GMO Trust
Prospectus
June 30, 2025, as revised April 29, 2026

Multi-Asset Class Funds
◼	Benchmark-Free Allocation Fund
	Class III:	GBMFX	Class IV:	GBMBX
	Class R6:	GBMSX	Class I:	GBMIX
◼	Global Asset Allocation Fund
	Class III:	GMWAX	Class R6:	GMWRX
	Class I:	GMOOX
Equity Funds
◼	Climate Change Fund
	Class III:	GCCHX	Class IV:	—
	Class V:	—	Class VI:	—
	Class R6:	GCCAX	Class I:	GCCLX
◼	Emerging Markets Fund
	Class II:	GMEMX	Class III:	GMOEX
	Class IV:	—	Class V:	GEMVX
	Class VI:	GEMMX	Class R6:	GEMNX
	Class I:	GEMEX
◼	Emerging Markets ex-China Fund
	Class II:	—	Class III:	GMAUX
	Class IV:	—	Class V:	—
	Class VI:	GMAQX	Class R6:	—
	Class I:	GMAVX
◼	Global Developed Equity Allocation Fund
	Class III:	GWOAX	Class R6:	—
	Class I:	—
◼	Global Equity Allocation Fund
	Class III:	GMGEX	Class R6:	GMADX
	Class I:	GAAUX
◼	International Developed Equity Allocation Fund
	Class III:	GIOTX	Class R6:	GAAWX
	Class I:	—
◼	International Equity Allocation Fund
	Class III:	GIEAX	Class R6:	GSXMX
	Class I:	—
◼	International Equity Fund
	Class II:	—	Class III:	GMOIX
	Class IV:	GMCFX	Class R6:	—
	Class I:	GMOUX
◼	International Opportunistic Value Fund
	Class III:	GTMIX	Class IV:	GMAZX
	Class R6:	GMBCX	Class I:	IOVFX
◼	Japan Value Creation Fund
	Class III:	GMAKX	Class IV:	—
	Class V:	—	Class VI:	GMAHX
	Class R6:	—	Class I:	GMIIX
◼	Quality Fund
	Class III:	GQETX	Class IV:	GQEFX
	Class V:	—	Class VI:	GQLOX
	Class R6:	GQESX	Class I:	GQLIX
◼	Resources Fund
	Class III:	GOFIX	Class IV:	GOVIX
	Class V:	—	Class VI:	GMOWX
	Class R6:	GAAHX	Class I:	GEACX
◼	Resource Transition Fund
	Class III:	—	Class IV:	—
	Class V:	—	Class VI:	GMOYX
	Class R6:	—	Class I:	GMOCX
◼	Small Cap Quality Fund
	Class III:	GMAWX	Class IV:	GMSQX
	Class V:	—	Class VI:	GSBGX
	Class R6:	GMBVX	Class I:	GMAYX
◼	U.S. Equity Fund
	Class III:	GMUEX	Class IV:	—
	Class V:	—	Class VI:	GMCQX
	Class R6:	—	Class I:	—

Equity Funds continued
◼	U.S. Opportunistic Value Fund
	Class III:	PPADX	Class IV:	GUSOX
	Class V:	—	Class VI:	UUOAX
	Class R6:	PPAJX	Class I:	PPAEX
◼	U.S. Small Cap Value Fund
	Class III:	—	Class IV:	—
	Class V:	—	Class VI:	GCAVX
	Class R6:	—	Class I:	—
Fixed Income Funds
◼	Emerging Country Debt Fund
	Class III:	GMCDX	Class IV:	GMDFX
	Class VI:	GMOQX
◼	Emerging Country Debt Shares Fund
	Class R6:	GMAFX	Class I:	GMAJX
◼	Emerging Markets Debt Total Return Fund
	Class III:	—	Class IV:	—
	Class V:	—	Class VI:	GMVBX
	Class R6:	GMVSX	Class I:	GMVJX
◼	High Yield Fund
	Class VI:	GHVIX	Class R6:	—
	Class I:	GMOZX
◼	Multi-Asset Credit Fund
	Class II:	—	Class III:	—
	Class IV:	GMCHX	Class R6:	—
	Class I:	GMIQX
◼	Opportunistic Income Fund
	Class III:	GMOHX	Class VI:	GMODX
	Class R6:	GAAAX	Class I:	GMOLX
Alternative Funds
◼	Alternative Allocation Fund
	Class II:	—	Class III:	—
	Class IV:	—	Class V:	—
	Class VI:	GAAVX	Class R6:	GAAKX
	Class I:	GAAGX
Implementation Funds
◼	Asset Allocation Bond Fund
	Class III:	—	Class VI:	GABFX
◼	Benchmark-Free Fund
	Class III:	GBFFX
◼	Implementation Fund
	Ticker:	GIMFX
◼	MAC Implementation Fund
	Ticker:	GMIHX
◼	Strategic Opportunities Allocation Fund
	Class III:	GBATX
◼	U.S. Treasury Fund
	Class VI:	GUSTX	Class R6:	—
	Class I:	—
Grantham, Mayo, Van Otterloo & Co. LLC
53 State Street • Floor 33 • Boston, Massachusetts 02109
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
GMO is not offering or placing interests in the Funds, to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (“AIFMD”) is in force and effect or in the United Kingdom (“UK”), where the Alternative Investment Fund Managers Regulations 2013 as amended, including by the European Union (Withdrawal) Act 2018 and the Alternative Investment Fund Managers (Amendment Etc.) (EU Exit) Regulations 2019 (the “AIFM Law”), are in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State or the UK and such investor is otherwise eligible under the laws of such EEA Member State or the UK to invest in the Fund. None of the Funds, GMO, their respective affiliates or any natural or legal person acting on their behalf have been registered with or approved by any EEA Member State, European Union, UK or other regulatory, governmental or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced or taken any similar action with respect to any offering, marketing or other promotional materials relating to the Funds. If investors invest in the Funds on their own initiative, they will not receive the protections or benefits available under the AIFMD or the AIFM Law or any other rules or regulations that would be applicable if the Funds were approved for marketing in the EEA or the UK (including without limitation the Regulation (EU) 2019/2088 on sustainability-related disclosures in the financial services sector and Regulation (EU) 2020/852 on the establishment of a framework to facilitate sustainable investment.

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GMO BENCHMARK-FREE ALLOCATION FUND
Investment objective
Positive total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class R6	Class I
Management fee	0.80%[1]	0.75%[1]	0.80%[1]	0.80%[1]
Other expenses	0.03%	0.03%	0.03%	0.14%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.45%[3]	0.45%[3]	0.45%[3]	0.45%[3]
Total annual fund operating expenses	1.28%	1.23%	1.28%	1.39%
Expense reimbursement/waiver	(0.05%)[1]	(0.05%)[1]	(0.05%)[1]	(0.05%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	1.23%	1.18%	1.23%	1.34%
1 Includes both management fee of 0.65% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees. GMO also has contractually agreed to waive or reduce, through at least June 30, 2026, the Fund’s management and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”).
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Consists of approximately 0.08% in underlying fund fees and expenses, less than 0.01% in interest expense and borrowing costs for investments sold short incurred by underlying funds, 0.36% in dividend expenses on short sales incurred by underlying funds and 0.01% in purchase premiums and redemption fees paid to underlying funds. Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.57%.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect applicable expense reimbursements and waivers noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$125	$401	$697	$1,541
Class IV	$120	$385	$671	$1,484
Class R6	$125	$401	$697	$1,541
Class I	$136	$435	$756	$1,664
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 24% of the average value of its portfolio securities.

GMO BENCHMARK-FREE ALLOCATION FUND
Principal investment strategies
The Fund seeks annualized returns of 5% (net of fees) above the Consumer Price Index and expects annualized volatility (standard deviation) of 5-10%, each over a complete market cycle. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. The Fund is a fund of funds and invests primarily in Implementation Fund, other series of GMO Trust whether now existing or created in the future, including the Fixed Income Funds and the Alternative Funds, and in GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”).
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets in asset classes GMO believes offer the most attractive risk-adjusted returns. GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s holdings of particular asset classes in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
The Fund is permitted to invest in any asset class (e.g., U.S., non-U.S., and emerging market equity; U.S., non-U.S., and emerging market fixed income (including asset-backed securities and municipal bonds); and commodities), strategy (e.g., long/short and event-driven strategies), sector, country, or region, and at times may have substantial exposure to a single asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization and, in the case of debt instruments, of any credit quality (including below investment grade securities, commonly referred to as “high yield” or “junk bonds”), maturity and duration. GMO’s ability to shift investments among asset classes is not subject to any limits.
The Fund typically has substantial exposure to derivatives and short-sales. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative exposure, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. In addition, the Fund may lend its portfolio securities. The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results including the annualized returns and volatility the Fund is seeking to achieve. Even if the Fund achieves those returns or that volatility over a market cycle, it may experience shorter periods of significantly lower returns or higher volatility, or both. Over the three-year period and the period beginning with the inception of the Fund’s current investment strategy (July 23, 2003), in each case ending December 31, 2024, the Fund’s annualized net return (Class III shares, before taxes) less the Consumer Price Index was 0.67% and 4.21%, respectively. Over the three-year period and the period beginning July 31, 2003, in each case ending December 31, 2024, the Fund’s annualized net standard deviation (calculated using monthly net returns, before taxes) was 9.10% and 7.78%, respectively. See also “Performance” below. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of

GMO BENCHMARK-FREE ALLOCATION FUND
these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign

GMO BENCHMARK-FREE ALLOCATION FUND
or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner.
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Event-Driven Risk – If the Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the

GMO BENCHMARK-FREE ALLOCATION FUND
Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Consumer Price Index, the Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index, and two broad-based securities market indices. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. Since January 1, 2012, the Fund has been managed as a standalone investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

GMO BENCHMARK-FREE ALLOCATION FUND
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	7.89%	4Q 2022
Lowest Quarter:	-16.05%	1Q 2020
Year-to-Date:	4.71%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III[2]				7/23/2003
Return Before Taxes	4.27%	3.02%	3.21%	6.79%
Return After Taxes on Distributions	2.95%	1.92%	2.24%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	2.12%	2.26%	5.13%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	4.21%	3.01%	2.59%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	2.69%	2.53%	3.39%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	3.10%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	8.94%
Class IV				12/11/2012
Return Before Taxes	4.36%	3.09%	3.27%	3.77%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	4.21%	3.01%	2.68%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	2.69%	2.53%	1.64%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.42%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	10.84%
Class R6				5/1/2020
Return Before Taxes	4.29%	N/A	N/A	5.96%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	N/A	N/A	4.74%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	N/A	N/A	2.43%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	-1.36%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	N/A	N/A	15.82%
Class I				8/8/2019
Return Before Taxes	4.16%	2.92%	N/A	3.89%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	4.21%	N/A	4.06%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	2.69%	N/A	2.59%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	-0.15%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	N/A	12.38%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 2.45% to 2024 annual performance.
2 The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.
3 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO BENCHMARK-FREE ALLOCATION FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2003)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO GLOBAL ASSET ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the GMO Global Asset Allocation Index, an internally maintained index computed by GMO consisting of 65% MSCI ACWI and 35% Bloomberg U.S. Aggregate Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class R6	Class I
Management fee	0.00%[1]	0.00%[1]	0.00%[1]
Other expenses	0.06%	0.06%	0.19%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.78%[3]	0.78%[3]	0.78%[3]
Total annual fund operating expenses	0.84%	0.84%	0.97%
Expense reimbursement/waiver	(0.05%)[4]	(0.05%)[4]	(0.05%)[2,4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.79%	0.79%	0.92%
1 Includes both management fee and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Consists of approximately 0.57% in underlying fund fees and expenses, less than 0.01% in interest expense and borrowing costs for investments sold short incurred by underlying funds and 0.21% in dividend expenses on short sales incurred by underlying funds. Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.18%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$81	$263	$461	$1,033
Class R6	$81	$263	$461	$1,033
Class I	$94	$304	$531	$1,185
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 12% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 12% of the average value of its portfolio securities.

GMO GLOBAL ASSET ALLOCATION FUND
Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of other series of GMO Trust whether now existing or created in the future, including the Equity Funds, the Fixed Income Funds, the Implementation Funds, and the Alternative Funds, and in GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”).
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. Under normal circumstances, GMO intends to invest not more than 85% of the Fund’s net assets in the Equity Funds. The factors GMO considers and investment methods GMO uses can change over time.
The Fund is permitted to invest in any asset class (e.g., U.S., non-U.S., and emerging market equity; U.S., non-U.S., and emerging market fixed income (including asset-backed securities and municipal bonds); and commodities), strategy (e.g., long/short and event-driven strategies), sector, country, or region and at times may have substantial exposure to a single asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization and, in the case of debt instruments, of any credit quality (including below investment grade securities, commonly referred to as “high yield” or “junk bonds”), maturity and duration.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in money market funds unaffiliated with GMO and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are

GMO GLOBAL ASSET ALLOCATION FUND
subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

GMO GLOBAL ASSET ALLOCATION FUND
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.

GMO GLOBAL ASSET ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund's benchmark (a composite index computed by GMO) and two broad-based securities market indices. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	11.55%	2Q 2020
Lowest Quarter:	-16.75%	1Q 2020
Year-to-Date:	3.35%	As of	3/31/2025
Average Annual Total Returns1,2
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				6/28/1996
Return Before Taxes	5.13%	3.90%	4.46%	6.50%
Return After Taxes on Distributions	3.52%	2.32%	3.05%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	3.49%	2.54%	3.08%	4.70%
GMO Global Asset Allocation Index[3] (Fund benchmark)	11.60%	6.57%	6.63%	5.91%
MSCI ACWI[4] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	9.23%	7.25%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	4.23%
Class R6				9/30/2019
Return Before Taxes	5.13%	3.89%	N/A	4.96%
GMO Global Asset Allocation Index[3] (Fund benchmark)	11.60%	6.57%	N/A	7.40%
MSCI ACWI[4] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	N/A	11.36%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	-0.28%
Class I				1/6/2021
Return Before Taxes	4.98%	N/A	N/A	2.84%
GMO Global Asset Allocation Index[3] (Fund benchmark)	11.60%	N/A	N/A	4.82%
MSCI ACWI[4] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	8.45%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	-2.01%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 0.80% to 2024 annual performance.
2 The Fund commenced operations on June 28, 1996 with two classes of shares – (i) a class that has since terminated (the “Legacy Class”) and (ii) Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Legacy Class shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Legacy Class performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund’s principal investment strategies, effective June 30, 2002.
3 This benchmark provides a performance comparison that tracks changes in the Fund’s benchmark over time. See “Fund Benchmarks and Comparative Indices” for the time periods covered by each index included in the composite benchmark.
4 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO GLOBAL ASSET ALLOCATION FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 1996)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO CLIMATE CHANGE FUND
Investment objective
High total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.75%[1]	0.70%[1]	0.685%[1]	0.655%[1]	0.75%[1]	0.75%[1]
Other expenses	0.08%	0.08%	0.08%	0.08%	0.08%	0.18%[2]
Total annual fund operating expenses	0.83%	0.78%	0.77%	0.74%	0.83%	0.93%
Expense reimbursement/waiver	(0.05%)[1]	(0.05%)[1]	(0.05%)[1]	(0.05%)[1]	(0.05%)[1]	(0.05%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.78%	0.73%	0.72%	0.69%	0.78%	0.88%
1 Includes both management fee of 0.60% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; 0.675% for Class VI shares; 0.77% for Class R6 shares; and 0.77% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$80	$260	$456	$1,021
Class IV	$75	$244	$428	$961
Class V	$74	$241	$423	$949
Class VI	$70	$232	$407	$914
Class R6	$80	$260	$456	$1,021
Class I	$90	$291	$510	$1,138
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 104% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term

GMO CLIMATE CHANGE FUND
investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 57% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies GMO believes are positioned to benefit, directly or indirectly, from efforts to curb or mitigate the long-term effects of global climate change, to address the environmental challenges presented by global climate change, or to improve the efficiency of resource consumption. Due to the far-reaching effects of, and evolving innovation related to, climate change, GMO expects such companies to be involved in a wide array of businesses.
GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies. GMO also may consider ESG (environmental, social, and governance) criteria.
In selecting securities for the Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities. The Fund may invest its assets in securities of companies of any market capitalization and may invest a significant portion of its assets in securities of companies with smaller market capitalizations. The Fund has no limit on the amount it may invest in any single asset class, sector, country, industry, region or issuer. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
The Fund has a fundamental policy to concentrate its investments in climate change-related industries, and under normal market conditions, the Fund invests at least 80% of its assets in companies in such industries (see “Name Policies”). The Fund considers “climate change-related industries” to include clean energy, batteries and storage, electric grid, energy efficiency, recycling and pollution control, agriculture, water, and businesses that service such industries. The Fund is permitted to invest directly and indirectly in equities of companies tied economically to any country in the world, including emerging countries.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Focused Investment Risk − Because the Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. The Fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cutbacks on funding for the Environmental Protection Agency). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. Such companies are often capital-intensive and use significant amounts of leverage, subjecting them to the risk of rising interest rates that could adversely affect their ability to repay debt issued to finance capital projects and/or to borrow or otherwise raise additional money to finance those projects. In addition, scientific developments, such as breakthroughs in the remediation of global warming, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating

GMO CLIMATE CHANGE FUND
histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of

GMO CLIMATE CHANGE FUND
the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index intended solely to represent, in satisfaction of regulatory requirements, the overall global equity market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	33.30%	4Q 2020
Lowest Quarter:	-28.16%	1Q 2020
Year-to-Date:	-9.67%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				4/5/2017
Return Before Taxes	-25.62%	-0.20%	N/A	3.60%
Return After Taxes on Distributions	-25.71%	-1.78%	N/A	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	-15.06%	-0.16%	N/A	2.73%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	N/A	10.41%
Class R6				1/16/2020
Return Before Taxes	-25.63%	N/A	N/A	-0.63%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	9.69%
Class I				2/25/2020
Return Before Taxes	-25.70%	N/A	N/A	0.28%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	11.28%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO CLIMATE CHANGE FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Lucas White (since the Fund’s inception in 2017)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Thomas Hancock (since the Fund’s inception in 2017)	Head, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO EMERGING MARKETS FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class II	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.87%[1]	0.80%[1]	0.755%[1]	0.735%[1]	0.705%[1]	0.87%[1]	0.87%[1]
Other expenses	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%	0.39%[2]
Total annual fund operating expenses	1.13%	1.06%	1.02%	1.00%	0.97%	1.13%	1.26%
Expense reimbursement/waiver	(0.10%)[1]	(0.08%)[1]	(0.09%)[1]	(0.12%)[1]	(0.11%)[1]	(0.10%)[1]	(0.14%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	1.03%	0.98%	0.93%	0.88%	0.86%	1.03%	1.12%
1 Includes both management fee of 0.65% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses and state and federal registration fees. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. In addition, GMO has contractually agreed to waive the shareholder service fees charged to each class of shares of the Fund to the extent necessary to prevent the shareholder service fees paid by the class from exceeding the following amounts of the class’s average daily net assets: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% for Class IV shares, 0.05% for Class V shares, 0.02% for Class VI shares, 0.20% for Class R6 shares, and 0.20% for Class I shares. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$105	$349	$613	$1,366
Class III	$100	$329	$577	$1,287
Class IV	$95	$316	$554	$1,240
Class V	$90	$306	$541	$1,214
Class VI	$88	$298	$526	$1,180
Class R6	$105	$349	$613	$1,366
Class I	$114	$386	$678	$1,510
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 141% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 118% of the average value of its portfolio securities.

GMO EMERGING MARKETS FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in companies tied economically to markets that are not treated as developed markets in the MSCI World Index (“emerging markets”). GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify emerging market equities GMO believes have positive return potential relative to other emerging markets equities. Some of these methods evaluate individual companies or groups of companies based on (among other factors) the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, country and region exposure, currencies, market capitalization, risk relative to the benchmark, liquidity, and transaction costs. GMO also may consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include options, futures, forward currency contracts, and swap contracts. GMO typically seeks to limit the carbon intensity of the Fund’s portfolio to no more than that of the MSCI Emerging Markets Index. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (through underlying funds or derivatives) at least 80% of its assets in emerging markets companies (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to

GMO EMERGING MARKETS FUND
receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO EMERGING MARKETS FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	15.88%	2Q 2020
Lowest Quarter:	-24.26%	1Q 2020
Year-to-Date:	3.15%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class II1				11/29/1996
Return Before Taxes	3.27%	-2.23%	2.03%	5.95%
MSCI Emerging Markets Index[2] (reflects no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	7.50%	1.70%	3.64%	5.41%
Class III				12/9/1993
Return Before Taxes	3.40%	-2.17%	2.09%	5.90%
Return After Taxes on Distributions	2.16%	-3.48%	1.10%	4.62%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	-1.70%	1.65%	5.06%
MSCI Emerging Markets Index[2] (reflects no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	7.50%	1.70%	3.64%	4.97%
Class VI				6/30/2003
Return Before Taxes	3.45%	-2.06%	2.21%	7.18%
MSCI Emerging Markets Index[2] (reflects no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	7.50%	1.70%	3.64%	8.18%
Class R6				3/31/2020
Return Before Taxes	3.24%	N/A	N/A	3.53%
MSCI Emerging Markets Index[2] (reflects no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	7.50%	N/A	N/A	7.72%
Class I				1/14/2020
Return Before Taxes	3.21%	N/A	N/A	-2.80%
MSCI Emerging Markets Index[2] (reflects no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	7.50%	N/A	N/A	1.18%
1 For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. The returns shown in the table for that period are those of Class III shares, which have been adjusted downward to reflect Class II’s higher total annual fund operating expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s actual total annual fund operating expenses during such periods upward by the current differential between “Total annual fund operating expenses” for Class II and Class III shares shown in the Fund’s “Annual Fund operating expenses” table).
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO EMERGING MARKETS FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2015)	Portfolio Manager, Systematic Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO EMERGING MARKETS EX-CHINA FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses¹
(expenses that you bear each year as a percentage of the value of your investment)
	Class II	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.77%[1]	0.70%[1]	0.655%[1]	0.635%[1]	0.605%[1]	0.77%[1]	0.77%[1]
Other expenses	0.71%	0.71%	0.71%	0.71%	0.52%	0.71%	0.83%[2]
Total annual fund operating expenses	1.48%	1.41%	1.37%	1.35%	1.13%	1.48%	1.60%
Expense reimbursement/waiver	(0.62%)[1]	(0.60%)[1]	(0.61%)[1]	(0.64%)[1]	(0.45%)[1]	(0.62%)[1]	(0.62%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.86%	0.81%	0.76%	0.71%	0.68%	0.86%	0.98%
1 Includes both management fee of 0.55% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.85% for Class II shares; 0.80% for Class III shares; 0.75% for Class IV shares; 0.70% for Class V shares; 0.67% for Class VI shares; 0.85% for Class R6 shares; and 0.85% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$88	$407	$749	$1,715
Class III	$83	$387	$714	$1,639
Class IV	$78	$374	$692	$1,593
Class V	$73	$364	$678	$1,568
Class VI	$69	$314	$579	$1,334
Class R6	$88	$407	$749	$1,715
Class I	$100	$444	$812	$1,848
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 103% of the average value of its

GMO EMERGING MARKETS EX-CHINA FUND
portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 86% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in companies tied economically to markets that are not treated as developed markets in the MSCI World Index, with the exception of companies domiciled or listed for trading in China (“emerging markets”). GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify emerging market equities GMO believes have positive return potential relative to other emerging markets equities. Some of these methods evaluate individual companies or groups of companies based on (among other factors) the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, country and region exposure, currencies, market capitalization, risk relative to the benchmark, liquidity, and transaction costs. GMO also may consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include options, futures, forward currency contracts, and swap contracts. GMO typically seeks to limit the carbon intensity of the Fund’s portfolio to no more than that of the MSCI Emerging Markets ex-China Index. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (through underlying funds or derivatives) at least 80% of its assets in emerging markets companies (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the

GMO EMERGING MARKETS EX-CHINA FUND
United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO EMERGING MARKETS EX-CHINA FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	15.67%	4Q 2023
Lowest Quarter:	-21.34%	1Q 2022
Year-to-Date:	-1.29%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				11/17/2021
Return Before Taxes	0.21%	N/A	N/A	-4.57%
Return After Taxes on Distributions	-6.57%	N/A	N/A	-7.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.79%	N/A	N/A	-3.53%
MSCI Emerging Markets ex- China Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	3.56%	N/A	N/A	-0.01%
Class VI				10/18/2021
Return Before Taxes	0.38%	N/A	N/A	-4.33%
MSCI Emerging Markets ex- China Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestment)	3.56%	N/A	N/A	0.05%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since the Fund’s inception in 2021)	Portfolio Manager, Systematic Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO EMERGING MARKETS EX-CHINA FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the MSCI World Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class R6	Class I
Management fee	0.00%[1]	0.00%[1]	0.00%[1]
Other expenses	0.10%	0.10%	0.22%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.53%[3]	0.53%[3]	0.53%[3]
Total annual fund operating expenses	0.63%	0.63%	0.75%
Expense reimbursement/waiver	(0.10%)[4]	(0.10%)[4]	(0.10%)[2,4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.53%	0.53%	0.65%
1 Includes both management fee and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.33%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$54	$192	$341	$777
Class R6	$54	$192	$341	$777
Class I	$66	$230	$407	$921
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 8% of the average value of its portfolio securities.
Principal investment strategies
The Fund is a fund of funds and invests primarily in equities traded in U.S. and non-U.S. markets (including emerging markets) through its investment in the Equity Funds and in GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.

GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities (see “Name Policies”). In addition, under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities tied economically to developed markets (see “Name Policies”). The term “developed markets” means those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Fund also may obtain exposure to equities tied economically to emerging markets (which are not part of the Fund’s benchmark), but those investments typically will represent 10% or less of the Fund’s net assets measured at the time of purchase.
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of

GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND
assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
●
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed

GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND
income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments.
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark, a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	17.63%	2Q 2020
Lowest Quarter:	-23.90%	1Q 2020
Year-to-Date:	2.62%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				6/16/2005
Return Before Taxes	10.98%	8.87%	8.02%	7.37%
Return After Taxes on Distributions	9.31%	6.79%	6.34%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	7.07%	6.42%	6.01%	5.75%
MSCI World Index[2] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	8.16%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 1.42% to 2024 annual performance.
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2005)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred

GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND
compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO GLOBAL EQUITY ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the MSCI ACWI.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class R6	Class I
Management fee	0.00%[1]	0.00%[1]	0.00%[1]
Other expenses	0.04%	0.04%	0.22%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.57%[3]	0.57%[3]	0.57%[3]
Total annual fund operating expenses	0.61%	0.61%	0.79%
Expense reimbursement/waiver	(0.03%)[4]	(0.03%)[4]	(0.03%)[2,4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.58%	0.58%	0.76%
1 Includes both management fee and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.28%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$59	$192	$337	$759
Class R6	$59	$192	$337	$759
Class I	$78	$249	$436	$975
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 20% of the average value of its portfolio securities.
Principal investment strategies
The Fund is a fund of funds and invests primarily in equities traded in U.S. and non-U.S. markets (including emerging markets) through its investment in the Equity Funds and GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.

GMO GLOBAL EQUITY ALLOCATION FUND
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities (see “Name Policies”).
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market

GMO GLOBAL EQUITY ALLOCATION FUND
price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments.

GMO GLOBAL EQUITY ALLOCATION FUND
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.

GMO GLOBAL EQUITY ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund's benchmark (a broad-based securities market index) and a composite index computed by GMO that tracks historical changes in the Fund's benchmark over time. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary.  Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	17.13%	2Q 2020
Lowest Quarter:	-24.20%	1Q 2020
Year-to-Date:	2.74%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				11/26/1996
Return Before Taxes	9.51%	6.94%	6.99%	7.77%
Return After Taxes on Distributions	7.87%	5.15%	5.53%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	4.97%	5.26%	5.85%
MSCI ACWI +[2,3] (Composite index)	17.49%	10.06%	9.23%	7.15%
MSCI ACWI[3] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	9.23%	7.10%
Class R6				7/15/2020
Return Before Taxes	9.51%	N/A	N/A	9.55%
MSCI ACWI +[2,3] (Composite index)	17.49%	N/A	N/A	11.77%
MSCI ACWI[3] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	11.77%
Class I				8/17/2020
Return Before Taxes	9.39%	N/A	N/A	8.73%
MSCI ACWI +[2,3] (Composite index)	17.49%	N/A	N/A	11.00%
MSCI ACWI[3] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	11.00%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 1.28% to 2024 annual performance.
2 The composite index provides a performance comparison that tracks changes in the Fund’s benchmark over time. See “Fund Benchmarks and Comparative Indices” for the time periods covered by each index included in the composite index.
3 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 1996)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to

GMO GLOBAL EQUITY ALLOCATION FUND
accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the MSCI EAFE Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class R6	Class I
Management fee	0.00%[1]	0.00%[1]	0.00%[1]
Other expenses	0.06%	0.06%	0.18%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.63%[3]	0.63%[3]	0.63%[3]
Total annual fund operating expenses	0.69%	0.69%	0.81%
Expense reimbursement/waiver	(0.05%)[4]	(0.05%)[4]	(0.05%)[2,4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.64%	0.64%	0.76%
1 Includes both management fee and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.86%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$65	$216	$379	$854
Class R6	$65	$216	$379	$854
Class I	$78	$254	$445	$997
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 11% of the average value of its portfolio securities.
Principal investment strategies
The Fund is a fund of funds and invests primarily in equities traded in non-U.S. markets (including emerging markets) through its investment in Equity Funds and GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time. Under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities (see “Name Policies”). In addition, under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities tied economically to developed markets (see “Name Policies”). The term “developed markets” means those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Fund also may invest in equities tied economically to emerging markets (which are not part of the Fund’s benchmark), but those investments typically will represent 10% or less of the Fund’s net assets measured at the time of purchase.
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
●
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments.
●
Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark, a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	17.89%	4Q 2022
Lowest Quarter:	-23.99%	1Q 2020
Year-to-Date:	10.06%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				6/5/2006
Return Before Taxes	10.64%	6.95%	5.47%	4.44%
Return After Taxes on Distributions	9.28%	5.50%	4.45%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	7.12%	5.17%	4.24%	3.44%
MSCI EAFE Index[2] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.82%	4.73%	5.20%	3.87%
Class R6				1/22/2021
Return Before Taxes	10.64%	N/A	N/A	5.94%
MSCI EAFE Index[2] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.82%	N/A	N/A	3.39%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 3.75% to 2024 annual performance.
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2006)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the MSCI ACWI ex USA.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class R6	Class I
Management fee	0.00%[1]	0.00%[1]	0.00%[1]
Other expenses	0.06%	0.06%	0.18%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.69%[3]	0.69%[3]	0.69%[3]
Total annual fund operating expenses	0.75%	0.75%	0.87%
Expense reimbursement/waiver	(0.05%)[4]	(0.05%)[4]	(0.05%)[2,4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.70%	0.70%	0.82%
1 Includes both management fee and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.58%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$72	$235	$412	$926
Class R6	$72	$235	$412	$926
Class I	$84	$273	$477	$1,068
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 20% of the average value of its portfolio securities.
Principal investment strategies
The Fund is a fund of funds and invests primarily in equities traded in non-U.S. markets (including emerging markets) through its investment in Equity Funds and GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities (see “Name Policies”).
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
●
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
●
Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark, a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	16.30%	2Q 2020
Lowest Quarter:	-24.01%	1Q 2020
Year-to-Date:	8.15%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				10/11/1996
Return Before Taxes	8.40%	4.06%	4.41%	6.36%
Return After Taxes on Distributions	6.60%	2.57%	3.27%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	2.92%	3.38%	5.02%
MSCI ACWI ex USA[2] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	5.53%	4.10%	4.80%	5.08%
Class R6				8/30/2019
Return Before Taxes	8.40%	4.07%	N/A	6.76%
MSCI ACWI ex USA[2] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	5.53%	4.10%	N/A	6.02%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 2.51% to 2024 annual performance.
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 1996)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO INTERNATIONAL EQUITY FUND
Investment objective
High total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class II	Class III	Class IV	Class R6	Class I
Management fee	0.72%[1]	0.65%[1]	0.59%[1]	0.72%[1]	0.72%[1]
Other expenses	0.07%[2]	0.07%[2]	0.07%[2]	0.07%[2]	0.21%[2,3]
Acquired fund fees and expenses (underlying fund expenses)	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.80%	0.73%	0.67%	0.80%	0.94%
Expense reimbursement/waiver	(0.04%)[1]	(0.04%)[1]	(0.04%)[1]	(0.04%)[1]	(0.18%)[1,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.76%	0.69%	0.63%	0.76%	0.76%
1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Excludes extraordinary, non-recurring expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Other expenses" would have been higher by 0.90% for Classes II, R6 and I, 1.19% for Class III and 1.20% for Class IV.
3 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares for all amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. This reimbursement will continue through at least September 3, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$78	$251	$440	$986
Class III	$70	$229	$402	$903
Class IV	$64	$210	$369	$831
Class R6	$78	$251	$440	$986
Class I	$78	$282	$503	$1,138
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 84% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 71% of the average value of its portfolio securities.

GMO INTERNATIONAL EQUITY FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in non-U.S. developed market equities. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify international equities GMO believes have positive return potential relative to other international equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers a position size, sector and industry exposure, country and region exposure, currencies, market capitalization, liquidity, and transaction costs. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. GMO also may consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (through underlying funds or derivatives) at least 80% of its assets in equities (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations

GMO INTERNATIONAL EQUITY FUND
and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO INTERNATIONAL EQUITY FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	18.56%	4Q 2022
Lowest Quarter:	-23.97%	1Q 2020
Year-to-Date:	9.74%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				3/31/1987
Return Before Taxes	12.98%	7.99%	5.78%	7.32%
Return After Taxes on Distributions	11.93%	6.52%	4.77%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.45%	5.97%	4.47%	5.85%
MSCI EAFE Index[2] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.82%	4.73%	5.20%	5.22%
Class IV				1/9/1998
Return Before Taxes	13.02%	8.06%	5.84%	6.48%
MSCI EAFE Index[2] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.82%	4.73%	5.20%	5.06%
Class I				5/24/2021
Return Before Taxes	12.77%	N/A	N/A	4.70%
MSCI EAFE Index[2] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.82%	N/A	N/A	1.80%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 5.25% to 2024 annual performance.
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered

GMO INTERNATIONAL EQUITY FUND
into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO INTERNATIONAL OPPORTUNISTIC VALUE FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class R6	Class I
Management fee	0.65%[1]	0.60%[1]	0.65%[1]	0.65%[1]
Other expenses	0.10%[2]	0.10%[2]	0.10%[2]	5.39%[2,3]
Total annual fund operating expenses	0.75%	0.70%	0.75%	6.04%
Expense reimbursement/waiver	(0.06%)[1]	(0.06%)[1]	(0.06%)[1]	(5.23%)[1,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.69%	0.64%	0.69%	0.81%
1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Excludes extraordinary, non-recurring expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Other expenses" would have been higher by 0.10%.
3 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$70	$234	$411	$925
Class IV	$65	$218	$384	$865
Class R6	$70	$234	$411	$925
Class I	$83	$1,328	$2,548	$5,488
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 59% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 49% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in international equity markets. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’

GMO INTERNATIONAL OPPORTUNISTIC VALUE FUND
prices, equity and other markets, the overall global economy, and governmental policies. The Fund seeks to capitalize opportunistically on what GMO believes to be market dislocations within the international equity markets.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify international equities GMO believes have positive return potential relative to other international equities. A key component of the process is GMO’s proprietary methodology for assessing values of company tangible and intangible assets and generating equity return forecasts, which are then incorporated into relative valuations models. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, country and region exposure, currencies, market capitalization, liquidity, and transaction costs. GMO may also consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund primarily invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to developed countries other than the United States. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equities (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or

GMO INTERNATIONAL OPPORTUNISTIC VALUE FUND
exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO INTERNATIONAL OPPORTUNISTIC VALUE FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI World ex USA Value Index and a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1,2
Years Ending December 31

Highest Quarter:	19.15%	4Q 2022
Lowest Quarter:	-23.02%	1Q 2020
Year-to-Date:	12.27%	As of	3/31/2025
Average Annual Total Returns1,2
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				7/29/1998
Return Before Taxes	5.25%	5.90%	4.59%	5.85%
Return After Taxes on Distributions	2.61%	4.20%	3.37%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	4.50%	3.58%	4.96%
MSCI World ex USA Value Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	6.65%	5.50%	4.54%	4.89%
MSCI World ex USA Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	4.70%	5.10%	5.26%	4.63%
Class IV				9/25/2023
Return Before Taxes	5.37%	N/A	N/A	9.48%
MSCI World ex USA Value Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	6.65%	N/A	N/A	11.73%
MSCI World ex USA Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	4.70%	N/A	N/A	11.76%
Class I				8/14/2023
Return Before Taxes	5.10%	N/A	N/A	8.46%
MSCI World ex USA Value Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	6.65%	N/A	N/A	10.69%
MSCI World ex USA Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	4.70%	N/A	N/A	8.40%
1 The performance information (before and after taxes) for all periods prior to May 22, 2023 was achieved prior to the change in the Fund’s investment objective and principal investment strategies, effective May 22, 2023.
2 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 0.44% to 2024 annual performance.
3 Index performance from inception is presented beginning on July 31, 1998 due to the unavailability of daily index returns prior to 2001. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO INTERNATIONAL OPPORTUNISTIC VALUE FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2023)	Portfolio Manager, Systematic Equity Team, GMO.
Asset Allocation	John Thorndike (since 2023)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO-USONIAN JAPAN VALUE CREATION FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.65%[1]	0.60%[1]	0.585%[1]	0.555%[1]	0.65%[1]	0.65%[1]
Other expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.24%[2]
Total annual fund operating expenses	0.78%	0.73%	0.72%	0.69%	0.78%	0.89%
Expense reimbursement/waiver	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.09%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.68%	0.63%	0.62%	0.59%	0.68%	0.80%
1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$69	$239	$423	$957
Class IV	$64	$223	$396	$897
Class V	$63	$220	$391	$885
Class VI	$60	$211	$374	$849
Class R6	$69	$239	$423	$957
Class I	$82	$275	$484	$1,088
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 32% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 23% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equity securities of Japanese companies and companies tied economically to Japan that GMO believes are attractively valued and conservatively capitalized.
In selecting securities for the Fund, GMO uses a bottom-up approach that takes into account both systematic factors, such as profitability, profit stability and leverage, and judgmental factors, such as GMO’s assessment of a company’s management (through

GMO-USONIAN JAPAN VALUE CREATION FUND
management engagement and other forms of research), business strategies and key risks. GMO monitors macroeconomic, social, political, and regulatory developments, including the potential impact of those developments on a company’s future prospects. In addition, GMO may consider ESG (environmental, social, and governance) criteria when evaluating Fund investments. GMO routinely engages with management to seek to increase value.
The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or benchmark. In addition to having substantial exposure to Japanese securities and the Japanese yen, at times the Fund may have substantial exposure to a single issuer, asset class, sector, industry or region, or companies with similar market capitalizations.
As an alternative to investing directly in common stock, the Fund may invest in exchange-traded funds (ETFs). The Fund also may invest in American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in securities of companies tied economically to Japan (see “Name Policies”).
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Focused Investment Risk – Because the Fund focuses its investments in securities of Japanese companies and companies tied economically to Japan, the Fund is more susceptible to changes in Japanese economic and political conditions, the reliability of financial information available concerning those companies, and the legal, tax and regulatory environment in Japan. Japan’s economy has experienced significant deflation and instability in its financial institutions historically, and there can be no assurance that such difficulties will not resurface, particularly in the event of a change in political leadership or other circumstances affecting the social, political or economic landscape of Japan. Changes in international trade and government tax and fiscal policies may have negative effects on the Japanese economy. Japan’s economy is geared toward global trade, and there can be no assurance that overseas demand for the products and services of Japanese companies will not change adversely in the future. Changes in any of the factors noted above could have a material negative impact on the Fund’s investments.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments.
●
Currency Risk – Fluctuations in the exchange rate between the U.S. dollar and the Japanese Yen can adversely affect the market value of the Fund’s holdings (e.g., the value of the U.S. dollar increases in relation to the Japanese Yen).
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets, including Japan. Shifts within Japan’s domestic political landscape, as well as political shifts affecting countries neighboring Japan (e.g., China, Taiwan, Russia, North Korea and South Korea), pose a particular risk of adverse effects on the Japanese economy and market. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the

GMO-USONIAN JAPAN VALUE CREATION FUND
Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	17.02%	4Q 2020
Lowest Quarter:	-9.15%	2Q 2022
Year-to-Date:	6.06%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				12/30/2021
Return Before Taxes	8.18%	N/A	N/A	4.71%
Tokyo Stock Price Index (Total Return)[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	7.64%	N/A	N/A	2.95%
Class VI				9/14/2020
Return Before Taxes	8.29%	N/A	N/A	7.32%
Return After Taxes on Distributions	7.72%	N/A	N/A	5.12%
Return After Taxes on Distributions and Sale of Fund Shares	5.45%	N/A	N/A	5.08%
Tokyo Stock Price Index (Total Return)[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	7.64%	N/A	N/A	5.14%
Class I				6/7/2021
Return Before Taxes	8.07%	N/A	N/A	1.78%
Tokyo Stock Price Index (Total Return)[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	7.64%	N/A	N/A	1.71%
1 TOPIX data may not be reproduced or used for any other purpose. TOPIX provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO-USONIAN JAPAN VALUE CREATION FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Usonian Japan Equity Team	Drew Edwards (since the Fund’s inception in 2020)	Head, Usonian Japan Equity Team, GMO.
Usonian Japan Equity Team	Colin Bekemeyer (since 2024)	Portfolio Manager, Usonian Japan Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) when the Japanese equity markets also are open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) when the Japanese equity markets also are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO QUALITY FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.48%[1]	0.435%[1]	0.415%[1]	0.385%[1]	0.48%[1]	0.48%[1]
Other expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.15%[2]
Total annual fund operating expenses	0.51%	0.47%	0.45%	0.42%	0.51%	0.63%
Expense reimbursement/waiver	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.51%	0.47%	0.45%	0.42%	0.51%	0.63%
1 Includes both management fee of 0.33% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.50% for Class III shares; 0.455% for Class IV shares; 0.435% for Class V shares; 0.405% for Class VI shares; 0.50% for Class R6 shares; and 0.50% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$52	$164	$285	$640
Class IV	$48	$151	$263	$591
Class V	$46	$144	$252	$567
Class VI	$43	$135	$235	$530
Class R6	$52	$164	$285	$640
Class I	$64	$202	$351	$786
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 28% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 16% of the average value of its portfolio securities.

GMO QUALITY FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies that GMO believes to be of high quality. GMO believes a high quality company generally to be a company that has an established business that will deliver a high level of return on past investments and that will use cash flows to make investments with the potential for a high return on capital or to return cash to shareholders through dividends or share buybacks.
In selecting securities for the Fund, GMO uses a combination of investment methods, typically considering both (1) systematic factors, based on profitability, profit stability, leverage, and other publicly available financial information, and (2) judgmental factors, based on GMO’s assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive forces. GMO also may rely on valuation methodologies, such as discounted cash flow analysis and multiples of price to earnings, revenues, book values or other fundamental metrics. The Fund also is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries.
At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of

GMO QUALITY FUND
assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.

GMO QUALITY FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	16.03%	2Q 2020
Lowest Quarter:	-16.42%	1Q 2020
Year-to-Date:	-1.01%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				2/6/2004
Return Before Taxes	18.92%	14.40%	14.06%	10.26%
Return After Taxes on Distributions	17.62%	12.21%	11.51%	8.45%
Return After Taxes on Distributions and Sale of Fund Shares	12.17%	10.98%	10.74%	8.06%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	14.52%	13.10%	10.28%
Class IV				2/6/2004
Return Before Taxes	19.00%	14.45%	14.11%	10.31%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	14.52%	13.10%	10.28%
Class VI				12/8/2006
Return Before Taxes	19.04%	14.51%	14.16%	11.27%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	14.52%	13.10%	10.37%
Class R6				11/12/2019
Return Before Taxes	18.95%	14.41%	N/A	15.11%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	14.52%	N/A	15.16%
Class I				9/26/2019
Return Before Taxes	18.81%	14.28%	N/A	15.72%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	14.52%	N/A	15.64%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Thomas Hancock (since 2009)	Head, Focused Equity Team, GMO.
Focused Equity	Ty Cobb (since 2019)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Anthony Hene (since 2015)	Portfolio Manager, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.

GMO QUALITY FUND
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO RESOURCES FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.65%[1]	0.60%[1]	0.585%[1]	0.555%[1]	0.65%[1]	0.65%[1]
Other expenses	0.07%	0.07%	0.07%	0.07%	0.07%	0.19%[2]
Total annual fund operating expenses	0.72%	0.67%	0.66%	0.63%	0.72%	0.84%
Expense reimbursement/waiver	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1]	(0.00%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.72%	0.67%	0.66%	0.63%	0.72%	0.84%
1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO is permitted to recover from the Fund, on a class-by-class basis, “Specified Operating Expenses” it has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the annualized rate of 0.10% per year or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the annual limitation rate set forth above or any lower expense limit as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$74	$230	$401	$894
Class IV	$68	$214	$373	$835
Class V	$67	$211	$368	$822
Class VI	$64	$202	$351	$786
Class R6	$74	$230	$401	$894
Class I	$86	$268	$466	$1,037
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 79% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 48% of the average value of its portfolio securities.

GMO RESOURCES FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies in the natural resources sector (as defined below). Given global population growth, the industrialization of emerging countries, and the clean energy transition, GMO believes that global demand for many natural resources will increase and, given the finite supply of natural resources, that prices of these natural resources will increase over a long time period. GMO also believes that the demand for clean energy will continue to increase. In managing the Fund, GMO seeks to invest the Fund’s assets in the securities of companies that it believes will benefit from, and avoid companies it believes will be adversely affected by, the long-term increase GMO expects in natural resource prices and the increasing demand for clean energy. GMO expects the Fund’s long-term performance to have a low correlation to the performance of equity markets generally.
GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies. GMO also may consider ESG (environmental, social, and governance) criteria.
In selecting securities for the Fund, GMO uses a combination of investment methods to identify natural resources equities GMO believes have positive return potential relative to other natural resources equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to other securities of companies in the natural resources sector. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund invests in companies tied economically to emerging markets. The Fund may invest its assets in securities of companies of any market capitalization and may invest a significant portion of its assets in securities of companies with smaller market capitalizations. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector (see “Name Policies”). The Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Focused Investment Risk – Because the Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to higher risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability. Such companies are often capital-intensive and use significant amounts of leverage, subjecting them to the risk of rising interest rates that could adversely affect their ability to repay debt issued to finance capital projects and/or to borrow or otherwise raise additional money to finance those projects. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by

GMO RESOURCES FUND
political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The Fund’s concentration in the securities of natural resources companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because the Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly more than if the Fund had a broader range of investments.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or

GMO RESOURCES FUND
in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI ACWI Commodity Producers Index and a broad-based securities market index intended solely to represent, in satisfaction of regulatory requirements, the overall global equity market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

GMO RESOURCES FUND
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	38.17%	4Q 2020
Lowest Quarter:	-35.58%	1Q 2020
Year-to-Date:	-5.90%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				12/28/2011
Return Before Taxes	-17.70%	3.99%	7.00%	4.98%
Return After Taxes on Distributions	-18.38%	1.90%	5.52%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	-10.05%	2.82%	5.43%	3.68%
MSCI ACWI Commodity Producers Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-5.56%	5.89%	4.02%	2.34%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	9.23%	10.42%
Class IV				3/20/2013
Return Before Taxes	-17.64%	4.04%	7.05%	4.77%
MSCI ACWI Commodity Producers Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-5.56%	5.89%	4.02%	2.42%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	10.06%	9.23%	9.49%
Class VI				2/8/2022
Return Before Taxes	-17.60%	N/A	N/A	-8.72%
MSCI ACWI Commodity Producers Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-5.56%	N/A	N/A	1.65%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	7.26%
Class R6				1/22/2021
Return Before Taxes	-17.73%	N/A	N/A	-2.51%
MSCI ACWI Commodity Producers Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-5.56%	N/A	N/A	9.46%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	7.84%
Class I				1/22/2021
Return Before Taxes	-17.83%	N/A	N/A	-2.61%
MSCI ACWI Commodity Producers Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-5.56%	N/A	N/A	9.46%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	7.84%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO RESOURCES FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Lucas White (since 2015)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Thomas Hancock (since the Fund’s inception in 2011)	Head, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO RESOURCE TRANSITION FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.95%[1]	0.90%[1]	0.885%[1]	0.855%[1]	0.95%[1]	0.95%[1]
Other expenses	0.16%	0.16%	0.16%	0.16%	0.16%	0.28%[2]
Total annual fund operating expenses	1.11%	1.06%	1.05%	1.02%	1.11%	1.23%
Expense reimbursement/waiver	(0.16%)[1]	(0.16%)[1]	(0.16%)[1]	(0.16%)[1]	(0.16%)[1]	(0.16%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.95%	0.90%	0.89%	0.86%	0.95%	1.07%
1 Includes both management fee of 0.80% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.95% for Class III shares; 0.90% for Class IV shares; 0.885% for Class V shares; 0.855% for Class VI shares; 0.95% for Class R6 shares; and 0.95% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$97	$337	$596	$1,337
Class IV	$92	$321	$569	$1,280
Class V	$91	$318	$564	$1,268
Class VI	$88	$309	$548	$1,233
Class R6	$97	$337	$596	$1,337
Class I	$109	$374	$660	$1,475
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 58% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 47% of the average value of its portfolio securities.

GMO RESOURCE TRANSITION FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies in the resource transition sector (as defined below). Given global population growth, the industrialization of emerging countries, and the clean energy transition, GMO believes that global demand for many natural resources will increase and, given the finite supply of natural resources, that prices of these natural resources will increase over a long time period. GMO also believes that the demand for clean energy will continue to increase. In managing the Fund, GMO seeks to invest the Fund’s assets in the securities of companies that it believes will benefit from and avoid companies it believes will be adversely affected by, the long-term increase GMO expects in natural resource prices and the increasing demand for clean energy. GMO expects the Fund’s long-term performance to have a low correlation to the performance of equity markets generally.
GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies. GMO also may consider ESG (environmental, social, and governance) criteria.
In selecting securities for the Fund, GMO uses a combination of investment methods to identify resource transition equities GMO believes have positive return potential relative to the securities of other resource transition equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to other securities of companies in the resource transition sector. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund invests in companies tied economically to emerging markets. The Fund may invest its assets in securities of companies of any market capitalization and may invest a significant portion of its assets in securities of companies with smaller market capitalizations. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund has a fundamental policy to concentrate its investments in the resource transition sector, and under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector (see “Name Policies”). The Fund considers the “resource transition sector” to include companies that own, produce, refine, process, transport, and market natural resources other than fossil fuels and companies that provide related equipment, infrastructure, and services. The sector includes, for example companies in the following industries: diversified mining, precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, water, alternative energy sources, and environmental services. The Fund does not consider the integrated oil and gas or oil and gas exploration and production industries to be part of the “resource transition sector”. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Focused Investment Risk – Because the Fund concentrates its investments in the resource transition sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the resource transition sector and is subject to higher risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the resource transition sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the resource transition sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability. Such companies are often capital-intensive and use significant amounts of leverage, subjecting them to the risk of rising interest rates that could adversely affect their

GMO RESOURCE TRANSITION FUND
ability to repay debt issued to finance capital projects and/or to borrow or otherwise raise additional money to finance those projects. Projects in the resource transition sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the resource transition sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the resource transition sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the resource transition sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The Fund’s concentration in the securities of companies in the resource transition sector exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. For example, the Fund’s lack of exposure to companies that own fossil fuel reserves or that focus on oil and gas exploration and production may have an adverse effect on Fund performance relative to a fund that invested more broadly across the natural resources sector. Because the Fund invests primarily in the resource transition sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly more than if the Fund had a broader range of investments.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

GMO RESOURCE TRANSITION FUND
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO RESOURCE TRANSITION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI ACWI Commodity Producers ex-Energy Index and a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	6.83%	3Q 2024
Lowest Quarter:	-18.67%	4Q 2024
Year-to-Date:	-8.11%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				2/15/2023
Return Before Taxes	-26.24%	N/A	N/A	-23.08%
Return After Taxes on Distributions	-26.83%	N/A	N/A	-23.91%
Return After Taxes on Distributions and Sale of Fund Shares	-15.35%	N/A	N/A	-17.06%
MSCI ACWI Commodity Producers ex-Energy Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-12.77%	N/A	N/A	-7.32%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	16.42%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Lucas White (since the Fund’s inception in 2022)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Thomas Hancock (since the Fund’s inception in 2022)	Head, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO RESOURCE TRANSITION FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO SMALL CAP QUALITY FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.75%[1]	0.70%[1]	0.685%[1]	0.655%[1]	0.75%[1]	0.75%[1]
Other expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.19%[2]
Total annual fund operating expenses	0.84%	0.79%	0.78%	0.75%	0.84%	0.94%
Expense reimbursement/waiver	(0.08%)[1]	(0.08%)[1]	(0.08%)[1]	(0.08%)[1]	(0.08%)[1]	(0.08%)[1,2,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.76%	0.71%	0.70%	0.67%	0.76%	0.86%
1 Includes both management fee of 0.60% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.75% for Class III shares; 0.70% for Class IV shares; 0.685% for Class V shares; 0.655% for Class VI shares; 0.75% for Class R6 shares; and 0.75% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 GMO has voluntarily determined to waive its fees with respect to and/or reimburse Class I shares for all amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO may terminate this waiver/reimbursement at any time.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$78	$260	$458	$1,030
Class IV	$73	$244	$431	$970
Class V	$72	$241	$425	$959
Class VI	$68	$232	$409	$923
Class R6	$78	$260	$458	$1,030
Class I	$88	$292	$512	$1,147
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 77% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term

GMO SMALL CAP QUALITY FUND
investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 51% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of U.S. small-cap companies that GMO believes to be of high quality. GMO believes a high quality company generally to be a company that has an established business that will deliver a high level of return on past investments and that will use cash flows to make investments with the potential for a high return on capital or to return cash to shareholders through dividends or share buybacks.
In selecting securities for the Fund, GMO uses a combination of investment methods, typically considering both systematic factors, based on profitability, profit stability, leverage, and other publicly available financial information, and judgmental factors, based on GMO’s assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive forces. GMO also may rely on valuation methodologies, such as discounted cash flow analysis and multiples of price to earnings, revenues, book values or other fundamental metrics. The Fund also is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries.
At times, the Fund may have substantial exposure to a single asset class, industry, sector and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equities of small-cap companies (see “Name Policies”). The term “small-cap companies” means companies whose market capitalization at the time of investment is less than that of the companies in the bottom decile of market capitalization of the MSCI US IMI Index or that are included in the S&P SmallCap 600 Index. As of May 31, 2025, the market capitalization of companies comprising the bottom decile of the MSCI US IMI Index by market capitalization ranged from approximately $65.7 million to $14.0 billion. As of May 31, 2025, the market capitalization for the companies comprising the S&P SmallCap 600 Index ranged from approximately $185.1 million to $8.2 billion.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value.
●
Smaller Company Risk – Small-cap companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of small-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

GMO SMALL CAP QUALITY FUND
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the S&P SmallCap 600 Index and a broad-based securities market index intended solely to represent, in satisfaction of regulatory requirements, the overall domestic equity market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary.  Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

GMO SMALL CAP QUALITY FUND
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	13.07%	4Q 2022
Lowest Quarter:	-4.35%	3Q 2022
Year-to-Date:	-9.80%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				11/15/2022
Return Before Taxes	9.22%	N/A	N/A	15.75%
S&P SmallCap 600 Index (returns reflect no deduction for fees, expenses, or taxes)	8.70%	N/A	N/A	8.34%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	N/A	N/A	20.92%
Class VI				9/20/2022
Return Before Taxes	9.36%	N/A	N/A	21.89%
Return After Taxes on Distributions	7.44%	N/A	N/A	16.81%
Return After Taxes on Distributions and Sale of Fund Shares	6.45%	N/A	N/A	15.03%
S&P SmallCap 600 Index (returns reflect no deduction for fees, expenses, or taxes)	8.70%	N/A	N/A	11.64%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	N/A	N/A	21.52%
Class I				11/15/2022
Return Before Taxes	9.26%	N/A	N/A	15.73%
S&P SmallCap 600 Index (returns reflect no deduction for fees, expenses, or taxes)	8.70%	N/A	N/A	8.34%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	N/A	N/A	20.92%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Thomas Hancock (since the Fund’s inception in 2022)	Head, Focused Equity Team, GMO.
Focused Equity	Hassan Chowdhry (since the Fund’s inception in 2022)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	James Mendelson (since the Fund’s inception in 2022)	Portfolio Manager, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.

GMO SMALL CAP QUALITY FUND
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO U.S. EQUITY FUND
Investment objective
High total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.46%[1]	0.41%[1]	0.395%[1]	0.365%[1]	0.46%[1]	0.46%[1]
Other expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.25%[2]
Total annual fund operating expenses	0.59%	0.54%	0.53%	0.50%	0.59%	0.71%
Expense reimbursement/waiver	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.10%)[1]	(0.10%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.49%	0.44%	0.43%	0.40%	0.49%	0.61%
1 Includes both management fee of 0.31% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$50	$179	$319	$728
Class IV	$45	$163	$292	$667
Class V	$44	$160	$286	$655
Class VI	$41	$150	$270	$619
Class R6	$50	$179	$319	$728
Class I	$62	$217	$385	$873
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 97% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 89% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in securities traded in U.S. equity markets. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies.

GMO U.S. EQUITY FUND
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify U.S. equities GMO believes have positive return potential relative to other U.S. equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, market capitalization, liquidity, and transaction costs. At times, the Fund may have substantial exposure to a single asset class, industry, sector and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. GMO also may consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equities tied economically to the United States (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.

GMO U.S. EQUITY FUND
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	19.81%	2Q 2020
Lowest Quarter:	-21.15%	1Q 2020
Year-to-Date:	-5.68%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				9/18/1985
Return Before Taxes	20.92%	14.15%	11.78%	11.39%
Return After Taxes on Distributions	15.55%	10.24%	8.18%	8.54%
Return After Taxes on Distributions and Sale of Fund Shares	14.50%	10.20%	8.42%	8.57%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	14.13%	12.79%	N/A
Class VI				6/30/2003
Return Before Taxes	20.94%	14.25%	11.87%	9.56%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	14.13%	12.79%	10.88%
1 The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust that had an investment objective and investment policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of the Fund).

GMO U.S. EQUITY FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO U.S. OPPORTUNISTIC VALUE FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.46%[1]	0.41%[1]	0.395%[1]	0.365%[1]	0.46%[1]	0.46%[1]
Other expenses	0.07%	0.07%	0.06%	0.06%	0.07%	0.19%[2]
Total annual fund operating expenses	0.53%	0.48%	0.46%	0.43%	0.53%	0.65%
Expense reimbursement/waiver	(0.04%)[1]	(0.04%)[1]	(0.04%)[1]	(0.04%)[1]	(0.04%)[1]	(0.04%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.49%	0.44%	0.42%	0.39%	0.49%	0.61%
1 Includes both management fee of 0.31% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$50	$166	$292	$661
Class IV	$45	$150	$265	$600
Class V	$43	$144	$254	$575
Class VI	$40	$134	$237	$538
Class R6	$50	$166	$292	$661
Class I	$62	$204	$358	$807
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 72% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 65% of the average value of its portfolio securities.

GMO U.S. OPPORTUNISTIC VALUE FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in securities traded in U.S. equity markets. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies. The Fund seeks to capitalize opportunistically on what GMO believes to be market dislocations within the U.S. equity markets.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify U.S. equities GMO believes have positive return potential relative to other U.S. equities. A key component of the process is GMO’s proprietary methodology for assessing values of company tangible and intangible assets and generating equity return forecasts, which are then incorporated into relative valuation models. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, market capitalization, liquidity, and transaction costs. GMO also may consider ESG (environmental, social, and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. At times, the Fund expects to have substantial exposure to a single asset class, industry, sector and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in companies tied economically to the United States (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

GMO U.S. OPPORTUNISTIC VALUE FUND
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO U.S. OPPORTUNISTIC VALUE FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI USA Value Index and a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	10.87%	4Q 2023
Lowest Quarter:	-3.36%	4Q 2022
Year-to-Date:	0.93%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				2/15/2023
Return Before Taxes	12.94%	N/A	N/A	10.40%
MSCI USA Value Index[1] (returns reflect no deduction for fees, expenses, or taxes)	14.34%	N/A	N/A	10.70%
MSCI USA Index[1] (returns reflect no deduction for fees, expenses, or taxes)	25.08%	N/A	N/A	22.48%
Class IV				2/15/2023
Return Before Taxes	13.01%	N/A	N/A	10.46%
MSCI USA Value Index[1] (returns reflect no deduction for fees, expenses, or taxes)	14.34%	N/A	N/A	10.70%
MSCI USA Index[1] (returns reflect no deduction for fees, expenses, or taxes)	25.08%	N/A	N/A	22.48%
Class VI				12/13/2022
Return Before Taxes	13.09%	N/A	N/A	12.48%
Return After Taxes on Distributions	9.24%	N/A	N/A	9.61%
Return After Taxes on Distributions and Sale of Fund Shares	9.10%	N/A	N/A	8.87%
MSCI USA Value Index[1] (returns reflect no deduction for fees, expenses, or taxes)	14.34%	N/A	N/A	10.13%
MSCI USA Index[1] (returns reflect no deduction for fees, expenses, or taxes)	25.08%	N/A	N/A	22.58%
Class R6				8/28/2023
Return Before Taxes	12.97%	N/A	N/A	16.63%
MSCI USA Value Index[1] (returns reflect no deduction for fees, expenses, or taxes)	14.34%	N/A	N/A	15.97%
MSCI USA Index[1] (returns reflect no deduction for fees, expenses, or taxes)	25.08%	N/A	N/A	25.65%
Class I				2/15/2023
Return Before Taxes	12.85%	N/A	N/A	10.31%
MSCI USA Value Index[1] (returns reflect no deduction for fees, expenses, or taxes)	14.34%	N/A	N/A	10.70%
MSCI USA Index[1] (returns reflect no deduction for fees, expenses, or taxes)	25.08%	N/A	N/A	22.48%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO U.S. OPPORTUNISTIC VALUE FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since the Fund’s inception in 2022)	Portfolio Manager, Systematic Equity Team, GMO.
Asset Allocation	John Thorndike (since the Fund’s inception in 2022)	Co-Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO U.S. SMALL CAP VALUE FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.46%[1]	0.41%[1]	0.395%[1]	0.365%[1]	0.46%[1]	0.46%[1]
Other expenses	0.31%	0.31%	0.31%	0.31%	0.31%	0.43%[2]
Total annual fund operating expenses	0.77%	0.72%	0.71%	0.68%	0.77%	0.89%
Expense reimbursement/waiver	(0.20%)[1]	(0.20%)[1]	(0.20%)[1]	(0.20%)[1]	(0.20%)[1]	(0.20%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.57%	0.52%	0.51%	0.48%	0.57%	0.69%
1 Includes both management fee of 0.31% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO is permitted to recover from the Fund, on a class-by-class basis, “Specified Operating Expenses” it has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the annualized rate of 0.10% per year or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the annual limitation rate set forth above or any lower expense limit as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$58	$226	$408	$935
Class IV	$53	$210	$381	$876
Class V	$52	$207	$375	$864
Class VI	$49	$197	$359	$828
Class R6	$58	$226	$408	$935
Class I	$70	$264	$473	$1,078
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 90% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 89% of the average value of its portfolio securities.

GMO U.S. SMALL CAP VALUE FUND
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of U.S. small-cap companies. GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information, securities’ prices, equity and other markets, the overall global economy, and governmental policies.
In selecting securities for the Fund, GMO uses a combination of proprietary quantitative investment methods to identify U.S. equities GMO believes have positive return potential relative to other U.S. equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as return on invested capital, profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of an asset class, security, or market, and macroeconomic factors. In constructing the Fund’s portfolio, GMO also considers position size, sector and industry exposure, market capitalization, liquidity, and transaction costs. At times, the Fund may have substantial exposure to a single asset class, industry, sector and companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. GMO also may consider ESG (environmental, social and governance) criteria. For example, GMO generally avoids investing the Fund’s assets in companies engaged in the manufacture, supply, or distribution of cluster munitions, as well as companies primarily involved in the mining and production of thermal coal. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equities of small-cap companies (see “Name Policies”). The term “small-cap companies” means companies whose market capitalization at the time of investment is less than that of the companies in the bottom decile of market capitalization of the MSCI US IMI Index or that are included in the S&P SmallCap 600 Index. As of May 31, 2025, the market capitalization of companies comprising the bottom decile of the MSCI US IMI Index by market capitalization ranged from approximately $65.7 million to $14.0 billion. As of May 31, 2025, the market capitalization for the companies comprising the S&P SmallCap 600 Index ranged from approximately $185.1 million to $8.2 billion.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in companies tied economically to the United States (see “Name Policies”).
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Smaller Company Risk – Small-cap companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of small-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

GMO U.S. SMALL CAP VALUE FUND
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based securities market index and an additional comparative index intended solely to represent, in satisfaction of regulatory requirements, the overall domestic equity market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

GMO U.S. SMALL CAP VALUE FUND
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	27.43%	4Q 2020
Lowest Quarter:	-38.07%	1Q 2020
Year-to-Date:	-7.48%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				7/2/2019
Return Before Taxes	11.16%	10.26%	N/A	10.94%
Return After Taxes on Distributions	10.75%	6.86%	N/A	7.78%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	6.86%	N/A	7.54%
S&P SmallCap 600 Value Index (returns reflect no deduction for fees, expenses, or taxes)	7.56%	8.09%	N/A	9.23%
S&P Composite 1500 Index (returns reflect no deduction for fees, expenses, or taxes)	23.95%	14.13%	N/A	14.65%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.

GMO U.S. SMALL CAP VALUE FUND
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO EMERGING COUNTRY DEBT FUND
Investment objective
Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global Diversified.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder fees1
(fees paid directly from your investment)
	Class III	Class IV	Class VI
Purchase premium (as a percentage of amount invested)	0.75%	0.75%	0.75%
Redemption fee (as a percentage of amount redeemed)	0.75%	0.75%	0.75%
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class VI
Management fee	0.50%[2]	0.45%[2]	0.405%[2]
Total other expenses	0.11%[3]	0.11%[3]	0.10%[3]
Dividend and interest expense on short sales	0.06%	0.07%	0.06%
All other expenses	0.05%	0.04%	0.04%
Total annual fund operating expenses	0.61%	0.56%	0.51%
Expense waiver	(0.00%)[2]	(0.00%)[2]	(0.00%)[2]
Total annual fund operating expenses after expense waiver	0.61%	0.56%	0.51%
1 For additional information, see “Purchase Premiums and Redemption Fees” on page 202 of this Prospectus.
2 Includes both management fee of 0.35% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. This waiver will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 The amount includes interest expense incurred by the Fund as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class III	$215	$354	$505	$946	$137	$269	$413	$831
Class IV	$210	$338	$478	$886	$132	$253	$385	$771
Class VI	$205	$322	$451	$826	$127	$237	$358	$711
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 35% of the average value of its portfolio securities.
Principal investment strategies
The Fund invests primarily in debt of emerging country sovereign and quasi-sovereign issuers. “Sovereign” refers to a government and “quasi-sovereign” refers to a governmental agency, political subdivision or other instrumentality or issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government. Under normal circumstances, the Fund invests directly and

GMO EMERGING COUNTRY DEBT FUND
indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see “Name Policies”). In general, the Fund considers “emerging countries” to be countries whose securities are included in the Fund’s benchmark or countries that have similar economic and social structures or default histories to those of countries whose securities are included in the Fund’s benchmark. The Fund’s performance is likely to be more volatile than that of its benchmark.
When constructing the Fund’s portfolio, GMO considers risk at both the Fund’s portfolio and individual security levels and generally takes into account, among other factors, interest rate duration, credit spread duration, liquidity, transaction costs and default scenarios as well as the idiosyncratic risk of each instrument. When making investment decisions, GMO typically relies more heavily on its assessment of the risk-reward characteristics of individual investments in a given country than on its outlook for that particular country. GMO uses fundamental analytical techniques as the basis for its analysis of both individual investments and country outlook. In performing its analysis with respect to country outlook, GMO typically considers a country’s economic structure, fiscal sustainability, external liquidity, and certain ESG (environmental, social, and governance) criteria. The factors GMO considers and investment methods GMO uses can change over time.
The Fund may invest in debt investments of all credit qualities, including securities that are in default, and may invest in corporate bonds. (The debt investments in which the Fund invests include below investment grade debt investments, which are commonly referred to as “high yield” or “junk bonds,” although these terms are not generally used to refer to emerging country debt securities.) The Fund invests in both non-local currency denominated debt (“hard currency debt”) and, to a lesser extent, local currency denominated debt. The hard currency debt investments in which the Fund invests are usually denominated in U.S. dollars, Euros, Japanese yen, Swiss francs, or British pounds sterling. After hedging, U.S. dollars typically represent at least 75% of the Fund’s currency exposures. The Fund typically invests in less liquid debt investments with the intention of holding them for an extended period of time.
In seeking to achieve the Fund’s investment objective, GMO typically invests a portion of the Fund’s assets in over-the-counter (OTC) and exchange-traded derivatives, including options, swap contracts (including interest rate swaps, total return swaps and credit default swaps), forward currency contracts (including forward contracts on currencies of developed markets), and reverse repurchase agreements. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. The Fund may also engage in short sales. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to a higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
GMO normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 6.4 years as of May 31, 2025). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds — Duration.”
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make

GMO EMERGING COUNTRY DEBT FUND
any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO EMERGING COUNTRY DEBT FUND
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a composite index computed by GMO that tracks historical changes in the Fund’s benchmark (a broad-based securities market index) over time. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares
Years Ending December 31

Highest Quarter:	12.54%	2Q 2020
Lowest Quarter:	-14.48%	1Q 2020
Year-to-Date:	3.57%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				4/19/1994
Return Before Taxes	11.67%	3.07%	4.83%	11.93%
Return After Taxes on Distributions	8.74%	-0.79%	1.35%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	0.67%	2.14%	7.37%
J.P. Morgan EMBI Global Diversified +[1] (Composite index) (Fund benchmark)	6.54%	0.19%	3.00%	8.21%
Class IV				1/9/1998
Return Before Taxes	11.79%	3.14%	4.88%	9.34%
J.P. Morgan EMBI Global Diversified +[1] (Composite index) (Fund benchmark)	6.54%	0.19%	3.00%	6.70%
Class VI				7/29/2021
Return Before Taxes	11.77%	N/A	N/A	2.26%
J.P. Morgan EMBI Global Diversified +[1] (Composite index) (Fund benchmark)	6.54%	N/A	N/A	-1.23%
1 Effective March 1, 2020, the Fund’s benchmark is the J.P. Morgan EMBI Global Diversified. In order to present a performance comparison that tracks changes in the Fund’s benchmark over time, the J.P. Morgan EMBI Global Diversified + (Composite index) is shown in the table above and reflects the performance of (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI + through 12/31/1999, (iii) the J.P. Morgan EMBI Global through 2/29/2020 and (iv) the J.P. Morgan EMBI Global Diversified thereafter.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Country Debt	Tina Vandersteel (since 2015)	Head, Emerging Country Debt Team, GMO.

GMO EMERGING COUNTRY DEBT FUND
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO EMERGING COUNTRY DEBT SHARES FUND
Investment objective
Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global Diversified.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.75%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.75%[1]
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R6	Class I
Management fee	0.50%[3]	0.50%[3]
Other expenses	0.41%	0.53%[4]
Acquired fund fees and expenses (underlying fund expenses)	0.61%[5]	0.61%[5]
Total annual fund operating expenses	1.52%	1.64%
Expense reimbursement/waiver	(0.89%)[3]	(0.89%)[3],[4]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.63%	0.75%
1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs. The purchase premiums and redemption fees paid by the Fund to ECDF are indirectly borne pro rata by each Fund shareholder in connection with the Fund’s investments in, and redemptions from, ECDF (including investments or redemptions made in connection with another Fund shareholder’s purchase or redemption of Fund shares).
2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.
3 Includes both management fee of 0.35% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
4 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
5 Consists of approximately 0.55% in underlying fund fees and expenses and 0.06% in interest expense incurred by underlying funds.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R6	$217	$548	$139	$465
Class I	$229	$585	$151	$502

GMO EMERGING COUNTRY DEBT SHARES FUND
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2025, the Fund has no reportable portfolio turnover rate.
Principal investment strategies
The Fund invests substantially all of its assets in Class III shares of Emerging Country Debt Fund (“ECDF”). ECDF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of ECDF. Except as otherwise indicated, references to the Fund may also refer to ECDF, and references to actions undertaken or investments held by the Fund may also refer to those by ECDF. GMO serves as investment adviser to both the Fund and ECDF.
The Fund invests primarily in debt of emerging country sovereign and quasi-sovereign issuers. “Sovereign” refers to a government and “quasi-sovereign” refers to a governmental agency, political subdivision or other instrumentality or issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries (see “Name Policies”). In general, the Fund considers “emerging countries” to be countries whose securities are included in the Fund’s benchmark or countries that have similar economic and social structures or default histories to those of countries whose securities are included in the Fund’s benchmark. The Fund’s performance is likely to be more volatile than that of its benchmark.
When constructing the Fund’s portfolio, GMO considers risk at both the Fund’s portfolio and individual security levels and generally takes into account, among other factors, interest rate duration, credit spread duration, liquidity, transaction costs and default scenarios as well as the idiosyncratic risk of each instrument. When making investment decisions, GMO typically relies more heavily on its assessment of the risk-reward characteristics of individual investments in a given country than on its outlook for that particular country. GMO uses fundamental analytical techniques as the basis for its analysis of both individual investments and country outlook. In performing its analysis with respect to country outlook, GMO typically considers a country’s economic structure, fiscal sustainability, external liquidity, and certain ESG (environmental, social, and governance) criteria. The factors GMO considers and investment methods GMO uses can change over time.
The Fund may invest in debt investments of all credit qualities, including securities that are in default, and may invest in corporate bonds. (The debt investments in which the Fund invests include below investment grade debt investments, which are commonly referred to as “high yield” or “junk bonds,” although these terms are not generally used to refer to emerging country debt securities.) The Fund invests in both non-local currency denominated debt (“hard currency debt”) and, to a lesser extent, local currency denominated debt. The hard currency debt investments in which the Fund invests are usually denominated in U.S. dollars, Euros, Japanese yen, Swiss francs, or British pounds sterling. After hedging, U.S. dollars typically represent at least 75% of the Fund’s currency exposures. The Fund typically invests in less liquid debt investments with the intention of holding them for an extended period of time.
In seeking to achieve the Fund’s investment objective, GMO typically invests a portion of the Fund’s assets in over-the-counter (OTC) and exchange-traded derivatives, including options, swap contracts (including interest rate swaps, total return swaps and credit default swaps), forward currency contracts (including forward contracts on currencies of developed markets), and reverse repurchase agreements. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to a higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
GMO normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 6.4 years as of May 31, 2025). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds — Duration.”
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Because the Fund invests substantially all of its assets in Class III shares of ECDF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through ECDF, which include those outlined in the following brief summary of principal risks. In addition to the risks to which the Fund is exposed through its investment in ECDF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of ECDF, including as a result of the transaction fees associated with its purchases and redemptions of shares of ECDF. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

GMO EMERGING COUNTRY DEBT SHARES FUND
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds

GMO EMERGING COUNTRY DEBT SHARES FUND
generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.

GMO EMERGING COUNTRY DEBT SHARES FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a composite index computed by GMO that tracks historical changes in ECDF’s benchmark (a broad-based securities market index) over time. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of ECDF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. The impact of ECDF’s purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect the impact of ECDF’s current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class I shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and ECDF is or will be (as applicable) available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class I Shares
Years Ending December 31

Highest Quarter:	12.51%	2Q 2020
Lowest Quarter:	-14.50%	1Q 2020
Year-to-Date:	3.54%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class I				4/19/1994[1]
Return Before Taxes	11.54%	2.96%	4.72%	11.82%
Return After Taxes on Distributions	8.61%	-0.94%	1.15%	6.91%
Return After Taxes on Distributions and Sale of Fund Shares	6.86%	0.56%	2.02%	7.25%
J.P. Morgan EMBI Global Diversified +[2] (Composite index) (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	6.54%	0.19%	3.00%	8.21%
Class R6				4/19/1994[1]
Return Before Taxes	11.65%	3.06%	4.82%	11.93%
J.P. Morgan EMBI Global Diversified +[2] (Composite index) (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	6.54%	0.19%	3.00%	8.21%
1 Inception date for ECDF (Class III shares).
2 Effective March 1, 2020, the Fund’s benchmark is the J.P. Morgan EMBI Global Diversified. In order to present a performance comparison that tracks changes in the Fund’s benchmark over time, the J.P. Morgan EMBI Global Diversified + (Composite index) is shown in the table above and reflects the performance of (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI Plus through 12/31/1999, (iii) the J.P. Morgan EMBI Global through 2/29/2020 and (iv) the J.P. Morgan EMBI Global Diversified thereafter.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Country Debt	Tina Vandersteel (since the Fund’s inception in 2020)	Head, Emerging Country Debt Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.

GMO EMERGING COUNTRY DEBT SHARES FUND
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO EMERGING MARKETS DEBT TOTAL RETURN FUND
Investment objective
Positive total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee[2]	0.60%[2]	0.55%[2]	0.535%[2]	0.505%[2]	0.60%[2]	0.60%[2]
Other expenses[3]	0.58%	0.58%	0.58%	0.58%	0.58%[3]	0.73%[3]
Total annual fund operating expenses	1.18%	1.13%	1.12%	1.09%	1.18%	1.33%
Expense reimbursement/waiver[2,3]	(0.48%)[2]	(0.48%)[2]	(0.48%)[2]	(0.48%)[2]	(0.48%)[2]	(0.48%)[2,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.70%	0.65%	0.64%	0.61%	0.70%	0.85%
1The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.
2Includes both management fee of 0.45% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.70% for Class III shares; 0.65% for Class IV shares; 0.635% for Class V shares; 0.605% for Class VI shares; 0.70% for Class R6 shares; and 0.70% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap set forth above or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least April 30, 2027 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least April 30, 2027 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class III	$72	$327
Class IV	$66	$311
Class V	$65	$308
Class VI	$62	$299
Class R6	$72	$327
Class I	$87	$374
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs,

GMO EMERGING MARKETS DEBT TOTAL RETURN FUND
which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2025, the Fund has no reportable portfolio turnover rate.
Principal investment strategies
The Fund seeks annualized returns of 3% (net of fees) above the Secured Overnight Financing Rate (SOFR) over a complete market cycle by investing primarily in debt of emerging markets sovereign and corporate issuers and in emerging markets credit, currency, and interest rate derivatives. “Sovereign” refers to a government, and “quasi-sovereign” refers to a governmental agency, political subdivision or other instrumentality or corporate issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by or derived from a government. The Fund can invest in both local currency denominated debt (“local debt”) and non-local currency denominated debt (“hard currency debt”) and may have significant exposure to both at any given time.
In constructing the Fund’s portfolio, GMO uses fundamental analytical techniques to select country credit, corporate credit, currency, interest-rate, and individual bond and derivative instruments. For country credit selection, GMO considers a country’s economic structure, fiscal sustainability, external liquidity, and certain ESG (environmental, social, and governance) criteria. For corporate credit selection, GMO focuses on quasi-sovereign credits and considers the stand-alone credit quality of the issuer, its relationship to the local government, and any idiosyncratic risks of the bond and issuer. In selecting individual bonds, GMO considers the bond-specific characteristics, such as the coupon rate, seniority and yield. With respect to local currency investments, GMO considers the nature of the currency (i.e., floating-rate or pegged), a country’s economic cycle, market sentiment (for floating rate currencies) and valuation-based factors (for pegged currencies). With respect to local currency interest rates, GMO considers real yields and its assessment of fundamental fair values.
GMO considers risk at both the Fund’s portfolio and individual security level and generally takes into account, among other factors, U.S. dollar and local currency interest rate duration, credit spread duration, currency exposure, liquidity, transaction costs and sovereign and corporate default scenarios. The factors GMO considers and investment methods GMO uses can change over time.
The Fund may invest in debt investments of all credit qualities, including securities that are in default. (The debt investments in which the Fund invests include below investment grade debt investments, which are commonly referred to as “high yield” or “junk bonds,” although these terms are not generally used to refer to emerging market debt securities.) The hard currency debt investments in which the Fund invests are usually denominated in U.S. dollars, Euros, Japanese yen, Swiss francs, or British pounds sterling. The Fund may invest in less liquid debt investments with the intention of holding them for an extended period of time.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments tied economically to emerging markets (see “Name Policies”). In general, the Fund considers “emerging markets” to include countries included in the Bloomberg EM USD Aggregate Index or countries that have similar economic and social structures or default histories to those of countries in the Bloomberg EM USD Aggregate Index. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
In seeking to achieve the Fund’s investment objective, GMO typically invests a portion of the Fund’s assets in over-the-counter (OTC) and exchange-traded derivatives, including options, swap contracts (including interest rate swaps, total return swaps and credit default swaps), forward currency contracts (including forward contracts on currencies of developed markets), and reverse repurchase agreements. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. The Fund may also engage in short sales. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to a higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds. GMO does not seek to maintain a specified interest rate duration for the Fund. For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds — Duration.”
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

GMO EMERGING MARKETS DEBT TOTAL RETURN FUND
●
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging markets sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging markets sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the

GMO EMERGING MARKETS DEBT TOTAL RETURN FUND
United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Country Debt	Tina Vandersteel (since the Fund’s inception in 2026)	Head, Emerging Country Debt Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income

GMO EMERGING MARKETS DEBT TOTAL RETURN FUND
and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO HIGH YIELD FUND
Investment objective
Total return in excess of that of its benchmark, the Markit iBoxx USD Liquid High Yield Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class VI	Class R6	Class I
Management fee	0.405%[1]	0.50%[1]	0.50%[1]
Other expenses	0.15%	0.15%	1.53%[2]
Total annual fund operating expenses	0.56%	0.65%	2.03%
Expense reimbursement/waiver	(0.20%)[1]	(0.29%)[1]	(1.57%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.36%	0.36%	0.46%
1 Includes both management fee of 0.35% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.35% for Class VI shares; 0.35% for Class R6 shares; and 0.35% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class VI	$37	$159	$293	$682
Class R6	$37	$179	$333	$783
Class I	$47	$484	$948	$2,232
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 115% of the average value of its portfolio securities.
Principal investment strategies
The Fund’s investment objective is total return (net of fees) in excess of the Markit iBoxx USD Liquid High Yield Index. GMO seeks to achieve the Fund’s investment objective by applying a systematic approach to portfolio construction. GMO’s research-based

GMO HIGH YIELD FUND
investment process is designed to take advantage of structural inefficiencies GMO has identified within the high yield bond market by dynamically allocating Fund assets across high yield bond market sectors. GMO uses quantitative models, index sampling techniques and diversification, liquidity and cost management considerations to make investment decisions for the Fund.
The Fund invests in U.S. high yield bonds, commonly referred to as “junk bonds,” and other instruments providing high yield bond exposure, including fallen angel bonds (bonds originally issued as investment grade that have since been downgraded to below investment grade), short-dated bonds (bonds with short terms to maturity), exchange-traded funds (“ETFs”), and swaps on high yield bond indices (such as the credit default swap index (CDX) and the Fund’s benchmark) and ETFs. The Fund may sell (write) put options and take short positions on the CDX and other high yield bond indices. The Fund also may invest in non-U.S. high yield bonds and other instruments providing non-U.S. high yield bond exposure. In addition, the Fund may lend its portfolio securities.
In addition to the bonds and derivative instruments indicated above, the Fund may invest in a wide variety of exchange-traded and over-the-counter (OTC) derivatives for investment exposure or hedging purposes, including, without limitation, reverse repurchase agreements, repurchase agreements, options, futures, swap contracts, swaptions, and foreign currency contracts. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through derivatives and ETFs) at least 80% of its assets in high yield bonds (see “Name Policies”). The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by investing in derivatives. “High yield bonds” generally include those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc. They also may include unrated bonds that GMO determines are of similar quality to bonds with those ratings.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, directly in the types of investments typically held by money market funds, and in fixed income securities issued by non-U.S. developed countries and their agencies and instrumentalities.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in any underlying funds in which it invests. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in any underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’

GMO HIGH YIELD FUND
payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the

GMO HIGH YIELD FUND
Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund's benchmark and a broad-based securities market index intended solely to represent, in satisfaction of regulatory requirements, the overall domestic fixed income market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	7.50%	4Q 2023
Lowest Quarter:	-11.21%	1Q 2020
Year-to-Date:	1.26%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				6/25/2018
Return Before Taxes	7.93%	4.42%	N/A	5.41%
Return After Taxes on Distributions	2.12%	1.06%	N/A	2.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	1.93%	N/A	2.70%
Markit iBoxx USD Liquid High Yield Index (Fund benchmark) (returns reflect no deduction for fees, expenses, or taxes, but are net of withholding tax on dividend reinvestments)	7.95%	3.53%	N/A	4.50%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	1.33%
Class I				4/13/2023
Return Before Taxes	7.73%	N/A	N/A	9.15%
Markit iBoxx USD Liquid High Yield Index (Fund benchmark) (returns reflect no deduction for fees, expenses, or taxes, but are net of withholding tax on dividend reinvestments)	7.95%	N/A	N/A	9.38%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	1.90%

GMO HIGH YIELD FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Structured Products	Joe Auth (since the Fund’s inception in 2018)	Head, Developed Fixed Income, GMO.
Structured Products	Rachna Ramachandran (since 2023)	Portfolio Manager, Structured Products Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO MULTI-ASSET CREDIT FUND
Investment objective
Total return and capital preservation.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class II	Class III	Class IV	Class R6	Class I
Management fee[2]	0.55%[2]	0.50%[2]	0.45%[2]	0.55%[2]	0.55%[2]
Other expenses[3]	0.10%	0.10%	0.10%	0.10%	0.22%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.36%	0.36%	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.01%	0.96%	0.91%	1.01%	1.13%
Expense reimbursement/waiver[2,3]	(0.41%)[2]	(0.41%)[2]	(0.41%)[2]	(0.41%)[2]	(0.45%)[2,3]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.60%	0.55%	0.50%	0.60%	0.68%
1The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.
2Includes both management fee of 0.35% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.57% for Class II shares; 0.52% for Class III shares; 0.47% for Class IV shares; 0.57% for Class R6 shares; and 0.57% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap set forth above or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.08% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the applicable expense reimbursements and waivers noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class II	$61	$281
Class III	$56	$265
Class IV	$51	$249
Class R6	$61	$281
Class I	$69	$314
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs,

GMO MULTI-ASSET CREDIT FUND
which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2025, the Fund has no reportable portfolio turnover rate.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets in the sectors within the fixed income market that GMO believes offer the most attractive risk-adjusted returns.  GMO utilizes an investment process that incorporates a top-down and bottom-up research-driven framework that relies on both fundamental and quantitative techniques designed to take advantage of relative value opportunities within the fixed income markets.  The Fund is a fund of funds and invests primarily in other funds managed by GMO whether now existing or created in the future (“underlying GMO Funds”), including GMO MAC Implementation Fund, GMO Emerging Country Debt Fund, GMO Emerging Markets Debt Total Return Fund, GMO High Yield Fund, GMO Opportunistic Income Fund, GMO Systematic Investment Grade Credit ETF and GMO Ultra-Short Income ETF.
In deciding how to allocate Fund assets across fixed income sectors, GMO uses various techniques to evaluate the relative attractiveness of particular markets utilizing a variety of inputs.  GMO uses its quantitative forecasts of fixed income asset class returns as well as its proprietary risk modeling for corporate defaults, credit risk and interest rates as part of its top-down investment process. GMO also may consider the relative attractiveness of yield curve and duration positions across sectors of the fixed income market. In addition, GMO seeks to identify opportunities arising from unusual market conditions (such as markets with heightened volatility, significant market declines, or widespread asset price dislocations) not otherwise identified by its quantitative models and uses various portfolio construction techniques to manage risk.  The models and techniques used by GMO take into account value criteria, quality factors (including ESG (environmental, social, and governance) criteria in some cases), momentum, and liquidity.  The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector.  The Fund may invest in bonds of any maturity, duration, and credit quality.  GMO changes the Fund’s holdings of particular asset classes in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments.  The factors GMO considers and investment methods GMO uses can change over time.
In pursuing its investment program, the Fund may invest in bonds denominated in various currencies, including non-U.S. and U.S. government bonds, agency bonds, leveraged loans and corporate bonds, asset-backed securities, emerging country sovereign and quasi-sovereign debt securities, investment grade bonds, below investment grade bonds (commonly referred to as “high yield” or “junk bonds,”), and inflation-indexed bonds.
The Fund also may invest in exchange-traded funds (ETFs) and exchange-traded and over-the-counter (OTC) derivatives, including futures contracts, currency options, forward currency contracts, repurchase agreements and reverse repurchase agreements, swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, commodity swaps, inflation swaps, municipal swaps, and other types of swaps), interest rate options, and other types of derivatives. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative exposure. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
GMO does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and GMO’s assessment of different sectors of the bond market. The Fund’s interest rate duration may be positive or negative. The Fund may invest in securities of companies of any market capitalization.
Under normal circumstances, the Fund invests directly or indirectly (e.g., through underlying GMO Funds) at least 80% of its assets in credit-related investments (see “Name Policies”). The term “credit-related investments” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by investing in derivatives (e.g., a futures contract, swap contract, currency forward, or option).
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents.  The Fund may also invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of

GMO MULTI-ASSET CREDIT FUND
investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much

GMO MULTI-ASSET CREDIT FUND
regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

GMO MULTI-ASSET CREDIT FUND
Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Joe Auth (since the Fund’s inception in 2025)	Head, Developed Fixed Income Team, GMO.
Developed Rates and FX	Kevin Breaux (since 2025)	Portfolio Manager, Developed Rates and FX Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO OPPORTUNISTIC INCOME FUND
Investment objective
Capital appreciation and current income.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class VI	Class R6	Class I
Management fee	0.55%[1]	0.455%[1]	0.55%[1]	0.55%[1]
Other expenses	0.06%	0.06%	0.06%	0.18%[2]
Total annual fund operating expenses	0.61%	0.52%	0.61%	0.73%
Expense reimbursement/waiver	(0.03%)[1]	(0.03%)[1]	(0.03%)[1]	(0.03%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.58%	0.49%	0.58%	0.70%
1 Includes both management fee of 0.40% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$59	$192	$337	$759
Class VI	$50	$164	$288	$650
Class R6	$59	$192	$337	$759
Class I	$72	$230	$403	$904
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 275% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 277% of the average value of its portfolio securities.
Principal investment strategies
The Fund invests primarily in securitized credit securities. Securitized credit securities include, but are not limited to, commercial and residential (non-agency and agency) mortgage-backed securities, small balance commercial mortgages, collateralized loan obligations, collateralized debt obligations, and securities backed by pools of receivables in various industries. The interest rates for these securities may be fixed or variable. The Fund also may invest in other fixed-income instruments, including, without limitation,

GMO OPPORTUNISTIC INCOME FUND
bonds and other similar instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities, by non-U.S. governments and their agencies and instrumentalities and by private sector entities.
The Fund also may invest in the following: interest-only, principal-only, or inverse floating rate debt; mortgage dollar rolls; securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” market; mortgage loans; securities of any maturity or duration with fixed, floating, or variable rates; equity and debt securities issued by real estate investment trusts; debt securities issued by business development companies; corporate debt securities of any quality and maturity, including high-yield securities (commonly referred to as “junk bonds”); and securities that are not rated by any rating agency.
GMO utilizes both a top-down and bottom-up security selection approach. GMO allocates Fund assets among various asset classes within the structured fixed income market based on its views regarding the best value relative to what is currently available in the market. In managing the Fund’s portfolio, GMO typically analyzes a variety of factors including, among others, maturity, yield and ratings information, opportunities for price appreciation, collateral quality, credit support, structure, and market conditions. GMO attempts to diversify risks that arise from position sizes, sectors and geographies, ratings, duration, deal structure and collateral values and seeks to further limit risk of principal loss by causing the Fund to invest in securities or other instruments that it considers undervalued. To a lesser extent, GMO may use quantitative models to capitalize on price momentum across fixed income sectors. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
From time to time, the Fund may have some direct or indirect exposure to equities. The Fund may invest in securities of companies of any market capitalization, as well as in securities of any maturity, duration, or credit quality.
The Fund also may invest in exchange-traded funds (ETFs) and exchange-traded and over-the-counter (OTC) derivatives, including swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps and interest rate swaps), futures contracts, forward currency contracts, currency and interest rate options, swaptions (including credit default swaptions), reverse repurchase agreements, and repurchase agreements. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds. The Fund may, but is not required to, hedge part or all of its net foreign currency exposure into U.S. dollars.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.

GMO OPPORTUNISTIC INCOME FUND
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the

GMO OPPORTUNISTIC INCOME FUND
Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

GMO OPPORTUNISTIC INCOME FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Bloomberg U.S. Securitized Index and an additional comparative index intended solely to represent, in satisfaction of regulatory requirements, the overall fixed income market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares1
Years Ending December 31

Highest Quarter:	4.55%	2Q 2020
Lowest Quarter:	-4.05%	1Q 2020
Year-to-Date:	2.11%	As of	3/31/2025
Average Annual Total Returns1,2
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				2/1/2022
Return Before Taxes	5.97%	N/A	N/A	3.61%
Bloomberg U.S. Securitized Index (returns reflect no deduction for fees, expenses, or taxes)	1.46%	N/A	N/A	-1.50%
Bloomberg U.S. Aggregate Index (returns reflect no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	-1.73%
Class VI				10/3/2011
Return Before Taxes	6.11%	3.40%	3.80%	4.50%
Return After Taxes on Distributions	3.86%	1.54%	2.15%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares	3.59%	1.81%	2.21%	2.86%
Bloomberg U.S. Securitized Index (returns reflect no deduction for fees, expenses, or taxes)	1.46%	-0.59%	1.00%	1.38%
Bloomberg U.S. Aggregate Index (returns reflect no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.67%
Class R6				5/19/2021
Return Before Taxes	5.96%	N/A	N/A	3.17%
Bloomberg U.S. Securitized Index (returns reflect no deduction for fees, expenses, or taxes)	1.46%	N/A	N/A	-1.67%
Bloomberg U.S. Aggregate Index (returns reflect no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	-1.61%
Class I				11/5/2019
Return Before Taxes	5.83%	3.19%	N/A	3.10%
Bloomberg U.S. Securitized Index (returns reflect no deduction for fees, expenses, or taxes)	1.46%	-0.59%	N/A	-0.46%
Bloomberg U.S. Aggregate Index (returns reflect no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	-0.19%
1 The Fund is the accounting and performance successor to GMO Debt Opportunities Fund, a former series of GMO Trust (the “Predecessor Fund”). The Predecessor Fund merged into the Fund (which was known as “GMO Short-Duration Collateral Fund” prior to the merger) on February 12, 2014. Performance of the Fund for periods prior to February 12, 2014 is that of the Predecessor Fund and reflects the Predecessor Fund’s annual operating expenses (0.01% lower than those of the Fund immediately following the merger). From February 12, 2014 through December 31, 2016, the Fund operated as “GMO Debt Opportunities Fund” and had the same investment objective and pursued substantially identical investment strategies as the Predecessor Fund. Effective January 1, 2017, the Fund’s investment objective changed from “positive total return” to “capital appreciation and current income” and, in conjunction with a change in the Fund’s name from “GMO Debt Opportunities Fund” to “GMO Opportunistic Income Fund,” the Fund eliminated its name policy that required the Fund to invest at least 80% of its assets in debt investments. Also effective January 1, 2017, the Fund’s investment management fee increased from 0.25% to 0.40% of the Fund’s average daily net assets. Performance of the Fund for periods prior to January 1, 2017 reflects the Fund’s annual operating expenses during those periods, and would have been lower if the current management fee were in effect.
2 On December 21, 2015, GMO changed the primary pricing source for certain fixed income asset-backed securities held by the Fund, which resulted in an increase of $0.04 to the December 21, 2015 net asset value of Class VI shares of the Fund.

GMO OPPORTUNISTIC INCOME FUND
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Structured Products	Joe Auth (since 2015)	Head, Developed Fixed Income, GMO.
Structured Products	Ben Nabet (since 2023)	Portfolio Manager, Structured Products Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO ALTERNATIVE ALLOCATION FUND
Investment objective
Positive total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class II	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.95%[1]	0.88%[1]	0.835%[1]	0.815%[1]	0.785%[1]	0.95%[1]	0.95%[1]
Total other expenses	1.49%	1.49%	1.49%	1.49%	1.90%	1.49%	1.63%[2]
Dividend and interest expense on short sales	1.16%[3]	1.16%[3]	1.16%[3]	1.16%[3]	1.66%[3]	1.16%[3]	1.14%[3]
All other expenses	0.33%	0.33%	0.33%	0.33%	0.24%	0.33%	0.49%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	2.45%	2.38%	2.34%	2.32%	2.70%	2.45%	2.59%
Expense reimbursement/waiver	(0.29%)[1]	(0.29%)[1]	(0.29%)[1]	(0.29%)[1]	(0.20%)[1]	(0.29%)[1]	(0.30%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	2.16%	2.09%	2.05%	2.03%	2.50%	2.16%	2.29%
1 Includes both management fee of 0.73% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.99% for Class II shares; 0.92% for Class III shares; 0.875% for Class IV shares; 0.855% for Class V shares; 0.825% for Class VI shares; 0.99% for Class R6 shares; and 0.99% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap set forth above or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
3 “Dividend and interest expense on short sales” reflects interest expense and dividends paid on borrowed securities. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to GMO. Any interest expense amount or dividends paid on securities sold short will vary based on the extent of Fund’s use of those investments. Excluding interest expense and dividends paid on borrowed securities, the total annual fund operating expenses for each class of shares of the Fund would be lower by 1.16% for Class II, III, IV, V and R6, 1.66% for Class VI, and 1.14% for Class I.

GMO ALTERNATIVE ALLOCATION FUND
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$219	$736	$1,279	$2,764
Class III	$212	$715	$1,244	$2,694
Class IV	$208	$703	$1,224	$2,654
Class V	$206	$697	$1,214	$2,634
Class VI	$253	$819	$1,412	$3,017
Class R6	$219	$736	$1,279	$2,764
Class I	$232	$777	$1,349	$2,902
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (including the accounts of the Fund’s wholly-owned subsidiary, GMO Alternative Allocation SPC Ltd., and excluding short-term investments) was 1119% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025 (including the accounts of GMO Alternative Allocation SPC Ltd., and excluding transactions in U.S. Treasury Fund and other short-term investments) was 1129% of the average value of its portfolio securities.
Principal investment strategies
The Fund seeks annualized returns of 4% (net of fees) above cash (FTSE 3-Month Treasury Bill Index) over a complete market cycle by obtaining long and/or short exposures to a variety of investment styles (“Styles”) across the following asset groups: stocks, equity indices, bonds, interest rates, currencies and commodities (“Asset Groups”). The Fund’s long and short exposures to Styles and Asset Groups depend on GMO’s evaluation of investment opportunities. The Fund will pursue exposure to Styles and Asset Groups through a variety of underlying strategies. The Styles typically employed by the Fund are:
Value: Value strategies seek to identify opportunities to buy assets that appear inexpensive and sell assets that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively inexpensive assets to outperform relatively expensive assets. The Fund will seek to buy assets that GMO believes are relatively inexpensive and sell those that GMO believes are relatively expensive. Examples of value strategies include using price-to-earnings and price-to-book ratios for selecting stocks.
Quality: Quality strategies favor investments that exhibit relatively higher quality characteristics. GMO believes a high quality company generally to be a company that has an established business that will deliver a high level of return on past investments and that will use cash flows to make investments with the potential for a high return on capital or to return cash to shareholders through dividends or share buybacks. An example of a quality strategy is seeking long exposure to high quality companies and/or short exposure to low quality companies that GMO believes to be of low quality.
Carry: “Carry” is typically defined as the return of an asset assuming that market conditions or valuations stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Volatility: Volatility is a statistical measurement of the dispersion of returns of an asset, as measured by the annualized standard deviation of its returns. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or market participants’ willingness to pay for protection against losses when volatility suddenly increases. An example of a volatility strategy is selling or writing put options (hedged or unhedged) on various equity and credit indices.

GMO ALTERNATIVE ALLOCATION FUND
Trend: Trend strategies seek to capture the historical tendency of an asset’s recent (relative or absolute) performance to continue into the future. The Fund may have both long and short positions in different assets depending on their respective price and/or economic trends. An example of a trend measure is using short-term prices (e.g., prices over a one- to three-month period) to select an equity index.
Event-Driven: Event-driven strategies seek to benefit from movements in equity prices in connection with material corporate events, such as merger and acquisition transactions, corporate restructurings, and other transaction types and regulatory events.  Where GMO believes a material corporate event is likely to occur (or not occur), the Fund may take long and/or short positions in equities of companies that are the subjects of such corporate events.
The Fund’s Styles may change over time and the allocation of Fund exposures to and among the Styles and Asset Groups will also change over time. GMO does not expect the Fund’s performance to be highly correlated with that of traditional equity market indices. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, and GMO does not expect the Fund’s performance to be highly correlated with that of traditional equity or fixed income market indices. The Fund typically has gross investment exposure in excess of its net assets (i.e., the Fund typically is leveraged) and therefore is subject to higher risk of loss than if the Fund were not leveraged. GMO does not seek to achieve a particular volatility level or range for the Fund but expects the Fund’s typical volatility to be between 4% and 12%. The Fund at times may have substantial exposure to a single Style, asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund is not restricted in its exposure to any particular Style, Asset Group or market and may invest in securities of companies of any market capitalization.
In seeking to achieve its investment objective, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives, which may include options, futures, forward currency contracts, and swap contracts. The Fund may lend its portfolio securities.
The Fund gains exposure to commodities and some other asset classes by investing through a wholly-owned subsidiary advised by GMO, which does not receive any management or other fees for its services to the subsidiary. The subsidiary invests primarily in commodity-related derivatives (such as over-the-counter swaps on commodity indices) and fixed income investments but also may invest in any other investment in which the Fund is permitted to invest directly. References in this Prospectus to actions taken by the Fund refer to actions taken by the subsidiary as well as the Fund. The Fund does not invest directly in commodities and commodity-related derivatives (such as swaps on commodity indices).
The Fund also may invest in money market funds unaffiliated with GMO and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund's investments in its wholly-owned subsidiary and in any underlying funds in which it invests. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund's performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in its wholly-owned subsidiary and in any underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results, including the annualized returns and volatility the Fund is seeking to achieve. Even if the Fund achieves those returns or that volatility over a market cycle, it may experience shorter periods of significantly lower returns or higher volatility, or both. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short

GMO ALTERNATIVE ALLOCATION FUND
investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations

GMO ALTERNATIVE ALLOCATION FUND
and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Event-Driven Risk – If the Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in its wholly-owned subsidiary and the underlying funds in which it invests, including the risk that its wholly-owned subsidiary and those underlying funds will not perform as expected.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

GMO ALTERNATIVE ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the FTSE 3-Month Treasury Bill Index and a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares1
Years Ending December 31

Highest Quarter:	4.76%	4Q 2022
Lowest Quarter:	-6.99%	1Q 2020
Year-to-Date:	5.13%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				5/1/2019
Return Before Taxes	-2.56%	0.26%	N/A	0.71%
Return After Taxes on Distributions	-3.55%	-0.77%	N/A	-0.38%
Return After Taxes on Distributions and Sale of Fund Shares	-1.21%	-0.10%	N/A	0.21%
FTSE 3-Month Treasury Bill Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	5.45%	2.54%	N/A	2.49%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	0.67%
Class R6				7/31/2020
Return Before Taxes	-2.70%	N/A	N/A	1.11%
FTSE 3-Month Treasury Bill Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	5.45%	N/A	N/A	2.76%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	N/A	N/A	-2.03%
Class I				9/4/2019
Return Before Taxes	-2.82%	0.00%	N/A	0.33%
FTSE 3-Month Treasury Bill Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	5.45%	2.54%	N/A	2.50%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	N/A	-0.42%
1 The performance information (before and after taxes) for all periods prior to January 31, 2025 was achieved prior to the change in the Fund's principal investment strategies, effective January 31, 2025.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2019)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2021)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	B.J. Brannan (since the Fund’s inception in 2019)	Portfolio Manager, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).

GMO ALTERNATIVE ALLOCATION FUND
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO ASSET ALLOCATION BOND FUND
Investment objective
Total return in excess of that of its benchmark, the FTSE 3-Month Treasury Bill Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class III	Class VI
Management fee	0.40%[1]	0.305%[1]
Other expenses	0.39%	0.39%
Acquired fund fees and expenses (underlying fund expenses)	0.01%	0.01%
Total annual fund operating expenses	0.80%	0.71%
Expense reimbursement/waiver	(0.32%)[1]	(0.32%)[1]
Total annual fund operating expenses after expense reimbursement/waiver	0.48%	0.39%
1 Includes both management fee of 0.25% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$49	$223	$413	$960
Class VI	$40	$195	$363	$852
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 84% of the average value of its portfolio securities.
Principal investment strategies
The investment strategies GMO pursues for the Fund are intended to complement the strategies it is pursuing for GMO Global Asset Allocation Fund and other funds and accounts it manages. Accordingly, the Fund is not intended to serve as a standalone investment.
The Fund invests in a portfolio of fixed income instruments of varying maturities, which may be represented by bonds, forward contracts or derivatives such as options, futures contracts, or swap agreements. GMO uses a variety of fundamental and quantitative processes to manage the Fund. GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include, among others, term structure, foreign exchange, volatility, credit, and liquidity.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see “Name Policies”). The term “bond” includes (i) obligations of an issuer to make payments on future dates of

GMO ASSET ALLOCATION BOND FUND
principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by investing in derivatives (e.g., a futures contract, swap contract, forward currency contract, or option). The Fund may invest in bonds of any maturity, duration, and credit quality.
The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors, types of bonds and other investments to which the Fund may obtain exposure include, but are not limited to:
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inflation-indexed bonds issued by the U.S. government (including Inflation-Protected Securities) and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation-indexed bonds issued by corporations;
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investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);
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below investment grade bonds (commonly referred to as “high yield” or “junk bonds”);
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emerging country sovereign and quasi-sovereign debt;
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asset-backed securities, including mortgage related and mortgage-backed securities;
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exchange-traded funds (ETFs) as an alternative to direct investments in bonds;
●
other pooled investment vehicles, including vehicles managed by GMO and vehicles unaffiliated with GMO; and
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commodities.
From time to time, the Fund may have some direct or indirect exposure to equities. The Fund may invest in securities of companies of any market capitalization.
The Fund also may invest in exchange-traded and over-the-counter (OTC) derivatives, including futures contracts, currency options, forward currency contracts, repurchase agreements and reverse repurchase agreements, swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, commodity swaps, inflation swaps, municipal swaps, and other types of swaps), interest rate options, and other types of derivatives. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. The Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
The Fund may gain exposure to the investments described above by investing in shares of other GMO Funds, including U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
The Fund may invest up to 100% of its assets in below investment grade bonds.
GMO does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and GMO’s assessment of different sectors of the bond market. The Fund’s interest rate duration may be positive or negative. The Fund’s performance may differ significantly from that of its benchmark.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. An investment in the Fund is subject to different risks, and higher overall risk, than an investment in the components of the Fund’s benchmark. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

GMO ASSET ALLOCATION BOND FUND
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or

GMO ASSET ALLOCATION BOND FUND
exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO ASSET ALLOCATION BOND FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund's benchmark and a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary.  Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	16.28%	4Q 2023
Lowest Quarter:	-12.94%	4Q 2024
Year-to-Date:	6.58%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				3/18/2009
Return Before Taxes	-11.73%	-1.69%	-0.38%	1.30%
Return After Taxes on Distributions	-13.48%	-2.78%	-1.66%	-0.06%
Return After Taxes on Distributions and Sale of Fund Shares	-6.93%	-1.68%	-0.79%	0.50%
FTSE 3-Month Treasury Bill Index (Fund benchmark) (returns reflect no deduction for fees, expenses, or taxes)	5.45%	2.54%	1.79%	1.16%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	2.63%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since 2014)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO BENCHMARK-FREE FUND
Investment objective
Positive total return.
Fees and expenses
The table below describes the fees and expenses that you may bear if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
Class III
Management fee	0.00%[1]
Total other expenses	0.52%[2,3]
Dividend and interest expense on short sales	0.41%
All other expenses	0.11%
Acquired fund fees and expenses (underlying fund expenses)	0.11%[4]
Total annual fund operating expenses	0.63%
Expense reimbursement/waiver	(0.07%)[5]
Total annual fund operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.56%
1 Includes both management fee and shareholder service fee. For additional information about the shareholder service fee applicable to Class III of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 The amount includes interest expense and borrowing costs for investments sold short, and dividend expenses incurred by the Fund as a result of short sales. “Other expenses” (before addition of interest expense and borrowing costs for investments sold short, and dividend expenses on short sales), interest expense and borrowing costs for investments sold short, and dividend expenses on short sales were approximately 0.12%, 0.10% and 0.30%, respectively. "Dividend and interest expense on short sales" reflects interest expense and dividends paid on borrowed securities. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).
3 Excludes extraordinary, non-recurring expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Other expenses" would have been higher by 0.20%.
4 Consists of approximately 0.08% in underlying fund fees and expenses, less than 0.01% in interest expense, and borrowing costs for investments sold short incurred by underlying funds, 0.02% in dividend expenses on short sales incurred by underlying funds, and 0.01% in purchase premiums and redemption fees paid to underlying funds.
5 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and the Fund’s direct non-emerging market custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amount shown reflects the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$57	$195	$344	$780
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 126% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 111% of the average value of its portfolio securities.
Principal investment strategies
The investment strategies GMO pursues for the Fund are intended to complement the strategies it is pursuing for the other accounts it manages. Accordingly, the Fund is not intended to serve as a standalone investment.

GMO BENCHMARK-FREE FUND
The Fund invests its assets in direct investments, shares of other series of GMO Trust whether now existing or created in the future, including the Equity Funds, the Fixed Income Funds, the Implementation Funds, and the Alternative Funds, and shares of GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”).
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets in asset classes GMO believes offer the most attractive risk-adjusted returns. GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. The Fund is permitted to invest in any asset class (e.g., U.S., non-U.S., and emerging market equity; U.S., non-U.S., and emerging market debt (including asset-backed securities and municipal bonds); and commodities), strategy (e.g., long/short and event-driven strategies), sector, country, or region, and at times may have substantial exposure to a single asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization and, in the case of debt instruments, of any credit quality (including below investment grade securities, commonly referred to as “high yield” or “junk bonds”), maturity and duration. GMO’s ability to shift investments among asset classes is not subject to any limits.
The Fund typically has substantial exposure to derivatives and short-sales. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative exposure, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
●
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.

GMO BENCHMARK-FREE FUND
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
●
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
●
Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
●
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.

GMO BENCHMARK-FREE FUND
●
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
●
Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
●
Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
●
Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
●
Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
●
Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
●
Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
●
Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO BENCHMARK-FREE FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Consumer Price Index, the Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, and two broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	9.40%	2Q 2020
Lowest Quarter:	-18.29%	1Q 2020
Year-to-Date:	5.44%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				6/15/2011
Return Before Taxes	4.63%	3.28%	4.02%	4.92%
Return After Taxes on Distributions	2.63%	1.67%	2.54%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	2.03%	2.64%	3.39%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	4.21%	3.01%	2.59%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	2.69%	2.53%	2.10%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.90%
MSCI World Index[2] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	10.14%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 0.94% to 2024 annual performance.
2 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2011)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO IMPLEMENTATION FUND
Investment objective
Positive total return, not relative return.
Fees and expenses
The table below describes the fees and expenses that you may bear if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)

Management fee	0.00%
Total other expenses	0.47%[1,2]
Dividend and interest expense on short sales	0.38%
All other expenses	0.09%
Total annual fund operating expenses	0.47%
Expense reimbursement	(0.06%)[3]
Total annual fund operating expenses after expense reimbursement	0.41%
1 The amount includes interest expense and borrowing costs for investments sold short, and dividend expenses incurred by the Fund as a result of short sales. “Other expenses” (before addition of interest expense and borrowing costs for investments sold short, and dividend expenses on short sales), interest expense and borrowing costs for investments sold short, and dividend expenses on short sales were approximately 0.09%, less than 0.01% and 0.38%, respectively. "Dividend and interest expense on short sales" reflects interest expense and dividends paid on borrowed securities. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).
2 Excludes extraordinary, non-recurring expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Other expenses" would have been higher by 0.63%.
3 GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
GMO Implementation Fund	$42	$145	$257	$586
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 133% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025 (excluding transactions in U.S. Treasury Fund and other short-term investments) was 129% of the average value of its portfolio securities.
Principal investment strategies
The investment strategies GMO pursues for the Fund are intended to complement the strategies it is pursuing for GMO Benchmark-Free Allocation Fund and other accounts it manages. Accordingly, the Fund is not intended to serve as a standalone investment.
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets in asset classes GMO believes offer the most attractive risk-adjusted returns. GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to

GMO IMPLEMENTATION FUND
changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. The Fund is permitted to invest in any asset class (e.g., U.S., non-U.S., and emerging market equity; U.S., non-U.S., and emerging market debt (including asset-backed securities and municipal bonds); real estate; and commodities), strategy (e.g., long/short and event-driven strategies), sector, country, or region, and at times may have substantial exposure to a single asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization and, in the case of debt instruments, of any credit quality (including below investment grade securities, commonly referred to as “high yield” or “junk bonds”), maturity and duration. The Fund also may make extensive use of short sales. GMO’s ability to shift investments among asset classes is not subject to any limits.
As an alternative to investing directly in securities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives (e.g., selling put options on securities) and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include options, futures, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure of its securities. The Fund may lend its portfolio securities.
The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations

GMO IMPLEMENTATION FUND
and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.

GMO IMPLEMENTATION FUND
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Event-Driven Risk – If the Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

GMO IMPLEMENTATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Consumer Price Index, the Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, and two broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns1
Years Ending December 31

Highest Quarter:	8.44%	4Q 2022
Lowest Quarter:	-18.10%	1Q 2020
Year-to-Date:	5.02%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
				3/1/2012
Return Before Taxes	5.01%	2.81%	3.30%	4.65%
Return After Taxes on Distributions[2]	3.47%	1.68%	2.32%	3.87%
Return After Taxes on Distributions and Sale of Fund Shares[2]	3.76%	1.95%	2.34%	3.54%
Consumer Price Index (returns reflect no deduction for fees, expenses, or taxes)	2.86%	4.21%	3.01%	2.60%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index (returns reflect no deduction for fees, expenses, or taxes)	3.09%	2.69%	2.53%	1.84%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	1.62%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	10.48%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 2.69% to 2024 annual performance.
2 After-tax returns do not reflect distributions made by the Fund for all periods prior to July 1, 2015, the date on which the Fund elected to be treated as a corporation for U.S. federal income purposes. Further, as described in “Distributions and Taxes,” the Fund elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.
3 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2012)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO MAC IMPLEMENTATION FUND
Investment objective
Total return and capital preservation.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)

Management fee	0.00%
Other expenses	0.73%
Total annual fund operating expenses	0.73%
Expense reimbursement[2]	(0.71%)[2]
Total annual fund operating expenses after expense reimbursement	0.02%
1The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.
2 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
GMO MAC Implementation Fund	$2	$162
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2025, the Fund has no reportable portfolio turnover rate.
Principal investment strategies
The investment strategies GMO pursues for the Fund are intended to complement the strategies it is pursuing for GMO Multi-Asset Credit Fund and other funds and accounts it manages. Accordingly, the Fund is not intended to serve as a standalone investment.
The Fund invests in a portfolio of fixed income instruments of varying maturities, which may be represented by bonds, forward contracts or derivatives such as options, futures contracts, or swap agreements. GMO uses a variety of fundamental and quantitative processes to manage the Fund. GMO evaluates the relative attractiveness of particular fixed income markets and instruments using various fixed income risk premium measures.  The Fund may invest in bonds of any maturity, duration, and credit quality.
The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors, types of bonds and other investments to which the Fund may obtain exposure include, but are not limited to:
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inflation-indexed bonds issued by the U.S. government (including Inflation-Protected Securities) and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation-indexed bonds issued by corporations;
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investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);
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leveraged loans;

GMO MAC IMPLEMENTATION FUND
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below investment grade bonds (commonly referred to as “high yield” or “junk bonds”);
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emerging country sovereign and quasi-sovereign debt; and
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asset-backed securities, including mortgage related and mortgage-backed securities.
The Fund also may invest in exchange-traded funds (ETFs) and exchange-traded and over-the-counter (OTC) derivatives, including futures contracts, currency options, forward currency contracts, repurchase agreements and reverse repurchase agreements, swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, commodity swaps, inflation swaps, municipal swaps, and other types of swaps), interest rate options, and other types of derivatives. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a primary component of the investment strategy.  However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
GMO does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and GMO’s assessment of different sectors of the bond market. The Fund’s interest rate duration may be positive or negative. The Fund may invest in securities of companies of any market capitalization.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents.  The Fund may also invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market

GMO MAC IMPLEMENTATION FUND
price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
●
Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
●
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial

GMO MAC IMPLEMENTATION FUND
intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.
Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Joe Auth (since the Fund’s inception in 2025)	Head, Developed Fixed Income Team, GMO.
Developed Rates and FX	Kevin Breaux (since 2025)	Portfolio Manager, Developed Rates and FX Team, GMO.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
Investment objective
Total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index, an internally maintained composite index computed by GMO, consisting of 75% MSCI World Index (MSCI Standard Index Series) and 25% Bloomberg U.S. Aggregate Index.
Fees and expenses
The table below describes the fees and expenses that you may bear if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
Class III
Management fee	0.00%[1]
Total other expenses	0.45%[2]
Dividend and interest expense on short sales	0.35%
All other expenses	0.10%
Acquired fund fees and expenses (underlying fund expenses)	0.49%[3]
Total annual fund operating expenses	0.94%
Expense reimbursement	(0.10%)[4]
Total annual fund operating expenses after expense reimbursement (Fund and underlying fund expenses)	0.84%
1 Includes both management fee and shareholder service fee. For additional information about the shareholder service fee applicable to Class III of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.”
2 The amount includes interest expense and borrowing costs for investments sold short, and dividend expenses incurred by the Fund as a result of short sales. “Other expenses” (before addition of interest expense and borrowing costs for investments sold short, and dividend expenses on short sales), interest expense and borrowing costs for investments sold short, and dividend expenses on short sales were approximately 0.10%, 0.09% and 0.26%, respectively. "Dividend and interest expense on short sales" reflects interest expense and dividends paid on borrowed securities. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).
3 Consists of approximately 0.48% in underlying fund fees and expenses, less than 0.01% in interest expense incurred by underlying funds, and 0.01% in purchase premiums and redemption fees paid to underlying funds. Amount shown excludes extraordinary, non-recurring underlying fund expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Acquired fund fees and expenses" would have been higher by 0.21%.
4 GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amount shown reflects the expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class III	$86	$290	$510	$1,146
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 83% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 78% of the average value of its portfolio securities.
Principal investment strategies
The investment strategies GMO pursues for the Fund are intended to complement the strategies it is pursuing for other accounts it manages. Accordingly, the Fund is not intended to serve as a standalone investment.

GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
The Fund invests in direct investments, shares of other series of GMO Trust whether now existing or created in the future, including the Equity Funds, the Fixed Income Funds, the Implementation Funds and the Alternative Funds, and shares of GMO-managed exchange-traded funds (collectively, the “underlying GMO Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Asset Allocation Funds”).
GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of asset classes, to determine the asset classes in which the Fund invests and how much the Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value over a complete market cycle. GMO changes the Fund’s asset class exposures in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
The Fund is permitted to invest in any asset class (e.g., U.S., non-U.S., and emerging market equity; U.S., non-U.S., and emerging market debt (including asset-backed securities and municipal bonds); and commodities), strategy (e.g., long/short and event-driven strategies), sector, country, or region and at times may have substantial exposure to a single asset class, sector, country, region, issuer, or currency and companies with similar market capitalizations. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization and, in the case of debt instruments, of any credit quality (including below investment grade securities, commonly referred to as “high yield” or “junk bonds”), maturity and duration.
The Fund typically has substantial exposure to derivatives and short-sales. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative exposure, the Fund may at times have gross investment exposure in excess of its net assets (i.e., the Fund may be leveraged) and, therefore, may be subject to higher risk of loss during those times than if the Fund were not leveraged.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in money market funds unaffiliated with GMO and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
●
Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares. When the Fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. Also, the Fund’s investment strategy of writing put options on stock indices can be expected to cause that strategy to underperform relative to those indices when the value of those indices rises sharply.
●
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much

GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
●
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Futures Contracts Risk – The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Below investment grade investments (commonly referred to as high yield or “junk” bonds) have speculative characteristics and are subject to greater credit risk than other fixed income investments. Negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of below investment grade investments to make principal and interest payments than issuers of investment grade investments. In addition, investments in emerging country sovereign or quasi-sovereign debt are subject to a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of a default. Investments in quasi-sovereign debt also are subject to the risk that the issuer will default independently of its sovereign. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
●
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly.
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Event-Driven Risk – If the Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments, can decline for a variety of reasons, including increases in interest rates. In addition, the market price can decrease due to a reduction in or decrease in the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.
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Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Value Investing Risk – Issuers whose securities GMO believes are undervalued may not realize their business potential, may never be recognized by the market as being undervalued and/or may be appropriately priced notwithstanding GMO’s assessment. These and other factors may cause the price of value stocks to decline, resulting in losses to the Fund.

GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (a composite index computed by GMO) and two broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares1
Years Ending December 31

Highest Quarter:	13.34%	2Q 2020
Lowest Quarter:	-20.14%	1Q 2020
Year-to-Date:	3.46%	As of	3/31/2025
Average Annual Total Returns1
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class III				5/31/2005
Return Before Taxes	5.50%	5.31%	5.45%	6.55%
Return After Taxes on Distributions	3.68%	2.45%	3.25%	4.57%
Return After Taxes on Distributions and Sale of Fund Shares	3.86%	3.40%	3.73%	4.80%
GMO Strategic Opportunities Allocation Index[2] (Fund benchmark)	14.12%	8.41%	7.93%	7.13%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	2.98%
MSCI World Index[3] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	18.67%	11.16%	9.95%	8.23%
1 Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 0.94% to 2024 annual performance.
2 This is a composite index that provides a performance comparison that tracks changes in the Fund’s benchmark over time. See “Fund Benchmarks and Comparative Indices” for the time periods covered by each index included in the composite index.
3 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2005)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since 2019)	Co-Head, Asset Allocation Team, GMO.
Additional information
For important information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

GMO U.S. TREASURY FUND
Investment objective
Liquidity and safety of principal with current income as a secondary objective.
Fees and expenses
The table below describes the fees and expenses that you may bear if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class VI	Class R6	Class I
Management fee	0.08%[1]	0.08%[1]	0.08%[1]
Other expenses	0.05%	0.05%	0.17%
Total annual fund operating expenses	0.13%	0.13%	0.25%
Expense reimbursement/waiver	(0.04%)[1]	(0.04%)[1]	(0.04%)[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.09%	0.09%	0.21%
1 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I's initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amount shown reflects the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class VI	$9	$38	$69	$162
Class R6	$9	$38	$69	$162
Class I	$22	$76	$137	$314
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 0% of the average value of its portfolio securities.
Principal investment strategies
Under normal circumstances, the Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (see “Name Policies”). “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. GMO normally seeks to maintain an estimated interest rate duration of one year or less for the Fund’s portfolio. For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds — Duration.”
The Fund ordinarily enters into repurchase agreements and reverse repurchase agreements. Under the repurchase agreements entered into by the Fund, the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed date, the security from the Fund at the original purchase price plus an agreed upon amount representing interest. Under reverse repurchase agreements, the Fund sells a security backed by the full faith and credit of the

GMO U.S. TREASURY FUND
U.S. government to a buyer and simultaneously commits to repurchase, on an agreed date, the security from the buyer at the original purchase price plus an agreed upon amount representing interest.
In selecting securities for the Fund’s portfolio, GMO focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply and demand imbalances and other market conditions. The factors GMO considers and investment methods GMO uses can change over time.
In addition to Direct U.S. Treasury Obligations, the Fund may invest to a lesser extent in money market funds unaffiliated with GMO and in other fixed income securities that are backed (explicitly or implicitly) by the full faith and credit of the U.S. government or the governments of other developed countries, including but not limited to U.S. and non-U.S. agency securities and securities issued by the Federal Home Loan Bank and the World Bank.
The Fund is not a money market fund and is not subject to the maturity, quality, diversification, disclosure, reporting, and other requirements applicable to money market funds under Rule 2a-7 under the Investment Company Act of 1940.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).
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Credit Risk – Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.

GMO U.S. TREASURY FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund's benchmark and a broad-based securities market index intended solely to represent, in satisfaction of regulatory requirements, the overall domestic fixed income market. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	1.49%	2Q 2023
Lowest Quarter:	-0.31%	1Q 2022
Year-to-Date:	1.24%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				3/17/2009
Return Before Taxes	5.17%	2.54%	1.83%	1.20%
Return After Taxes on Distributions	3.03%	1.50%	1.07%	0.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	1.50%	1.07%	0.71%
FTSE 3-Month Treasury Bill Index (returns reflect no deduction for fees, expenses, or taxes)	5.45%	2.54%	1.79%	1.16%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%	2.71%
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Short Duration Strategies	Tracey Keenan (since 2017)	Portfolio Manager, Short Duration Strategies Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S.

GMO U.S. TREASURY FUND
shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.
Additional information
For important additional information about purchases and sales of Fund shares (including minimum investment criteria for all share classes), taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 169 of this Prospectus.

ADDITIONAL SUMMARY INFORMATION ABOUT THE FUNDS
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase a Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) in the case of a Bond Fund (as defined below), on days when the U.S. bond markets also are open for business or, in the case of Japan Value Creation Fund, on days when the Japanese equity markets also are open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Except for Class R6 shares and Class I shares of a Fund, an investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on its meeting either (i) the “Minimum Total Fund Investment,” which includes only an investor’s total investment in a particular Fund, or (ii) the “Minimum Total GMO Investment,” both of which are set forth in the table below. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount. For investors owning shares of a Fund, purchases of additional shares of that Fund are not subject to any minimum dollar amount.
Minimum Investment Criteria for Class Eligibility
		Minimum Total Fund Investment	Minimum Total GMO Investment
Class II Shares	All Funds Offering Class II Shares	N/A	$1 million
Class III Shares	International Equity Fund	N/A	$35 million
	Alternative Allocation Fund Emerging Markets Fund Emerging Markets ex-China Fund Multi-Asset Credit Fund	$50 million	N/A
	All Other Funds Offering Class III Shares	N/A	$1 million
Class IV Shares	All Funds Offering Class IV Shares	$125 million	$250 million
Class V Shares	All Funds Offering Class V Shares	$250 million	$500 million
Class VI Shares	U.S. Treasury Fund	N/A	$1 million
	All Other Funds Offering Class VI Shares	$300 million	$750 million
Minimum Investment Criteria and Eligibility for Implementation Fund and MAC Implementation Fund
	Minimum Total Fund Investment	Minimum Total GMO Investment
Implementation Fund MAC Implementation Fund	N/A	$1 million
Fund shares are redeemable. Under ordinary circumstances, you may redeem a Fund’s shares on days when both (i) the NYSE is open for business and (ii) in the case of a Bond Fund, on days when the U.S. bond markets also are open for business or, in the case of Japan Value Creation Fund, on days when the Japanese equity markets also are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
Purchase order forms and redemption orders can be submitted by mail, facsimile, or email (or by other form of communication pre-approved by GMO Shareholder Services) to the Trust at:
GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
53 State Street, Floor 33
Boston, Massachusetts 02109
Facsimile: 1-617-439-4192
Attention: Shareholder Services
Email: clientorder@gmo.com

U.S. tax information
Each Fund has elected to be treated or intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
Each Fund offering Class I shares makes payments out of the net assets of the Fund attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders of the Fund. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. Payments of this type are sometimes referred to as revenue-sharing payments. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, RISKS, AND EXPENSES
Fund Summaries. The preceding sections summarize the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for each series of the Trust listed on the cover page of this Prospectus (each, a “Fund” and collectively the “Funds,” and together with other series of the Trust offered from time to time through a separate prospectus or private placement memorandum, each a “GMO Fund” and collectively the “GMO Funds”). The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. Additional information about the Funds’ benchmarks and other comparative indices may be found under “Fund Benchmarks and Comparative Indices.”
Investment Objectives/Policies. The Board of Trustees (“Trustees”) of the Trust may change a Fund’s investment objective or policies (other than a Name Policy) without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Only International Equity Fund and U.S. Equity Fund have fundamental investment objectives. For each Fund with an investment objective to seek total return in excess of its benchmark, “total return” means total return net of applicable Fund fees and expenses. Neither the Funds nor GMO guarantees that the Funds will be able to achieve their investment objectives.
Definitions. When used in this Prospectus, the term “invest” includes direct and indirect investing and long and short investing and the term “investments” includes direct and indirect investments and long and short investments. For example, a Fund may invest indirectly in a given asset or asset class by investing in its wholly-owned subsidiary, in another GMO Fund, or in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. When used in this Prospectus, (i) the terms “bonds,” “debt investments,” “fixed income investments,” and “fixed income securities” include (a) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (b) synthetic debt instruments created by GMO by investing in derivatives (e.g., a futures contract, swap contract, forward currency contract or option); (ii) each of the terms “emerging markets” (except in the cases of Emerging Markets Fund, Emerging Markets ex-China Fund, and Emerging Markets Debt Total Return Fund, each of which has a separate definition in its Fund summary) and “emerging countries” (except in the case of Emerging Country Debt Fund and Emerging Country Debt Shares Fund, each of which has a separate definition in its Fund summary) means the world’s less developed countries; (iii) the term “equities” refers to common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts; (iv) the term “sovereign debt” refers to a fixed income security issued by a government or a derivative providing exposure to sovereign debt; (v) the term “quasi-sovereign debt” refers to debt issued by a governmental agency, political subdivision or other instrumentality or an issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government or a derivative providing exposure to quasi-sovereign debt; (vi) the term “total return” includes capital appreciation and income; (vii) the term “underlying GMO Funds” refers to other series of GMO Trust and GMO-managed exchange-traded funds (“ETFs”); (viii) the term “underlying funds” refers to underlying GMO Funds and investment companies not advised by GMO, including, among others, closed-end funds, money market funds, and ETFs; (ix) the terms “event-driven” and “merger arbitrage” refer to transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive for them upon consummation of an anticipated merger, acquisition, exchange offer, tender offer, or other similar transaction; and (x) the term “agency mortgage-backed securities” refers to fixed income investments that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation.
Credit Quality. In this Prospectus, the term “investment grade” refers to a rating of Baa3/P-3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-3 or better by S&P Global Ratings (“S&P”) and the term “below investment grade” refers to any rating by Moody’s or S&P below those ratings. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds (High Yield Fund has a separate definition of “high yield bonds” in its Fund summary). In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are commonly referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality include securities rated by Moody’s, S&P or both and other securities (including securities that are unrated or rated by ratings organizations other than Moody’s and S&P) that GMO determines have comparable credit qualities.
Duration. In this Prospectus, the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security. GMO employs a variety of techniques to adjust the sensitivity of a Bond Fund’s (as defined below) net asset value to changes in interest rates. This sensitivity is often measured by, and correlates with, the estimated interest rate duration of a Fund’s portfolio. For example, the value of an investment with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. In some cases, the “Principal investment strategies” section of a Bond Fund’s summary section provides the Fund’s dollar-weighted average interest rate duration. GMO estimates that duration by aggregating the durations of the Fund’s direct and indirect individual holdings and weighting each holding based on its market value. Duration needs to be estimated when the obligor is required to prepay principal or interest on a fixed income security and the payments are not denominated in U.S. dollars. GMO may significantly alter the duration of a Fund’s portfolio by investing in derivatives.

Tax Consequences. GMO is not obligated to, and generally will not consider, tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions or make investments in a manner that is not tax efficient for U.S. federal, state or local tax purposes or non-U.S. tax purposes).
In addition, a Fund’s investment through a wholly owned subsidiary and/or via a GMO Fund could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by that investment, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Distributions and Taxes” below and “Taxes” in the SAI for more information about the tax consequences of a Fund’s investments through a wholly owned subsidiary and/or via a GMO Fund.
ESG Considerations.  As described in the Fund summaries, GMO incorporates ESG (environmental, social, and governance) criteria in its investment process for some of the Funds in an effort to maximize risk-adjusted returns, a reflection of GMO’s belief that ESG factors can have a meaningful impact on the long-term performance of companies and countries in which those Funds may invest. For those Funds, GMO’s investment process generally seeks to identify material ESG-related risks of Fund investments, with some exceptions (such as cash, cash-like and certain derivatives investments). For example, in considering an investment in the equity of a particular company, GMO may consider: (1) environmental factors such as the company’s carbon emissions and waste; (2) social factors such as the company’s labor standards; and (3) governance factors such as the dilution of minority shareholders. The foregoing examples are provided solely to illustrate the types of ESG criteria GMO may consider in evaluating an investment. ESG criteria are some of the many factors that GMO considers in making investment decisions. Evaluation of ESG criteria with respect to a company, country or Fund may include criteria from a number of sources, including but not limited to third-party and proprietary ESG data/ratings, a company’s public SEC filings, news and articles in the press, litigation-related information, statements from company executives and GMO estimates. The weight that ESG criteria are given, overall or individually, for a particular investment decision depends on GMO’s assessment of their materiality and relevance to that investment decision.
Third-party ESG-related scores, information and data often vary across third party providers to the extent they require subjective assessments by third parties and/or the application of ESG-related factors and methods that lack a uniform definition or standard.  In addition, although GMO utilizes third party ESG data that it believes to be reliable, there is no guarantee that third party information data is complete or accurate and may become outdated (for example, due to changes in a company’s business practices, products or services).
The consideration of ESG criteria as part of a Fund’s investment process does not mean that the Fund pursues a specific “ESG” investment strategy (in fact, none of the Funds has an express ESG mandate or ESG investment objective), and GMO routinely makes investment decisions that are based in large part or wholly on non-ESG considerations. GMO’s incorporation of ESG criteria in its investment process for a particular Fund does not mean that every investment or potential investment undergoes an ESG review, and GMO may not consider ESG criteria for every investment a Fund makes (such as, for example, in cases where ESG-related data for a company is unavailable).
Securities Lending. As described in the Fund summaries and the SAI, some Funds may seek to earn additional income by lending their portfolio securities. Securities loans are subject to termination by the Fund at any time and are required to be secured at all times by collateral in an amount at least equal in value to the market value of the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the following business day. Voting rights or rights to consent with respect to loaned securities pass to the borrower. A Fund has the right to call a loan at any time on reasonable notice to exercise voting rights associated with the loaned security and expects to do so if both: (i) GMO receives adequate notice of a proposal on which shareholders are being asked to vote and (ii) GMO believes that the benefits to the Fund of voting on that proposal outweigh the benefits to the Fund of having the security remain out on loan.
Portfolio Turnover. The Funds are not subject to any limit on the frequency with which portfolio securities may be purchased or sold. High turnover rates may create additional taxable income for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.
Benchmarks. Fund benchmarks (if any) and indices listed in the “Average Annual Total Returns” table in the Fund summaries are described under “Fund Benchmarks and Comparative Indices.” In some cases, a Fund’s summary states that a Fund seeks total return greater than that of its benchmark. Neither the Funds nor GMO can provide any assurance as to how a Fund will perform on an absolute basis or relative to its benchmark. A Fund’s benchmark is stated as of the date of this Prospectus and may be changed without prior notice to shareholders.
Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.
Supplemental Performance and Volatility Information for Benchmark-Free Allocation Fund and Alternative Allocation Fund. For additional information regarding historical performance and volatility, please see “Supplemental and Related Performance and Volatility Information: Benchmark-Free Allocation Fund and Alternative Allocation Fund” beginning on page 290 of this Prospectus.

Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund summaries.
Purchase Premiums and Redemption Fees. Purchase premiums and redemption fees are paid to and retained by Emerging Country Debt Fund (“ECDF”) to help offset estimated portfolio transaction costs and other related costs incurred by ECDF as a result of purchases or redemptions of ECDF shares. Even though a Fund that invests in ECDF does not itself charge a purchase premium or redemption fee directly to its shareholders, the Fund and its shareholders indirectly bear the purchase premiums and redemption fees paid by the Fund to ECDF when the Fund purchases and redeems ECDF shares. This is particularly relevant to Emerging Country Debt Shares Fund (“Shares Fund”), which invests substantially all of its assets in Emerging Country Debt Fund (“ECDF”). The purchase premiums and redemption fees paid by the Shares Fund to ECDF are indirectly borne pro rata by each Shares Fund shareholder. As such, shareholders who own a large percentage of the Shares Fund’s shares (e.g., initial shareholders) indirectly bear a correspondingly large percentage of the purchase premiums and redemption fees paid by the Shares Fund to ECDF. ECDF may modify its purchase premium or redemption fee at any time, and a Fund that does not currently charge a purchase premium or redemption fee may impose such fees at any time.
Annual Fund Operating Expenses − Other Expenses and Acquired Fund Fees and Expenses. The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in each Fund’s summary generally reflect direct expenses associated with an investment in a Fund for the fiscal year ended February 28, 2025. A Fund may invest in underlying funds, and the indirect net expenses associated with a Fund’s investment (if any) in underlying funds are included in “Other expenses” if those expenses are less than 0.01% of the average net assets of the Fund. If the indirect net expenses associated with a Fund’s investment in underlying funds (“acquired fund fees and expenses”) are 0.01% or more of the Fund’s average net assets, these expenses are included in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Acquired fund fees and expenses generally are based on expenses incurred by the Fund for the fiscal year ended February 28, 2025, and actual indirect expenses vary depending on the particular acquired funds in which the Fund invests.
Fee and Expense Examples. The expense example under “Example” included in each Fund’s summary assumes that a shareholder reinvests all dividends and distributions, if any.
Bond Funds. The following Funds (collectively, the “Bond Funds”) invest, directly or indirectly, substantially all of their assets in fixed income investments: Asset Allocation Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Shares Fund, Emerging Markets Debt Total Return Fund, High Yield Fund, Multi-Asset Credit Fund, MAC Implementation Fund, Opportunistic Income Fund, and U.S. Treasury Fund. Some of the Bond Funds invest in other GMO Funds.
Asset Allocation Funds. As described in their Fund summaries, each of the following Funds (collectively, the “Asset Allocation Funds”) invests in underlying GMO Funds: Benchmark-Free Allocation Fund, Global Asset Allocation Fund, Global Equity Allocation Fund, Global Developed Equity Allocation Fund, International Equity Allocation Fund, International Developed Equity Allocation Fund, Benchmark-Free Fund, and Strategic Opportunities Allocation Fund. Several underlying GMO Funds in which the Asset Allocation Funds invest themselves invest a substantial portion of their assets in other underlying GMO Funds. As a result, the Asset Allocation Funds are exposed to all of the risks not only of the underlying GMO Funds in which they invest but also of the underlying GMO Funds in which those underlying GMO Funds invest.
When used in the Asset Allocation Fund summaries, references to the Equity Funds, the Fixed Income Funds, the Alternative Funds and the Implementation Funds include the GMO Funds listed under those headings below:
Equity Funds
— Climate Change Fund
— Emerging Markets Fund
— Emerging Markets ex-China Fund
— International Equity Fund
— International Opportunistic Value Fund
— Japan Value Creation Fund
— Quality Fund
— Resources Fund
— Resource Transition Fund
— Small Cap Quality Fund
— U.S. Equity Fund
— U.S. Opportunistic Value Fund
— U.S. Small Cap Value Fund
Fixed Income Funds
— Emerging Country Debt Fund
— Emerging Markets Debt Total Return Fund
— High Yield Fund
— Multi-Asset Credit Fund
— Opportunistic Income Fund
Alternative Funds
— Alternative Allocation Fund
Implementation Funds
— Asset Allocation Bond Fund
— Implementation Fund
— MAC Implementation Fund
— U.S. Treasury Fund
When used elsewhere in this Prospectus, references to the Multi-Asset Class Funds, the Equity Funds, the Fixed Income Funds, the Alternative Funds, and the Implementation Funds include the GMO Funds listed under those headings on the front cover of this Prospectus.

Credit Facility.  Certain Funds have jointly entered into a revolving credit facility (the “Credit Facility”) whereby those Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Funds may borrow up to an aggregate commitment amount of $75 million (the “Commitment Limit”) at any time, subject to other legal, regulatory or contractual limits, including asset coverage and other limitations as specified in the Credit Facility and under the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowing results in interest expense and other fees and expenses for the borrowing Fund(s) that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund’s yield. If a Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each participating Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Funds’ borrowings under the Credit Facility. As such, a Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
Investments in U.S. Treasury Fund and Unaffiliated Money Market Funds. Each of the Funds may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO and directly in the types of investments typically held by money market funds.
Investments in GMO-Advised ETFs. Each of the Funds may invest in ETFs advised by GMO.
Potential Overexposure/Underexposure to Investments. A Fund may be deemed to have received a purchase order or redemption request (e.g., a transaction placed through the National Securities Clearing Corporation (“NSCC”) or an agent of the Trust) prior to the Fund’s actual receipt of the details of the request. In addition, in cases where GMO may become aware of a likely purchase or redemption, GMO may decide not to place corresponding portfolio trades for a Fund until after the purchase or redemption becomes irrevocable (which occurs following the close of business on the day the purchase order or redemption request is received by the Fund). The circumstances described above could result in a Fund being temporarily underexposed (in the case of a large purchase order) or overexposed or leveraged (in the case of a large redemption request) to the Fund’s intended investment program, leading to underperformance relative to that program when the Fund is underexposed in a rising market or overexposed (leveraged) in a falling market. The impact of this underexposure or overexposure can be significant, particularly when the purchase order or redemption request is large relative to the size of the Fund.
This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered.

DESCRIPTION OF PRINCIPAL RISKS
The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.
	Multi- Asset Class Funds		Equity Funds
	Benchmark-Free Allocation Fund	Global Asset Allocation Fund	Climate Change Fund	Emerging Markets Fund	Emerging Markets ex-China Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	International Equity Fund	International Opportunistic Value Fund	Japan Value Creation Fund	Quality Fund	Resources Fund	Resource Transition Fund	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Commodities Risk	•	•	•											•	•
Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•
Credit Risk	•	•				•	•	•	•
Currency Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Derivatives and Short Sales Risk	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•
Event-Driven Risk	•
Focused Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Fund of Funds Risk	•	•		•	•	•	•	•	•
Futures Contracts Risk	•	•
Illiquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•
Large Transactions Risk	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•
Leveraging Risk	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•
Management and Operational Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Market Risk – Asset-Backed Securities	•	•
Market Risk – Equities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Market Risk – Fixed Income	•	•				•	•	•	•
Non-Diversified Funds	•	•													•
Non-U.S. Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Smaller Company Risk	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•
Value Investing Risk	•	•				•	•	•	•		•	•						•	•

	Fixed Income Funds						Alternative Funds		Implementation Funds
	Emerging Country Debt Fund	Emerging Country Debt Shares Fund	Emerging Markets Debt Total Return Fund	High Yield Fund	Multi-Asset Credit Fund	Opportunistic Income Fund	Alternative Allocation Fund	Asset Allocation Bond Fund	Benchmark-Free Fund	Implementation Fund	MAC Implementation Fund	Strategic Opportunities Allocation Fund	U.S. Treasury Fund
Commodities Risk							•	•	•	•		•
Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•
Credit Risk	•	•	•	•	•	•	•	•	•	•	•	•	•
Currency Risk	•	•	•	•	•	•	•	•	•	•	•	•
Derivatives and Short Sales Risk	•	•	•	•	•	•	•	•	•	•	•	•
Event-Driven Risk							•			•		•
Focused Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•
Fund of Funds Risk		•		•	•		•	•	•	•	•	•
Futures Contracts Risk				•	•	•	•		•		•	•
Illiquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•
Large Transactions Risk	•	•	•	•	•	•	•	•	•	•	•	•	•
Leveraging Risk	•	•	•	•	•	•	•	•	•	•	•	•
Management and Operational Risk	•	•	•	•	•	•	•	•	•	•	•	•	•
Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•
Market Risk – Asset-Backed Securities					•	•		•	•	•	•	•
Market Risk – Equities							•	•	•	•		•
Market Risk – Fixed Income	•	•	•	•	•	•	•	•	•	•	•	•	•
Non-Diversified Funds			•	•	•		•		•		•	•
Non-U.S. Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•
Smaller Company Risk					•	•	•	•	•	•	•	•
Value Investing Risk												•

Investing in mutual funds involves many risks. Risks that affect a particular Fund, called “principal risks,” are discussed briefly in each Fund’s summary and in more detail in this section. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section describes the principal risks and some related risks but does not describe every possible risk of investing in the Funds. Particular Funds could be subject to additional risks because of the types of investments they make and market conditions, which can change over time. The SAI includes more information about the Funds, their investments, and the related risks.
Funds that invest in underlying funds or in a wholly-owned subsidiary (as indicated under “Principal investment strategies” in those Funds’ summaries and further described in “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses”) are exposed to the risks to which the underlying funds or wholly-owned subsidiary are exposed, as well as the risk that the underlying funds or wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted, the principal risks summarized below include both direct and indirect risks, and as indicated in the “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by a Fund include those made both directly and indirectly by the Fund.
An investment in a Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall investment program. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
●  COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner. In addition, the value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodities or commodity indices to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.
●  COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Funds are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets; therefore, OTC derivatives generally expose a Fund to higher counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle an OTC derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. In such case, GMO may decide that a Fund should not pursue a claim against the counterparty to avoid the cost and unpredictability of legal proceedings or for similar reasons. A Fund, therefore, runs the risk of not obtaining payments owed to it under an OTC derivatives contract or of those payments being delayed or made only after the Fund has incurred litigation costs.
If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral if the Fund’s interest in the collateral is not perfected or additional collateral is not posted promptly as required. Counterparty risk also will be higher if a counterparty’s obligations exceed the value of the collateral held by the Fund (if any).
Counterparty risk is higher for derivatives with longer maturities (such as some types of swap contracts) because of the longer time during which events may occur that prevent settlement. Counterparty risk also is higher when a Fund has entered into OTC derivatives contracts with a single or small group of counterparties. The creditworthiness of a counterparty can be expected to be adversely affected by higher than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Although GMO’s view with respect to a particular counterparty is subject to change, the fact that GMO’s view becomes more negative (whether due to external events or otherwise) does not mean that a Fund’s existing derivatives with that counterparty will be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer views favorably (for example, re-establishing a derivative with a lower notional amount or entering into a countervailing trade with the same counterparty).
Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” many derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position.
Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the derivatives it clears or the financial system generally.

In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to obtain remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide governmental authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union and the United Kingdom, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (commonly referred to as a “bail in”).
The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.
●  CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy their obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The obligations of issuers, guarantors and other obligors also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the failure of an issuer, guarantor, or other obligor to meet its payment obligations or a downgrading of the credit rating of the investment. The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. Changes in actual or perceived creditworthiness may occur quickly. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks.
All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending on whether the issuer is a corporation, government or government entity, whether the particular security has priority over other obligations of the issuer in payment of principal and interest and whether the particular security has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability of the obligor to borrow from the U.S. Treasury or supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Although securities issued by the U.S. government historically have presented minimal credit risk, a credit rating downgrade (such as a downgrade of the long-term credit rating of U.S. bonds in 2011) could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments in U.S. bonds.
Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and geopolitical considerations (such as those evidenced in 2022 in Russia). Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk often is higher for fixed income securities issued or guaranteed by emerging countries.
As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”
A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.
Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “high yield” or “junk bonds”), which are defined in this Prospectus under “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds.” The sovereign and quasi-sovereign debt of many countries is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a higher risk of default and are more susceptible to real or perceived adverse market conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with higher quality investments, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking repayment. If GMO’s assessment of the eventual recovery value of an investment in distressed or defaulted debt proves incorrect, a Fund is likely to lose a substantial portion or all of its investment. In the event of a default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

The Fund’s investments are also subject to the risk of inflation. As inflation increases, the present market value of a fixed income investment held by the Fund typically will decline.
As disclosed in their Fund Summaries, some Funds are permitted to lend their portfolio securities. A Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, resulting among other things in the Fund’s inability to vote the securities or realize on its collateral should the borrower fail financially.
●  CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will result in a decline in the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded or in which a Fund receives income will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund is likely to realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”
Some of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks (if any). If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.” Derivative transactions in foreign currencies (such as futures, forward contracts, options, and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions often are not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).
Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may be unable to convert them into U.S. dollars or may be able to do so only at an unfavorable exchange rate. Exchange rates for many currencies are affected by exchange control regulations.
●  DERIVATIVES AND SHORT SALES RISK. Derivatives are financial contracts whose value depends on the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements and other over-the-counter (OTC) contracts. The SAI describes the various types of derivatives in which the Funds invest and how they are used in the Funds’ investment strategies.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to the risk that the valuations generated by GMO’s pricing models are different from the amounts the Funds realize when they close or sell a derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, the Funds run a risk that inaccurate valuations will result in higher than necessary cash payments to counterparties, under-collateralization and/or errors in the calculation of the Funds’ net asset values.
The use of derivatives involves risks that are in addition to, and potentially higher than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. When a counterparty’s obligations are not fully secured by collateral in which the Fund has a perfected security interest or that collateral is not regularly marked-to-market, a Fund runs a higher risk of not being able to recover what it is owed if the counterparty defaults. OTC derivatives are susceptible to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. See “Counterparty Risk.”
Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. In a cleared derivative position, a Fund makes payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing houses have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivative positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy, and an increase in margin held by a clearing member could expose a Fund to higher credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position or of hedging protection.
Some Funds are permitted to write options. Purchasing and writing put and call options are highly specialized activities and entail higher risks than simply purchasing and selling publicly-traded securities. The market price of an option is affected by many factors, and the market price of an option is often adversely affected, for example, if the market for the option becomes less liquid or the perceived volatility in the underlying security changes significantly. In addition, since an American-style option allows the holder to exercise the option at any time before the option’s expiration, a Fund writing an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. If a Fund writes a call option and does not hold the underlying security, the Fund runs the risk of a potentially unlimited loss.
Some Funds sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales of a security a Fund does not own expose a Fund to the risk that it will be required to acquire that security when it has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise, thereby increasing any losses. Some Funds also create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Short sales of securities or currencies a Fund does not own and “short” derivative positions create investment leverage, and the Fund runs the risk of a potentially unlimited loss. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index could result in a loss substantially higher than the amount invested in the derivative itself. See “Leveraging Risk.”
Investing in derivatives can present many other risks due to the nature of a derivative’s terms, underlying reference assets and other factors. Please see “Commodities Risk”, “Counterparty Risk”, “Credit Risk”, “Currency Risk”, “Illiquidity Risk”, “Leveraging Risk”, and “Market Risk,” in each case described elsewhere in this section.
●  EVENT-DRIVEN RISK. In implementing an event-driven strategy, a Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, acquisition, exchange offer, tender offer or other similar transaction (“event-driven transactions”). The Fund runs the risk, however, that the purchase price it paid will exceed the value of the consideration it receives upon the closing of the transaction, resulting in a loss to the Fund.
If a Fund purchases securities in anticipation of a transaction (such as a merger) that later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage strategies) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed transaction can fail to be consummated for many reasons, including, among others, regulatory and antitrust restrictions, industry weakness, company specific events, failed financings and general market declines.
Event-driven strategies are subject to the risk of overall market movements, and a Fund may experience losses even on a transaction that is consummated if it is unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.
A Fund’s participation in event-driven transactions could result in tax inefficiencies for taxpayers that are not exempt from taxation.
●  FOCUSED INVESTMENT RISK. Funds with investments in a limited number of asset classes, sectors, industries, issuers, currencies, countries or regions that are subject to the same or similar risk factors and Funds with investments whose market prices are closely correlated are subject to higher overall risk than Funds with investments that are more diversified or whose market prices are not as closely correlated.
Funds having a significant portion of their assets in investments tied economically to a particular geographic region, country, or market (e.g., emerging markets) or to sectors within a region, country or market have more exposure to regional and country economic risks than do funds whose investments are more geographically diverse. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”
●  FUND OF FUNDS RISK. A Fund that invests in underlying funds (including underlying GMO Funds) is exposed to the risk that the underlying funds will not perform as expected. A Fund also is indirectly exposed to all of the risks to which the underlying funds are exposed. To the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Transactions Risk when an underlying GMO Fund has large shareholders. See “Large Transactions Risk.” In addition, regulatory limits on fund of funds investments may prevent and/or limit a Fund from making additional investments in an underlying fund or limit the extent of such investments, which could adversely affect a Fund’s ability to implement its intended strategy and, as a result, Fund performance.
At any particular time, one underlying fund may be purchasing securities of an issuer whose securities are being sold by another underlying fund, creating the risk that a Fund holding each underlying fund incurs indirectly the costs associated with the two transactions even though its exposure to those securities remains unchanged.
ETFs in which the Funds invest are investment companies that may be actively managed or hold a portfolio of securities designed to track the performance of a particular securities market factor or index (or sector of an index). Funds investing in ETFs run the risk that an ETF’s performance will not track the performance of the factor or index it is designed to track. In addition, ETFs often use derivatives to track the performance of a factor or index, and, therefore, Fund investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”
A Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by those investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Distributions and Taxes” in this Prospectus and “Taxes” in the SAI for more information about the tax consequences of a Fund’s investments in underlying funds.
●  FUTURES CONTRACTS RISK. The loss to a Fund resulting from its use of futures contracts (or “futures”) is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of a Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts requires a liquid market. A liquid market may not exist for any particular futures contract at any particular time, and as a result a Fund runs the risk that it will be unable when it wishes to terminate its exposure under that contract. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge.
A Fund typically will be required to post margin with its futures commission merchant when purchasing a futures contract. If the Fund has insufficient cash to meet margin requirements, the Fund typically will have to sell other investments and runs the risk of having to do so at a disadvantageous time. A Fund also runs the risk of being unable to recover, or be delayed in recovering, margin or other amounts deposited with a futures commission merchant. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has deposited or to realize the value of an increase in the price of its positions.
Some futures contracts are traded on foreign exchanges and those foreign exchanges typically are not subject to regulation as comprehensive as the regulations adopted by the Commodity Futures Trading Commission and other U.S. regulators, those Funds are exposed to greater risk than funds investing in futures contracts traded on exchanges subject to more comprehensive regulation. In addition, foreign futures contracts may be less liquid and more volatile than U.S. futures contracts.
●  ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limit, delay or prevent a Fund from selling particular securities or closing derivative positions at desirable prices at a particular time or at all. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or writing a put or closing a short position). If a Fund is unable to sell a particular investment when it wishes, it could miss other investment opportunities, fail to meet redemption requests, be unable to meet other cash needs or be required to sell other assets it would prefer to hold. A Fund runs the risk that liquid investments become illiquid due to various factors, including financial distress or geopolitical events (such as sanctions, trading halts or wars).
A Fund is particularly subject to illiquidity risk to the extent its investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity or other securities or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells an investment will be less than the price at which GMO valued it when it was acquired by the Fund. Illiquidity risk also tends to be higher in times of financial stress, and markets for securities in entire asset classes can become illiquid during times of market turmoil. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.
Historically, credit markets have experienced periods of significant illiquidity, and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, it runs the risk that those sales could significantly depress the market price of the securities being sold.
A Fund’s ability to use options in its investment program depends on the liquidity of the options market. A Fund runs the risk, therefore, that a market may not be sufficiently liquid when the Fund seeks to close out an option position. Moreover, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an uncovered option it has sold, the Fund would temporarily be leveraged in relation to its assets.
●  LARGE TRANSACTIONS RISK.  To the extent that a large number of shares of a Fund are held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell investments at disadvantageous prices to raise the cash needed to satisfy the redemption request or to sell investments when it would not otherwise have done so. The Asset Allocation Funds and some GMO separate accounts hold a substantial portion of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial purchases or redemptions of shares from those Funds. A Fund may also experience adverse effects when a number of shareholders collectively purchase or redeem a large amount of Fund shares, such as in response to the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Large shareholder transactions also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders not exempt from taxation. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by a Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account. In some cases, a redemption of a large number of shares could disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. Further, from time to time a Fund may trade in anticipation of a purchase order or redemption request that ultimately is not received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. In addition, purchases and redemptions of shares by a large shareholder or group of shareholders could limit the use of any capital losses (including capital loss carryforwards) to offset realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income (if any). In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.
To the extent a Fund invests in other GMO Funds subject to large transactions risk, the Fund is indirectly subject to this risk.
●  LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives, short sales and securities lending can create leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Like short sales, some derivatives have the potential for unlimited loss regardless of the size of the initial investment.
A Fund’s portfolio will be leveraged, and the Fund can incur losses, if the value of the Fund’s assets declines between the time a redemption request is treated as being received by a Fund (which in some cases is the business day prior to actual receipt by the Fund of the redemption request) and the time at which the Fund liquidates assets to meet the redemption request. In the case of redemptions representing a significant portion of a Fund’s portfolio, the resulting leverage can be significant and expose a Fund and non-redeeming shareholders to material losses.
A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.
Some Funds are permitted to purchase securities on margin or to sell securities short, both of which create leverage. To the extent the market price of securities purchased on margin or sold short increases, a Fund will be required to provide additional collateral. The requirement to post additional collateral may limit a Fund’s ability to make other investments that it would have been able to make had it not been required to post additional collateral.
●  MANAGEMENT AND OPERATIONAL RISK. The Funds are subject to management risk because, in relying on GMO to achieve their investment objectives, they run the risk that GMO’s investment techniques will fail to produce intended results and cause them to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.
As described in the Fund summaries, for many Funds, GMO uses quantitative models as part of its investment process. Those Funds run the risk that GMO’s models do not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value, and Funds for which those models are used run the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong. The usefulness of GMO’s models may be reduced by the faulty translation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the inputting of limited or imperfect data for processing by the model. These risks are more likely to occur when GMO is changing its models. Any of these risks could adversely affect a Fund’s performance.
There is no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse effect on GMO’s ability to achieve the Funds’ investment objectives.
The Funds also are subject to operational risks resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other operational services, and in some cases external parties that also facilitate purchases and sales of Fund shares. Examples of operational risks include the risk of loss caused by inadequate procedures and controls, human error and system failures by a service provider that result in trading delays or errors that prevent a Fund from realizing investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds.
The Funds and their service providers (including GMO) are susceptible to cyberattacks and to technological malfunctions that have effects similar to those of a cyberattack. Additionally, outside parties may attempt to fraudulently induce employees of a Fund’s service provider (including GMO) to disclose sensitive information to gain access to a Fund’s electronic infrastructure. Cyberattacks include, among others, stealing, corrupting, or preventing access to data maintained online or digitally, preventing legitimate users from accessing information or services, releasing confidential information without authorization and disrupting operations. Successful cyberattacks against, or security breakdowns of, a Fund, GMO, or a custodian, transfer agent, or other service provider or external party may adversely affect the Fund or its shareholders. For instance, cyberattacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of confidential shareholder or Fund information, impede trading, interfere with the use of quantitative models, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. The Funds’ service providers regularly experience cyberattacks and expect they will continue to do so. In addition, cyberattacks involving a counterparty to a Fund could affect the counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyberattacks, those plans and systems have inherent limitations, and there is not assurance they will be effective.
Issuers of securities in which the Funds invest are subject to cybersecurity risks that could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, cyberattacks, technological disruptions, malfunctions or failures could cause an exchange or market to close or suspend trading generally, or in specific securities, thus preventing the Funds from, among other things, buying or selling portfolio securities or accurately pricing those securities. The Funds cannot directly control cybersecurity plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges, and the Funds’ service providers and counterparties and issuers may have limited, if any, indemnification obligations to GMO or the Funds.
GMO’s ability to use, manage, and aggregate data is limited by the effectiveness of its policies, systems, and practices that govern how data is acquired, validated, used, stored, protected, processed, and shared. Failure to manage data effectively and to aggregate data in an accurate and timely manner may limit GMO’s ability to manage current and emerging risks, as well as to manage changing business needs and to adapt to the use of new tools, including artificial intelligence (“AI”). While GMO may restrict certain uses of third-party and open source AI tools, GMO’s employees and consultants and a Fund’s portfolio companies may use these tools, which poses additional risks relating to the protection of GMO’s and such portfolio companies’ proprietary data, including the potential exposure of GMO’s or such portfolio companies’ confidential information to unauthorized recipients and the misuse of GMO’s intellectual property, which could adversely affect GMO, a Fund or a Fund’s portfolio companies. Use of AI tools may result in allegations or claims against GMO, a Fund or a Fund’s portfolio companies related to violation of third-party intellectual property rights, unauthorized access to or use of proprietary information and failure to comply with open-source software requirements. Additionally, AI tools may produce inaccurate, misleading, or incomplete responses that could lead to errors in GMO’s and its employees’ and consultants’ decision-making, portfolio management or other business activities, which could have a negative impact on GMO or on the performance of a Fund or a Fund’s portfolio companies. AI tools could also be used against GMO, a Fund or a Fund’s portfolio companies in criminal or negligent ways. As the use and availability of AI tools has grown, governmental bodies have been examining AI tools and their use in a variety of industries, including financial services. AI faces an uncertain legal and regulatory landscape in many jurisdictions. Ongoing and future regulatory actions with respect to AI generally or AI’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of GMO, a Fund or its portfolio companies to utilize AI in the manner it has to-date, and may have an adverse impact on the ability of GMO, a Fund or its portfolio companies to continue to operate as intended.
●  MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Funds are subject, thereby reducing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Funds. Fraud and other deceptive practices committed by an issuer of securities held by a Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect a Fund’s investment program.
A default by the U.S. government or a shutdown of U.S. government services could adversely affect the U.S. economy, reduce the value of many Fund investments, and disrupt the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over credit worthiness of the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world.
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, confiscatory taxes, the imposition of exchange controls or other cross-border trade barriers, other government restrictions (or the threat of such restrictions) have led, and in the future may lead, to greater short-term market volatility and have had, and in the future may have, adverse long-term effects on U.S. and world economies and markets generally or on specific sectors, industries, and countries. Events such as these and their impact on the Funds are impossible to predict.

In addition, other major geopolitical conflicts (and potential conflicts) could severely affect economies, markets and individual securities, causing the value of a Fund’s assets to decline. Examples of such conflicts and potential conflicts include the ongoing unrest in Gaza and the Middle East and the potential invasion of Taiwan by China.
Natural disasters, epidemics or pandemics, and systemic market dislocations subject Funds to heightened risk and can adversely affect the market price of the Funds’ investments.
An exchange or market may close early, close late or issue trading halts on specific securities, thereby restricting a Fund’s ability to buy or sell those securities at advantageous times and potentially causing it to incur substantial losses.
●  MARKET RISK. The Funds are subject to market risk, which is the risk that the market price of their portfolio securities will decline. Market risks include:
Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income” but to other market risks as well.
Asset-backed securities are exposed to greater risk of severe credit downgrades, illiquidity and defaults than many other types of fixed income investments. These risks become particularly acute during periods of adverse market conditions.
As described under “Market Risk — Fixed Income,” the market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including investor uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any. A problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security. Principal payments of asset-backed securities are subject to the risk that a substantial number of obligors of the underlying obligations default on their payment obligations and the payments made by the obligors plus whatever credit support the securities have are not sufficient to fund the asset-backed securities’ principal payment obligations. This risk tends to be higher for more junior tranches of asset-backed securities, which are typically only entitled to payment after the holders of more senior tranches have received payment. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers. As of the date of this Prospectus, many asset-backed securities owned by the Funds are rated below investment grade. See “Credit Risk” for more information about credit risk.
The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. The mishandling of documentation for underlying assets also can affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the asset-backed securities it is servicing, as well as costs and delays in receiving principal and interest payments. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business likely will have a material impact on the many asset-backed securities it services. The obligations underlying an asset-backed security, particularly a security backed by a pool of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.
The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid, because the insurer could default on its obligations.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables, and other obligations.
The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which invests a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in Opportunistic Income Fund.
Equities. Funds that invest in equities run the risk that the market price of the equities in their portfolios will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as existing or anticipated adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, rising inflation (or expectations for rising inflation), or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. The market price of equities that are characterized as relatively cyclical often are especially sensitive to economic cycles, which means that those equities typically underperform non-cyclical equities during economic downturns. Performance of cyclical equities can be significantly affected by, among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize an equity’s intrinsic value). Such equities may decline in value even though they are already undervalued. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples.
Fixed Income. Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt investments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. Mortgage- or asset-backed debt obligations are also subject to extension risk, which is the risk that the underlying mortgages or other assets will be paid off by the borrowers more slowly than anticipated, thus increasing the average life of such bonds and the sensitivity of the prices of such bonds to future interest rate changes.
As inflation increases, interest rates typically rise and the market price of a Fund’s fixed income investments typically will decline, resulting in potential losses to Fund shareholders. Inflation rates may change frequently and dramatically as a result of various factors, including shifts in the domestic or global economy and changes in monetary or fiscal policies.
The risk associated with increases in interest rates (also called “interest rate risk”) is higher for Funds holding fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s fixed income investments would likely be significantly lower if GMO’s assessment proves incorrect.
As of the date of this Prospectus, interest rate risk is elevated because of recent monetary policy measures and the current interest rate environment. During periods of economic uncertainty and change, the market price of a Fund’s below investment grade fixed income investments (commonly referred to as “high yield” or “junk bonds”) typically is particularly volatile. Often, the market price of below investment grade fixed income investments is more sensitive to interest rate and economic changes than higher rated investments. Moreover, below investment grade fixed income investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells a below investment grade fixed income investment will be less than the price at which that investment was valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.
The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation). In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.
When interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, or in an underlying fund that makes significant investments in U.S. Treasury obligations, will have a negative return unless GMO waives or reduces its management fee.
Fixed income investments denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”
Markets for fixed income investments are subject to periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, subjecting it to the risk of having to generate cash by selling fixed income investments at unfavorable prices. The risks associated with rising interest rates are generally higher during periods when interest rates are at or near their historic lows. A substantial increase in interest rates could have a material adverse effect on the market value of fixed income investments and on the performance of the Funds, particularly Funds with significant investments in fixed income investments. Actions by central banks or regulators (such as intervention in foreign currency markets or imposition of currency controls) also could have a material adverse effect on the Funds.
●  NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers. As a result, poor performance by a single investment is likely to have a greater impact on their performance.
The following Funds are not diversified investment companies within the meaning of the 1940 Act:
• Alternative Allocation Fund	• MAC Implementation Fund
• Emerging Markets Debt Total Return Fund	• Resource Transition Fund
• High Yield Fund

In addition, each Asset Allocation Fund and each Bond Fund (other than U.S. Treasury Fund) may invest a portion of its assets in shares of one or more other GMO Funds that are not “diversified.” Each of the Asset Allocation Funds may invest without limitation in GMO Funds that are not “diversified.”

●  NON-U.S. INVESTMENT RISK. Funds that invest in securities of non-U.S. issuers are subject to more risks than Funds that invest only in securities of U.S. issuers. Many non-U.S. securities markets (particularly emerging markets) list securities of only a small number of companies in a small number of industries, and the market prices of securities traded on those markets often fluctuate more than those of securities traded on U.S. securities markets. In addition, non-U.S. issuers (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investors in securities of non-U.S. issuers often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited.
A Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. In addition, the tax laws of some non-U.S. jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund could potentially incur non-U.S. taxes on a retroactive basis. Similarly, provisions in or official interpretations of the tax treaties with such non-U.S. jurisdictions may change over time, which changes could impact a Fund’s eligibility for treaty benefits, if any. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles, a Fund may be required to accrue for book purposes certain non-U.S. taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, a Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.
See the “Distributions and Taxes” section for more information about other tax considerations applicable to non-U.S. investments.
Investing in securities of non-U.S. issuers also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of those issuers, government involvement in their affairs or industries, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.
In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States.
The Funds need a license to invest directly in securities traded in many non-U.S. securities markets. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly or derivative instruments. In some circumstances the receipt of a non-U.S. license by one of GMO’s clients may prevent a Fund from obtaining a similar license. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license.
Funds that invest a significant portion of their assets in securities of companies tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include but are not limited to: fluctuations in currency exchange rates and risk of currency devaluation and hyperinflation; risk of default (by both government and private issuers); social, economic, and political uncertainty and instability (including the risk and consequences of war); risk of nationalization, expropriation, or other confiscation of issuer assets; governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; risk of market closures; risk of market manipulation or fraudulent trade practices; controls on investment (including restrictions on foreign investment), capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); lower trading volumes; unavailability of currency hedging techniques; less rigorous accounting, auditing, corporate governance, financial reporting, recordkeeping, and regulatory standards and practices; unavailability of reliable information about issuers; slower clearance and settlement; limitations on, or difficulties enforcing, legal judgments, contractual rights, or other remedies, including those available to a Fund in respect of its portfolio holdings; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries often depend predominantly on only a few industries or commodities. The economies of emerging countries often are more volatile than the economies of developed countries.
●  SMALLER COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers and depend on fewer key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for the securities of these companies.
●  VALUE INVESTING RISK.  Securities that GMO believes are undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may significantly decline in price and/or underperform the securities of other companies.

MANAGEMENT OF THE TRUST
GMO, 53 State Street, Floor 33, Boston, Massachusetts 02109, provides management and shareholder servicing to the Funds (and to their respective wholly-owned subsidiary or subsidiaries, if any). GMO is a private company, founded in 1977. As of April 30, 2025, GMO managed on a worldwide basis approximately $65 billion.
Subject to the oversight of the Trustees, GMO establishes, implements, and modifies when it deems appropriate the investment strategies of the Funds. In addition to managing the Funds’ investment portfolios and providing shareholder services to the Funds, GMO administers the Funds’ business affairs.
With limited exceptions, holders of each class of shares of a Fund offered by this Prospectus pay GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations in Fund reports, and assistance in maintaining and correcting client-related information.
For the fiscal year ended February 28, 2025, GMO received a management fee (after any applicable waivers or reimbursements) equal to the percentage of each Fund’s average daily net assets set forth in the table below.

Fund	% of Average Net Assets
Alternative Allocation Fund	0.48%
Asset Allocation Bond Fund	0.00%
Benchmark-Free Fund*	0.00%
Benchmark-Free Allocation Fund	0.61%
Climate Change Fund	0.55%
Emerging Country Debt Fund	0.35%
Emerging Markets ex-China Fund	0.07%
Emerging Markets Fund	0.58%
Global Asset Allocation Fund*	0.00%
Global Developed Equity Allocation Fund*	0.00%
Global Equity Allocation Fund*	0.00%
High Yield Fund	0.27%
International Developed Equity Allocation Fund*	0.00%
International Equity Allocation Fund*	0.00%
Fund	% of Average Net Assets
International Equity Fund	0.46%
International Opportunistic Value Fund	0.44%
Japan Value Creation Fund	0.41%
Opportunistic Income Fund	0.37%
Quality Fund	0.33%
Resources Fund	0.50%
Resource Transition Fund	0.66%
Small Cap Quality Fund	0.53%
Strategic Opportunities Allocation Fund*	0.00%
U.S. Equity Fund	0.22%
U.S. Opportunistic Value Fund	0.28%
U.S. Small Cap Value Fund	0.15%
U.S. Treasury Fund	0.05%
*
These Funds do not charge management fees directly but pay the management fees charged by the underlying fund(s) in which they invest.
As of the date of this Prospectus, Emerging Markets Debt Total Return Fund has not commenced operations but will pay GMO after commencement of operations, as compensation for investment management services, a management fee at an annual rate equal to 0.45% of the Fund’s average daily net assets. GMO does not charge Implementation Fund or MAC Implementation Fund a management fee for the management and administrative services it provides to the Funds.
A discussion of the basis for the Trustees’ approval of each Fund’s investment management contract is included in the Fund’s Form N-CSR filing for the period in which the Trustees approved that contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract is included in the Fund’s initial filing on Form N-CSR.
GMO has entered into personnel sharing arrangements with some of its wholly-owned subsidiaries, including GMO Australia Limited and GMO Australia Operating Partnership (together, “GMO Australia”) and GMO UK Limited (“GMO UK” and together with GMO Australia, “GMO Advisory Affiliates”). Pursuant to these arrangements, some employees of GMO Advisory Affiliates may serve as officers and associated persons of GMO and in that capacity may provide investment management and other services to the Funds. These individuals are identified in GMO’s Form ADV, a copy of which is on file with the SEC. See “Distributions and Taxes” for information regarding tax matters relating to the personnel sharing arrangements.
GMO is registered as an investment adviser with the SEC. GMO Australia and GMO UK are not registered as investment advisers with the SEC.
Different GMO Investment Teams have primary responsibility for managing the investments of different Funds. Investment Teams may include personnel of both GMO and its affiliates, including GMO Singapore Pte. Limited, 6 Battery Road, #34-01, Singapore 049909 (“GMO Singapore”). Each Investment Team’s investment professionals work collaboratively and often share investment insights with, and benefit from the insights of, other Investment Teams. For example, the Systematic Equity Team and the Asset Allocation Team collaborate on, among other things, performance forecasts for groups of equities. The table below identifies the Investment Teams and the Funds for which they are primarily responsible.

Investment Team	Primary Responsibilities
Asset Allocation[1]	Asset Allocation Funds, Alternative Allocation Fund, Asset Allocation Bond Fund, and Implementation Fund
Developed Rates and FX	Multi-Asset Credit Fund and MAC Implementation Fund
Emerging Country Debt	Emerging Country Debt Fund, Emerging Country Debt Shares Fund, and Emerging Markets Debt Total Return Fund
Focused Equity	Climate Change Fund, Quality Fund, Resources Fund, Resource Transition Fund, and Small Cap Quality Fund
Short Duration Strategies	U.S. Treasury Fund
Structured Products	High Yield Fund and Opportunistic Income Fund
Systematic Equity	Emerging Markets Fund, Emerging Markets ex-China Fund, International Equity Fund, International Opportunistic Value Fund, U.S. Equity Fund, U.S. Opportunistic Value Fund, and U.S. Small Cap Value Fund
Usonian Japan Equity	Japan Value Creation Fund
1 For the Asset Allocation Funds, Implementation Fund, Alternative Allocation Fund, and Asset Allocation Bond Fund, allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, equity securities within Implementation Fund may be selected by senior members of the Systematic Equity, Focused Equity or other GMO Investment Teams.
The following table identifies the senior member(s) of GMO with primary responsibility for managing the investments of different Funds and their title and business experience during the past five years. The Funds rely on the respective senior members of GMO to directly manage (or allocate to members of their Team responsibility for managing portions of the portfolios of) Funds for which they have responsibility, oversee the implementation of trades, review the overall composition of the Funds’ portfolios, including compliance with stated investment objectives and strategies, and monitor cash. To the extent a Fund invests in an underlying GMO Fund, the Fund relies on the senior member(s) of the underlying GMO Fund to carry out those responsibilities for that Fund.
Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Funds, Implementation Fund, and Asset Allocation Bond Fund	Ben Inker	Co-Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
	John Thorndike	Co-Head, Asset Allocation Team, GMO. Mr. Thorndike has been responsible for overseeing the portfolio management of asset allocation portfolios since 2015.
Alternative Allocation Fund	Ben Inker	See above.
	John Thorndike	See above.
	B.J. Brannan	Portfolio Manager, Asset Allocation Team, GMO. Mr. Brannan has been responsible for overseeing the portfolio management of Alternative Allocation Fund since 2019.
Multi-Asset Credit Fund and MAC Implementation Fund	Joe Auth
Head, Developed Fixed Income, GMO. Mr. Auth has been
responsible for providing portfolio management services to
GMO’s structured credit portfolios since 2014 and high yield credit portfolios since 2017. Previously, Mr. Auth was a
portfolio manager at Harvard Management Company.

Kevin Breaux
Portfolio Manager, Developed Rates and FX Team, GMO. Mr.
Breaux leads the quantitative research effort for GMO’s fixed income strategies. Prior to joining GMO in 2008, he was an
analyst at Community First Financial Group, Chapel Hill.

High Yield Fund	Joe Auth	See above.
Rachna Ramachandran
Portfolio Manager, Structured Products Team, GMO. Ms.
Ramachandran has been responsible for providing portfolio
management services to GMO’s structured credit portfolios
since 2019. Prior to joining GMO, Ms. Ramachandran was a
Director of Credit Trading at Bank of America Merrill Lynch.

Opportunistic Income Fund	Joe Auth	See above.
	Ben Nabet	Portfolio Manager, Structured Products Team, GMO. Mr. Nabet has been responsible for providing portfolio management services to GMO’s structured credit portfolios since 2015.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Emerging Markets Fund, Emerging Markets ex-China Fund, International Equity Fund, U.S. Equity Fund, and U.S. Small Cap Value Fund	George Sakoulis
Head, Systematic Equity Team and Head of Investment Teams,
GMO. Dr. Sakoulis has been the Head of Investment Teams at
GMO since 2020. From 2009 to 2014 Dr. Sakoulis led
quantitative research for GMO’s Emerging Markets Equity
team. Prior to rejoining GMO in 2020, Dr. Sakoulis was
Managing Director and Head of Global Multi-Asset Solutions
for PGIM Quantitative Solutions LLC (formerly, Quantitative
Management Associates LLC).

Warren Chiang
Portfolio Manager, Systematic Equity Team, GMO. Mr. Chiang
has been responsible for overseeing the portfolio management of emerging markets equity portfolios since June 2015 and
global equity portfolios since 2022. Previously, Mr. Chiang was
Managing Director, Head of Active Equity Strategies at Mellon
Capital Management.

U.S. Opportunistic Value Fund and International Opportunistic Value Fund	George Sakoulis	See above.
	Warren Chiang	See above.
	John Thorndike	See above.
Emerging Country Debt Fund, Emerging Country Debt Shares Fund, and Emerging Markets Debt Total Return Fund	Tina Vandersteel
Head, Emerging Country Debt Team, GMO. Ms. Vandersteel
has been in this role since October 2015. Ms. Vandersteel has been responsible for providing research and portfolio
management services for this and other emerging country debt portfolios at GMO since 2004.

Quality Fund	Thomas Hancock	Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998.
	Ty Cobb	Portfolio Manager, Focused Equity Team, GMO. Mr. Cobb has been responsible for providing portfolio management and research services for global equity portfolios at GMO since 2003.
Anthony Hene
Portfolio Manager, Focused Equity Team, GMO. Mr. Hene has
been in this role since September 2015. Mr. Hene has been
responsible for providing portfolio management and research
services for this and other global equity portfolios at GMO
since 1995.

Climate Change Fund, Resources Fund and Resource Transition Fund	Lucas White
Portfolio Manager, Focused Equity Team, GMO. Mr. White has
been responsible for providing portfolio management and
research services for this and GMO’s other Focused Equity
portfolios since September 2015. Mr. White previously served in other capacities at GMO, including providing portfolio
management for the GMO Quality Strategy, since joining GMO
in 2006.

	Thomas Hancock	See above.
Small Cap Quality Fund	Thomas Hancock	See above.
	Hassan Chowdhry	Portfolio Manager, Focused Equity Team, GMO. Mr. Chowdhry has been responsible for providing research services for global equity portfolios at GMO since 2007.
James Mendelson
Portfolio Manager, Focused Equity Team, GMO. Mr.
Mendelson has been responsible for providing research services for global equity portfolios at GMO since 2019. Prior to
rejoining GMO in 2019, he worked at D.E. Shaw & Co. as an
analyst.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Japan Value Creation Fund	Drew Edwards
Head, Usonian Japan Equity Team, GMO. Mr. Edwards joined
GMO in August, 2020. Prior to joining GMO, Mr. Edwards
was the Chief Executive Officer, Chief Investment Officer and
Portfolio Manager for Usonian Investments LLC. Prior to
founding Usonian Investments LLC in August 2017, Mr.
Edwards was Portfolio Manager at Advisory Research, Inc.

	Colin Bekemeyer	Portfolio Manager, Usonian Japan Equity Team, GMO. Mr. Bekemeyer joined GMO in 2021. Prior to joining GMO, Mr. Bekemeyer was a Managing Director and Portfolio Manager at Oaktree Capital Management.
U.S. Treasury Fund	Tracey Keenan
Portfolio Manager, Short Duration Strategies Team and Fixed
Income Trading Team Lead, GMO. Ms. Keenan has been
responsible for overseeing the portfolio management of GMO’s short duration strategies since 2017. Ms. Keenan has been a
member of the Fixed Income Trading Team since joining GMO
in 2002.

The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.
Custodian and Fund Accounting Agent
State Street Bank and Trust Company (“State Street Bank”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Trust’s custodian and fund accounting agent. State Street Bank provides similar services with respect to Alternative Allocation Fund’s wholly-owned subsidiary.
Transfer Agent
State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
Expense Reimbursement
GMO’s contractual reimbursements and fee waivers are described in each Fund’s “Annual Fund Operating Expenses” table and accompanying footnotes in the Fund Summaries section of this Prospectus.
With respect to Resources Fund and U.S. Small Cap Value Fund, GMO has contractually agreed to reimburse each Fund for the portion of its “Specified Operating Expenses” (as defined in the Fund Summary for each Fund) that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”). For each Fund with an Expense Threshold Amount, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the Fund’s “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.
With respect to Quality Fund, Climate Change Fund, Resource Transition Fund, Emerging Markets ex-China Fund, Alternative Allocation Fund, High Yield Fund and Multi-Asset Credit Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse each Fund, on a class-by-class basis, to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time), less any “Excluded Expenses” (as defined in the Fund Summary for each Fund), exceed the “Expense Cap” (as defined in the Fund Summary for each Fund) for a class of shares. For each Fund with an Expense Cap, GMO is permitted to recover from the Fund, on a class-by-class basis, the expenses GMO has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below the Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Caps or any lower expense limits in effect when GMO seeks recovery.
Abandoned Property
Under state law, mutual fund accounts can be considered “abandoned property.” Depending on the state, in most cases, a mutual fund account may be considered abandoned property and forfeited to the state if the account owner has not initiated any activity in the account or contacted the holder of the account for as few as three or as many as five years. Because the Funds are legally required to send states the assets of accounts that are considered “abandoned property”, the Fund is not liable to shareholders for good faith compliance with state abandoned property laws.

Additional Information
The Trust has contractual arrangements with many service providers to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that prospective investors should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement is intended to, and does not, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that those laws do not permit to be waived.
The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration”), provides that shareholders shall not have the right to bring or enforce certain types of claims except as provided in the Trust’s by-laws or expressly provided by law and not permitted to be waived. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim (as defined in the By-Laws) without first making a written demand on the Trustees and that any decision by the Trustees in such matters is binding on all shareholders. The By-Laws further provide that the laws of Massachusetts shall govern the operations of the Trust and that, absent the consent of all parties, the sole and exclusive forum for many types of claims involving the Trust shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. Please see the SAI for additional information regarding the provisions of the Declaration and By-Laws. Copies of the Trust’s Declaration and By-Laws, as amended from time to time, have been filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR database on the SEC’s website at www.sec.gov.
“GMO”, the GMO logo, “Benchmark-Free”, and “Usonian” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

DETERMINATION OF NET ASSET VALUE
The net asset value or “NAV” of a Fund or each class of shares of a Fund, as applicable, is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Trust are available at https://www.gmo.com/americas/investment-capabilities/mutual-funds/.
The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. Generally, NAV is not determined (and accordingly, transactions in shares of the Funds are not processed) on any day when the NYSE is closed for business. For the Bond Funds, NAVs are not typically determined (and accordingly, transactions in shares of the Bond Funds are not processed) on days when either the NYSE or the U.S. bond markets are closed for business. For Japan Value Creation Fund, NAV is not typically determined (and accordingly, transactions in shares of Japan Value Creation Fund are not processed) on days when either the NYSE or Japanese equity markets are closed for business. As a result, from time to time, Japan Value Creation Fund may not determine NAV for several consecutive weekdays when Japanese equity markets are closed for business, during which time investors will be unable to redeem their shares in Japan Value Creation Fund.
In addition, to the extent a Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed for business), the net value of the Fund’s assets may change significantly on days when shares cannot be redeemed.
A Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares.
The value of the Funds’ investments is generally determined as set forth below. Investments for which market quotations are not readily available, or for which circumstances make an existing valuation methodology or procedure unreliable, are valued at “fair value” as determined in good faith by GMO, subject to the oversight of the Board (See the discussion in “‘Fair Value’ pricing” below):
Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available:
●
Last sale price or official closing price, as applicable, on an exchange or
●
Most recent quoted price published by the exchange (if no reported last sale or official closing price) or
●
Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)
Exchange-traded options:
●
Last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions
Cleared derivatives:
●
Closing price quoted (which may be based on a model) by the relevant clearing house (if an updated quote for a cleared derivative is not available when a Fund calculates its NAV, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house)
OTC derivatives:
●
Price generally determined by an industry standard model
Unlisted non-fixed income securities for which market quotations are readily available:
●
Most recent quoted price
Fixed income securities (includes bonds, loans, loan participations, asset-backed securities, and other structured notes):
●
Most recent price supplied by a pricing source determined by GMO (if a reliable updated price for a fixed income security is not available when a Fund calculates its NAV, the Fund will generally use the most recent reliable price to value that security)
Note: Reliable prices, including reliable quoted prices, may not always be available. When they are not available, the Funds may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).
Shares of other GMO Funds and other open-end registered investment companies:
●
Most recent NAV
“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its NAV, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.
In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.
The prices of non-U.S. securities quoted in foreign currencies, foreign currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing NAV.
GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by a Fund.
“Fair Value” pricing:
With respect to the Funds’ use of “fair value” pricing, you should note the following:
►
Under Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company, a mutual fund’s board is permitted to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations, subject to board oversight and reporting and other requirements. As of the date of this Prospectus, GMO serves as the Funds’ valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.
►
In some cases, a significant percentage (or all) of a Fund’s assets may be “fair valued.” Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, the volume of trading, changes in interest rates, observations from financial institutions, significant events (which may include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund’s NAV is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the price received by a Fund upon its sale.
►
The valuation methodologies described above are modified for equities that trade in non-U.S. securities markets that close before the close of the NYSE due to time zone differences, including equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes before the close of the NYSE). In those cases, prices will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service that are intended to reflect changes in valuation through the NYSE close.
►
A Fund’s use of fair value pricing may cause the Fund’s performance to differ from that of its benchmark or other comparative index or indices more than it otherwise would. For example, a Fund may fair value its international equity holdings to reflect significant events that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund uses an adjusted “fair value” price.

NAME POLICIES
To comply with Rule 35d-1 under the 1940 Act, the rule regarding the use of descriptive words in a fund’s name, some Funds have adopted policies (which apply at the time of the Fund’s investment, unless stated otherwise) of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (collectively, the “Name Policies”). Those Name Policies are described in the “Principal investment strategies” section of their summaries.
A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if, at the time of purchase, it is (i) in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) traded principally in that country or region; or (iii) in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. Under the test above, to the extent an investment is “tied economically” to multiple countries or regions, it will be included as an investment in satisfaction of the Fund’s Name Policy so long as one of the countries or regions to which the investment is tied economically is consistent with the Fund’s Name Policy. For example, if U.S. Equity Fund invests in a company domiciled in Canada that derives most of its profits from its operations in the U.S., for compliance purposes the investment is counted towards the Fund’s Name Policy of investing at least 80% of its assets in companies tied economically to the U.S.
A Fund may comply with its Name Policy by investing directly in securities or indirectly, for example, by purchasing securities of another Fund or investing in derivatives or synthetic instruments with underlying assets that have economic characteristics similar to investments consistent with its Name Policy (or, in the case of derivatives, provide market exposure to one or more of the market risk factors associated with the investment focus suggested by its Name Policy). GMO relies on publicly available information and third-party data to monitor compliance with Name Policies. If that information is inaccurate or incomplete, GMO’s ability to monitor compliance with a Fund’s Name Policy would be impaired.
Funds with the term “international” or “global” included in their names have not adopted formal Name Policies with respect to those terms but typically invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world. With respect to each Asset Allocation Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will invest, through its investments in the Underlying Funds, in investments that are tied economically to a number of countries throughout the world. With respect to each Equity Fund (other than Global Developed Equity Allocation Fund, Global Equity Allocation Fund, International Developed Equity Allocation Fund, and International Equity Allocation Fund) that has the term “international” or “global” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
In September 2023, the SEC adopted amendments to Rule 35d-1 that could cause some Funds to change their name or investment policies and make other adjustments to their portfolio investments. Implementation of any such changes would need to be made prior to June 2026 and could adversely affect a Fund’s investment strategies or investments. GMO is in the process of evaluating the effect of these amendments on the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds have established a policy with respect to disclosure of their portfolio holdings. That policy is described in the SAI. The Funds’ portfolio holdings are available quarterly on the SEC’s website when the Funds file a Form N-CSR (annual/semiannual report) or a publicly available Form N-PORT (monthly schedule of portfolio holdings) or such other forms as required by the 1940 Act.
The Funds or GMO may suspend the posting of portfolio holdings of one or more Funds, and the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund’s portfolio holdings typically will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-PORT for the last month of the Funds’ first or third fiscal quarters with the SEC for the period that includes the date as of which the website information is current.
HOW TO PURCHASE SHARES
Under ordinary circumstances, you may purchase a Fund’s shares on days when both (i) the NYSE is open for business and (ii) in the case of a Bond Fund, on days when the U.S. bond markets also are open for business or, in the case of Japan Value Creation Fund, on days when the Japanese equity markets also are open for business. Purchase orders should be submitted directly to the Trust or through a broker or agent authorized to accept purchase and redemption orders on a Fund’s behalf. These brokers and agents may charge transaction fees and impose restrictions on purchases of Fund shares through them. Retirement plan participants and other investors purchasing a Fund’s shares through a financial intermediary may establish an account and add shares of a Fund to an account by contacting the plan administrator or other financial intermediaries designated by the Fund or the plan administrator. The plan administrator or designated financial intermediaries will conduct the transaction or provide investors purchasing shares through them with the means to conduct the transaction themselves. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an email to SHS@GMO.com, or contact your broker or agent.
The Trust will not accept a purchase order until it has received a GMO Trust Application and any other required documentation deemed to be in good order by the Trust or its agent. In addition, the Trust will typically not accept a purchase order unless an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is on file with, and that W-9 or W-8 is deemed to be in good order by, the Trust’s withholding agent, State Street Bank and Trust Company. The Trust, its agent or a financial intermediary may require additional tax-related certifications, information or other documentation from you in order to comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. If you do not provide and maintain such IRS forms and other certifications, information, or necessary documentation, you may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of your Fund shares. Neither the Funds nor GMO will be responsible or liable for any amounts subject to tax withholding. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust or its agent are completed properly and maintained, as required, in good order.
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application, and the Trust may require further identifying documentation. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable amount of time after a request for updated information, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
GMO and/or its agents have the right to decide when a completed form is in good order.
Purchase Policies. You must submit a purchase order in good order to the Trust or its agent to avoid its being rejected. Investors who have entered into agreements with the Trust may purchase shares through the National Securities Clearing Corporation (“NSCC”). In general, a purchase order sent outside of the NSCC from a record holder of a Fund’s shares is in “good order” if it includes:
●
The name of the Fund being purchased;
●
The U.S. dollar amount of the shares to be purchased;
●
The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) (the “Cut-off Time”) on that date);
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The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and
●
The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list. For retirement accounts, additional information regarding contributions typically is required.
If payment in full (in U.S. funds paid by check or wire or, when approved, by securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment in full is received unless prior arrangements for later payment have been approved by GMO. For investors in some non-U.S. jurisdictions, payment in full may be required to be sent to the Trust or its agent through a duly authorized local paying agent.
If a purchase order is received in good order by the Trust or its agent, together with payment in full, prior to the Cut-off Time, the purchase price for the Fund shares to be purchased will be the net asset value per share of the class of Fund shares being purchased determined on that day (plus any applicable purchase premium). If that order is received after the Cut-off Time, the purchase price for the Fund shares to be purchased will be the net asset value per share of the class of Fund shares to be purchased determined on the next business day that the NYSE is open (plus any applicable purchase premium). Purchase orders received on days when a Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. For example, in the case of a Bond Fund, purchase orders that are received on days when either the NYSE or the U.S. bond markets are closed for business will not typically be accepted until the next day on which both the NYSE and the U.S. bond markets are open for business, and the purchase price will be the net asset value per share of the class of Fund shares to be purchased determined on that day. Similarly, in the case of Japan Value Creation Fund, purchase orders that are received on days when either the NYSE or the Japanese equity markets are closed for business will not typically be accepted until the next day on which both the NYSE and the Japanese equity markets are open for business, and the purchase price will be the net asset value per share of the class of Fund shares to be purchased determined on that day. For plan participants or other investors submitting their purchase orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of purchase; please contact your financial intermediary for more information. See “Purchase Premiums and Redemption Fees” beginning on page 202 of this Prospectus for a discussion of purchase premiums charged by some Funds, including circumstances under which the purchase premiums may be increased and under which all or a portion of the purchase premiums may be waived. Purchase premiums are not charged on reinvestments of dividends or other distributions. In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your purchase order was received and is in good order.
The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, a Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors, existing shareholders, or both.
Minimum initial investment amounts (by class, if applicable) are set forth in the tables on page 202 of this Prospectus. Purchases of Class R6 or Class I shares of a Fund are not subject to any minimum dollar amount. A Fund may increase minimum initial investment amounts at any time and may waive initial minimums for some investors.
Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of other GMO Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase order in good order prior to the Cut-off Time on that day; and (ii) if more than one GMO Fund is being purchased, the purchase(s) by the Top Fund of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
Submitting Your Purchase Order Form. Investors who have entered into agreements with the Trust can submit purchase orders through the NSCC. Shareholders of record also can submit completed purchase order forms by mail, facsimile, or email (provided that a PDF copy of the completed purchase order form is attached to the email) or other form of communication pre-approved by Shareholder Services to the Trust at:
GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
53 State Street, Floor 33
Boston, Massachusetts 02109
Facsimile: 1-617-439-4192
Attention: Shareholder Services
Email: clientorder@gmo.com
For purchase orders outside the NSCC, please call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com to confirm that GMO received your purchase order form, determined it was in good order, and accepted it. Do not send cash, checks, or securities directly to the Trust. A purchase order submitted by mail, facsimile or email is “received” by the Trust when it is actually received by the Trust or its agent. The Trust is not responsible for purchase orders submitted but not actually received by the Trust or its agent for any reason, including purchase orders not received on account of a computer virus or other third-party interference (such as delays or errors by local paying agents).
Funding Your Investment. Shareholders of record may purchase shares outside the NSCC:
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with cash (by means of wire transfer or check or other form of payment preapproved by GMO Shareholder Services)
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By wire. Instruct your bank to wire your investment to:
State Street Bank and Trust Company, North Quincy, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Trust Deposit Account 00330902
Further credit: GMO Fund/Account name and number

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By check. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:
By U.S. Postal Service: State Street Bank and Trust Company Attn: GMO Transfer Agent Box 5493 Boston, Massachusetts 02206	By Overnight Courier: State Street Bank and Trust Company Attn: GMO Transfer Agent 1776 Heritage Drive North Quincy, Massachusetts 02171
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in exchange for assets other than cash acceptable to GMO
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assets must be approved by GMO prior to transfer to the Fund
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assets will be valued as set forth under “Determination of Net Asset Value”
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you may bear any stamp or other transaction-based taxes or other costs arising in connection with the transfer of assets to the Fund.
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by a combination of cash and other assets
The Trust is not responsible for cash (including wire transfers and checks) or other assets delivered in connection with a purchase of Fund shares until they are actually received by the Fund. A purchaser will not earn interest on any funds prior to their investment in a Fund. A purchase may be made in U.S. dollars or, in GMO’s sole discretion, in another currency deemed acceptable by GMO. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.
Automatic Investment Plan. If your plan administrator or financial intermediary has provided you with a means to establish an “automatic investment plan,” you may instruct your plan administrator or financial intermediary to automatically invest in a Fund. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic investment plan.”
Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to a Fund and its shareholders. Frequent trading strategies generally are strategies that involve repeated exchanges or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.
The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to a Fund or its shareholders, the Procedures permit GMO to adopt various preventative measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Trust reserves the right to reject any order or terminate the sale of Fund shares at any time.
Each of the Procedures does not apply to all Funds or all Fund trading activity. Application of the Procedures is dependent upon: (1) whether a Fund imposes purchase premiums or redemption fees or both, (2) the nature of a Fund’s investment program, including its typical cash positions and whether it invests in non-U.S. securities, and (3) whether GMO has investment discretion over the purchase, exchange, or redemption activity. The Asset Allocation Funds and other funds and accounts over which GMO has investment discretion invest in other GMO Funds and are not subject to restrictions on how often they may purchase those Funds’ shares. Although GMO may not take affirmative steps to detect frequent trading for some Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that GMO determines could be harmful to the Funds involved and their shareholders.
Shares of some Funds are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent the implementation of frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor and restrict frequent trading in accordance with the Procedures. In addition, in lieu of the Procedures, the Funds may rely on a financial intermediary to monitor and restrict frequent trading in accordance with the intermediary’s policies and procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies and procedures.

HOW TO REDEEM SHARES
Under ordinary circumstances, you may redeem a Fund’s shares on days when both (i) the NYSE is open for business and (ii) in the case of a Bond Fund, on days when the U.S. bond markets also are open for business or, in the case of Japan Value Creation Fund, on days when the Japanese equity markets also are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. The broker or agent may charge transaction fees and impose restrictions on redemptions of Fund shares through it. Retirement plan participants and other investors holding a Fund’s shares through a financial intermediary may sell shares of the Fund by contacting the plan administrator or other financial intermediaries designated by the Fund or the plan administrator. The plan administrator or designated financial intermediaries will conduct the transaction or provide investors purchasing shares through them with the means to conduct the transaction themselves. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.
Redemption Policies. You must submit a redemption order in good order to avoid having it rejected by the Trust or its agent. Investors who have entered into agreements with the Trust may redeem shares through the NSCC. In general, a redemption order sent outside of the NSCC from a record holder of a Fund’s shares is in “good order” if it includes:
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The name of the Fund being redeemed;
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The number of shares or the dollar amount of the shares to be redeemed or, in the case of a Fund with a redemption fee, the dollar amount that the investor wants to receive;
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The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);
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The name or the account number set forth with sufficient clarity to avoid ambiguity;
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The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and
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Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.
For retirement accounts, additional information regarding distributions typically is required.
If a redemption order is received in good order by the Trust or its agent prior to the Cut-off Time, the redemption price for the Fund shares being redeemed will be the net asset value per share of the class of Fund shares being redeemed determined on that day (less any applicable redemption fee). Redemption orders received on days when a Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. For example, in the case of a Bond Fund, redemption orders in good order that are received on days when either the NYSE or the U.S. bond markets are closed for business will not typically be accepted until the next day on which both the NYSE and the U.S. bond markets are open for business, and the redemption price will be the net asset value per share of the class of Fund shares being redeemed determined that day. Similarly, in the case of Japan Value Creation Fund, redemption orders in good order that are received on days when either the NYSE or the Japanese equity markets are closed for business will not typically be accepted until the next day on which both the NYSE and the Japanese equity markets are open for business, and the redemption price will be the net asset value per share of the class of Fund shares being redeemed determined that day. If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed will be the net asset value per share determined on the next business day that the NYSE is open (less any applicable redemption fee), and, in the case of the Bond Funds, the next business day that the U.S. bond markets also are open for business and, in the case of Japan Value Creation Fund, the next business day that the Japanese equity markets also are open for business, unless you or another authorized person on your account has instructed GMO Shareholder Services in writing to defer the redemption to another day. You or another authorized person on your account may revoke your redemption order in writing at any time before the Cut-off Time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” on page 202 for a discussion of redemption fees charged by some Funds, including circumstances under which redemption fees may be increased or all or a portion of the fees may be waived. For plan participants and other investors submitting their redemption orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of redemption; please contact your financial intermediary for more information. In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your redemption order was received and is in good order.
Failure to provide the Trust or its agent with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.
In GMO’s sole discretion, a Fund may pay redemption proceeds wholly or partly in assets (selected by GMO) other than cash. In particular, if market conditions deteriorate and GMO believes a Fund’s redemption fee (if any) will not fairly compensate a Fund for transaction costs, the Fund may limit cash redemptions and use portfolio assets other than cash to pay the redemption price to protect the interests of all Fund shareholders. The more illiquid investments a Fund has, the higher the likelihood of its paying redemption proceeds in-kind. Redemptions paid with portfolio assets other than cash may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities and other assets directly.

If a redemption is paid in cash:
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payment will generally be made by means of a federal funds transfer to the bank account designated in the relevant GMO Trust Application
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designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form
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if an ambiguity in wire instructions cannot be resolved in a timely manner, GMO may elect to remit redemption proceeds by check
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upon request, payment will be made by check mailed to the registered address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)
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In GMO’s sole discretion, a redemption may be paid in whole or in part in a currency other than U.S. dollars when the redeeming shareholder has indicated a willingness to receive the redemption proceeds in that currency. Non-U.S. dollar currencies used to pay redemption proceeds will be valued in accordance with the Trust’s valuation procedures.
If a redemption is paid with assets other than cash, you should note that:
●  the assets will be valued as set forth under “Determination of Net Asset Value”;
●  the assets will be selected by GMO in light of the Fund’s objective and other practical considerations and may not represent a pro rata distribution of assets held in the Fund’s portfolio;
●  you will likely incur brokerage charges on the sale of assets such as securities;
●  redemptions paid in assets other than cash generally are treated the same as redemptions paid in cash from a U.S. federal tax standpoint;
●  you may bear any stamp or other transaction-based taxes or other costs arising in connection with the Fund’s transfer of assets other than cash, such as securities, to you; and
●  the assets will be transferred and delivered by the Trust as directed in writing by an authorized person on your account.
Each Fund may suspend the right of redemption and may postpone payment for more than seven days:
●  during periods when the NYSE is closed for business other than customary weekend or holiday closings;
●  during periods when trading on the NYSE is restricted;
●  during an emergency that makes it impracticable for a Fund to dispose of its securities or to fairly determine its net asset value; or
●  during any other period permitted by the SEC.
Redemption proceeds for investors who invest through eligible retirement plans or other financial intermediaries will be sent directly to the plan administrator or other financial intermediary. The Funds typically expect to make a redemption payment on the first business day following the day on which a redemption request is received in good order prior to the Cut-off Time, regardless of the method used to make the payment (e.g., by check, wire, or automated clearing house). A Fund, however, may take up to seven days to make a redemption payment. A Fund may make redemption payments to shareholders at different times and in different forms (e.g., cash or other assets) even though their redemption requests were received on the same day.
Under normal conditions, the Funds typically expect to use cash for redemption payments. The Funds, however, have the right to use assets other than cash for redemption payments and are more likely to do so during times of deteriorating market conditions or market stress, when GMO believes a Fund’s redemption fee (if any) will not fairly compensate a Fund for transaction costs or when a significant portion of a Fund’s portfolio is comprised of less-liquid securities. In those circumstances, a Fund may determine not to accept redemptions through the NSCC, in which case financial intermediaries would need to submit any redemptions directly to the Fund. In cases where a Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Some Funds (such as Emerging Markets Fund, Emerging Markets Debt Total Return Fund, Emerging Markets ex-China Fund, and Emerging Country Debt Fund) are limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Certain Funds may also draw on a line of credit in order to satisfy redemption requests (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses – Credit Facility.”)
The Trust will not process what it reasonably believes are duplicate redemption requests.
The Trust will not pay redemption proceeds to third parties and does not offer check-writing privileges. The Trust typically will not pay redemption proceeds to multiple bank accounts.

For investors in some non-U.S. jurisdictions, redemption proceeds may be required to be sent by the Trust to the redeeming shareholder through a duly authorized local paying agent.
Redemption requests may be revoked prior to the Cut-off Time on the redemption date.
Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time (i) if at that time the shareholder owns shares of a Fund or a class of shares of a Fund having an aggregate net asset value of less than a minimum amount determined from time to time by the Trustees; (ii) to the extent the shareholder owns shares of a Fund or a class of shares of a Fund equal to or in excess of a maximum percentage of the outstanding shares of the Fund or the class of shares of the Fund determined from time to time by the Trustees; or (iii) as a means of satisfying legal obligations of the Trust in respect of a withholding tax and related interest, penalty and similar charges, including, but not limited to, obligations occasioned by the failure of a shareholder to provide any documentation requested by the Trust or its agent. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of a Fund.
In connection with the Trust’s anti-money laundering efforts, the Trust also may redeem Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify that documentation or information within a reasonable amount of time, or if the Trust is otherwise required by law to redeem Fund shares.
Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption order prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
Automatic Withdrawal Plan. If your plan administrator or financial intermediary has provided you with a means to establish an “automatic withdrawal plan,” you may elect to receive (or designate someone else to receive) regular (monthly, quarterly, semiannually, annually) periodic payments through an automatic redemption of shares of the Funds. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic withdrawal plan.”
Cost Basis Reporting. If your account is subject to U.S. federal tax reporting or you otherwise have informed a Fund that you would like to receive “informational only” U.S. federal tax reporting, the Fund will provide you with cost basis and other related tax information about those shares. Shareholders are responsible for keeping their own records for determining their tax basis of shares that are not subject to the cost basis reporting requirement. Please consult the Trust for more information regarding methods for cost basis reporting, including the Fund’s default method, and for how to select or change a method. You should consult your tax adviser to determine which cost basis method made available by the Fund is most appropriate for you.
If you purchased shares of a Fund through an intermediary, the intermediary and not the Fund ordinarily is responsible for providing the cost basis and related reporting described above. Shareholders purchasing Fund shares through an intermediary should contact the intermediary for more information about how to select a cost basis accounting method for those shares, as well as for information about the intermediary’s default method.
Submitting Your Redemption Order. Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. Redemption orders can be submitted by record holders of Fund shares by mail, facsimile, or email or other form of communication pre-approved by Shareholder Services to the Trust at the address/facsimile number/email address set forth under “How to Purchase Shares — Submitting Your Purchase Order Form.” Redemption orders are “received” by the Trust when they are actually received by the Trust or its agent. The Trust is not responsible for redemption orders submitted but not actually received by the Trust or its agent for any reason, including redemption orders not received on account of a computer virus or other third-party interference (such as delays or errors by local paying agents). For redemption orders outside the NSCC, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com to confirm that GMO received your redemption order, determined it was in good order, and accepted it.

PURCHASE PREMIUMS AND REDEMPTION FEES
ECDF charges purchase premiums and redemption fees to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund directly or indirectly as a result of an investor’s purchase or redemption of ECDF shares by allocating estimated transaction costs to the purchasing or redeeming shareholder. Purchase premiums and redemption fees are paid to and retained by the Fund for the benefit of non-transacting shareholders. Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).
GMO typically reviews no less frequently than annually ECDF purchase premiums and redemption fees based on GMO’s estimates of the transaction costs for the assets held by ECDF.
A Fund may impose a new purchase premium and redemption fee or modify existing purchase premium and redemption fees at any time. Please refer to the “Shareholder fees” table under the caption “Fees and expenses” in each Fund’s summary for details regarding the purchase premium and redemption fee, if any, charged by a Fund.
Waiver of Purchase Premiums/Redemption Fees
If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO may consider known cash flows out of or into Funds when placing orders for the cash purchases or redemptions of Fund shares by accounts over which GMO has investment discretion, including the Asset Allocation Funds and other pooled investment vehicles. Consequently, participants in those vehicles will tend to benefit more than other Fund shareholders from the waivers of purchase premiums and redemption fees that may occur when purchases and redemptions occur on the same day.
GMO also may waive or reduce the purchase premium or redemption fee for a purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).
MULTIPLE CLASSES AND ELIGIBILITY
Most Funds offer multiple classes of shares. The economic differences among the various classes of shares are in their shareholder service fee and, in the case of Class I shares, payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries in respect of retirement plan participants and other investors who invest in Class I shares through third-party platforms or other intermediaries. Differences in the shareholder service fee among applicable classes of shares generally reflect the fact that, as the size of an investor relationship increases, the cost to service that investor decreases as a percentage of the investor’s assets managed by GMO and its affiliates. Thus, the shareholder service fee generally is lower for classes requiring higher minimum investments.
Except for Class R6 shares and Class I shares of a Fund, an investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on the investor’s meeting either (i) the “Minimum Total Fund Investment,” which involves only an investor’s total investment in a particular Fund, or (ii) the “Minimum Total GMO Investment,” both of which are set forth in the table below. Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Funds through third-party platforms or intermediaries (typically, investors that trade through financial intermediaries that have entered into agreements with the Trust to purchase and redeem shares through the NSCC). Purchases of Class R6 shares and Class I shares are not subject to any minimum dollar amount. For investors owning shares of a Fund, purchases of additional shares of that Fund are not subject to any minimum dollar amount.

Minimum Investment Criteria for Class Eligibility
		Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)
Class II Shares	Multi-Asset Credit Fund	N/A	$1 million	0.20%
	All Other Funds Offering Class II Shares	N/A	$1 million	0.22%
Class III Shares
Global Asset Allocation Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
International Equity Allocation Fund
International Developed Equity Allocation Fund
Benchmark-Free Fund
Strategic Opportunities Allocation Fund
		N/A	$1 million	0.00%[2]
	International Equity Fund	N/A	$35 million	0.15%
	Alternative Allocation Fund Emerging Markets Fund Emerging Markets ex-China Fund Multi-Asset Credit Fund	$50 million	N/A	0.15%
	All Other Funds Offering Class III Shares	N/A	$1 million	0.15%
Class IV Shares	Benchmark-Free Allocation Fund Climate Change Fund Japan Value Creation Fund Resources Fund U.S. Equity Fund U.S. Small Cap Value Fund Multi-Asset Credit Fund Emerging Country Debt Fund Small Cap Quality Fund Resource Transition Fund U.S. Opportunistic Value Fund	$125 million	$250 million	0.10%
	International Equity Fund International Opportunistic Value Fund	$125 million	$250 million	0.09%
	Alternative Allocation Fund Quality Fund Emerging Markets Fund Emerging Markets ex-China Fund	$125 million	$250 million	0.105%
Class V Shares	All Funds Offering Class V Shares	$250 million	$500 million	0.085%
Class VI Shares	All Funds Offering Class VI Shares	$300 million	$750 million	0.055%
	U.S. Treasury Fund	N/A	$1 million	N/A
Minimum Investment Criteria and Eligibility for Implementation Fund and MAC Implementation Fund
	Minimum Total Fund Investment	Minimum Total GMO Investment[1]	Shareholder Service Fee (as a % of average daily net assets)
Implementation Fund MAC Implementation Fund	N/A	$1 million	N/A
1 The eligibility requirements in the table above are subject to exceptions and special rules for retirement investors investing through financial intermediaries and for investors with continuous investments in International Equity Fund since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.
2 These Funds indirectly bear shareholder service fees by virtue of their investments in other GMO Funds.
An investor’s Minimum Total GMO Investment equals GMO’s estimate of the market value of all the investor’s assets managed by GMO and its affiliates (i) at the time of the investor’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by GMO (including those described below under “Conversions between Classes”) (each, a “Determination Date”). When purchasing shares of a Fund, investors should consult with GMO to determine the applicable Determination Date and the share class for which they are eligible.
For shareholders of International Equity Fund since May 31, 1996: Any investor that has been a continuous shareholder of International Equity Fund since May 31, 1996 is eligible indefinitely to remain invested in Class III shares of that Fund.
Upon request GMO may permit an investor to undertake in writing to meet the applicable Minimum Total Fund Investment or Minimum Total GMO Investment over a specified period (a “Commitment Letter”).
You should note:

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No minimum additional investment is required to purchase additional shares of a Fund or any class of shares of a Fund that you currently hold.
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GMO makes all determinations as to which investor accounts should be aggregated for purposes of determining eligibility for a Fund or the various classes of shares offered by a Fund, as the case may be. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, GMO considers several factors including, but not limited to, whether: the accounts are for one or more subsidiaries of the same parent company; the accounts have the same beneficial owner regardless of the legal form of ownership; the registered owner has full discretion over all underlying assets; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to a single investment board or committee; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.
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Class I shares and Class R6 shares are not eligible for aggregation for purposes of determining share class eligibility.
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Eligibility requirements for a Fund or each class of shares of a Fund, as the case may be, are subject to change.
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GMO may, in its sole discretion, waive eligibility requirements. GMO typically waives eligibility requirements for (i) GMO Funds and other accounts over which GMO has investment discretion that invest in other GMO Funds, (ii) GMO directors, partners, employees, agents, and their family members, (iii) the Trustees of the Trust, (iv) Trustees of other mutual funds sponsored by GMO, and (v) clients of an investment consultant or similar investment professional with a substantial ongoing business relationship with GMO. GMO may discontinue such waivers at any time without notice.
Conversions between Classes
Class R6 shares and Class I shares do not currently have conversion rights.
As described in “Additional Summary Information About the Funds,” in determining whether an investor is eligible to purchase Fund shares of Class II, III, IV, V, or VI, GMO considers each investor’s Minimum Total Fund Investment and Minimum Total GMO Investment on each Determination Date. Based on this determination, and subject to the following, each investor’s shares of a Fund eligible for conversion will be converted to the class of shares of that Fund with the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (or, to the extent the investor already holds shares of that class, the investor will remain in that class). Except as noted below, with respect to any Fund:
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If an investor satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the investor on the Determination Date (generally at the close of business on the last business day of each calendar quarter), the investor’s shares eligible for conversion generally will be automatically converted to that class within approximately 45 calendar days following the Determination Date on a date selected by GMO.
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If an investor no longer satisfies all minimum investment requirements (or GMO discontinues a waiver of the eligibility requirements) for the class of shares of a Fund held by the investor on the last Determination Date of a calendar year (generally at the close of business on the last business day of the calendar year), the Fund generally will convert the investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (which class typically will bear a higher shareholder service fee than the class then held by the investor). For purposes of conversions between classes, a class of shares that has no shares outstanding as of the relevant Determination Date will not be considered a class of shares then being offered by a Fund. If an investor no longer satisfies all minimum investment requirements for any class of shares of a Fund being offered as of the last Determination Date of a calendar year, the Fund will convert the investor’s shares to the class of shares of that Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, an investor’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice, and if the investor makes an additional investment or the value of the investor’s shares otherwise increases prior to the end of the notice period so as to satisfy all minimum investment requirements for the investor’s current class of shares, the investor will remain in the class of shares then held by the investor. Solely for the purpose of determining whether an investor has satisfied the minimum investment requirements for an investor’s current class of shares, the value of the investor’s shares is considered to be the higher of (i) the value of the investor’s shares on the relevant Determination Date, (ii) the value of the investor’s shares on the date that GMO reassesses the value of the investor’s account for the purpose of sending notice of a proposed conversion, or (iii) the value of the investor’s shares immediately prior to the date when the conversion would take place. If the investor is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the class of shares then held by the investor will not be converted unless GMO approves reopening the Fund to permit the investor to make an additional investment. The conversion of an investor’s shares to a class of shares bearing a higher shareholder service fee generally will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments or redemptions (see next paragraph), on any other day GMO determines.
A Fund may at any time without notice convert an investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfied all minimum investment requirements (or, if the Fund has no such class, the class of that Fund bearing the highest shareholder service fee) if the investor no longer satisfies all minimum investment requirements for the class of shares held by the investor and: (i) GMO believes the investor has engaged in an abusive pattern of investments or redemptions (e.g., a large investment just before a Determination Date and a redemption immediately after the Determination Date), (ii) the investor fails to meet the applicable Minimum Total Fund Investment or Minimum Total GMO Investment by the time specified in the investor’s

Commitment Letter, or (iii) the total expense ratio borne by the investor immediately following the conversion is equal to or less than the total expense ratio borne by the investor immediately before the conversion (after giving effect to any applicable fee and expense waivers or reimbursements).
For U.S. federal income tax purposes, the conversion of an investor’s investment from one class of shares of a Fund to another class of shares of the same Fund generally should not result in the recognition of gain or loss. Thus, in general, the investor’s tax basis in the new class of shares immediately after the conversion should equal the investor’s tax basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.
Sub-Transfer Agent/Recordkeeping Payments
Class II, III, IV, V, VI and Class R6 Shares
Class II, III, IV, V, VI and R6 shares are not subject to payments to third parties for sub-transfer agent, recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries for the benefit of shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class II, III, IV, V, VI or Class R6 shares. These payments create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.
Class I Shares
Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of shareholders of Class I shares. Any such payments will be made by GMO out of its own resources and will not be an additional charge to a Fund or the holders of Class I shares. Any such payments will create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

DISTRIBUTIONS AND TAXES
Except as specifically noted below, this section provides a general summary of certain material U.S. federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”) and upon judicial decisions, U.S. Treasury Regulations, IRS Rulings and other administrative materials interpreting the Code, all of which are subject to changes, which may or may not be retroactive. This summary may not describe or consider in detail the impact of allenacted laws (including pursuant to the “One Big Beautiful Bill Act” enacted into law in July 2025 (the “OBBBA”)), which could change certain of the tax consequences or considerations relating to an investment in a Fund, including certain tax consequences described below. A complete summary of any enacted legislation is beyond the scope of this discussion.Proposed legislation has been introduced in Congress that could result in significant changes to the Code, which could have retroactive effect. If enacted, these changes may significantly impact the after-tax-return of Fund shareholders. A Fund’s shareholders may include other GMO Funds, some of which are regulated investment companies (each, a “RIC”) as defined by Subchapter M of the Code. The summary below does not address tax consequences to shareholders/investors of those other GMO Funds. Shareholders/investors of those other GMO Funds should refer to the prospectuses and statements of additional information (or other applicable disclosures) for those GMO Funds for a summary of the tax consequences applicable to them.
Except for U.S. Treasury Fund and Opportunistic Income Fund, the policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized capital gains, whether categorized as resulting from the sale of investments held by the Fund for not more than one year (net short-term capital gains) or categorized as resulting from the sale of investments held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Net investment income of a Fund includes (i) distributions received from an underlying fund taxed as a RIC attributable to the underlying fund’s own net investment income and net short-term capital gains and (ii) the Fund’s allocable share of net investment income of an underlying fund taxed as a partnership. Net realized capital gains includes (i) distributions received from an underlying fund taxed as a RIC attributable to the underlying fund’s net long-term capital gains and (ii) the Fund’s allocable share of net short-term or net long-term capital gains of an underlying fund taxed as a partnership.
The policy of U.S. Treasury Fund is to declare dividends daily, to the extent net investment income is available. Shareholders of U.S. Treasury Fund will generally begin earning dividends on their shares of the Fund on the business day following the effective date of their purchase of those shares. U.S. Treasury Fund Class VI shareholders, however, can begin earning dividends on the same business day as the effective date of their purchase if each of the following criteria are met: (i) their order is received by the Fund prior to 1:00 p.m. Eastern time on the effective date, (ii) they have requested same-day settlement, (iii) the Fund receives the purchase proceeds on the effective date and (iv) the Fund is able to invest such purchase amounts in a timely manner. Shareholders of U.S. Treasury Fund will generally continue to earn dividends on the effective date of their redemption from the Fund for Class VI only, unless they: (i) request same-day settlement of their redemption proceeds on the effective date and (ii) their order is received by the Fund prior to 1:00 p.m. Eastern time (provided that the Fund is able to raise the cash needed to satisfy the redemption request in a timely manner). U.S. Treasury Fund will pay dividends on the first business day following the end of each month in which dividends were declared. Accrued dividends in respect of a shareholder’s partial redemption of U.S. Treasury Fund shares redeemed between monthly payment dates will be paid on the first business day following the end of the month in which redemptions are made. Accrued dividends in respect of a shareholder’s complete redemption of U.S. Treasury Fund shares between monthly payment dates will be paid with the redemption proceeds. If shareholders invest through a financial intermediary, the timing of accrued dividend payments may differ; consult your financial intermediary for more information.
The policy of Opportunistic Income Fund is to declare dividends monthly, to the extent net investment income is available. Opportunistic Income Fund will generally pay dividends on the first business day following the declaration.
From time to time, distributions by a Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes.
Shareholders should read the description below for information regarding the tax character of distributions from a Fund to shareholders.
All dividends of net investment income and capital gain distributions paid to a shareholder will automatically be reinvested at net asset value in additional shares of the Fund making them, unless GMO or its agents receive a shareholder election to receive cash. A shareholder election must be received no later than 4:00 p.m. Eastern time via email at ClientOps@gmo.com or facsimile at 617-310-4524 on the record date of the dividends and/or distributions in order to be processed. A shareholder may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying its broker or agent. The Funds do not charge a purchase premium on reinvested dividends and distributions.
It is important for you to note:
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Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund has elected to be treated or intends to elect to be treated, and intends to qualify and be treated each year, as a RIC under Subchapter M of the Code. A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC would result in, among other things, Fund-level taxation, and consequently, a reduction in the value of the Fund. See “Taxes” in the SAI for more information about the tax consequences of not qualifying as a RIC.
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For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income.
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For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined based upon the categorization of the gains a Fund distributes, rather than by how long a shareholder has owned shares in the Fund. Distributions categorized as net realized capital gains from the sale of investments that a Fund owned for more than one year and that are reported by a Fund as capital gain distributions generally are taxable to shareholders as long-term capital gains. Distributions categorized as net realized capital gains from the sale of investments that a Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
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A Fund’s total distributions during a taxable year may exceed the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares).
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A Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. A Fund’s net capital loss carryforwards do not expire. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual filing on Form N-CSR for each fiscal year. A Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund, may give rise to losses that are treated as ordinary losses. A Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in a Fund’s realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective. A Fund’s ability to use ordinary losses to reduce otherwise distributable net investment income or short-term capital gains may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.
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Distributions of net investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels.
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Distributions of net investment income derived from dividends eligible for the “dividends-received deduction” may allow a corporate shareholder (other than an S corporation) to deduct a percentage of such distribution, as a dividends-received deduction, in computing its taxable income, provided holding period and other requirements are met at both the shareholder and Fund levels.
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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals and of certain trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income (for this purpose) generally includes dividends, including any capital gain distributions, paid by a Fund, and net gains recognized on the sale, redemption or exchange of shares in a Fund, and may be reduced by certain allowable deductions. The OBBBA introduced a tiered excise tax structure, which may increase the excise tax on net investment income earned by private higher education institutions that meet certain criteria. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund, in light of their particular circumstances.
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Distributions by a Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
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Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.
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Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder for U.S. federal income tax purposes. Redemptions paid in securities generally are treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.
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To the extent a Fund invests, directly or indirectly, in other GMO Funds, a wholly-owned subsidiary, or other investment companies treated as RICs, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, the Fund’s distributions could vary in terms of their timing, character, and/or amount, in some cases significantly, from what the Fund’s distributions would have been had the Fund invested directly in the portfolio investments held by the underlying investment companies. See “Taxes” in the SAI for more information.
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A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to non-U.S. withholding or other taxes. A Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding and other taxes will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. In some cases, a Fund may seek a refund in respect of taxes paid to a non-U.S. country, but the Fund runs the risk that its efforts will not be successful, resulting in additional expenses with no corresponding benefits. In addition, a Fund runs the risk that its pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund. GMO’s decision to seek a refund on behalf of a Fund is in its sole discretion, and particularly in light of the cost involved, GMO may decide that a Fund should not seek a refund, even if a Fund is entitled to one. The process of seeking a refund may take years, and the outcome of GMO’s efforts to obtain a refund for a Fund is inherently uncertain. Accordingly, a refund (less related estimated or actual tax liabilities, if applicable) is not typically reflected in the Fund’s net asset value until GMO believes that the refund is collectible and free from significant contingencies. In some cases, the amount of such refunds could be material to a Fund’s net asset value. If a shareholder redeems shares of a Fund before a refund (as finally determined) is reflected in the Fund’s net asset value, the shareholder will not realize the benefit of that refund. The non-U.S. withholding and other tax rates applicable to a Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if a Fund has a significant number of non-U.S. shareholders, if a Fund owns a significant holding of a non-U.S. issuer or if a Fund or an underlying GMO Fund invests through a subsidiary. In certain instances, shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, a Fund’s investments in certain non-U.S. investments, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. See “Taxes” in the SAI for more information.
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Any U.S. withholding or other taxes applicable to a Fund’s investments, including in respect of investments in its wholly-owned subsidiary, if any, will reduce the Fund’s return on its investments.
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Under the Funds’ securities lending arrangements, if a Fund lends a portfolio security and a dividend is paid in respect of the security out on loan, the borrower will be required to pay to that Fund a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to that Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Fund for the opportunity to earn that profit. In the United States, laws are in effect limiting the ability of certain swaps and similar derivative instruments and securities lending transactions to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends paid to a non-U.S. person. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. investments or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.
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Some of a Fund’s investment practices, including transacting derivatives, short sales, hedging activities generally, and securities lending activities, as well as some of a Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, equity in certain non-U.S. corporations, master limited partnerships and, potentially, so-called “indexed securities” (such as TIPS or other inflation-indexed bonds), are subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and amount of a Fund’s distributions and, in some cases, may cause a Fund to liquidate investments at disadvantageous times. These special rules could also increase the taxes payable by shareholders subject to income taxation. In particular, a Fund’s derivative transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates.
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The Funds do not currently expect to pass through to shareholders the tax-exempt character of interest from investments in tax-exempt municipal bonds, if any. Therefore, any interest on municipal bonds will be taxable to shareholders of a Fund when received as a distribution from the Fund.
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In general, in order to qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Alternative Allocation Fund (“Parent Fund”) invests in a wholly-owned subsidiary that is treated as a controlled foreign corporation for U.S. federal income tax purposes (a “CFC”). A Fund, including a Parent Fund, may from time to time invest in one or more foreign corporations, other than wholly-owned subsidiaries, that are treated as CFCs. A Fund generally should be entitled to treat income that it recognizes from its investment in a CFC as qualifying income. There is a risk, however, that the IRS could determine that some or all of the gross income derived from investments in one or more of these CFCs is not qualifying income, which will adversely affect a Fund’s ability to qualify as a RIC under the Code.
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A Fund that invests in a CFC may be required, and a Parent Fund will be required with respect to its wholly-owned subsidiary, to include in its gross income each year, as ordinary income, its share of certain amounts of the CFC’s income (so called “subpart F income”), whether or not the CFC distributes such amounts to the Fund. A CFC’s distributions to a Fund, including in redemption of CFC shares, are generally tax-free to the extent of the CFC’s subpart F income previously included in the Fund’s income. Net losses a CFC recognizes during a taxable year will not flow through to a Fund to offset income or gain generated by the Fund’s other investments, or carry forward to subsequent taxable years; this will limit the tax benefit from those losses. It is possible that withholding taxes will apply to certain categories of the income of the wholly-owned foreign subsidiary of Alternative Allocation Fund.
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A Fund’s investment in a CFC, including a wholly-owned subsidiary, could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investment, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. Legislation enacted as part of the OBBBA has changed certain aspects of the rules applicable to CFCs and their owners.See “Taxes” in the SAI for more information about the tax consequences of specific Fund investment practices and investments, including a Fund’s investments in a wholly-owned subsidiary and other CFCs.
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A Fund’s pursuit of its investment strategy, including a strategy involving the ability to engage in certain derivative transactions, will potentially be limited by the Fund’s intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify.
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Distributions paid to non-U.S. shareholders that a Fund properly reports as capital gain distributions, short-term capital gain distributions or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report the part, if any, of its distributions that are eligible for such treatment. A Fund’s distributions other than those the Fund properly reports as capital gain distributions, short-term capital gain distributions or interest-related dividends generally will be subject to withholding of U.S. federal income tax. For more information on the tax consequences of investing in a Fund for non-U.S. shareholders, see “Taxes” in the SAI. Non-U.S. shareholders described in section 892 of the Code should consult their tax advisers with respect to their investment in a Fund.
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The Code generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold 30% of the distributions, other than capital gain distributions, the Fund makes to that shareholder. If FATCA withholding is applicable, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and capital gain distributions a Fund pays will not be subject to FATCA withholding. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above. See “Taxes” in the SAI for more information.
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Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by a Fund that are attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax adviser regarding the applicability of any such exemption to your situation.
See “Taxes” in the SAI for more information, including a summary of some of the tax consequences of investing in a Fund for non-U.S. shareholders.
Certain Non-U.S. Tax Issues Relating to Australia
As described under “Management of the Trust”, GMO has entered into a personnel sharing arrangement with GMO Australia for the purpose of providing investment management and other services to Alternative Allocation Fund and its wholly-owned subsidiary (together, “AAF”). To the extent a shareholder of AAF who is not otherwise subject to Australian income tax in respect of such shareholder’s interests in AAF (a “Non-Resident Shareholder”) is not eligible to claim relief from Australian tax under a tax treaty with Australia, such personnel sharing arrangement could create a risk that the income and/or gains of AAF (as relevant) attributable to such Non-Resident Shareholder could be subject to Australian income tax. GMO believes that this personnel sharing arrangement should not cause AAF’s Australian sourced income or gains to be subject to Australian income tax.
GMO has received advice from Australian legal counsel and has based its tax position on the published views of the Australian Commissioner of Taxation (the “Commissioner”) with regard to similar arrangements. In particular, the Australian Investment Manager Regime (“IMR”) provides specific concessions that mitigate the Australian tax risks for AAF and its Non-Resident Shareholders. However, if the Commissioner takes a contrary position, any income and/or gains of AAF attributable to a Non-Resident Shareholder that the Commissioner considers to be Australian sourced or connected with a permanent establishment in Australia and that does not otherwise qualify for relief from Australian tax under a tax treaty with Australia (or is not otherwise exempt under the IMR concessions described above) may be subject to Australian tax (likely at the corporate rate of 30%).
Each Non-Resident Shareholder of AAF bears the risk of any such Australian income tax consequences should AAF’s income or gains be subject to Australian tax (although the position of a shareholder that was otherwise within the scope of Australian income tax would not change). The above also assumes, based on advice received from Australian legal counsel and the published views of the Commissioner, that AAF (i) is treated as a trust for Australian tax purposes and (ii) is not within the scope of certain Australian tax rules that apply to a trust carrying on, or that control the carrying on, of certain trading businesses and that treat a trust like a company for Australian tax purposes.
The Australian Government has announced in its 2025-2026 Budget that it will proceed with the expansion of the capital gains tax regime originally announced in the 2024-2025 Budget. It is not expected that these changes will impact the Funds.
The previous Australian Government announced in its 2021-2022 Budget that it will review the corporate tax residency rules for foreign entities such as trusts to address any uncertainties in terms of their Australian operations and with the aim of encouraging further management activities in Australia. Though it is not expected that any legislative changes are likely to adversely impact AAF, the actual impact of any changes will only be known once legislation implementing the changes is released.
This is a general summary only and Investors should consult their own tax advisers regarding the Australian tax consequences of an investment in a Fund.
Certain Non-U.S. Tax Issues Relating to the United Kingdom
As described under “Management of the Trust”, GMO has entered into a personnel sharing arrangement with GMO UK for the purpose of providing investment management and other services, particularly with respect to Funds managed by the Systematic Equity and Focused Equity Teams. Provided the Funds are not considered to maintain a branch, agency or permanent establishment for United Kingdom taxation purposes, the Funds should not be subject to United Kingdom taxation. GMO believes that neither the activities of GMO, nor the Funds are conducted in a manner that should create a branch, agency or permanent establishment for the Funds or shareholders that are not otherwise subject to United Kingdom taxation. Shareholders of a Fund bear the risk that income or gains realized by a Fund will be subject to United Kingdom taxation.
Because several Funds are managed by the Systematic Equity and Focused Equity Teams, shareholders of those Funds will be exposed to the United Kingdom taxation issues described above.
This is a general summary only and shareholders should consult their own tax advisers regarding the tax consequences of an investment in a Fund.

FUND BENCHMARKS AND COMPARATIVE INDICES
The following section provides additional information about the Funds’ benchmarks (if any) and other comparative indices listed under “Investment objective” and the “Average Annual Total Returns” table or referenced under “Principal investment strategies” in the Fund summaries.
Benchmark/Comparative Index	Description
Bloomberg U.S. Aggregate Index
The Bloomberg U.S. Aggregate Index is an independently maintained and widely published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

Bloomberg U.S. Securitized Index	The Bloomberg U.S. Securitized Index is comprised of the securitized credit portion of the Bloomberg U.S. Aggregate Index.
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index
The Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index is an
independently maintained and widely published index comprised of inflation-
protected securities issued by the U.S. Treasury (TIPS) having a maturity of at least one year and less than ten years.

Consumer Price Index
The Consumer Price Index for All Urban Consumers U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services.

FTSE 3-Month Treasury Bill Index	The FTSE 3-Month Treasury Bill Index is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.
GMO Global Asset Allocation Index
The GMO Global Asset Allocation Index is an internally maintained composite benchmark computed by GMO, comprised of (i) the MSCI ACWI (All Country
World Index) (MSCI Standard Index Series, net of withholding tax) through
6/30/2002, (ii) 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA (MSCI
Standard Index Series, net of withholding tax), and 35% Bloomberg
U.S. Aggregate Index from 6/30/2002 through 3/31/2007, and (iii) 65% MSCI
ACWI (All Country World Index) (MSCI Standard Index Series, net of
withholding tax) and 35% Bloomberg U.S. Aggregate Index thereafter. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of
S&P or its third-party licensors.

GMO Strategic Opportunities Allocation Index
The GMO Strategic Opportunities Allocation Index is an internally maintained composite benchmark computed by GMO, comprised of 75% MSCI World Index
(MSCI Standard Index Series, net of withholding tax) and 25% Bloomberg
U.S. Aggregate Index. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

J.P. Morgan EMBI
The J.P. Morgan Emerging Market Bond Index (EMBI) is a benchmark that tracks the performance of international government and corporate bonds issued by emerging market countries. It is a widely used index published by J.P.
Morgan.

J.P. Morgan EMBI +
The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is a benchmark index that tracks the performance of traded, US dollar-denominated, emerging market fixed and floating-rate debt instruments issued by sovereign entities. It focuses on liquid, external-currency-denominated debt instruments in emerging markets, including Brady bonds, loans, and Eurobonds.

J.P. Morgan EMBI Global
The J.P. Morgan EMBI (Emerging Markets Bond Index) Global is an
independently maintained and widely published index comprised of U.S. dollar-
denominated Eurobonds, traded loans, and legacy Brady bonds issued by sovereign and quasi-sovereign entities.

J.P. Morgan EMBI Global Diversified
The J.P. Morgan EMBI (Emerging Markets Bond Index) Global Diversified is a
uniquely weighted version of the J.P. Morgan EMBI Global that limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Benchmark/Comparative Index	Description
J.P. Morgan EMBI Global Diversified +
The J.P. Morgan EMBI (Emerging Markets Bond Index) Global Diversified + is
an internally maintained composite benchmark computed by GMO, comprised of
(i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI Plus through 12/31/1999, (iii) the J.P. Morgan EMBI Global through 2/29/20 and (iv)
the J.P. Morgan EMBI Global Diversified thereafter.

Markit iBoxx USD Liquid High Yield Index	The Markit iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe.
MSCI ACWI
The MSCI ACWI (All Country World Index) (MSCI Standard Index Series, net
of withholding tax) is an independently maintained and widely published index comprised of global developed and emerging markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI ACWI +
The MSCI ACWI (All Country World Index) + is an internally maintained composite benchmark computed by GMO, comprised of (i) the GMO Global
Equity Index, an internally maintained composite benchmark computed by GMO, comprised of 75% S&P 500 Index and 25% MSCI ACWI ex USA (MSCI
Standard Index Series, net of withholding tax) through 5/31/2008 and (ii) the
MSCI ACWI (MSCI Standard Index Series, net of withholding tax) thereafter.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of
S&P or its third-party licensors.

MSCI ACWI Commodity Producers Index
The MSCI ACWI (All Country World Index) Commodity Producers Index
(MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of listed large and mid-
capitalization commodity producers within the global developed and emerging markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI ACWI Commodity Producers ex-Energy Index
The MSCI ACWI (All Country World) Commodity Producers ex-Energy Index is
an independently maintained benchmark comprised of listed large and mid capitalization commodity producers within the global developed and emerging markets, excluding companies in the energy sector as defined by GICS. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI ACWI ex USA
The MSCI ACWI (All Country World Index) ex USA (MSCI Standard Index
Series, net of withholding tax) is an independently maintained and widely published index comprised of international (excluding U.S. and including emerging) large and mid-capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI EAFE Index
The MSCI EAFE (Europe, Australasia, and Far East) Index (MSCI Standard
Index Series, net of withholding tax) is an independently maintained and widely published index comprised of international large and mid-capitalization stocks.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Emerging Markets Index
The MSCI Emerging Markets Index (MSCI Standard Index Series, net of
withholding tax) is an independently maintained and widely published index comprised of global emerging markets large and mid-capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Benchmark/Comparative Index	Description
MSCI Emerging Markets ex-China Index
The MSCI Emerging Markets ex-China Index (MSCI Standard Index Series, net
of withholding tax) is an independently maintained and widely published index comprised of global emerging markets (excluding China) large and mid-
capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI USA Index
The MSCI USA (Gross) Index is an independently maintained and widely published index comprised of large and mid-cap segments of the US market.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI USA Value Index
The MSCI USA Value Index captures large and mid cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price,
12-month forward earnings to price and dividend yield. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI World ex USA Index
The MSCI World ex USA Index (MSCI Standard Index Series, net of
withholding tax) is an independently maintained and widely published index comprised of global developed markets, excluding the United States. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI World ex USA Index +
The MSCI World ex USA Index + is an internally maintained composite benchmark computed by GMO, comprised of (i) the MSCI EAFE Index (MSCI
Standard Index Series, net of withholding tax) through 6/30/2026 and (ii) the
MSCI World ex USA Index (MSCI Standard Index Series, net of withholding tax) thereafter. MSCI data may not be reproduced or used for any other purpose.
MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI World ex USA Value Index
The MSCI World ex USA Value Index (MSCI Standard Index Series, net of
withholding tax) is an independently maintained and widely published index comprised of global developed markets, excluding the United States. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI World Index
The MSCI World Index (MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of global developed markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500 Index
The S&P 500 Index is an independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.

S&P SmallCap 600 Index
The S&P SmallCap 600 Index seeks to measure the small-cap segment of the
U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information.

S&P SmallCap 600 Value Index
The S&P SmallCap 600 Value Index is an independently maintained and widely published index comprised of value stocks within the S&P SmallCap 600 Index.
The S&P SmallCap 600 Index seeks to measure the small-cap segment of the
U.S. equity market. Value stocks are measured using three factors: the ratios of book value, earnings, and sales to price. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information.
Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.

Benchmark/Comparative Index	Description
S&P Composite 1500 Index
The S&P Composite 1500 Index is an independently maintained and widely published index covering approximately 90% of the market capitalization of U.S.
stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of
S&P or its third-party licensors.

Tokyo Stock Price Index (Total Return)
The Tokyo Stock Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is calculated and published by the Tokyo Stock Exchange. TOPIX data may not be reproduced or used for any other purpose. TOPIX provides no warranties, has not prepared or approved this report, and has no liability hereunder.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Some information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is incorporated by reference in the SAI and included in the Trust’s Form N-CSR filed with the Securities and Exchange Commission, which is available upon request. Information is presented for each Fund, and class of Fund shares, that had investment operations during and through the end of the most recent annual fiscal reporting period and is currently being offered through this Prospectus. Emerging Markets Debt Total Return Fund had not commenced operations prior to February 28, 2025 and, therefore, financial highlights are not available for that Fund.

BENCHMARK-FREE ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$26.01	$24.89	$25.56	$25.97	$25.53
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.19	1.21	0.73	0.57	0.40
Net realized and unrealized gain (loss)	0.64	1.37	(0.63)	(0.35)	0.98
Total from investment operations	1.83	2.58	0.10	0.22	1.38
Less distributions to shareholders:
From net investment income	(1.32)	(1.46)	(0.77)	(0.63)	(0.78)
From net realized gains	—	—	—	—	(0.16)
Total distributions	(1.32)	(1.46)	(0.77)	(0.63)	(0.94)
Net asset value, end of period	$26.52	$26.01	$24.89	$25.56	$25.97
Total Return(b)	7.22%(c)	10.46%	0.50%	0.86%	5.60%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$881,639	$1,072,341	$1,546,717	$1,726,440	$2,227,712
Net expenses to average daily net assets(d)	0.77%	0.75%	0.74%	0.75%	0.70%
Net investment income (loss) to average daily net assets(a)	4.46%	4.77%	3.00%	2.15%	1.59%
Portfolio turnover rate	24%	15%	19%	7%	20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.05%	0.06%	0.08%	0.06%	0.11%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.52% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

BENCHMARK-FREE ALLOCATION FUND
	Class IV Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$26.02	$24.89	$25.56	$25.96	$25.53
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.25	1.36	0.80	0.49	0.43
Net realized and unrealized gain (loss)	0.60	1.25	(0.68)	(0.25)	0.96
Total from investment operations	1.85	2.61	0.12	0.24	1.39
Less distributions to shareholders:
From net investment income	(1.34)	(1.48)	(0.79)	(0.64)	(0.80)
From net realized gains	—	—	—	—	(0.16)
Total distributions	(1.34)	(1.48)	(0.79)	(0.64)	(0.96)
Net asset value, end of period	$26.53	$26.02	$24.89	$25.56	$25.96
Total Return(b)	7.28%(c)	10.57%	0.55%	0.93%	5.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$709,853	$892,278	$1,182,069	$1,388,080	$1,965,528
Net expenses to average daily net assets(d)	0.72%	0.70%	0.69%	0.70%	0.66%
Net investment income (loss) to average daily net assets(a)	4.65%	5.33%	3.26%	1.85%	1.73%
Portfolio turnover rate	24%	15%	19%	7%	20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.05%	0.06%	0.08%	0.06%	0.10%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.52% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

BENCHMARK-FREE ALLOCATION FUND
	Class R6 Shares
	Year Ended February 28/29,				Period from May 1, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.99	$24.87	$25.54	$25.95	$23.95
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.27	1.40	0.77	0.55	0.24
Net realized and unrealized gain (loss)	0.56	1.19	(0.66)	(0.33)	2.72
Total from investment operations	1.83	2.59	0.11	0.22	2.96
Less distributions to shareholders:
From net investment income	(1.33)	(1.47)	(0.78)	(0.63)	(0.80)
From net realized gains	—	—	—	—	(0.16)
Total distributions	(1.33)	(1.47)	(0.78)	(0.63)	(0.96)
Net asset value, end of period	$26.49	$25.99	$24.87	$25.54	$25.95
Total Return(b)	7.21%(c)	10.50%	0.51%	0.86%	12.55%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$320,004	$300,343	$281,802	$273,491	$310,687
Net expenses to average daily net assets(d)	0.77%	0.75%	0.74%	0.75%	0.74%*
Net investment income (loss) to average daily net assets(a)	4.76%	5.48%	3.16%	2.06%	1.16%*
Portfolio turnover rate	24%	15%	19%	7%	20%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.05%	0.06%	0.08%	0.06%	0.08%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.52% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

BENCHMARK-FREE ALLOCATION FUND
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.99	$24.86	$25.53	$25.95	$25.52
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.28	1.31	0.70	0.63	0.33
Net realized and unrealized gain (loss)	0.51	1.26	(0.62)	(0.44)	1.02
Total from investment operations	1.79	2.57	0.08	0.19	1.35
Less distributions to shareholders:
From net investment income	(1.30)	(1.44)	(0.75)	(0.61)	(0.76)
From net realized gains	—	—	—	—	(0.16)
Total distributions	(1.30)	(1.44)	(0.75)	(0.61)	(0.92)
Net asset value, end of period	$26.48	$25.99	$24.86	$25.53	$25.95
Total Return(b)	7.07%(c)	10.43%	0.38%	0.77%	5.47%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$430,573	$364,292	$313,322	$365,107	$324,819
Net expenses to average daily net assets(d)	0.88%	0.85%	0.84%	0.85%	0.81%
Net investment income (loss) to average daily net assets(a)	4.80%	5.14%	2.85%	2.38%	1.30%
Portfolio turnover rate	24%	15%	19%	7%	20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.05%	0.07%	0.09%	0.07%	0.10%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.52% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

GLOBAL ASSET ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$32.17	$29.92	$32.86	$34.92	$31.50
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.20	1.35 (b)	0.82	0.96	0.88
Net realized and unrealized gain (loss)	1.22	2.64	(2.67)	(0.90)	3.91
Total from investment operations	2.42	3.99	(1.85)	0.06	4.79
Less distributions to shareholders:
From net investment income	(1.61)	(1.74)	(1.09)	(2.12)	(1.37)
Total distributions	(1.61)	(1.74)	(1.09)	(2.12)	(1.37)
Net asset value, end of period	$32.98	$32.17	$29.92	$32.86	$34.92
Total Return(c)	7.68%(d)	13.44%(e)	(5.48)%	(0.10)%	15.39%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$356,203	$333,837	$306,276	$585,212	$692,580
Net expenses to average daily net assets(f)	0.01%	0.01%	0.00%(g)	0.00%(g)	0.00%(g)
Net investment income (loss) to average daily net assets(a)	3.60%	4.36%(b)	2.72%	2.68%	2.78%
Portfolio turnover rate(h)	12%	16%	31%	27%	30%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.05%	0.05%	0.03%	0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$277,099
4.27%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund's total return includes a positive impact of 0.82% from a one-time litigation settlement received by an underlying fund.
(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.08%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Rounds to less than 0.01%.
(h)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	12%	16%	32%	31%	41%

†	Calculated using average shares outstanding throughout the period.

GLOBAL ASSET ALLOCATION FUND
	Class R6 Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$32.15	$29.90	$32.84	$34.93	$31.50
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.13	1.49 (b)	0.84	0.51	0.93
Net realized and unrealized gain (loss)	1.29	2.50	(2.69)	(0.48)	3.87
Total from investment operations	2.42	3.99	(1.85)	0.03	4.80
Less distributions to shareholders:
From net investment income	(1.61)	(1.74)	(1.09)	(2.12)	(1.37)
Total distributions	(1.61)	(1.74)	(1.09)	(2.12)	(1.37)
Net asset value, end of period	$32.96	$32.15	$29.90	$32.84	$34.93
Total Return(c)	7.68%(d)	13.44%(e)	(5.48)%	(0.19)%	15.42%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$7,946	$9,387	$20,440	$26,148	$183,052
Net expenses to average daily net assets(f)	0.01%	0.01%	0.00%(g)	0.00%(g)	0.01%
Net investment income (loss) to average daily net assets(a)	3.41%	4.81%(b)	2.80%	1.44%	2.78%
Portfolio turnover rate(h)	12%	16%	31%	27%	30%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.05%	0.05%	0.02%	0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$16,162
4.72%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund's total return includes a positive impact of 0.82% from a one-time litigation settlement received by an underlying fund.
(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.08%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Rounds to less than 0.01%.
(h)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	12%	16%	32%	31%	41%

†	Calculated using average shares outstanding throughout the period.

GLOBAL ASSET ALLOCATION FUND
	Class I Shares
	Year Ended February 28/29,				Period from January 6, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$32.17	$29.92	$32.87	$34.92	$34.71
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.19	1.32 (b)	1.07	0.87	(0.01)
Net realized and unrealized gain (loss)	1.19	2.64	(2.96)	(0.84)	0.22
Total from investment operations	2.38	3.96	(1.89)	0.03	0.21
Less distributions to shareholders:
From net investment income	(1.57)	(1.71)	(1.06)	(2.08)	—
Total distributions	(1.57)	(1.71)	(1.06)	(2.08)	—
Net asset value, end of period	$32.98	$32.17	$29.92	$32.87	$34.92
Total Return(c)	7.56%(d)	13.32%(e)	(5.60)%	(0.18)%	0.61%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$14,275	$12,171	$13,403	$12,621	$20,497
Net expenses to average daily net assets(f)	0.12%	0.11%	0.10%	0.10%	0.11%
Net investment income (loss) to average daily net assets(a)	3.58%	4.28%(b)	3.59%	2.41%	(0.10)%*
Portfolio turnover rate(g)	12%	16%	31%	27%	30%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.06%	0.08%	0.03%	0.02%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$11,720
4.19%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund's total return includes a positive impact of 0.82% from a one-time litigation settlement received by an underlying fund.
(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.08%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	12%	16%	32%	31%	41%

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL EQUITY ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.79	$24.57	$28.45	$29.91	$24.37
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.84	1.09	0.87	1.18	0.88
Net realized and unrealized gain (loss)	2.11	3.65	(2.92)	(0.28)	5.75
Total from investment operations	2.95	4.74	(2.05)	0.90	6.63
Less distributions to shareholders:
From net investment income	(1.55)	(1.52)	(1.01)	(2.35)	(1.09)
From net realized gains	—	—	(0.82)	(0.01)	—
Total distributions	(1.55)	(1.52)	(1.83)	(2.36)	(1.09)
Net asset value, end of period	$29.19	$27.79	$24.57	$28.45	$29.91
Total Return(b)	10.77%(c)	19.52%	(6.66)%	2.49%	27.51%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$531,869	$682,157	$560,287	$1,571,153	$1,638,868
Net expenses to average daily net assets(d)	0.01%	0.01%	0.01%	0.00%(e)	0.00%(e)
Net investment income (loss) to average daily net assets(a)	2.87%	4.19%	3.51%	3.69%	3.44%
Portfolio turnover rate	20%	25%	35%	20%	20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%	0.02%	0.01%	0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 1.29% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

GLOBAL EQUITY ALLOCATION FUND
	Class R6 Shares
	Year Ended February 28/29,				Period from July 15, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.78	$24.57	$28.46	$29.91	$25.19
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.93	1.13	0.69	1.19	0.81
Net realized and unrealized gain (loss)	2.02	3.60	(2.75)	(0.28)	4.96
Total from investment operations	2.95	4.73	(2.06)	0.91	5.77
Less distributions to shareholders:
From net investment income	(1.55)	(1.52)	(1.01)	(2.35)	(1.05)
From net realized gains	—	—	(0.82)	(0.01)	—
Total distributions	(1.55)	(1.52)	(1.83)	(2.36)	(1.05)
Net asset value, end of period	$29.18	$27.78	$24.57	$28.46	$29.91
Total Return(b)	10.78%(c)	19.48%	(6.69)%	2.52%	23.14%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$46,037	$41,403	$34,289	$7,065	$6,781
Net expenses to average daily net assets(d)	0.01%	0.01%	0.01%	0.00%(e)	0.00%(e),*
Net investment income (loss) to average daily net assets(a)	3.18%	4.35%	2.77%	3.74%	4.70%*
Portfolio turnover rate	20%	25%	35%	20%	20%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%	0.03%	0.01%	0.01%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 1.29% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL EQUITY ALLOCATION FUND
	Class I Shares
	Year Ended February 28/29,				Period from August 17, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.76	$24.56	$28.44	$29.91	$26.14
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.81	1.69	0.90	1.17	0.90
Net realized and unrealized gain (loss)	2.09	3.02	(2.97)	(0.31)	3.91
Total from investment operations	2.90	4.71	(2.07)	0.86	4.81
Less distributions to shareholders:
From net investment income	(1.50)	(1.51)	(0.99)	(2.32)	(1.04)
From net realized gains	—	—	(0.82)	(0.01)	—
Total distributions	(1.50)	(1.51)	(1.81)	(2.33)	(1.04)
Net asset value, end of period	$29.16	$27.76	$24.56	$28.44	$29.91
Total Return(b)	10.62%(c)	19.37%	(6.74)%	2.37%	18.64%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,758	$11,755	$4,992	$2,615	$2,233
Net expenses to average daily net assets(d)	0.13%	0.11%	0.11%	0.10%	0.10%*
Net investment income (loss) to average daily net assets(a)	2.79%	6.43%	3.66%	3.67%	5.95%*
Portfolio turnover rate	20%	25%	35%	20%	20%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%	0.03%	0.02%	0.01%	0.01%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 1.29% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL DEVELOPED EQUITY ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.58	$21.80	$24.43	$25.79	$20.87
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.72	0.85	0.65	1.00	0.75
Net realized and unrealized gain (loss)	2.23	3.39	(1.78)	0.94	5.12
Total from investment operations	2.95	4.24	(1.13)	1.94	5.87
Less distributions to shareholders:
From net investment income	(1.31)	(1.46)	(0.66)	(2.08)	(0.95)
From net realized gains	—	—	(0.84)	(1.22)	—
Total distributions	(1.31)	(1.46)	(1.50)	(3.30)	(0.95)
Net asset value, end of period	$26.22	$24.58	$21.80	$24.43	$25.79
Total Return(b)	12.18%(c)	19.71%	(3.94)%	6.80%	28.41%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$79,255	$70,655	$66,992	$86,810	$88,154
Net expenses to average daily net assets(d)	0.01%	0.01%	0.01%	0.00%(e)	0.00%(e)
Net investment income (loss) to average daily net assets(a)	2.78%	3.71%	3.00%	3.61%	3.39%
Portfolio turnover rate	8%	20%	37%	19%	25%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.07%	0.10%	0.05%	0.06%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 1.43% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

QUALITY FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$31.00	$23.76	$28.05	$25.98	$22.77
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.33	0.29	0.29	0.33 (b)	0.32
Net realized and unrealized gain (loss)	4.23	8.17	(1.80)	3.56	6.37
Total from investment operations	4.56	8.46	(1.51)	3.89	6.69
Less distributions to shareholders:
From net investment income	(0.33)	(0.28)	(0.30)	(0.32)	(0.35)
From net realized gains	(1.28)	(0.94)	(2.48)	(1.50)	(3.13)
Total distributions	(1.61)	(1.22)	(2.78)	(1.82)	(3.48)
Net asset value, end of period	$33.95	$31.00	$23.76	$28.05	$25.98
Total Return(c)	14.78%	36.15%	(5.30)%	14.71%(d)	30.83%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,346,233	$3,211,663	$2,885,807	$2,996,330	$3,519,473
Net expenses to average daily net assets(e)	0.50%	0.50%	0.49%	0.48%	0.48%
Net investment income (loss) to average daily net assets(a)	1.00%	1.06%	1.14%	1.12%(b)	1.33%
Portfolio turnover rate(f)	16%	19%	15%	18%	28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(g),(h)	0.01%(h)	0.02%	0.02%(h)	0.02%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$6,233,641
0.94%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	28%	31%	24%	18%	28%

(g)	Rounds to less than 0.01%.
(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

QUALITY FUND
	Class IV Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$31.10	$23.84	$28.13	$26.04	$22.82
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.34	0.31	0.30	0.32 (b)	0.34
Net realized and unrealized gain (loss)	4.25	8.18	(1.80)	3.60	6.37
Total from investment operations	4.59	8.49	(1.50)	3.92	6.71
Less distributions to shareholders:
From net investment income	(0.35)	(0.29)	(0.31)	(0.33)	(0.36)
From net realized gains	(1.28)	(0.94)	(2.48)	(1.50)	(3.13)
Total distributions	(1.63)	(1.23)	(2.79)	(1.83)	(3.49)
Net asset value, end of period	$34.06	$31.10	$23.84	$28.13	$26.04
Total Return(c)	14.83%	36.17%	(5.23)%	14.79%(d)	30.86%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,219,154	$1,028,173	$418,403	$912,163	$750,632
Net expenses to average daily net assets(e)	0.46%	0.46%	0.45%	0.44%	0.44%
Net investment income (loss) to average daily net assets(a)	1.01%	1.10%	1.19%	1.08%(b)	1.37%
Portfolio turnover rate(f)	16%	19%	15%	18%	28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(g),(h)	0.01%(h)	0.02%	0.02%(h)	0.02%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$1,577,219
0.91%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	28%	31%	24%	18%	28%

(g)	Rounds to less than 0.01%.
(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

QUALITY FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$31.01	$23.76	$28.06	$25.98	$22.77
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.36	0.32	0.32	0.34 (b)	0.35
Net realized and unrealized gain (loss)	4.22	8.18	(1.82)	3.60	6.37
Total from investment operations	4.58	8.50	(1.50)	3.94	6.72
Less distributions to shareholders:
From net investment income	(0.36)	(0.31)	(0.32)	(0.36)	(0.38)
From net realized gains	(1.28)	(0.94)	(2.48)	(1.50)	(3.13)
Total distributions	(1.64)	(1.25)	(2.80)	(1.86)	(3.51)
Net asset value, end of period	$33.95	$31.01	$23.76	$28.06	$25.98
Total Return(c)	14.85%	36.32%	(5.24)%	14.86%(d)	30.95%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,262,685	$2,875,207	$2,224,691	$3,461,580	$2,465,066
Net expenses to average daily net assets(e)	0.41%	0.41%	0.40%	0.39%	0.39%
Net investment income (loss) to average daily net assets(a)	1.08%	1.16%	1.24%	1.16%(b)	1.41%
Portfolio turnover rate(f)	16%	19%	15%	18%	28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(g),(h)	0.01%(h)	0.02%	0.02%(h)	0.02%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$5,862,655
0.99%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	28%	31%	24%	18%	28%

(g)	Rounds to less than 0.01%.
(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

QUALITY FUND
	Class R6 Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$30.95	$23.73	$28.02	$25.96	$22.76
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.32	0.29	0.28	0.32 (b)	0.30
Net realized and unrealized gain (loss)	4.23	8.16	(1.79)	3.57	6.39
Total from investment operations	4.55	8.45	(1.51)	3.89	6.69
Less distributions to shareholders:
From net investment income	(0.34)	(0.29)	(0.30)	(0.33)	(0.36)
From net realized gains	(1.28)	(0.94)	(2.48)	(1.50)	(3.13)
Total distributions	(1.62)	(1.23)	(2.78)	(1.83)	(3.49)
Net asset value, end of period	$33.88	$30.95	$23.73	$28.02	$25.96
Total Return(c)	14.76%	36.14%	(5.29)%	14.71%(d)	30.81%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,560,754	$1,142,543	$769,960	$507,232	$330,287
Net expenses to average daily net assets(e)	0.50%	0.49%	0.48%	0.48%	0.48%
Net investment income (loss) to average daily net assets(a)	0.98%	1.07%	1.12%	1.07%(b)	1.22%
Portfolio turnover rate(f)	16%	19%	15%	18%	28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%(g)	0.02%(g)	0.03%	0.02%(g)	0.02%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$822,832
0.89%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	28%	31%	24%	18%	28%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

QUALITY FUND
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$30.90	$23.70	$27.99	$25.93	$22.75
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.29	0.27	0.26	0.28 (b)	0.28
Net realized and unrealized gain (loss)	4.21	8.14	(1.80)	3.58	6.37
Total from investment operations	4.50	8.41	(1.54)	3.86	6.65
Less distributions to shareholders:
From net investment income	(0.30)	(0.27)	(0.27)	(0.30)	(0.34)
From net realized gains	(1.28)	(0.94)	(2.48)	(1.50)	(3.13)
Total distributions	(1.58)	(1.21)	(2.75)	(1.80)	(3.47)
Net asset value, end of period	$33.82	$30.90	$23.70	$27.99	$25.93
Total Return(c)	14.63%	36.02%	(5.40)%	14.62%(d)	30.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,682,655	$1,263,793	$486,544	$481,865	$303,447
Net expenses to average daily net assets(e)	0.61%	0.59%	0.58%	0.58%	0.58%
Net investment income (loss) to average daily net assets(a)	0.86%	0.96%	1.04%	0.96%(b)	1.12%
Portfolio turnover rate(f)	16%	19%	15%	18%	28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%(g)	0.04%(g)	0.04%	0.04%(g)	0.02%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$779,657
0.79%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	28%	31%	24%	18%	28%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

CLIMATE CHANGE FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$21.98	$28.91	$30.23	$34.39	$22.36
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.14	0.17	0.25	0.28	0.35
Net realized and unrealized gain (loss)	(4.77)	(6.86)	(0.93)	0.72	13.43
Total from investment operations	(4.63)	(6.69)	(0.68)	1.00	13.78
Less distributions to shareholders:
From net investment income	(0.12)	(0.24)	(0.16)	(0.57)	(0.30)
From net realized gains	—	—	(0.48)	(4.59)	(1.45)
Total distributions	(0.12)	(0.24)	(0.64)	(5.16)	(1.75)
Net asset value, end of period	$17.23	$21.98	$28.91	$30.23	$34.39
Total Return(b)	(21.12)%	(23.16)%	(1.92)%	2.91%	63.84%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$245,671	$308,163	$330,218	$306,996	$178,223
Net expenses to average daily net assets(c)	0.77%	0.77%	0.77%	0.77%	0.77%
Net investment income (loss) to average daily net assets(a)	0.66%	0.69%	0.90%	0.84%	1.39%
Portfolio turnover rate(d)	57%	57%	57%	63%	84%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%(e)	0.05%(e)	0.05%	0.04%(e)	0.13%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	104%	119%	124%	140%	145%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

CLIMATE CHANGE FUND
	Class R6 Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$21.93	$28.85	$30.17	$34.33	$22.36
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.13	0.18	0.25	0.28	0.31
Net realized and unrealized gain (loss)	(4.74)	(6.87)	(0.92)	0.72	13.43
Total from investment operations	(4.61)	(6.69)	(0.67)	1.00	13.74
Less distributions to shareholders:
From net investment income	(0.12)	(0.23)	(0.17)	(0.57)	(0.32)
From net realized gains	—	—	(0.48)	(4.59)	(1.45)
Total distributions	(0.12)	(0.23)	(0.65)	(5.16)	(1.77)
Net asset value, end of period	$17.20	$21.93	$28.85	$30.17	$34.33
Total Return(b)	(21.06)%	(23.18)%	(1.90)%	2.90%	63.71%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$154,339	$182,235	$183,089	$115,014	$74,961
Net expenses to average daily net assets(c)	0.77%	0.77%	0.77%	0.77%	0.77%
Net investment income (loss) to average daily net assets(a)	0.61%	0.73%	0.90%	0.84%	1.04%
Portfolio turnover rate(d)	57%	57%	57%	63%	84%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%(e)	0.05%(e)	0.05%	0.04%(e)	0.11%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	104%	119%	124%	140%	145%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

CLIMATE CHANGE FUND
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$21.94	$28.83	$30.16	$34.33	$22.36
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.12	0.17	0.22	0.24	0.21
Net realized and unrealized gain (loss)	(4.76)	(6.87)	(0.93)	0.73	13.53
Total from investment operations	(4.64)	(6.70)	(0.71)	0.97	13.74
Less distributions to shareholders:
From net investment income	(0.09)	(0.19)	(0.14)	(0.55)	(0.32)
From net realized gains	—	—	(0.48)	(4.59)	(1.45)
Total distributions	(0.09)	(0.19)	(0.62)	(5.14)	(1.77)
Net asset value, end of period	$17.21	$21.94	$28.83	$30.16	$34.33
Total Return(b)	(21.18)%	(23.25)%	(2.03)%	2.81%	63.67%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$120,189	$252,363	$419,552	$308,143	$98,697
Net expenses to average daily net assets(c)	0.87%	0.87%	0.87%	0.87%	0.87%
Net investment income (loss) to average daily net assets(a)	0.57%	0.65%	0.79%	0.72%	0.66%
Portfolio turnover rate(d)	57%	57%	57%	63%	84%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%(e)	0.04%(e)	0.05%	0.04%(e)	0.11%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	104%	119%	124%	140%	145%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

RESOURCES FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.67	$25.06	$28.39	$27.81	$18.11
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.57	0.91	1.13	1.54	0.48
Net realized and unrealized gain (loss)	(3.19)	(3.95)	(1.74)	2.00	10.13
Total from investment operations	(2.62)	(3.04)	(0.61)	3.54	10.61
Less distributions to shareholders:
From net investment income	(0.62)	(0.87)	(1.10)	(1.35)	(0.47)
From net realized gains	—	(0.48)	(1.62)	(1.61)	(0.44)
Total distributions	(0.62)	(1.35)	(2.72)	(2.96)	(0.91)
Net asset value, end of period	$17.43	$20.67	$25.06	$28.39	$27.81
Total Return(b)	(12.82)%	(12.67)%	(1.47)%	13.29%	59.36%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$194,258	$223,995	$322,035	$239,225	$96,091
Net expenses to average daily net assets(c)	0.71%	0.72%	0.72%	0.71%	0.72%
Net investment income (loss) to average daily net assets(a)	2.74%	3.94%	4.26%	5.32%	2.44%
Portfolio turnover rate(d)	48%	60%	65%	60%	86%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(e),(f)	0.00%(e),(f)	—	—	0.00%(e),(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	79%	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

RESOURCES FUND
	Class IV Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.59	$24.98	$28.30	$27.73	$18.06
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.58	0.87	1.13	1.79	0.47
Net realized and unrealized gain (loss)	(3.18)	(3.89)	(1.72)	1.76	10.12
Total from investment operations	(2.60)	(3.02)	(0.59)	3.55	10.59
Less distributions to shareholders:
From net investment income	(0.63)	(0.89)	(1.11)	(1.37)	(0.48)
From net realized gains	—	(0.48)	(1.62)	(1.61)	(0.44)
Total distributions	(0.63)	(1.37)	(2.73)	(2.98)	(0.92)
Net asset value, end of period	$17.36	$20.59	$24.98	$28.30	$27.73
Total Return(b)	(12.78)%	(12.64)%	(1.40)%	13.34%	59.42%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$342,416	$403,197	$344,000	$383,353	$531,006
Net expenses to average daily net assets(c)	0.66%	0.67%	0.67%	0.65%	0.67%
Net investment income (loss) to average daily net assets(a)	2.80%	3.81%	4.32%	6.21%	2.33%
Portfolio turnover rate(d)	48%	60%	65%	60%	86%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(e),(f)	0.00%(e),(f)	—	—	0.00%(e),(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	79%	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

RESOURCES FUND
Class VI Shares
	Year Ended February 28/29,			Period from February 8, 2022 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$20.60	$24.96	$28.30	$29.11
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.60	0.78	1.10	(0.57)
Net realized and unrealized gain (loss)	(3.20)	(3.78)	(1.69)	(0.24)(b)
Total from investment operations	(2.60)	(3.00)	(0.59)	(0.81)
Less distributions to shareholders:
From net investment income	(0.64)	(0.88)	(1.13)	—
From net realized gains	—	(0.48)	(1.62)	—
Total distributions	(0.64)	(1.36)	(2.75)	—
Net asset value, end of period	$17.36	$20.60	$24.96	$28.30
Total Return(c)	(12.78)%	(12.57)%	(1.39)%	(2.78)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$79,861	$109,235	$65,869	$842,698
Net expenses to average daily net assets(d)	0.62%	0.62%	0.62%	0.74%*
Net investment income (loss) to average daily net assets(a)	2.90%	3.46%	4.21%	(35.65)%*
Portfolio turnover rate(e)	48%	60%	65%	60%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(f),(g)	0.00%(f),(g)	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	79%	105%	72%	60%

(f)	Ratio includes indirect fees waived or borne by GMO.
(g)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

RESOURCES FUND
	Class R6 Shares
	Year Ended February 28/29,				Period from January 22, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.64	$25.04	$28.37	$27.82	$27.44
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.57	0.79	1.10	(0.06)	0.03
Net realized and unrealized gain (loss)	(3.19)	(3.82)	(1.71)	3.59	0.35
Total from investment operations	(2.62)	(3.03)	(0.61)	3.53	0.38
Less distributions to shareholders:
From net investment income	(0.62)	(0.89)	(1.10)	(1.37)	—
From net realized gains	—	(0.48)	(1.62)	(1.61)	—
Total distributions	(0.62)	(1.37)	(2.72)	(2.98)	—
Net asset value, end of period	$17.40	$20.64	$25.04	$28.37	$27.82
Total Return(b)	(12.85)%	(12.67)%	(1.43)%	13.25%	1.38%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$412,979	$497,523	$315,904	$105,086	$2,617
Net expenses to average daily net assets(c)	0.71%	0.72%	0.72%	0.74%	0.71%*
Net investment income (loss) to average daily net assets(a)	2.78%	3.47%	4.21%	(0.20)%	0.98%*
Portfolio turnover rate(d)	48%	60%	65%	60%	86%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00%(e),(f)	0.00%(e),(f)	—	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	79%	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

RESOURCES FUND
	Class I Shares
	Year Ended February 28/29,				Period from January 22, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.67	$25.06	$28.39	$27.81	$27.44
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.57	0.86	1.08	1.25	0.02
Net realized and unrealized gain (loss)	(3.22)	(3.91)	(1.72)	2.27	0.35
Total from investment operations	(2.65)	(3.05)	(0.64)	3.52	0.37
Less distributions to shareholders:
From net investment income	(0.58)	(0.86)	(1.07)	(1.33)	—
From net realized gains	—	(0.48)	(1.62)	(1.61)	—
Total distributions	(0.58)	(1.34)	(2.69)	(2.94)	—
Net asset value, end of period	$17.44	$20.67	$25.06	$28.39	$27.81
Total Return(b)	(12.96)%	(12.73)%	(1.55)%	13.19%	1.35%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$465,097	$763,309	$736,470	$633,189	$369,102
Net expenses to average daily net assets(c)	0.83%	0.82%	0.82%	0.81%	0.81%*
Net investment income (loss) to average daily net assets(a)	2.75%	3.76%	4.11%	4.32%	0.74%*
Portfolio turnover rate(d)	48%	60%	65%	60%	86%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%(e)	0.03%(e)	0.03%	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	79%	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

RESOURCE TRANSITION FUND
	Class VI Shares
	Year Ended February 28/29,		Period from February 15, 2023 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$13.43	$18.98	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.20	0.45	0.01
Net realized and unrealized gain (loss)	(2.68)	(5.21)	(1.03)
Total from investment operations	(2.48)	(4.76)	(1.02)
Less distributions to shareholders:
From net investment income	(0.31)	(0.79)	—
Total distributions	(0.31)	(0.79)	—
Net asset value, end of period	$10.64	$13.43	$18.98
Total Return(b)	(18.78)%	(25.58)%	(5.10)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$96,212	$118,417	$460,209
Net expenses to average daily net assets(c)	0.86%	0.86%	0.86%*
Net investment income (loss) to average daily net assets(a)	1.49%	2.70%	1.39%*
Portfolio turnover rate(d)	47%	84%	0%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.14%(e)	0.08%(e)	0.73%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	58%	98%	2%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL EQUITY ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.93	$25.48	$29.43	$32.31	$27.45
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.33	1.33	1.24	1.64	1.24
Net realized and unrealized gain (loss)	2.13	3.08	(3.96)	(2.59)	4.91
Total from investment operations	3.46	4.41	(2.72)	(0.95)	6.15
Less distributions to shareholders:
From net investment income	(1.77)	(1.96)	(1.23)	(1.93)	(1.29)
Total distributions	(1.77)	(1.96)	(1.23)	(1.93)	(1.29)
Net asset value, end of period	$29.62	$27.93	$25.48	$29.43	$32.31
Total Return(b)	12.74%(c)	17.53%	(9.05)%	(3.37)%	22.67%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$96,260	$84,238	$286,725	$437,139	$598,701
Net expenses to average daily net assets(d)	0.01%	0.01%	0.01%	0.00%(e)	0.00%(e)
Net investment income (loss) to average daily net assets(a)	4.54%	5.01%	4.81%	4.90%	4.40%
Portfolio turnover rate	20%	21%	11%	18%	16%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.03%	0.03%	0.02%	0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.62% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL EQUITY ALLOCATION FUND
	Class R6 Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.91	$25.47	$29.42	$32.30	$27.44
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.32	1.80	1.30	1.74	1.29
Net realized and unrealized gain (loss)	2.15	2.60	(4.02)	(2.69)	4.86
Total from investment operations	3.47	4.40	(2.72)	(0.95)	6.15
Less distributions to shareholders:
From net investment income	(1.77)	(1.96)	(1.23)	(1.93)	(1.29)
Total distributions	(1.77)	(1.96)	(1.23)	(1.93)	(1.29)
Net asset value, end of period	$29.61	$27.91	$25.47	$29.42	$32.30
Total Return(b)	12.78%(c)	17.49%	(9.05)%	(3.37)%	22.68%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$224,867	$221,289	$205,417	$242,178	$262,853
Net expenses to average daily net assets(d)	0.01%	0.01%	0.01%	0.00%(e)	0.00%(e)
Net investment income (loss) to average daily net assets(a)	4.50%	6.74%	5.08%	5.20%	4.56%
Portfolio turnover rate	20%	21%	11%	18%	16%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.03%	0.03%	0.02%	0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 2.62% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$16.64	$15.14	$16.35	$16.95	$14.52
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.70	1.06	0.61	1.05	0.61
Net realized and unrealized gain (loss)	2.07	1.51	(1.18)	(0.51)	2.56
Total from investment operations	2.77	2.57	(0.57)	0.54	3.17
Less distributions to shareholders:
From net investment income	(0.87)	(1.07)	(0.60)	(1.09)	(0.74)
From net realized gains	—	—	(0.04)	(0.05)	0.00
Total distributions	(0.87)	(1.07)	(0.64)	(1.14)	(0.74)
Net asset value, end of period	$18.54	$16.64	$15.14	$16.35	$16.95
Total Return(b)	17.03%(c)	17.08%	(3.23)%	2.88%	22.02%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$179,134	$257,184	$219,167	$222,308	$217,129
Net expenses to average daily net assets(d)	0.01%	0.01%	0.00%(e)	0.00%(e)	0.00%(e)
Net investment income (loss) to average daily net assets(a)	3.97%	6.65%	4.14%	5.82%	4.20%
Portfolio turnover rate	11%	21%	9%	18%	17%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.05%	0.08%	0.05%	0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 3.96% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
	Class R6 Shares
	Year Ended February 28/29,				Period from January 22, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$16.63	$15.14	$16.35	$16.95	$17.08
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.85	1.02	0.61	1.02	(0.00)(b)
Net realized and unrealized gain (loss)	1.93	1.54	(1.18)	(0.48)	(0.13)
Total from investment operations	2.78	2.56	(0.57)	0.54	(0.13)
Less distributions to shareholders:
From net investment income	(0.87)	(1.07)	(0.60)	(1.09)	—
From net realized gains	—	—	(0.04)	(0.05)	—
Total distributions	(0.87)	(1.07)	(0.64)	(1.14)	—
Net asset value, end of period	$18.54	$16.63	$15.14	$16.35	$16.95
Total Return(c)	17.10%(d)	17.01%	(3.23)%	2.88%	(0.76)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$138,250	$8,319	$8,033	$8,268	$8,254
Net expenses to average daily net assets(e)	0.01%	0.01%	0.00%(f)	0.00%(f)	0.01%*
Net investment income (loss) to average daily net assets(a)	4.76%	6.38%	4.13%	5.66%	(0.01)%*
Portfolio turnover rate	11%	21%	9%	18%	17%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.05%	0.08%	0.05%	0.05%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	Rounds to less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund's total return includes a positive impact of 3.96% from a one-time litigation settlement received by an underlying fund.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL EQUITY FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.47	$21.64	$23.00	$23.32	$20.09
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.54	0.78	0.89	0.96 (b)	0.75 (b)
Net realized and unrealized gain (loss)	3.76	2.78	(1.36)	0.25	3.51
Total from investment operations	4.30	3.56	(0.47)	1.21	4.26
Less distributions to shareholders:
From net investment income	(1.00)	(1.73)	(0.89)	(1.53)	(1.03)
Total distributions	(1.00)	(1.73)	(0.89)	(1.53)	(1.03)
Net asset value, end of period	$26.77	$23.47	$21.64	$23.00	$23.32
Total Return(c)	18.80%(d)	16.98%	(1.87)%	5.08%(e)	21.60%(f)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$401,462	$362,473	$366,630	$358,775	$423,332
Net expenses to average daily net assets(g)	1.86%(h)	0.67%	0.66%	0.67%	0.66%
Net investment income (loss) to average daily net assets(a)	2.15%	3.47%	4.28%	3.84%(b)	3.70%(b)
Portfolio turnover rate(i)	71%	63%	51%	64%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%(j)	0.04%(j)	0.04%	0.03%	0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022	February 28, 2021
$861,919	$6,194,610
3.63%	2.30%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 5.52% to total return.
(e)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.21%

(f)	EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees, had a positive impact to total return, adding 1.58% to each class’s total return (Note).
(g)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(h)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 1.19%.
(i)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	84%	83%	60%	N/A	N/A

(j)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL EQUITY FUND
	Class IV Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.44	$21.60	$22.96	$23.28	$20.05
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.55	0.85	0.92	0.96 (b)	0.77 (b)
Net realized and unrealized gain (loss)	3.76	2.72	(1.38)	0.26	3.50
Total from investment operations	4.31	3.57	(0.46)	1.22	4.27
Less distributions to shareholders:
From net investment income	(1.02)	(1.73)	(0.90)	(1.54)	(1.04)
Total distributions	(1.02)	(1.73)	(0.90)	(1.54)	(1.04)
Net asset value, end of period	$26.73	$23.44	$21.60	$22.96	$23.28
Total Return(c)	18.85%(d)	17.10%	(1.82)%	5.16%(e)	21.71%(f)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$611,464	$577,804	$921,486	$1,534,339	$1,765,686
Net expenses to average daily net assets(g)	1.81%(h)	0.61%	0.60%	0.61%	0.60%
Net investment income (loss) to average daily net assets(a)	2.20%	3.80%	4.42%	3.88%(b)	3.81%(b)
Portfolio turnover rate(i)	71%	63%	51%	64%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%(j)	0.04%(j)	0.04%	0.03%	0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022	February 28, 2021
$3,699,861	$27,980,578
3.67%	2.49%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 5.52% to total return.
(e)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.21%

(f)	EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees, had a positive impact to total return, adding 1.58% to each class’s total return (Note).
(g)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(h)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 1.20%.
(i)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	84%	83%	60%	N/A	N/A

(j)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL EQUITY FUND
	Class I Shares
	Year Ended February 28/29,			Period from May 24, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$23.55	$21.72	$23.08	$25.79
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.58	0.68	0.85	0.44 (b)
Net realized and unrealized gain (loss)	3.69	2.85	(1.36)	(2.05)
Total from investment operations	4.27	3.53	(0.51)	(1.61)
Less distributions to shareholders:
From net investment income	(0.94)	(1.70)	(0.85)	(1.10)
Total distributions	(0.94)	(1.70)	(0.85)	(1.10)
Net asset value, end of period	$26.88	$23.55	$21.72	$23.08
Total Return(c)	18.55%(d)	16.78%	(2.03)%	(6.27)%(e),**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,732	$4,774	$2,804	$3,021
Net expenses to average daily net assets(f)	1.76%(g)	0.84%	0.83%	0.89%*
Net investment income (loss) to average daily net assets(a)	2.32%	3.01%	4.08%	2.35%(b),*
Portfolio turnover rate(h)	71%	63%	51%	64%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%(i)	0.04%(i)	0.04%	0.03%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$2,264
1.63%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 5.51% to total return.
(e)
EU tax reclaim payments and related interest received during the period, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding 0.16% to Class I’s total return (Note). Class I commenced operations on May 24, 2021.

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.90%.
(h)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	84%	83%	60%	N/A

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL OPPORTUNISTIC VALUE FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$14.34	$13.17	$14.30	$15.98	$13.57
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.60	0.40	0.52	0.63 (b)	0.34
Net realized and unrealized gain (loss)	1.62	1.18	(0.93)	0.14	2.42
Total from investment operations	2.22	1.58	(0.41)	0.77	2.76
Less distributions to shareholders:
From net investment income	(0.75)	(0.28)	(0.48)	(0.76)	(0.35)
From net realized gains	(0.60)	(0.13)	(0.24)	(1.69)	—
Total distributions	(1.35)	(0.41)	(0.72)	(2.45)	(0.35)
Net asset value, end of period	$15.21	$14.34	$13.17	$14.30	$15.98
Total Return(c)	16.23%(d)	12.08%	(2.42)%	4.77%(e)	20.53%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$30,690	$54,986	$30,686	$31,781	$38,960
Net expenses to average daily net assets(f)	0.78%(g)	0.68%	0.68%	0.84%(h)	0.73%
Net investment income (loss) to average daily net assets(a)	3.98%	2.86%	4.06%	3.78%(b)	2.47%
Portfolio turnover rate(i)	49%	57%	93%	86%	75%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%(j)	0.12%(j)	0.70%	0.60%(j)	0.54%(j)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$61,519
3.62%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 0.48% to total return.
(e)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2022
0.14%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.10%.
(h)	Net expenses include non-recurring contingent legal fees attributed to EU tax reclaims. The net expense ratio excluding these legal fees is 0.73% (Note).
(i)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	59%	91%	134%	107%	77%

(j)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL OPPORTUNISTIC VALUE FUND
	Class IV Shares
	Year Ended February 28,	Period from September 25, 2023 (commencement of operations) through February 29,
	2025	2024
Net asset value, beginning of period	$14.31	$13.92
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.54	0.13
Net realized and unrealized gain (loss)	1.67	0.68
Total from investment operations	2.21	0.81
Less distributions to shareholders:
From net investment income	(0.76)	(0.29)
From net realized gains	(0.60)	(0.13)
Total distributions	(1.36)	(0.42)
Net asset value, end of period	$15.16	$14.31
Total Return(b)	16.23%(c)	5.85%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$357,366	$308,786
Net expenses to average daily net assets(d)	0.74%(e)	0.64%*
Net investment income (loss) to average daily net assets(a)	3.58%	2.12%*
Portfolio turnover rate(f)	49%	57%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%(g)	0.10%(g),*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 0.48% to total return.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.09%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024
Portfolio turnover rate including transactions in USTF	59%	91%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL OPPORTUNISTIC VALUE FUND
Class R6 Shares
Period from April 8, 2024 (commencement of operations) through February 28,
2025
Net asset value, beginning of period	$15.13
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.43
Net realized and unrealized gain (loss)	0.99
Total from investment operations	1.42
Less distributions to shareholders:
From net investment income	(0.76)
From net realized gains	(0.60)
Total distributions	(1.36)
Net asset value, end of period	$15.19
Total Return(b)	10.11%(c),**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$22,095
Net expenses to average daily net assets(d)	0.79%(e),*
Net investment income (loss) to average daily net assets(a)	3.17%*
Portfolio turnover rate(f)	49%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%(g),*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 0.46% to total return.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.10%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

February 28, 2025
Portfolio turnover rate including transactions in USTF	59%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL OPPORTUNISTIC VALUE FUND
	Class I Shares
	Year Ended February 28,	Period from August 14, 2023 (commencement of operations) through February 29,
	2025	2024
Net asset value, beginning of period	$14.31	$13.92
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.52	0.15
Net realized and unrealized gain (loss)	1.67	0.64
Total from investment operations	2.19	0.79
Less distributions to shareholders:
From net investment income	(0.74)	(0.27)
From net realized gains	(0.60)	(0.13)
Total distributions	(1.34)	(0.40)
Net asset value, end of period	$15.16	$14.31
Total Return(b)	16.10%(c)	5.72%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$62	$54
Net expenses to average daily net assets(d)	0.91%(e)	0.78%*
Net investment income (loss) to average daily net assets(a)	3.43%	2.02%*
Portfolio turnover rate(f)	49%	57%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	5.22%(g)	0.10%(g),*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 0.48% to total return.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.10%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024
Portfolio turnover rate including transactions in USTF	59%	91%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

JAPAN VALUE CREATION FUND
	Class III Shares
	Year Ended February 28/29,			Period from December 30, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$19.67	$16.86	$19.71	$19.81
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.42	0.37	0.39	(0.03)
Net realized and unrealized gain (loss)	0.80	3.30	(2.27)	(0.07)
Total from investment operations	1.22	3.67	(1.88)	(0.10)
Less distributions to shareholders:
From net investment income	(0.50)	(0.86)	(0.16)	—
From net realized gains	—	—	(0.81)	—
Total distributions	(0.50)	(0.86)	(0.97)	—
Net asset value, end of period	$20.39	$19.67	$16.86	$19.71
Total Return(b)	6.25%	22.17%	(9.21)%	(0.50)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,337	$29,049	$24,808	$23,673
Net expenses to average daily net assets(c)	0.68%	0.67%	0.67%	0.66%*
Net investment income (loss) to average daily net assets(a)	2.06%	2.03%	2.37%	(0.55)%*
Portfolio turnover rate(d)	23%	33%	39%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%	0.16%	0.15%	0.15%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	32%	N/A	N/A	N/A

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

JAPAN VALUE CREATION FUND
	Class VI Shares
	Year Ended February 28/29,				Period from September 14, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.67	$16.87	$19.71	$23.47	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.38	0.42	0.41	0.43	0.17
Net realized and unrealized gain (loss)	0.87	3.26	(2.27)	(0.71)	3.59
Total from investment operations	1.25	3.68	(1.86)	(0.28)	3.76
Less distributions to shareholders:
From net investment income	(0.52)	(0.88)	(0.17)	(1.50)	(0.28)
From net realized gains	—	—	(0.81)	(1.98)	(0.01)
Total distributions	(0.52)	(0.88)	(0.98)	(3.48)	(0.29)
Net asset value, end of period	$20.40	$19.67	$16.87	$19.71	$23.47
Total Return(b)	6.41%	22.21%	(9.11)%	(1.45)%	18.82%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$121,619	$82,521	$81,148	$133,035	$163,872
Net expenses to average daily net assets(c)	0.58%	0.58%	0.57%	0.57%	0.56%*
Net investment income (loss) to average daily net assets(a)	1.88%	2.28%	2.48%	1.90%	1.68%*
Portfolio turnover rate(d)	23%	33%	39%	47%	28%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%	0.16%	0.14%	0.08%	0.23%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	32%	N/A	N/A	N/A

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

JAPAN VALUE CREATION FUND
	Class I Shares
	Year Ended February 28/29,			Period from June 7, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$19.64	$16.85	$19.69	$24.95
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.27	0.24	0.42	0.12
Net realized and unrealized gain (loss)	0.92	3.41	(2.32)	(1.91)(b)
Total from investment operations	1.19	3.65	(1.90)	(1.79)
Less distributions to shareholders:
From net investment income	(0.49)	(0.86)	(0.13)	(1.49)
From net realized gains	—	—	(0.81)	(1.98)
Total distributions	(0.49)	(0.86)	(0.94)	(3.47)
Net asset value, end of period	$20.34	$19.64	$16.85	$19.69
Total Return(c)	6.13%	22.03%	(9.32)%	(7.43)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$28,055	$6,402	$1,549	$3,107
Net expenses to average daily net assets(d)	0.80%	0.78%	0.77%	0.77%*
Net investment income (loss) to average daily net assets(a)	1.33%	1.33%	2.54%	0.79%*
Portfolio turnover rate(e)	23%	33%	39%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%	0.18%	0.19%	0.12%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	32%	N/A	N/A	N/A

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. EQUITY FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$13.84	$12.54	$13.69	$14.39	$11.89
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.17	0.18	0.17	0.21	0.18
Net realized and unrealized gain (loss)	1.80	2.69	(0.45)	2.13	3.56
Total from investment operations	1.97	2.87	(0.28)	2.34	3.74
Less distributions to shareholders:
From net investment income	(0.18)	(0.17)	(0.17)	(0.19)	(0.21)
From net realized gains	(2.14)	(1.40)	(0.70)	(2.85)	(1.03)
Total distributions	(2.32)	(1.57)	(0.87)	(3.04)	(1.24)
Net asset value, end of period	$13.49	$13.84	$12.54	$13.69	$14.39
Total Return(b)	14.25%	24.56%	(1.63)%	15.80%	33.74%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$65,504	$60,657	$50,114	$80,646	$105,656
Net expenses to average daily net assets(c)	0.49%	0.48%	0.47%	0.46%	0.47%
Net investment income (loss) to average daily net assets(a)	1.20%	1.44%	1.38%	1.34%	1.47%
Portfolio turnover rate(d)	89%	88%	81%	94%	66%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%(e)	0.05%(e)	0.05%	0.04%(e)	0.04%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	97%	91%	91%	115%	81%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

U.S. EQUITY FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$13.63	$12.38	$13.52	$14.25	$11.78
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.18	0.20	0.18	0.22	0.19
Net realized and unrealized gain (loss)	1.78	2.63	(0.44)	2.11	3.53
Total from investment operations	1.96	2.83	(0.26)	2.33	3.72
Less distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.18)	(0.21)	(0.22)
From net realized gains	(2.14)	(1.40)	(0.70)	(2.85)	(1.03)
Total distributions	(2.33)	(1.58)	(0.88)	(3.06)	(1.25)
Net asset value, end of period	$13.26	$13.63	$12.38	$13.52	$14.25
Total Return(b)	14.44%	24.59%	(1.47)%	15.89%	33.92%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$81,383	$74,670	$194,846	$384,832	$245,547
Net expenses to average daily net assets(c)	0.39%	0.39%	0.38%	0.37%	0.37%
Net investment income (loss) to average daily net assets(a)	1.29%	1.56%	1.47%	1.42%	1.56%
Portfolio turnover rate(d)	89%	88%	81%	94%	66%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%(e)	0.05%(e)	0.05%	0.04%(e)	0.04%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	97%	91%	91%	115%	81%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

U.S. OPPORTUNISTIC VALUE FUND
	Class III Shares
	Year Ended February 28/29,		Period from February 15, 2023 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$22.10	$20.20	$21.07
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.51	2.38	0.02
Net realized and unrealized gain (loss)	2.41	0.58	(0.89)(b)
Total from investment operations	2.92	2.96	(0.87)
Less distributions to shareholders:
From net investment income	(0.54)	(0.41)	—
From net realized gains	(2.15)	(0.65)	—
Total distributions	(2.69)	(1.06)	—
Net asset value, end of period	$22.33	$22.10	$20.20
Total Return(c)	13.27%	15.20%	(4.13)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$36,151	$36,989	$10
Net expenses to average daily net assets(d)	0.49%	0.49%	0.47%*
Net investment income (loss) to average daily net assets(a)	2.23%	10.90%	2.30%*
Portfolio turnover rate(e)	65%	71%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(f)	0.04%(f)	0.48%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	72%	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. OPPORTUNISTIC VALUE FUND
	Class IV Shares
	Year Ended February 28/29,		Period from February 15, 2023 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$22.05	$20.20	$21.07
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.52	0.54	0.01
Net realized and unrealized gain (loss)	2.40	2.43	(0.88)(b)
Total from investment operations	2.92	2.97	(0.87)
Less distributions to shareholders:
From net investment income	(0.54)	(0.47)	—
From net realized gains	(2.15)	(0.65)	—
Total distributions	(2.69)	(1.12)	—
Net asset value, end of period	$22.28	$22.05	$20.20
Total Return(c)	13.34%	15.26%	(4.13)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$253,225	$285,242	$62,784
Net expenses to average daily net assets(d)	0.44%	0.43%	0.42%*
Net investment income (loss) to average daily net assets(a)	2.28%	2.63%	1.94%*
Portfolio turnover rate(e)	65%	71%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(f)	0.04%(f)	0.49%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	72%	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. OPPORTUNISTIC VALUE FUND
	Class VI Shares
	Year Ended February 28/29,		Period from December 13, 2022 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$22.06	$20.19	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.53	0.54	0.12
Net realized and unrealized gain (loss)	2.41	2.46	0.10
Total from investment operations	2.94	3.00	0.22
Less distributions to shareholders:
From net investment income	(0.55)	(0.48)	(0.03)
From net realized gains	(2.15)	(0.65)	—
Total distributions	(2.70)	(1.13)	(0.03)
Net asset value, end of period	$22.30	$22.06	$20.19
Total Return(b)	13.41%	15.39%	1.10%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$129,825	$143,697	$215,668
Net expenses to average daily net assets(c)	0.39%	0.39%	0.38%*
Net investment income (loss) to average daily net assets(a)	2.32%	2.67%	2.79%*
Portfolio turnover rate(d)	65%	71%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(e)	0.04%(e)	0.28%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	72%	100%	77%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. OPPORTUNISTIC VALUE FUND
	Class R6 Shares
	Year Ended February 28,	Period from August 28, 2023 (commencement of operations) through February 29,
	2025	2024
Net asset value, beginning of period	$22.03	$20.22
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.51	0.28
Net realized and unrealized gain (loss)	2.39	2.25
Total from investment operations	2.90	2.53
Less distributions to shareholders:
From net investment income	(0.53)	(0.39)
From net realized gains	(2.15)	(0.33)
Total distributions	(2.68)	(0.72)
Net asset value, end of period	$22.25	$22.03
Total Return(b)	13.25%	12.85%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,953	$1,733
Net expenses to average daily net assets(c)	0.49%	0.48%*
Net investment income (loss) to average daily net assets(a)	2.24%	2.66%*
Portfolio turnover rate(d)	65%	71%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(e)	0.04%(e),*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024
Portfolio turnover rate including transactions in USTF	72%	100%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. OPPORTUNISTIC VALUE FUND
	Class I Shares
	Year Ended February 28/29,		Period from February 15, 2023 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$22.03	$20.20	$21.07
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.48	0.51	0.01
Net realized and unrealized gain (loss)	2.40	2.44	(0.88)(b)
Total from investment operations	2.88	2.95	(0.87)
Less distributions to shareholders:
From net investment income	(0.51)	(0.47)	—
From net realized gains	(2.15)	(0.65)	—
Total distributions	(2.66)	(1.12)	—
Net asset value, end of period	$22.25	$22.03	$20.20
Total Return(c)	13.12%	15.14%	(4.13)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$63,165	$74,100	$5
Net expenses to average daily net assets(d)	0.61%	0.59%	0.57%*
Net investment income (loss) to average daily net assets(a)	2.10%	2.50%	1.73%*
Portfolio turnover rate(e)	65%	71%	47%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(f)	0.03%(f)	0.47%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	72%	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

U.S. SMALL CAP VALUE FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.09	$17.19	$19.74	$24.99	$18.06
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.36	0.34	0.30	0.33	0.30
Net realized and unrealized gain (loss)	1.39	1.91	(1.08)	2.89	6.96
Total from investment operations	1.75	2.25	(0.78)	3.22	7.26
Less distributions to shareholders:
From net investment income	(0.35)	(0.35)	(0.45)	(0.39)	(0.33)
From net realized gains	—	—	(1.32)	(8.08)	—
Total distributions	(0.35)	(0.35)	(1.77)	(8.47)	(0.33)
Net asset value, end of period	$20.49	$19.09	$17.19	$19.74	$24.99
Total Return(b)	9.02%	13.27%	(2.86)%	13.21%	40.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$35,471	$34,842	$29,428	$253,810	$372,498
Net expenses to average daily net assets(c)	0.47%	0.48%	0.45%	0.42%	0.41%
Net investment income (loss) to average daily net assets(a)	1.74%	1.96%	1.71%	1.32%	1.67%
Portfolio turnover rate(d)	89%	81%	60%	62%	86%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.16%(e)	0.17%(e)	—	0.00%(e),(f)	0.00%(e),(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	90%	89%	69%	71%	98%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

SMALL CAP QUALITY FUND
	Class III Shares
	Year Ended February 28/29,		Period from November 15, 2022 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$24.39	$22.12	$22.96
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.05	0.06	0.01
Net realized and unrealized gain (loss)	(0.09)	5.14	1.03
Total from investment operations	(0.04)	5.20	1.04
Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.01)
From net realized gains	(1.57)	(2.87)	(1.87)
Total distributions	(1.62)	(2.93)	(1.88)
Net asset value, end of period	$22.73	$24.39	$22.12
Total Return(b)	(0.81)%	24.95%	4.57%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$54,496	$17,315	$13,391
Net expenses to average daily net assets(c)	0.75%	0.75%	0.75%*
Net investment income (loss) to average daily net assets(a)	0.20%	0.25%	0.19%*
Portfolio turnover rate(d)	51%	37%	77%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%(e)	0.21%(e)	0.85%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	77%	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

SMALL CAP QUALITY FUND
	Class VI Shares
	Year Ended February 28/29,		Period from September 20, 2022 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$24.41	$22.13	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.08	0.08	0.02
Net realized and unrealized gain (loss)	(0.09)	5.15	4.00
Total from investment operations	(0.01)	5.23	4.02
Less distributions to shareholders:
From net investment income	(0.07)	(0.07)	(0.02)
From net realized gains	(1.57)	(2.88)	(1.87)
Total distributions	(1.64)	(2.95)	(1.89)
Net asset value, end of period	$22.76	$24.41	$22.13
Total Return(b)	(0.72)%	25.06%	20.10%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$49,662	$64,312	$51,566
Net expenses to average daily net assets(c)	0.66%	0.66%	0.66%*
Net investment income (loss) to average daily net assets(a)	0.32%	0.34%	0.25%*
Portfolio turnover rate(d)	51%	37%	77%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%(e)	0.21%(e)	0.39%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	77%	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

SMALL CAP QUALITY FUND
	Class I Shares
	Year Ended February 28/29,		Period from November 15, 2022 (commencement of operations) through February 28,
	2025	2024	2023
Net asset value, beginning of period	$24.38	$22.11	$22.96
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.05	0.08	0.01
Net realized and unrealized gain (loss)	(0.09)	5.12	1.02
Total from investment operations	(0.04)	5.20	1.03
Less distributions to shareholders:
From net investment income	(0.05)	(0.05)	(0.01)
From net realized gains	(1.57)	(2.88)	(1.87)
Total distributions	(1.62)	(2.93)	(1.88)
Net asset value, end of period	$22.72	$24.38	$22.11
Total Return(b)	(0.81)%	24.93%	4.51%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$287,490	$122,328	$21
Net expenses to average daily net assets(c)	0.75%	0.75%	0.75%*
Net investment income (loss) to average daily net assets(a)	0.21%	0.35%	0.09%*
Portfolio turnover rate(d)	51%	37%	77%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.17%(e)	0.31%(e)	0.61%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023
Portfolio turnover rate including transactions in USTF	77%	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

EMERGING MARKETS FUND
	Class II Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.81	$21.87	$29.81	$36.70	$30.75
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.90 (b)	1.31 (b)	1.04	1.21	0.86
Net realized and unrealized gain (loss)	(0.19)	2.31	(7.23)	(6.58)	6.36
Total from investment operations	0.71	3.62	(6.19)	(5.37)	7.22
Less distributions to shareholders:
From net investment income	(1.24)	(1.68)	(1.75)	(1.52)	(1.27)
Total distributions	(1.24)	(1.68)	(1.75)	(1.52)	(1.27)
Net asset value, end of period	$23.28	$23.81	$21.87	$29.81	$36.70
Total Return(c)	2.89%(d)	17.55%(d)	(20.78)%	(15.13)%	23.89%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$112,376	$129,497	$151,666	$262,449	$291,833
Net expenses to average daily net assets(e)	1.03%	0.96%	0.95%	0.92%	0.93%
Net investment income (loss) to average daily net assets(a)	3.67%(b)	5.82%(b)	4.32%	3.34%	2.73%
Portfolio turnover rate	118%(f)	109%(f)	128%(f)	102%	102%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%(g)	0.10%(g)	0.05%	0.03%	0.07%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, and interest payments in respect of capital gain tax refunds in connection with certain Fund holdings (Note). Excluding the net EU reclaim and interest payments in respect of capital gain tax refunds amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025	February 29, 2024
$88,320	$456,929
3.60%	5.47%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and interest payments in respect of capital gain tax refunds received during the year, net of IRS closing agreement fees and non-
recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return
(Note):

February 28, 2025	February 29, 2024
0.07%	0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	141%	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING MARKETS FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.21	$21.96	$29.91	$36.81	$30.84
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.92 (b)	1.45 (b)	1.22	1.27	0.76
Net realized and unrealized gain (loss)	(0.19)	2.23	(7.42)	(6.64)	6.51
Total from investment operations	0.73	3.68	(6.20)	(5.37)	7.27
Less distributions to shareholders:
From net investment income	(1.26)	(1.43)	(1.75)	(1.53)	(1.30)
Total distributions	(1.26)	(1.43)	(1.75)	(1.53)	(1.30)
Net asset value, end of period	$23.68	$24.21	$21.96	$29.91	$36.81
Total Return(c)	2.94%(d)	17.63%(d)	(20.73)%	(15.08)%	23.99%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$40	$40	$72	$267,177	$501,907
Net expenses to average daily net assets(e)	0.97%	0.91%	0.90%	0.87%	0.88%
Net investment income (loss) to average daily net assets(a)	3.68%(b)	6.40%(b)	5.01%	3.47%	2.36%
Portfolio turnover rate	118%(f)	109%(f)	128%(f)	102%	102%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%(g)	0.07%(g)	0.02%	0.01%	0.04%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, and interest payments in respect of capital gain tax refunds in connection with certain Fund holdings (Note). Excluding the net EU reclaim and interest payments in respect of capital gain tax refunds amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025	February 29, 2024
$30	$210
3.61%	6.05%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and interest payments in respect of capital gain tax refunds received during the year, net of IRS closing agreement fees and non-
recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return
(Note):

February 28, 2025	February 29, 2024
0.07%	0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	141%	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING MARKETS FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.57	$21.67	$29.56	$36.41	$30.52
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.92 (b)	1.41 (b)	1.14	1.33	0.87
Net realized and unrealized gain (loss)	(0.18)	2.22	(7.24)	(6.59)	6.36
Total from investment operations	0.74	3.63	(6.10)	(5.26)	7.23
Less distributions to shareholders:
From net investment income	(1.28)	(1.73)	(1.79)	(1.59)	(1.34)
Total distributions	(1.28)	(1.73)	(1.79)	(1.59)	(1.34)
Net asset value, end of period	$23.03	$23.57	$21.67	$29.56	$36.41
Total Return(c)	3.07%(d)	17.77%(d)	(20.62)%	(14.98)%	24.11%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$183,206	$250,903	$598,337	$1,244,914	$1,787,607
Net expenses to average daily net assets(e)	0.85%	0.78%	0.77%	0.74%	0.75%
Net investment income (loss) to average daily net assets(a)	3.81%(b)	6.33%(b)	4.77%	3.69%	2.75%
Portfolio turnover rate	118%(f)	109%(f)	128%(f)	102%	102%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10%(g)	0.11%(g)	0.06%	0.05%	0.08%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, and interest payments in respect of capital gain tax refunds in connection with certain Fund holdings (Note). Excluding the net EU reclaim and interest payments in respect of capital gain tax refunds amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025	February 29, 2024
$143,636	$1,540,135
3.74%	5.99%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and interest payments in respect of capital gain tax refunds received during the year, net of IRS closing agreement fees and non-
recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return
(Note):

February 28, 2025	February 29, 2024
0.07%	0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	141%	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING MARKETS FUND
	Class R6 Shares
	Year Ended February 28/29,				Period from March 31, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.81	$21.88	$29.78	$36.67	$26.05
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.88 (b)	1.31 (b)	1.14	1.15	0.72
Net realized and unrealized gain (loss)	(0.17)	2.31	(7.32)	(6.51)	11.20
Total from investment operations	0.71	3.62	(6.18)	(5.36)	11.92
Less distributions to shareholders:
From net investment income	(1.24)	(1.69)	(1.72)	(1.53)	(1.30)
Total distributions	(1.24)	(1.69)	(1.72)	(1.53)	(1.30)
Net asset value, end of period	$23.28	$23.81	$21.88	$29.78	$36.67
Total Return(c)	2.91%(d)	17.54%(d)	(20.76)%	(15.13)%	46.24%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$13,041	$12,317	$11,042	$40,197	$43,664
Net expenses to average daily net assets(e)	1.03%	0.96%	0.95%	0.93%	0.93%*
Net investment income (loss) to average daily net assets(a)	3.59%(b)	5.80%(b)	4.74%	3.18%	2.39%*
Portfolio turnover rate	118%(f)	109%(f)	128%(f)	102%	102%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%(g)	0.11%(g)	0.04%	0.03%	0.05%(g),*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, and interest payments in respect of capital gain tax refunds in connection with certain Fund holdings (Note). Excluding the net EU reclaim and interest payments in respect of capital gain tax refunds amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025	February 29, 2024
$9,376	$38,968
3.52%	5.45%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and interest payments in respect of capital gain tax refunds received during the year, net of IRS closing agreement fees and non-
recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return
(Note):

February 28, 2025	February 29, 2024
0.07%	0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	141%	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

EMERGING MARKETS FUND
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.76	$21.83	$29.75	$36.66	$30.75
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.93 (b)	1.35 (b)	1.06	1.13	0.52
Net realized and unrealized gain (loss)	(0.25)	2.25	(7.24)	(6.52)	6.68
Total from investment operations	0.68	3.60	(6.18)	(5.39)	7.20
Less distributions to shareholders:
From net investment income	(1.21)	(1.67)	(1.74)	(1.52)	(1.29)
Total distributions	(1.21)	(1.67)	(1.74)	(1.52)	(1.29)
Net asset value, end of period	$23.23	$23.76	$21.83	$29.75	$36.66
Total Return(c)	2.79%(d)	17.48%(d)	(20.80)%	(15.20)%	23.83%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$61,959	$65,537	$86,689	$119,995	$79,824
Net expenses to average daily net assets(e)	1.11%	1.03%	1.00%	0.98%	0.98%
Net investment income (loss) to average daily net assets(a)	3.80%(b)	6.02%(b)	4.42%	3.14%	1.55%
Portfolio turnover rate	118%(f)	109%(f)	128%(f)	102%	102%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.13%(g)	0.17%(g)	0.12%	0.10%	0.10%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, and interest payments in respect of capital gain tax refunds in connection with certain Fund holdings (Note). Excluding the net EU reclaim and interest payments in respect of capital gain tax refunds amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025	February 29, 2024
$44,220	$256,866
3.73%	5.68%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and interest payments in respect of capital gain tax refunds received during the year, net of IRS closing agreement fees and non-
recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return
(Note):

February 28, 2025	February 29, 2024
0.07%	0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	141%	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING MARKETS EX-CHINA FUND
	Class III Shares
	Year Ended February 28/29,			Period from November 17, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$15.47	$13.33	$16.65	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.45	0.72	0.72	0.15
Net realized and unrealized gain (loss)	(0.87)	2.44	(3.42)	(3.37)
Total from investment operations	(0.42)	3.16	(2.70)	(3.22)
Less distributions to shareholders:
From net investment income	(0.98)	(1.02)	(0.56)	(0.13)
From net realized gains	(2.77)	—	(0.06)	—
Total distributions	(3.75)	(1.02)	(0.62)	(0.13)
Net asset value, end of period	$11.30	$15.47	$13.33	$16.65
Total Return(b)	(3.91)%	24.10%	(16.04)%	(16.20)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$33,602	$41,481	$28,548	$14,810
Net expenses to average daily net assets(c)	0.81%	0.80%	0.80%	0.80%*
Net investment income (loss) to average daily net assets(a)	3.18%	5.02%	5.26%	2.52%*
Portfolio turnover rate(d)	86%	84%	126%	43%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.58%(e)	0.11%(e)	0.08%	0.16%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	103%	123%	140%	43%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

EMERGING MARKETS EX-CHINA FUND
	Class VI Shares
	Year Ended February 28/29,			Period from October 18, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$15.48	$13.34	$16.66	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.54	0.78	0.74	0.17
Net realized and unrealized gain (loss)	(0.93)	2.39	(3.43)	(3.38)
Total from investment operations	(0.39)	3.17	(2.69)	(3.21)
Less distributions to shareholders:
From net investment income	(0.99)	(1.03)	(0.57)	(0.13)
From net realized gains	(2.77)	—	(0.06)	—
Total distributions	(3.76)	(1.03)	(0.63)	(0.13)
Net asset value, end of period	$11.33	$15.48	$13.34	$16.66
Total Return(b)	(3.66)%	24.22%	(15.97)%	(16.15)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$36,736	$195,810	$226,245	$282,287
Net expenses to average daily net assets(c)	0.68%	0.67%	0.67%	0.67%*
Net investment income (loss) to average daily net assets(a)	3.64%	5.46%	5.39%	2.36%*
Portfolio turnover rate(d)	86%	84%	126%	43%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.43%(e)	0.15%(e)	0.12%	0.20%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	103%	123%	140%	43%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

HIGH YIELD FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$17.79	$16.73	$18.61	$20.90	$19.94
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.65	0.64	0.32	0.21	0.64
Net realized and unrealized gain (loss)	1.01	1.20	(0.87)	0.13	0.77
Total from investment operations	1.66	1.84	(0.55)	0.34	1.41
Less distributions to shareholders:
From net investment income	(2.42)	(0.78)	(1.30)	(0.68)	(0.40)
From net realized gains	—	—	(0.03)	(1.95)	(0.05)
Total distributions	(2.42)	(0.78)	(1.33)	(2.63)	(0.45)
Net asset value, end of period	$17.03	$17.79	$16.73	$18.61	$20.90
Total Return(b)	9.95%	11.03%	(2.90)%	1.35%	7.21%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$133,424	$159,413	$257,215	$84,586	$94,545
Net operating expenses to average daily net assets(c)	0.46%	0.46%	0.46%	0.51%	0.52%(d)
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	—	—	0.00%(f)	0.00%(f)	0.00%(f)
Total net expenses to average daily net assets(c)	0.46%	0.46%	0.46%	0.51%	0.52%(d)
Net investment income (loss) to average daily net assets(a)	3.67%	3.70%	1.86%	1.05%	3.23%
Portfolio turnover rate(g)	115%	94%	31%	98%	288%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%	0.06%	0.01%	0.03%	0.00%(f),(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)	Includes recoupment of past reimbursed and/or waived fees .
(e)
Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)	Rounds to less than 0.01%.
(g)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	N/A	N/A	N/A	N/A	317%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

HIGH YIELD FUND
	Class I Shares
	Year Ended February 28/29,	Period from April 13, 2023 (commencement of operations) through February 29,
	2025	2024
Net asset value, beginning of period	$17.78	$17.15
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.59	0.54
Net realized and unrealized gain (loss)	1.04	0.86
Total from investment operations	1.63	1.40
Less distributions to shareholders:
From net investment income	(2.41)	(0.77)
Total distributions	(2.41)	(0.77)
Net asset value, end of period	$17.00	$17.78
Total Return(b)	9.75%	8.20%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$758	$92
Net expenses to average daily net assets(c)	0.65%	0.60%*
Net investment income (loss) to average daily net assets(a)	3.42%	3.47%*
Portfolio turnover rate	115%	94%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	1.37%	0.47%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

EMERGING COUNTRY DEBT FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.90	$17.71	$21.34	$25.54	$27.38
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.40	1.27	1.28	1.42	1.56
Net realized and unrealized gain (loss)	1.61	1.82	(2.52)	(3.16)	(0.85)
Total from investment operations	3.01	3.09	(1.24)	(1.74)	0.71
Less distributions to shareholders:
From net investment income	(1.35)	(1.90)	(2.39)	(1.82)	(1.93)
From net realized gains	—	—	—	(0.64)	(0.62)
Total distributions	(1.35)	(1.90)	(2.39)	(2.46)	(2.55)
Net asset value, end of period	$20.56	$18.90	$17.71	$21.34	$25.54
Total Return(b)	16.21%	18.14%	(5.52)%	(7.83)%	2.67%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$928,858	$1,085,552	$1,222,989	$942,565	$1,010,106
Net operating expenses to average daily net assets(c)	0.54%	0.54%	0.54%	0.53%	0.54%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.06%	0.04%	0.00%(e)	—	0.00%(e)
Total net expenses to average daily net assets(c)	0.60%	0.58%	0.54%	0.53%	0.54%
Net investment income (loss) to average daily net assets(a)	6.98%	6.96%	6.75%	5.62%	6.02%
Portfolio turnover rate(f)	35%	20%	32%	34%	56%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—	0.00%(e),(g)	—	0.00%(e),(g)	0.00%(e),(g)
Purchase premiums and redemption fees consisted of the following per share amounts :†	$0.02	$0.04	$0.02	$0.02	$0.03

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	N/A	20%	32%	33%	55%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING COUNTRY DEBT FUND
	Class IV Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.86	$17.67	$21.30	$25.50	$27.34
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.41	1.27	1.28	1.41	1.39
Net realized and unrealized gain (loss)	1.62	1.82	(2.51)	(3.14)	(0.66)
Total from investment operations	3.03	3.09	(1.23)	(1.73)	0.73
Less distributions to shareholders:
From net investment income	(1.37)	(1.90)	(2.40)	(1.83)	(1.95)
From net realized gains	—	—	—	(0.64)	(0.62)
Total distributions	(1.37)	(1.90)	(2.40)	(2.47)	(2.57)
Net asset value, end of period	$20.52	$18.86	$17.67	$21.30	$25.50
Total Return(b)	16.34%	18.22%	(5.48)%	(7.82)%	2.73%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,242,784	$955,908	$1,170,559	$1,531,528	$3,218,116
Net operating expenses to average daily net assets(c)	0.48%	0.49%	0.49%	0.48%	0.49%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.07%	0.04%	0.00%(e)	—	0.00%(e)
Total net expenses to average daily net assets(c)	0.55%	0.53%	0.49%	0.48%	0.49%
Net investment income (loss) to average daily net assets(a)	7.03%	7.02%	6.78%	5.56%	5.38%
Portfolio turnover rate(f)	35%	20%	32%	34%	56%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—	0.00%(e),(g)	—	0.00%(e),(g)	0.00%(e),(g)
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.03	$0.02	$0.02	$0.03

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	N/A	20%	32%	33%	55%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

EMERGING COUNTRY DEBT FUND
	Class VI Shares
	Year Ended February 28/29,			Period from July 29, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$18.85	$17.66	$21.30	$25.89
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.41	1.28	1.27	0.77
Net realized and unrealized gain (loss)	1.61	1.82	(2.51)	(3.60)
Total from investment operations	3.02	3.10	(1.24)	(2.83)
Less distributions to shareholders:
From net investment income	(1.37)	(1.91)	(2.40)	(1.55)
From net realized gains	—	—	—	(0.21)
Total distributions	(1.37)	(1.91)	(2.40)	(1.76)
Net asset value, end of period	$20.50	$18.85	$17.66	$21.30
Total Return(b)	16.33%	18.27%	(5.49)%	(11.63)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$162,899	$236,087	$392,813	$1,255,123
Net operating expenses to average daily net assets(c)	0.44%	0.44%	0.44%	0.43%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.06%	0.04%	0.00%(e)	—
Total net expenses to average daily net assets(c)	0.50%	0.48%	0.44%	0.43%*
Net investment income (loss) to average daily net assets(a)	7.09%	7.06%	6.68%	5.35%*
Portfolio turnover rate(f)	35%	20%	32%	34%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—	0.00%(e),(g)	—	0.00%(e),(g),*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.04	$0.02	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	N/A	20%	32%	33%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

OPPORTUNISTIC INCOME FUND
	Class III Shares
	Year Ended February 28/29,			Period from February 1, 2022 (commencement of operations through February 28,	Period from July 21, 2021 (commencement of operations) through December 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.00	$24.11	$25.56	$25.66	$25.88
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.40	1.51	1.05	0.07	0.44
Net realized and unrealized gain (loss)	0.23	0.01	(1.23)	(0.17)	(0.33)
Total from investment operations	1.63	1.52	(0.18)	(0.10)	0.11
Less distributions to shareholders:
From net investment income	(1.18)	(1.63)	(0.90)	—	(0.42)
From net realized gains	—	—	(0.37)	—	—
Total distributions	(1.18)	(1.63)	(1.27)	—	(0.42)
Net asset value, end of period	$24.45	$24.00	$24.11	$25.56	$25.57
Total Return(b)	6.98%	6.44%	(0.66)%	(0.39)%**	0.43%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$118,769	$69,589	$48,101	$12,281	$13,847
Net operating expenses to average daily net assets(c)	0.58%	0.57%	0.56%	0.70%*	0.56%*
Interest and/or dividend expenses to average daily net assets(d)	—	0.00%(e)	0.00%(e)	0.00%(e),*	0.00%(e),*
Total net expenses to average daily net assets(c)	0.58%	0.57%	0.56%	0.70%*	0.56%*
Net investment income (loss) to average daily net assets(a)	5.79%	6.19%	4.19%	3.92%*	3.84%*
Portfolio turnover rate(f)	277%	160%	73%	95%**	95%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(g)	0.04%(g)	0.06%	0.08%*	0.04%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	275%	159%	72%	94%	45%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

OPPORTUNISTIC INCOME FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.00	$24.10	$25.56	$25.84	$26.15
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.43	1.52	1.11	0.81	1.06
Net realized and unrealized gain (loss)	0.22	0.03	(1.27)	(0.55)	(0.31)
Total from investment operations	1.65	1.55	(0.16)	0.26	0.75
Less distributions to shareholders:
From net investment income	(1.20)	(1.65)	(0.93)	(0.54)	(1.06)
From net realized gains	—	—	(0.37)	—	—
Total distributions	(1.20)	(1.65)	(1.30)	(0.54)	(1.06)
Net asset value, end of period	$24.45	$24.00	$24.10	$25.56	$25.84
Total Return(b)	7.07%	6.56%	(0.58)%	1.00%	2.95%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$158,635	$246,187	$389,295	$375,117	$477,457
Net operating expenses to average daily net assets(c)	0.48%	0.48%	0.47%	0.47%	0.47%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	—	0.00%(e)	0.00%(e)	0.00%(e)	0.00%(e)
Total net expenses to average daily net assets(c)	0.48%	0.48%	0.47%	0.47%	0.47%
Net investment income (loss) to average daily net assets(a)	5.90%	6.24%	4.52%	3.13%	4.12%
Portfolio turnover rate(f)	277%	160%	73%	95%	43%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(g)	0.03%(g)	0.05%	0.05%(g)	0.05%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	275%	159%	72%	94%	45%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

OPPORTUNISTIC INCOME FUND
	Class R6 Shares
	Year Ended February 28/29,			Period from May 19, 2021 (commencement of operations) through February 28,
	2025	2024	2023	2022
Net asset value, beginning of period	$23.91	$24.02	$25.48	$25.86
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.38	1.50	1.08	0.67
Net realized and unrealized gain (loss)	0.25	0.01	(1.27)	(0.51)
Total from investment operations	1.63	1.51	(0.19)	0.16
Less distributions to shareholders:
From net investment income	(1.19)	(1.62)	(0.90)	(0.54)
From net realized gains	—	—	(0.37)	—
Total distributions	(1.19)	(1.62)	(1.27)	(0.54)
Net asset value, end of period	$24.35	$23.91	$24.02	$25.48
Total Return(b)	6.96%	6.43%	(0.68)%	0.62%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$317,487	$178,391	$186,230	$152,877
Net operating expenses to average daily net assets(c)	0.58%	0.57%	0.56%	0.58%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	—	0.00%(e)	0.00%(e)	0.00%(e),*
Total net expenses to average daily net assets(c)	0.58%	0.57%	0.56%	0.58%*
Net investment income (loss) to average daily net assets(a)	5.73%	6.16%	4.42%	3.29%*
Portfolio turnover rate(f)	277%	160%	73%	95%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%(g)	0.04%(g)	0.05%	0.05%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	275%	159%	72%	94%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

OPPORTUNISTIC INCOME FUND
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$23.95	$24.06	$25.51	$25.80	$26.12
Income (loss) from investment operations:
Net investment income (loss)(a),†	1.37	1.48	1.06	0.77	0.89
Net realized and unrealized gain (loss)	0.23	0.01	(1.26)	(0.57)	(0.18)
Total from investment operations	1.60	1.49	(0.20)	0.20	0.71
Less distributions to shareholders:
From net investment income	(1.16)	(1.60)	(0.88)	(0.49)	(1.03)
From net realized gains	—	—	(0.37)	—	—
Total distributions	(1.16)	(1.60)	(1.25)	(0.49)	(1.03)
Net asset value, end of period	$24.39	$23.95	$24.06	$25.51	$25.80
Total Return(b)	6.84%	6.33%	(0.73)%	0.77%	2.79%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$894,980	$936,022	$503,531	$443,602	$417,150
Net operating expenses to average daily net assets(c)	0.69%	0.67%	0.66%	0.67%	0.68%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	—	0.00%(e)	0.00%(e)	0.00%(e)	0.00%(e)
Total net expenses to average daily net assets(c)	0.69%	0.67%	0.66%	0.67%	0.68%
Net investment income (loss) to average daily net assets(a)	5.68%	6.09%	4.33%	2.97%	3.47%
Portfolio turnover rate(f)	277%	160%	73%	95%	43%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%(g)	0.04%(g)	0.05%	0.05%(g)	0.07%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	275%	159%	72%	94%	45%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

ALTERNATIVE ALLOCATION FUNDπ
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.40	$18.49	$18.08	$18.99	$19.45
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.27	0.58 (b)	0.26	0.05	(0.02)
Net realized and unrealized gain (loss)	(0.36)(c)	0.28	0.32	(0.23)	0.03 (c)
Total from investment operations	(0.09)	0.86	0.58	(0.18)	0.01
Less distributions to shareholders:
From net investment income	(0.50)	(0.95)	—	—	(0.47)
From net realized gains	(0.08)	—	(0.17)	(0.73)	—
Total distributions	(0.58)	(0.95)	(0.17)	(0.73)	(0.47)
Net asset value, end of period	$17.73	$18.40	$18.49	$18.08	$18.99
Total Return(d)	(0.43)%	4.68%(e)	3.25%	(0.99)%	0.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$601,324	$45,347	$49,257	$130,896	$230,386
Net operating expenses to average daily net assets(f)	0.84%	0.82%	0.81%	0.80%	0.76%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(g)	1.66%	0.85%	0.61%	0.51%	0.49%
Total net expenses to average daily net assets(f)	2.50%	1.67%	1.42%	1.31%	1.25%
Net investment income (loss) to average daily net assets(a)	1.47%	3.15%(b)	1.44%	0.29%	(0.10)%
Portfolio turnover rate(h)	1,129%	514%	337%	572%	410%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.18%	0.34%	0.35%	0.17%	0.15%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$115,562
2.90%

(c)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.24%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(h)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	1,119%	N/A	N/A	572%	411%

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

ALTERNATIVE ALLOCATION FUNDπ
	Class R6 Shares
	Year Ended February 28/29,				Period from July 31, 2020 (commencement of operations) through February 28,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.50	$18.58	$18.18	$18.95	$19.33
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.35	0.56 (b)	0.23	(0.00)(c)	(0.03)
Net realized and unrealized gain (loss)	(0.46)(d)	0.29	0.34	(0.04)	0.07 (d)
Total from investment operations	(0.11)	0.85	0.57	(0.04)	0.04
Less distributions to shareholders:
From net investment income	(0.44)	(0.93)	—	—	(0.42)
From net realized gains	(0.08)	—	(0.17)	(0.73)	—
Total distributions	(0.52)	(0.93)	(0.17)	(0.73)	(0.42)
Net asset value, end of period	$17.87	$18.50	$18.58	$18.18	$18.95
Total Return(e)	(0.53)%	4.60%(f)	3.17%	(0.23)%	0.16%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$8	$6	$4	$22	$478
Net operating expenses to average daily net assets(g)	0.99%	0.98%	0.98%	0.97%	0.93%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(h)	1.16%	0.85%	0.61%	0.58%	0.53%*
Total net expenses to average daily net assets(g)	2.15%	1.83%	1.59%	1.55%	1.46%*
Net investment income (loss) to average daily net assets(a)	1.91%	2.98%(b)	1.27%	0.01%	(0.26)%*
Portfolio turnover rate(i)	1,129%	514%	337%	572%	410%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(j)	0.28%	0.32%	0.35%	0.13%	0.16%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$13
2.71%

(c)	Rounds to less than $0.01.
(d)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(f)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.24%

(g)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(h)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(i)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	1,119%	N/A	N/A	572%	411%

(j)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

ALTERNATIVE ALLOCATION FUNDπ
	Class I Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.26	$18.37	$18.01	$18.96	$19.44
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.33	0.53 (b)	0.23	0.01	(0.09)
Net realized and unrealized gain (loss)	(0.46)(c)	0.27	0.30	(0.23)	0.04 (c)
Total from investment operations	(0.13)	0.80	0.53	(0.22)	(0.05)
Less distributions to shareholders:
From net investment income	(0.45)	(0.91)	—	—	(0.43)
From net realized gains	(0.08)	—	(0.17)	(0.73)	—
Total distributions	(0.53)	(0.91)	(0.17)	(0.73)	(0.43)
Net asset value, end of period	$17.60	$18.26	$18.37	$18.01	$18.96
Total Return(d)	(0.69)%	4.38%(e)	2.98%	(1.21)%	(0.30)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$106,920	$143,397	$146,410	$148,247	$268,473
Net operating expenses to average daily net assets(f)	1.11%	1.10%	1.08%	1.07%	1.02%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(g)	1.14%	0.85%	0.60%	0.50%	0.51%
Total net expenses to average daily net assets(f)	2.25%	1.95%	1.68%	1.57%	1.53%
Net investment income (loss) to average daily net assets(a)	1.86%	2.87%(b)	1.31%	0.06%	(0.44)%
Portfolio turnover rate(h)	1,129%	514%	337%	572%	410%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.32%	0.35%	0.37%	0.19%	0.15%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$352,330
2.62%

(c)
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 29, 2024
0.24%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(h)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	1,119%	N/A	N/A	572%	411%

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

ASSET ALLOCATION BOND FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.52	$20.37	$23.52	$23.88	$22.72
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.86	0.92	0.40	0.39	0.27
Net realized and unrealized gain (loss)	(0.67)	(0.71)	(3.40)	(0.31)	1.18
Total from investment operations	0.19	0.21	(3.00)	0.08	1.45
Less distributions to shareholders:
From net investment income	(0.91)	(1.06)	(0.15)	(0.44)	(0.29)
Total distributions	(0.91)	(1.06)	(0.15)	(0.44)	(0.29)
Net asset value, end of period	$18.80	$19.52	$20.37	$23.52	$23.88
Total Return(b)	1.22%	0.88%	(12.81)%	0.26%	6.39%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$41,379	$40,227	$20,131	$37,997	$58,621
Net operating expenses to average daily net assets	0.37%(c)	0.35%(c)	0.32%(c)	0.31%(c)	0.31%(c)
Total net expenses to average daily net assets	0.37%(c)	0.35%(c)	0.32%(c)	0.31%(c)	0.31%(c)
Net investment income (loss) to average daily net assets(a)	4.48%	4.61%	1.88%	1.60%	1.15%
Portfolio turnover rate(d)	84%	0%	95%	209%	30%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.28%	0.39%	0.61%	0.17%(e)	0.08%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(d)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	N/A	N/A	96%	206%	39%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

BENCHMARK-FREE FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.93	$17.79	$18.85	$19.48	$18.88
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.84 (b)	0.88	0.86	0.63	0.52
Net realized and unrealized gain (loss)	0.60	1.34	(0.98)	(0.39)	0.71
Total from investment operations	1.44	2.22	(0.12)	0.24	1.23
Less distributions to shareholders:
From net investment income	(1.12)	(1.08)	(0.94)	(0.87)	(0.63)
Total distributions	(1.12)	(1.08)	(0.94)	(0.87)	(0.63)
Net asset value, end of period	$19.25	$18.93	$17.79	$18.85	$19.48
Total Return(c)	7.77%(d),(e)	12.54%	(0.40)%	1.21%	6.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,146,671	$1,091,522	$1,152,713	$1,613,854	$2,158,496
Net operating expenses to average daily net assets(f)	0.25%(g)	0.04%	0.06%	0.03%	0.04%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(h)	0.41%	0.43%	0.35%	0.26%	0.08%
Total net expenses to average daily net assets(f)	0.66%(g)	0.47%	0.41%	0.29%	0.12%
Net investment income (loss) to average daily net assets(a)	4.30%(b)	4.79%	4.85%	3.19%	2.86%
Portfolio turnover rate(i)	111%	100%	107%	138%	145%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%	0.07%	0.06%	0.07%	0.05%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2025
$2,073,895
4.10%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note):

February 28, 2025
0.22%

(e)	The Fund's total return includes a positive impact of 0.96% from a one-time litigation settlement .
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.20%.
(h)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(i)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	126%	110%	114%	145%	151%

†	Calculated using average shares outstanding throughout the period.

IMPLEMENTATION FUND
	Core Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$12.90	$12.28	$12.54	$12.70	$12.74
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.49	0.57	0.50 (b)	0.38	0.35
Net realized and unrealized gain (loss)	0.53	0.81	(0.33)	(0.13)	(0.11)
Total from investment operations	1.02	1.38	0.17	0.25	0.24
Less distributions to shareholders:
From net investment income	(0.73)	(0.76)	(0.43)	(0.41)	(0.28)
Total distributions	(0.73)	(0.76)	(0.43)	(0.41)	(0.28)
Net asset value, end of period	$13.19	$12.90	$12.28	$12.54	$12.70
Total Return(c)	8.12%(d)	11.44%	1.52%(e)	2.02%	1.95%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,991,494	$3,229,426	$3,735,883	$4,681,226	$5,970,367
Net operating expenses to average daily net assets(f)	0.65%(g)	0.02%	0.02%	0.00%(h)	0.01%
Interest and/or dividend expenses to average daily net assets(i)	0.38%	0.42%	0.36%	0.32%	0.15%
Total net expenses to average daily net assets(f)	1.03%(g)	0.44%	0.38%	0.32%	0.16%
Net investment income (loss) to average daily net assets(a)	3.73%	4.54%	4.15%(b)	2.95%	2.89%
Portfolio turnover rate(j)	129%	127%	118%	194%	189%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%(k)	0.04%(k)	0.06%	0.06%(k)	0.06%(k)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)
Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note).  Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2023
$15,309,005
3.77%

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(d)	The Fund recognized proceeds from a one-time litigation settlement that had a positive impact of 2.77% to total return.
(e)
EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, had a positive impact to total return, adding the below to the class’s total return (Note):

February 28, 2023
0.39%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(g)	Includes non-recurring legal fees from a one-time litigation settlement which increased Net operating expenses and Total net expenses by 0.63%.
(h)	Rounds to less than 0.01%.
(i)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(j)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	133%	134%	125%	200%	196%

(k)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

STRATEGIC OPPORTUNITIES ALLOCATION FUND
	Class III Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$16.80	$15.57	$17.91	$21.56	$18.98
Income (loss) from investment operations:
Net investment income (loss)(a),†	0.65	0.79	0.63	0.59	0.54
Net realized and unrealized gain (loss)	0.57	1.44	(1.46)	0.32	2.93
Total from investment operations	1.22	2.23	(0.83)	0.91	3.47
Less distributions to shareholders:
From net investment income	(0.98)	(1.00)	(0.85)	(1.22)	(0.71)
From net realized gains	—	—	(0.66)	(3.34)	(0.18)
Total distributions	(0.98)	(1.00)	(1.51)	(4.56)	(0.89)
Net asset value, end of period	$17.04	$16.80	$15.57	$17.91	$21.56
Total Return(b)	7.46%(c)	14.44%	(4.08)%	3.57%	18.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$171,368	$218,034	$189,504	$236,452	$579,796
Net operating expenses to average daily net assets(d)	0.01%	0.02%	0.02%	0.01%	0.01%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.35%	0.37%	0.32%	0.26%	0.07%
Total net expenses to average daily net assets(d)	0.36%	0.39%	0.34%	0.27%	0.08%
Net investment income (loss) to average daily net assets(a)	3.76%	4.88%	3.91%	2.71%	2.85%
Portfolio turnover rate(f)	78%	52%	74%	95%	61%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%	0.12%	0.15%	0.14%	0.07%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any.
(c)	The Fund's total return includes a positive impact of 0.95% from a one-time litigation settlement received by an underlying fund.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note).
(e)
Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)
The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund ("USTF") which is used as a short-term investment vehicle for cash management.
The Fund's portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 28, 2025	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	83%	57%	72%	122%	80%

†	Calculated using average shares outstanding throughout the period.

U.S. TREASURY FUND
	Class VI Shares
	Year Ended February 28/29,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$5.00	$4.99	$5.01	$5.04	$5.02
Income (loss) from investment operations:
Net investment income (loss)†	0.25	0.26	0.13	0.01	0.01
Net realized and unrealized gain (loss)	0.00 (a)	0.01	(0.03)	(0.04)	0.02
Total from investment operations	0.25	0.27	0.10	(0.03)	0.03
Less distributions to shareholders:
From net investment income	(0.24)	(0.26)	(0.12)	(0.00)(a)	(0.01)
From net realized gains	—	—	—	(0.00)(a)	(0.00)(a)
Total distributions	(0.24)	(0.26)	(0.12)	(0.00)(a)	(0.01)
Net asset value, end of period	$5.01	$5.00	$4.99	$5.01	$5.04
Total Return(b)	5.22%	5.54%	2.00%	(0.37)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$309,926	$549,449	$408,457	$257,766	$382,455
Net expenses to average daily net assets	0.09%	0.08%	0.01%	0.02%	0.08%
Net investment income (loss) to average daily net assets	5.03%	5.22%	2.60%	0.13%	0.20%
Portfolio turnover rate(c)	0%	0%	0%	0%	0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.04%	0.12%	0.10%	0.03%

(a)	Rounds to less than $0.01.
(b)
The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming
Fund shares, if any.

(c)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

SUPPLEMENTAL PERFORMANCE AND VOLATILITY INFORMATION: BENCHMARK-FREE ALLOCATION FUND
The supplemental performance and volatility information below provides additional information regarding the risk/return potential of Benchmark-Free Allocation Fund (“BFAF”) and should be considered in conjunction with the Fund’s performance-related and other information included elsewhere in this Prospectus. As set forth in its Fund summary, BFAF seeks annualized returns of 5% (net of fees) above the Consumer Price Index and expects annualized volatility (standard deviation) of 5-10% over a complete market cycle.
Standard deviation measures the dispersion of a set of data around its average and is generally viewed as a measure of volatility (i.e., variability of returns). The standard deviation information below (calculated using monthly net returns, before taxes) reflects the magnitude of dispersion of BFAF’s annualized returns over the last three calendar years and since the first calendar month-end after the inception of BFAF’s current investment strategy. Returns in the table below reflect fees and expenses of Class III Shares of BFAF and. Prior to January 1, 2012, BFAF served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. Since January 1, 2012, BFAF has been managed as a standalone investment. Updated performance information for BFAF is available at https://www.gmo.com/americas/investment-capabilities/mutual-funds/.    PAST PERFORMANCE AND VOLATILITY ARE NOT INDICATIVE OF FUTURE PERFORMANCE AND VOLATILITY.
Annualized Returns and Volatility
Periods Ending December 31, 2024
GMO Benchmark-Free Allocation Fund III
	3 year Trailing	Since Strategy Inception (7/23/2003)[2]
Fund Net Return Before Taxes[1]	4.94%	6.79%
Consumer Price Index	4.27%	2.59%
Fund Net Return Before Taxes less Consumer Price Index	0.67%	4.21%
Fund Net Standard Dev	9.10%	7.78%
1Returns include a substantial, one-time litigation settlement recovery received on December 16, 2024. This event contributed 2.45% to 2024 annual performance.
2 Standard deviation information is provided for the period beginning 7/31/2003, the first calendar-month end after adoption of the Fund’s current investment strategy. All other information is provided for the period beginning 7/23/2003.

FUND CODES
The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).
Fund Name (and page # in Prospectus)	Share Class	Ticker	Symbol	CUSIP
Multi-Asset Class Funds
Benchmark-Free Allocation Fund (p. 1)	Class III	GBMFX	—	362008 31 0
	Class IV	GBMBX	—	362014 60 7
	Class R6	GBMSX	—	362014 44 1
	Class I	GBMIX	—	362014 45 8
Global Asset Allocation Fund (p. 8)	Class III	GMWAX	—	362007 17 1
	Class R6	GMWRX	—	362014 35 9
	Class I	GMOOX	—	362014 36 7
Equity Funds
Climate Change Fund (p. 14)	Class III	GCCHX	—	362014 61 5
	Class IV	—	—	362014 59 9
	Class V	—	—	362014 58 1
	Class VI	—	—	362014 57 3
	Class R6	GCCAX	—	362014 42 5
	Class I	GCCLX	—	362014 43 3
Emerging Markets Fund (p. 19)	Class II	GMEMX	EmergMkt	362007 50 2
	Class III	GMOEX	EmergMkt	362007 60 1
	Class IV	—		362008 79 9
	Class V	GEMVX	GMOEmgMktsV	362008 28 6
	Class VI	GEMMX	EmergMkt	362008 27 8
	Class R6	GEMNX	—	36256V 83 3
	Class I	GEMEX	—	36256V 82 5
Emerging Markets ex-China Fund (p. 24)	Class II	—	—	36256V 59 3
	Class III	GMAUX	—	36256V 58 5
	Class IV	—	—	36256V 57 7
	Class V	—	—	36256V 56 9
	Class VI	GMAQX	—	36256V 55 1
	Class R6	—	—	36256V 54 4
	Class I	GMAVX	—	36256V 61 9
Global Developed Equity Allocation Fund (p. 29)	Class III	GWOAX	—	362008 15 3
	Class R6	—	—	362014 33 4
	Class I	—	—	362014 34 2
Global Equity Allocation Fund (p. 34)	Class III	GMGEX	—	362007 14 8
	Class R6	GMADX	—	362014 31 8
	Class I	GAAUX	—	362014 32 6
International Developed Equity Allocation Fund (p. 40)	Class III	GIOTX	—	362013 45 0
	Class R6	GAAWX	—	362014 26 8
	Class I	—	—	362014 27 6
International Equity Allocation Fund (p. 46)	Class III	GIEAX	—	362007 21 3
	Class R6	GSXMX	—	362014 24 3
	Class I	—	—	362014 25 0
International Equity Fund (p. 52)	Class II	—		362007 20 5
	Class III	GMOIX	IntlIntrVal	362007 30 4
	Class IV	GMCFX	IntlIntrVal	362008 83 1
	Class R6	—	—	362014 22 7
	Class I	GMOUX	—	362014 23 5
International Opportunistic Value Fund (p. 57)	Class III	GTMIX	TxMngIntEq	362008 66 6
	Class IV	GMAZX	TxMngIntEq	36262F 50 9
	Class R6	GMBCX	—	362014 11 0
	Class I	IOVFX	—	362014 12 8
Japan Value Creation Fund (p. 62)	Class III	GMAKX	—	36256V 67 6
	Class IV	—	—	36256V 66 8
	Class V	—	—	36256V 65 0
	Class VI	GMAHX	—	36256V 64 3
	Class R6	—	—	36256V 63 5
	Class I	GMIIX	—	36256V 62 7
Quality Fund (p. 66)	Class III	GQETX	Quality	362008 26 0
	Class IV	GQEFX	Quality	362008 24 5
	Class V	—		362008 23 7
	Class VI	GQLOX	Quality	362008 22 9
	Class R6	GQESX	Quality	362014 17 7
	Class I	GQLIX	Quality	362014 18 5
Resources Fund (p. 71)	Class III	GOFIX	—	362014 10 2
	Class IV	GOVIX	—	362014 20 1
	Class V	—	—	362014 30 0
	Class VI	GMOWX	—	362014 40 9
	Class R6	GAAHX	—	36256V 78 3
	Class I	GEACX	—	36256V 77 5
Resource Transition Fund (p. 77)	Class III	—	—	36256V 42 9
	Class IV	—	—	36256V 41 1
	Class V	—	—	36256V 39 5
	Class VI	GMOYX	—	36256V 44 5
	Class R6	—	—	36256V 37 9
	Class I	GMOCX	—	36256V 38 7

Fund Name (and page # in Prospectus)	Share Class	Ticker	Symbol	CUSIP
Small Cap Quality Fund (p. 83)	Class III	GMAWX	—	36256V 53 6
	Class IV	GMSQX		36256V 52 8
	Class V	—	—	36256V 51 0
	Class VI	GSBGX	—	36256V 49 4
	Class R6	GMBVX	—	36256V 48 6
	Class I	GMAYX	—	36256V 47 8
U.S. Equity Fund (p. 88)	Class III	GMUEX	USCoreEq	362013 65 8
	Class IV	—		362013 64 1
	Class V	—		362013 63 3
	Class VI	GMCQX	USCoreEq	362013 62 5
	Class R6	—	—	36256V 20 5
	Class I	—	—	36256V 10 6
U.S. Opportunistic Value Fund (p. 92)	Class III	PPADX	—	36256V 46 0
	Class IV	GUSOX	—	36262F 20 2
	Class V	—	—	36262F 30 1
	Class VI	UUOAX	—	36256V 43 7
	Class R6	PPAJX	—	36262F 40 0
	Class I	PPAEX	—	36256V 45 2
U.S. Small Cap Value Fund (p. 97)	Class III	—	—	36256V 70 0
	Class IV	—	—	36256V 80 9
	Class V	—	—	36256V 88 2
	Class VI	GCAVX	—	36256V 87 4
	Class R6	—	—	36256V 85 8
	Class I	—	—	36256V 86 6
Fixed Income Funds
Emerging Country Debt Fund (p. 102)	Class III	GMCDX	EmgCntrDt	362007 27 0
	Class IV	GMDFX	EmgCntrDt	362008 78 1
	Class VI	GMOQX	EmgCntrDt	36262F 10 3
Emerging Country Debt Shares Fund (p. 107)	Class R6	GMAFX	—	36256V 72 6
	Class I	GMAJX	—	36256V 71 8

Emerging Markets Debt Total Return Fund (p. 113)	Class III	—	—	3626F 60 8
	Class IV	—	—	3626F 70 7
	Class V	—	—	3626F 80 6
	Class VI	GMVBX	—	3626F 88 9
	Class R6	GMVSX	—	3626F 87 1
	Class I	GMVJX	—	3626F 86 3
High Yield Fund (p. 118)	Class VI	GHVIX	—	362014 53 2
	Class R6	—	—	362014 28 4
	Class I	GMOZX	—	362014 29 2
Multi-Asset Credit Fund (p. 123)	Class II	—	—	36256V 312
	Class III	—	—	36256V 296
	Class IV	GMCHX	—	36256V 288
	Class R6	—	—	36256V 270
	Class I	GMIQX	—	36256V 262
Opportunistic Income Fund (p. 128)	Class III	GMOHX	—	362013 12 0
	Class VI	GMODX	—	362013 11 2
	Class R6	GAAAX	—	362014 19 3
	Class I	GMOLX	—	362014 21 9
Alternative Funds
Alternative Allocation Fund (p. 134)	Class II	—	—	35256V 84 1
	Class III	—	—	362014 49 0
	Class IV	—	—	362014 48 2
	Class V	—	—	362014 47 4
	Class VI	GAAVX	—	362014 46 6
	Class R6	GAAKX	—	36256V 60 1
	Class I	GAAGX	—	36256V 50 2
Implementation Funds
Asset Allocation Bond Fund (p. 141)	Class III	—		362013 38 5
	Class VI	GABFX	AssetAllBd	362013 37 7
Benchmark-Free Fund (p. 146)	Class III	GBFFX	—	362013 16 1
Implementation Fund (p. 151)	N/A	GIMFX	—	362014 50 8
MAC Implementation Fund (p. 156)	N/A	GMIHX	—	36256V 254
Strategic Opportunities Allocation Fund (p. 160)	Class III	GBATX	—	362008 16 1
U.S. Treasury Fund (p. 165)	Class VI	GUSTX	USTreas	362013 36 9
	Class R6	—		36256V 33 8
	Class I	—		36256V 32 0

GMO TRUST
ADDITIONAL INFORMATION
Each Fund’s annual and semiannual reports to shareholders contain or (when available) will contain additional information about the Fund’s investments. Each Fund’s annual report contains or (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports are or (when available) will be, and the Funds’ SAI is, available free of charge at https://www.gmo.com/americas/investment-capabilities/mutual-funds/ or by writing to Shareholder Services at GMO, 53 State Street, Floor 33, Boston, Massachusetts 02109 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 53 State Street, Floor 33, Boston, Massachusetts 02109. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.
SHAREHOLDER INQUIRIES
Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
53 State Street, Floor 33, Boston, Massachusetts 02109
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
DISTRIBUTOR
Funds Distributor, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group)
190 Middle St.
Suite 301
Portland, Maine 04101
Investment Company Act File No. 811-04347

GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2025, as revised April 29, 2026
Multi-Asset Class Funds
Benchmark-Free Allocation Fund
Class III: GBMFX
Class IV: GBMBX
Class R6: GBMSX
Class I: GBMIX
Global Asset Allocation Fund
Class III: GMWAX
Class R6: GMWRX
Class I: GMOOX
Equity Funds
Climate Change Fund
Class III: GCCHX
Class IV: —
Class V: —
Class VI: —
Class R6: GCCAX
Class I: GCCLX
Emerging Markets Fund
Class II: GMEMX
Class III: GMOEX
Class IV: GMEFX
Class V: GEMVX
Class VI: GEMMX
Class R6: GEMNX
Class I: GEMEX
Emerging Markets ex-China Fund
Class II: —
Class III: GMAUX
Class IV: —
Class V: —
Class VI: GMAQX
Class R6: —
Class I: GMAVX
Global Developed
Equity Allocation Fund
Class III: GWOAX
Class R6: —
Class I: —
Global Equity Allocation Fund
Class III: GMGEX
Class R6: GMADX
Class I: GAAUX
International Developed
Equity Allocation Fund
Class III: GIOTX
Class R6: GAAWX
Class I: —
Equity Funds continued
International Equity
Allocation Fund
Class III: GIEAX
Class R6: GSXMX
Class I: —
International Equity Fund
Class II: GMICX
Class III: GMOIX
Class IV: GMCFX
Class R6: —
Class I: GMOUX
International Opportunistic Value Fund
Class III: GTMIX
Class IV: GMAZX
Class R6: GMBCX
Class I: IOVFX
Japan Value Creation Fund
Class III: GMAKX
Class IV: —
Class V: —
Class VI: GMAHX
Class R6: —
Class I: GMIIX
Quality Fund
Class III: GQETX
Class IV: GQEFX
Class V: GQLFX
Class VI: GQLOX
Class R6: GQESX
Class I: GQLIX
Resources Fund
Class III: GOFIX
Class IV: GOVIX
Class V: —
Class VI: GMOWX
Class R6: GAAHX
Class I: GEACX
Resource Transition Fund
Class III: —
Class IV: —
Class V: —
Class VI: GMOYX
Class R6: —
Class I: GMOCX
Equity Funds continued
Small Cap Quality Fund
Class III: GMAWX
Class IV: GMSQX
Class V: —
Class VI: GSBGX
Class R6: GMBVX
Class I: GMAYX
U.S. Equity Fund
Class III: GMUEX
Class IV: GMRTX
Class V: GMEQX
Class VI: GMCQX
Class R6: —
Class I: —
U.S. Opportunistic Value Fund
Class III: PPADX
Class IV: GUSOX
Class V: —
Class VI: UUOAX
Class R6: PPAJX
Class I: PPAEX
U.S. Small Cap Value Fund
Class III: —
Class IV: —
Class V: —
Class VI: GCAVX
Class R6: —
Class I: —
Fixed Income Funds
Emerging Country Debt Fund
Class III: GMCDX
Class IV: GMDFX
Class VI: GMOQX
Emerging Country Debt Shares Fund
Class R6: GMAFX
Class I: GMAJX
Emerging Markets Debt Total Return Fund
Class III: —
Class IV: —
Class V: —
Class VI: GMVBX
Class R6: GMVSX
Class I: GMVJX
Fixed Income Funds continued
High Yield Fund
Class VI: GHVIX
Class R6: —
Class I: GMOZX
Multi-Asset Credit Fund
Class II: —
Class III: —
Class IV: GMCHX
Class R6: —
Class I: GMIQX
Opportunistic Income Fund
Class III: GMOHX
Class VI: GMODX
Class R6: GAAAX
Class I: GMOLX
Alternative Funds
Alternative Allocation Fund
Class II: —
Class III: —
Class IV: —
Class V: —
Class VI: GAAVX
Class R6: GAAKX
Class I: GAAGX
Implementation Funds
Asset Allocation Bond Fund
Class III: GMOBX
Class VI: GABFX
Benchmark-Free Fund
Class III: GBFFX
Implementation Fund
Ticker: GIMFX
MAC Implementation Fund
Ticker: GMIHX
Strategic Opportunities
Allocation Fund
Class III: GBATX
U.S. Treasury Fund
Class VI: GUSTX
Class R6: —
Class I: —

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the GMO Trust prospectus for each series of GMO Trust (the “Trust”) set forth above, dated June 30, 2025, as revised April 29, 2026 (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to the series of GMO Trust set forth above (each a “Fund,” and collectively, the “Funds”) and the Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, which are included in the annual report to shareholders of each Fund, are incorporated by reference into this SAI. The Prospectus and the annual report to shareholders of each Fund may be obtained free of charge from GMO Trust, 53 State Street, Floor 33, Boston, Massachusetts 02109, or by calling the Trust collect at 1-617-346-7646.

INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and principal strategies of, and risks of investing in, each Fund are described in each Fund’s Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objectives and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this SAI, (i) the term “invest” includes both direct and indirect investing as well as both long and short investing and (ii) the term “investments” includes both direct and indirect investments as well as both long and short investments. For example, a Fund may invest indirectly in a given asset or asset class by investing in another Fund or a wholly-owned subsidiary or by investing in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.
Multi-Asset Class Funds
	Benchmark- Free Allocation Fund	Global Asset Allocation Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights	X	X
Master Limited Partnerships	X	X
Income Trusts	X	X
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities Generally	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X
Asset-Backed and Related Securities	X	X
Variable Rate Securities	X	X
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies	X	X
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments	X	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
1

Equity Funds
	Climate Change Fund	Emerging Markets Fund	Emerging Markets ex- China Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X
Contingent Value Rights	X	X	X	X	X	X	X
Master Limited Partnerships	X			X	X	X	X
Income Trusts	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X	X	X	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities Generally	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]				X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X
Auction Rate Securities				X	X	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X	X	X	X
Asset-Backed and Related Securities				X	X	X	X
Variable Rate Securities				X	X	X	X
Mezzanine Securities	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X
Distressed or Defaulted Debt Securities				X	X	X	X
Leveraged Companies	X			X	X	X	X
Brady Bonds				X	X	X	X
Euro Bonds				X	X	X	X
Zero Coupon Securities				X	X	X	X
Indexed Investments		X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X
2

	Climate Change Fund	Emerging Markets Fund	Emerging Markets ex- China Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund
Firm Commitments, When- Issued Securities and TBAs		X	X	X	X	X	X
Loans, Loan Participations, and Assignments				X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X
Commodity-Related Investments	X			X	X	X	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
Equity Funds (continued)
	International Equity Fund	International Opportunistic Value Fund	Japan Value Creation Fund	Quality Fund
U.S. Equity Securities[1]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X
Securities Lending	X	X	X	X
Depositary Receipts	X	X	X	X
Convertible Securities	X	X	X	X
Preferred Stocks	X	X	X	X
Contingent Value Rights	X	X	X	X
Master Limited Partnerships	X	X	X
Income Trusts	X	X	X	X
Warrants and Rights	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Repurchase Agreements	X	X	X	X
Debt and Other Fixed Income Securities Generally	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]
	X	X	X	X
Debt and Other Fixed Income Securities – Short- Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X
Cash and Other High Quality Investments	X	X	X	X
U.S. Government Securities and Foreign Government
Securities	X	X	X	X
Auction Rate Securities	X	X	X
Real Estate Investment Trusts and Other Real Estate Related Investments	X	X	X	X
Asset-Backed and Related Securities	X	X	X
Variable Rate Securities	X	X	X
Mezzanine Securities	X	X	X
Below Investment Grade Securities	X	X	X
3

	International Equity Fund	International Opportunistic Value Fund	Japan Value Creation Fund	Quality Fund
Distressed or Defaulted Debt Securities	X	X	X
Leveraged Companies	X	X	X	X
Brady Bonds	X	X	X
Euro Bonds	X	X	X
Zero Coupon Securities	X	X	X
Indexed Investments	X	X	X
Structured Notes	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X
Loans, Loan Participations, and Assignments	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X
Commodity-Related Investments	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
Equity Funds (continued)
	Resources Fund	Resource Transition Fund	Small Cap Quality Fund	U.S. Equity Fund
U.S. Equity Securities[1]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X
Securities Lending	X	X	X	X
Depositary Receipts	X	X	X	X
Convertible Securities	X	X	X	X
Preferred Stocks	X	X	X	X
Contingent Value Rights	X	X	X	X
Master Limited Partnerships	X	X	X	X
Income Trusts	X	X	X	X
Warrants and Rights	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Repurchase Agreements	X	X	X	X
Debt and Other Fixed Income Securities Generally	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]				X
Cash and Other High Quality Investments	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X
Auction Rate Securities			X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X
Asset-Backed and Related Securities				X
Variable Rate Securities				X
Mezzanine Securities	X	X		X
Below Investment Grade Securities	X	X		X
Distressed or Defaulted Debt Securities				X
Leveraged Companies	X	X	X	X
Brady Bonds				X
Euro Bonds				X
Zero Coupon Securities				X
Indexed Investments				X
Structured Notes	X	X		X
Firm Commitments, When-Issued Securities and TBAs				X
Loans, Loan Participations, and Assignments				X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X
Commodity-Related Investments	X	X
4

	Resources Fund	Resource Transition Fund	Small Cap Quality Fund	U.S. Equity Fund
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
Equity Funds (continued)
	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights	X	X
Master Limited Partnerships	X	X
Income Trusts	X	X
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities Generally	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X
Asset-Backed and Related Securities	X	X
Variable Rate Securities	X	X
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies	X	X
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
Fixed Income Funds
	Emerging Country Debt Fund	Emerging Country Debt Shares Fund	Emerging Markets Debt Total Return Fund	High Yield Fund	MAC Implementation Fund	Multi- Asset Credit Fund
U.S. Equity Securities[1]	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X	X
5

	Emerging Country Debt Fund	Emerging Country Debt Shares Fund	Emerging Markets Debt Total Return Fund	High Yield Fund	MAC Implementation Fund	Multi- Asset Credit Fund
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Debt and Other Fixed Income Securities Generally	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X
Auction Rate Securities	X	X	X	X	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments				X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X
Variable Rate Securities	X	X	X	X	X	X
Mezzanine Securities	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X
Distressed or Defaulted Debt Securities	X	X	X	X	X	X
Leveraged Companies				X	X	X
Brady Bonds	X	X	X	X	X	X
Euro Bonds	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X
Indexed Investments	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X
Commodity-Related Investments	X	X	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly- Owned Subsidiary[5]
Fixed Income Funds (continued)
Opportunistic Income Fund
U.S. Equity Securities[1]	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X
Non-U.S. Investments – Emerging Countries[2]	X
Securities Lending	X
Depositary Receipts	X
Convertible Securities	X
Preferred Stocks	X
6

Opportunistic Income Fund
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)
Options, Futures, and Forward Contracts	X
Swap Contracts and Other Two-Party Contracts	X
Foreign Currency Transactions	X
Repurchase Agreements	X
Debt and Other Fixed Income Securities Generally	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X
Cash and Other High Quality Investments	X
U.S. Government Securities and Foreign Government Securities	X
Auction Rate Securities	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X
Asset-Backed and Related Securities	X
Variable Rate Securities	X
Mezzanine Securities	X
Below Investment Grade Securities	X
Distressed or Defaulted Debt Securities	X
Leveraged Companies
Brady Bonds	X
Euro Bonds	X
Zero Coupon Securities	X
Indexed Investments	X
Structured Notes	X
Firm Commitments, When-Issued Securities and TBAs	X
Loans, Loan Participations, and Assignments	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X
Commodity-Related Investments
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X
Investments in Other Investment Companies or Other Pooled Investments	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
Alternative Fund
Alternative Allocation Fund
U.S. Equity Securities[1]	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X
Non-U.S. Investments – Emerging Countries[2]	X
Securities Lending	X
Depositary Receipts	X
Convertible Securities	X
Preferred Stocks	X
Contingent Value Rights	X
Master Limited Partnerships	X
Income Trusts	X
Warrants and Rights	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X
Options, Futures, and Forward Contracts	X
Swap Contracts and Other Two-Party Contracts	X
Foreign Currency Transactions	X
Repurchase Agreements	X
Debt and Other Fixed Income Securities Generally	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X
Cash and Other High Quality Investments	X
U.S. Government Securities and Foreign Government Securities	X
Auction Rate Securities	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X
Asset-Backed and Related Securities	X
7

Alternative Allocation Fund
Variable Rate Securities	X
Mezzanine Securities	X
Below Investment Grade Securities	X
Distressed or Defaulted Debt Securities	X
Leveraged Companies
Brady Bonds	X
Euro Bonds	X
Zero Coupon Securities	X
Indexed Investments	X
Structured Notes	X
Firm Commitments, When-Issued Securities and TBAs	X
Loans, Loan Participations, and Assignments	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X
Commodity-Related Investments	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X
Investments in Other Investment Companies or Other Pooled Investments	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]	X

8

Implementation Funds
	Asset Allocation Bond Fund	Benchmark-Free Fund	Implementation Fund	Strategic Opportunities Allocation Fund	U.S. Treasury Fund
U.S. Equity Securities[1]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X
Securities Lending	X	X	X	X	X
Depositary Receipts	X	X	X	X
Convertible Securities	X	X	X	X
Preferred Stocks	X	X	X	X
Contingent Value Rights		X	X	X
Master Limited Partnerships		X	X	X
Income Trusts		X	X	X
Warrants and Rights	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)		X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Debt and Other Fixed Income Securities Generally	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium- Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X
Auction Rate Securities	X	X	X	X
Real Estate Investment Trusts and Other Real Estate- Related Investments	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X
Variable Rate Securities	X	X	X	X
Mezzanine Securities	X	X	X	X
Below Investment Grade Securities	X	X	X	X
Distressed or Defaulted Debt Securities	X	X	X	X
Leveraged Companies
Brady Bonds	X	X	X	X
Euro Bonds	X	X	X	X
Zero Coupon Securities	X	X	X	X
Indexed Investments	X	X	X	X
Structured Notes	X	X	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X
Commodity-Related Investments	X	X	X	X
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X6
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Funds	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly- Owned Subsidiary[5]
Footnotes to Fund Investments Charts
1
For more information, see, among other sections, “Description of Principal Risks — Market Risk — Equities” in the Prospectus.
2
For more information, see, among other sections, “Description of Principal Risks — Non-U.S. Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments — Risks of Non-U.S. Investments” herein.
3
For more information, see, among other sections, “Descriptions and Risks of Fund Investments — U.S. Government Securities and Foreign Government Securities” herein.
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4
For more information, see, among other sections, “Descriptions and Risks of Fund Investments — Municipal Securities” herein.
5
For more information, see, among other sections, “Descriptions and Risks of Fund Investments — Investments in Wholly-Owned Subsidiaries” herein.
6
U.S. Treasury Fund is not generally permitted to invest in Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities.
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross-reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a description of each Fund’s principal risks.)
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DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The Funds’ investment objectives, principal investment strategies and principal risks are described in the Prospectus. An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities will fluctuate because of changes in the financial condition of the issuers of the portfolio securities, the value of securities generally, and other factors. An investor could lose money by investing in the Funds.
An investment in the Funds should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Funds). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises.
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Funds that invest in other Funds, wholly-owned subsidiaries or other investment companies (such other Funds and other registered investment companies and private investment vehicles “Underlying Funds”), as noted in the Prospectus or in “Fund Investments” above, are indirectly exposed to the investment practices of the subsidiaries and Underlying Funds in which they invest, and are therefore subject to all risks associated with the practices of the subsidiaries and Underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN SUBSIDIARIES AND THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN SUBSIDIARIES AND THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS). Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” above for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on GMO’s assessment of market conditions, GMO may trade a Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by a Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates when distributed to shareholders. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” below for more information.
The historical portfolio turnover rate for each Fund for its most recently completed fiscal year (except for Funds that had not yet commenced operations as of the fiscal year end immediately preceding the date of this SAI) is shown under the heading “Financial Highlights” in the Fund’s Prospectus. The portfolio turnover rate includes, if applicable, the Fund’s wholly-owned subsidiary. Changes in portfolio turnover rates are generally the result of active trading strategies employed by such Fund’s portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See the “Taxes” section for a description of these diversification standards.
Accelerated Transactions
For a Fund to take advantage of certain available investment opportunities, GMO may need to make investment decisions on an expedited basis. In such cases, the information available to GMO at the time of an investment decision may be limited. GMO may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.
Risks of Non-U.S. Investments
General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to non-U.S. economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises) and possible difficulty in obtaining and enforcing judgments against non-U.S. entities. Economic or other sanctions imposed on a non-U.S. country or issuer by the U.S., or on the U.S. by a non-U.S. country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a non-U.S. security.
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A Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Certain foreign jurisdictions also impose withholding tax on certain payments made to non-residents when payments are attributable to local debt or other similar instruments. Any taxes or other charges paid or incurred by a Fund in respect of its non-U.S. investments will reduce its return thereon. A Fund may seek a refund in respect of taxes paid to a foreign country. The process of seeking a refund could take several years, subject the Fund to various administrative and judicial proceedings, and cause the Fund to incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no benefit. In addition, a Fund’s pursuit of a tax refund may subject the Fund to various administrative and judicial proceedings in the country where it is seeking the refund. GMO’s decision to seek a refund on behalf of a Fund is in its sole discretion, and it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently uncertain. Accordingly, a refund (less related estimated or actual tax liabilities, if applicable) is not typically reflected in the Fund’s net asset value until GMO believes that the refund is collectible and free from significant contingencies. In some cases, the amount of such refunds, less related estimated or actual tax liabilities, could be material to a Fund’s net asset value. If a shareholder redeems shares of a Fund before a refund (as finally determined) is reflected in the Fund’s net asset value, the shareholder will not realize the benefit of that refund.
In addition, the tax laws of some non-U.S. jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund could potentially incur non-U.S. taxes on a retroactive basis. Similarly, provisions in or official interpretations of the tax treaties with such non-U.S. jurisdictions may change over time, which changes could impact a Fund’s eligibility for treaty benefits, if any. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain non-U.S. taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, a Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.
See the “Taxes” section for more information about other tax considerations applicable to non-U.S. investments. In addition, for information on possible United Kingdom tax consequences of an investment in Funds managed by the Systematic Equity and Focused Equity Teams, see “Distributions and Taxes” in those Funds’ Prospectus.
Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, recordkeeping, reporting, and disclosure requirements than U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Non-U.S. brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in non-U.S. securities also may be affected by different custody and/or settlement practices or delayed settlements in some non-U.S. markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ non-U.S. portfolio securities (e.g., through the Funds’ brokerage contacts, external service providers, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other developed countries, and accounting, auditing, disclosure, corporate governance, recordkeeping, reporting, and regulatory standards and practices vary from country to country and in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. In addition, securities markets of emerging countries may be subject to potential market closures due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers. In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed income securities, interest) in emerging countries.
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Special Risks of Investing in Asian Securities. In addition to the risks of non-U.S. investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade and can be adversely affected by trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain economies in Asia also may negatively impact those economies.
Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Certain Asian countries have experienced violence, terrorism, armed conflict, epidemics, or pandemics, geopolitical conflicts (such as trade disputes) and social instability, which have negatively impacted their economies. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some governments in the region exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.). For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors (“FINI”). Each of Alternative Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Markets Fund, Emerging Markets ex-China Fund, Implementation Fund, International Opportunistic Value Fund, Quality Fund, Resources Fund, and Strategic Opportunities Allocation Fund is registered with the Securities and Futures Commission of Taiwan as a FINI and is therefore authorized to invest directly in the Taiwanese securities market, subject to certain limitations. Each Fund’s ability to continue to invest directly in Taiwan is subject to the risk that its license may be terminated or suspended by the Securities and Futures Commission.
Some Asian countries require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.
Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt. The governments of certain Asian countries also maintain their currencies at artificial levels in relation to the U.S. dollar rather than at levels determined by the market, which may have an adverse impact on foreign investors.
Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, debt crisis, or decline in currency valuation in one Asian country may spread to other Asian countries. The economies of Asian countries are also vulnerable to effects of natural disasters occurring within the region, including droughts, floods, tsunamis, and earthquakes. Disaster recovery in Asia can be poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.
A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai and Shenzhen-Hong Kong Stock Connect (collectively, “Stock Connect”) and the China Bond Connect (the “Bond Connect”). Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.
There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Fund’s performance. Additionally, certain China Connect programs are subject to daily quota limitations on purchases of certain China Connect Securities (such as China A-Shares). Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.
China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China Connect Securities, this may limit GMO’s ability to effectively manage a Fund. The use of the nominee system also exposes a Fund to the credit risk of the depository intermediaries, and to greater risk of expropriation. Different fees, costs, and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs, and taxes may be higher than comparable fees, costs, and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” has intensified since 2018, could
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have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.
CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.
Many Chinese companies have used complex organizational structures to address Chinese restrictions on foreign investment whereby foreign persons, through another entity domiciled outside of China (a “non-Chinese affiliate”), have limited contractual rights, including economic benefits, with respect to the Chinese company. Chinese regulators have permitted such arrangements to proliferate even though such arrangements are not formally recognized under Chinese law. If Chinese regulators’ tacit acceptance of these arrangements ceases, the value of such holdings would be negatively impacted. Moreover, since such arrangements are not recognized under Chinese law, remedies available to an investor through a non-Chinese affiliate would be limited. Furthermore, many Chinese companies have circumvented Chinese restrictions on foreign investments by using variable interest entities (“VIEs”), which enable foreign persons to contractually impose some control, albeit less than direct equity ownership, on such Chinese companies while accessing their economic benefits without formal ownership. While Chinese law does not formally recognize VIEs, Chinese regulators have permitted such arrangements to proliferate. Tacit acceptance of VIEs by Chinese regulators may cease in the future. Moreover, VIEs are not formally recognized under Chinese law, which may cause Chinese courts to not enforce the contracts related thereto, thus limiting the remedies and rights of investors, such as a Fund, who is invested in such company via a VIE. Future regulatory action may prohibit the ability of a VIE to receive the economic benefits of a Chinese company with which it has a contractual arrangement, which would cause the market value of such holding to lose substantial value.
Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events.
Legislation passed in the United States could cause securities of a foreign issuer, including American Depositary Receipts, to be delisted form U.S. stock exchanges if the issuer does not allow the U.S. government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase Fund’s costs.
Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018 and 2019, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Special Risks of Investing in Russian Securities. Certain of the Funds may invest directly in the securities of Russian issuers. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections.
The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.
Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. The fairly recent formation of the Russian securities markets and the underdeveloped state of Russia’s banking system subjects settlement, clearing, and registration of securities transactions to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision, nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to most Russian equities is shifted to being based on the records of the NSD and not the registrars. However, as a result of sanctions imposed on the Moscow Stock Exchange and the NSD by the United States and other jurisdictions in the wake of Russia’s invasion of Ukraine in late February 2022, the Russian government sought to remove the NSD from the chain of ownership of Russian securities and to reestablish the various securities registrars. These developments have created significant uncertainty with respect to the ownership of Russian securities.
Russia’s invasion of Ukraine beginning in late February 2022 has had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. For example, in response to Russia’s actions, various governments, including the United States, issued a series of broad-ranging economic sanctions against Russia that, among other things (i) prohibit doing business with certain Russian companies, financial institutions and individuals (e.g., officials); (ii) resulted in the removal of Russian banks from the Society for Worldwide Interbank Financial Telecommunications (commonly referred to as “SWIFT”), the electronic banking network that connects banks globally; (iii) targeted both the Moscow Stock Exchange and the NSD, Russia’s central securities depository; and (iv) restrict the Russian Central Bank from undermining the impact of the sanctions. In retaliation for the sanctions and other actions by the U.S. and other countries, Russia has imposed strict capital controls limiting the ability of foreigners to trade on the Moscow Stock Exchange and to sell, receive or deliver assets held in the custody of local Russian banks (such as equities of Russian companies and Rubles). These actions by the United States and other countries have adversely affected (and similar actions in the future could adversely affect) the Russian economy and the value and liquidity of Russian securities. In particular, all securities of Russian issuers held by a Fund are currently subject to blocking sanctions imposed by the U.S. Department of the Treasury's Office of Foreign Assets Control (either as a result of the direct designation of the issuer, or the designation of the Moscow Stock Exchange and the NSD), and consequently those securities are frozen and unable to be sold or transferred. While there remains significant uncertainty around how long the Russia/Ukraine conflict will continue and how long sanctions will remain in
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place, the Office of Foreign Assets Control has historically been slow to unwind sanctions it has imposed, and the complicated nature of the various overlapping sanctions programs currently in place results in a situation where it is unclear if and when a Fund will be able to recover any value for any Russian securities or Rubles held. Moreover, the Russia/Ukraine conflict and related actions (such as those described above) have, and could continue to have, an adverse effect on global markets and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian issuers. In the event the Russian market is reopened and/or a Fund is otherwise able to recover value for its Russian securities, only shareholders in the Fund at the time of the sale or recovery will benefit from any such recovery. Shareholders that redeem from a Fund will not be entitled to any subsequent recovery of value of Russian securities. In addition, additional purchases of Fund shares could (in the absence of offsetting redemptions) reduce the proportionate benefit to existing shareholders of any recovery of value of Russian securities.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (or lower limit as the case may be). For these purposes, total assets include the collateral received from such loans. Securities loans will be made to borrowers that GMO believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, securities, letters of credit or such other collateral as may be permitted under a Fund’s securities lending program in an amount at least equal to the securities loaned (marked to market daily). Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the following business day. If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in GMO U.S. Treasury Fund or one or more money market funds (in which case the Fund will bear its pro rata share of GMO U.S. Treasury Fund’s or such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower. GMO may retain lending agents on behalf of several of the Funds that would be compensated based on a percentage of the Fund’s return on its securities lending. State Street Bank and Trust Company currently serves as the Funds' securities lending agent. The Funds also may pay various fees in connection with securities loans, including shipping fees and custodian fees.
Securities loans must be fully collateralized at all times but involve some credit/counterparty risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering or applying the collateral. Applicable regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. See “Legal and Regulatory Risk” below.
As with other extensions of credit, a Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, the inability to invest proceeds from the sales of such securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. A Fund bears the risk of total loss with respect to the investment of collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. A Fund has the right to call loans at any time on reasonable notice to exercise voting rights associated with the security and expects to do so if both (i) GMO receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) GMO believes that the benefits to the Fund of voting on that proposal outweigh the benefits to the Fund of having the security remain out on loan. However, as noted above, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes. For a discussion of the Funds’ securities lending activities through a “prime services” program to facilitate short selling activities, see “Additional Investment Strategies – Short Sales” below.
For financial information related to the Funds’ securities lending activities during their most recent fiscal year, see “Investment Advisory and Other Services – Securities Lending Activities” below.
Depositary Receipts
Many of the Funds invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of non-U.S. securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding non-U.S. security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying non-U.S. securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation.
Depositary Receipts may be issued as sponsored or unsponsored programs. An unsponsored Depositary Receipt is created independently of the issuer of the underlying security, and the depositary of an unsponsored Depositary Receipt frequently is under no obligation to distribute shareholder communications received from the issuer of the underlying security or to pass through voting rights to the holders of the Depositary Receipts with respect to the underlying security. As a result, available information concerning the issuer may not be as current as for sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.
Because the value of a Depositary Receipt is dependent upon the market price of an underlying non-U.S. security, Depositary Receipts are subject to most of the risks associated with investing in non-U.S. securities directly. See “Risks of Non-U.S. Investments.” In addition, a depositary or issuer may unwind its Depositary
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Receipt program, or the relevant exchange may require Depositary Receipts to be delisted, which could require a Fund to sell its Depositary Receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary Receipts also may be subject to illiquidity risk, and trading in Depositary Receipts may be suspended by the relevant exchange.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market prices of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security and tends to increase as the market price rises and decrease as the market price declines. GMO regards convertible securities as a form of equity security.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles (convertible securities for which the market price of the common stock has fallen significantly below the conversion price of the convertible and, as a result, the conversion feature holds little value), the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.
Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.
Contingent Value Rights
A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.
Master Limited Partnerships
A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a RIC under the Code, the extent to which a Fund can invest in MLPs may be limited. See the “Taxes” section for more information about these and other special tax considerations that can arise in respect of a Fund’s investments in MLPs.
MLP securities in which a Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of
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open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.
Income Trusts
Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.
Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.
Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.
Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.
Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.
Finally, for purposes of qualifying as a RIC under the Code, the extent to which the Funds can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See the “Taxes” section for more information about these and other special tax considerations that can arise in respect of the Funds’ investments.
Warrants and Rights
Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options, Futures, and Forward Contracts” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, certain Funds may use non-standard warrants, including GDP warrants, low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. GDP warrants require the issuer (a country) to make payments to the holder that vary based on the issuer’s gross domestic product or economic growth. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or brokers that issue them. Generally, banks and brokers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Derivatives and Short Sales Risk” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives,” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.
Options, Futures, and Forward Contracts
Some of the Funds use options, futures contracts (or “futures”), and forward contracts for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using options, futures, and forward contracts. The use of options contracts, futures contracts, forward contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit
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from the use of options, futures, forward contracts, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities, ETFs, and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities, ETFs, or indices in standardized exchange-traded contracts. An option on a security, ETF, or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an ETF or index is required to pay the difference between the cash value of the ETF or index and the exercise price multiplied by the specified multiplier for the ETF or index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security or other asset. If such a decline occurs, the put option will permit the Fund to sell the security or other asset at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security or other asset by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security or other asset must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities or other assets the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities or other assets at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security or other asset rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security or other asset must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities, ETFs, and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities, ETFs, or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security, ETF, or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities or other instruments in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities or other instruments that the Fund does not own are riskier than calls written on securities or other instruments owned by the Fund because there is no underlying security or other instrument held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security or other instrument to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities or other instruments that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities or other instruments may not be available for purchase.
A Fund also may write a put option on a security, ETF, index, or other instrument. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security or other instrument for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security or other instrument is below the exercise price minus the premium received.
OTC Options. A Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
Risk Factors in Options Transactions. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)
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The Funds’ ability to use options as part of their investment programs depends on the liquidity of the options market. In addition, that market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.
The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.
An OTC option may be closed only with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options.
Currency Options and Quantity-Adjusting (“Quanto”) Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. In addition, a Fund may purchase and sell quanto options, which are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. See “Foreign Currency Transactions” for more information on those Funds’ use of currency options.
Futures. To the extent consistent with applicable law and its investment restrictions, a Fund is permitted to invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income investments), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, digital assets, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.
Certain futures contracts are physically settled (i.e. involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e. with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original
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purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.”
Digital Asset Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell futures on cryptocurrencies or other digital assets. Digital asset futures are financial derivatives that provide exposure to a digital asset without owning the underlying asset. Digital assets are assets issued and/or transferred using distributed ledger technology that may be designed to act as a store of wealth, a medium of exchange or an investment vehicle, among other use cases.
Digital assets constitute an emerging asset class with a limited history and exposure to digital assets is subject to significant risks, including significant price and trading volatility and fraud and manipulation, which are generally more pronounced in the digital asset market compared to traditional asset classes. In addition, the performance and value of indirect investments in digital assets, including futures on digital assets, may differ significantly from the performance or value of underlying digital assets.
Digital assets facilitate decentralized, peer-to-peer financial exchange and value storage without the oversight of a central authority or banks. The value of a digital asset is generally determined by factors such as the perceived future prospects or the supply and demand for such digital asset in the trading markets for such digital asset. The value of a digital asset may decline unpredictably and precipitously, including to zero, for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes or uncertainty; general economic or financial market conditions; slower adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the creation or validation (“minting,” “mining” or “staking”) of digital assets; confidence in, and the maintenance and development of, its network and open-source software protocols, such as blockchain, for ensuring the integrity of digital asset transactional data; the further development of digital assets; custody and safekeeping of digital assets; a change in user preference to other digital assets; and general risks tied to the use of information technologies, including cybersecurity risks. The development and value of digital assets is also influenced by global adoption trends, regulatory treatment (e.g., classification as currencies, commodities or securities), tax implications, anti-money laundering and sanctions requirements, and restrictions on trading platforms.
Additional factors affecting the further development of digital assets (and, in turn, affecting the value and liquidity of digital assets) include, but are not limited to: the maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and cybersecurity risks. A breach or failure of one digital asset or network may lead to a loss in confidence in, and thus decreased usage and/or value of, other digital assets or networks. In addition, legal or regulatory changes may negatively impact the operation of a digital asset network or restrict the use of digital assets.
Flaws in open-source code that have been exposed and exploited or advances in fields such as quantum computing could undermine the cryptographic integrity of digital assets and blockchain networks. Such blockchain networks are subject to operational risks, including delays in transaction processing, evolving regulatory requirements that may necessitate changes to recording methods, technical or key custody flaws, compromise of cryptographic safeguards, inhibited access due to new technologies or services, loss of confidence from breaches on related chains, volatile transaction fees, and network forks. Any of these risks could materially and adversely affect the value of digital assets.
Digital assets are technological innovations with a limited history; they are highly speculative assets and future U.S. or foreign government or regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund’s indirect investment in digital assets and the ability to exchange a digital asset or utilize it as a medium of exchange.
Furthermore, the opaque nature of the digital asset market poses asset verification challenges for market participants, regulators and auditors and gives rise to an increased risk of manipulation and fraud. Digital assets have in the past been, and in the future could be, used to facilitate illicit activities, potentially exposing businesses transacting in such assets to increased risks of criminal or civil liability and loss of banking relationships or digital assets to possible removal from trading platforms, all of which could negatively impact the value of the digital assets. Any of the aforementioned occurrences could adversely affect the price of a digital asset, the attractiveness of a digital asset’s blockchain network and the value of a Fund’s investments.
Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Inflation-Linked Futures. Some Funds may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e. non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. A Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds” for a discussion of inflation-indexed bonds.
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Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” for a description of those Funds’ use of currency futures.
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase (or has sold short) by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” for more information on those Funds’ use of options on currency futures.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e. the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. Some Funds may have direct or indirect exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures, including through their investments in Underlying Funds. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, GMO intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments.”
Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding to it the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. Subsequently, as the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction.
Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.
Forward currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency transactions involve significant risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by U.S. governments or foreign governments or central banks, or by currency controls or political developments in the United States or abroad, including repatriation limitations. A Fund’s exposure to foreign dollar currencies means that a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is
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not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.
All participants in the futures market are subject to margin deposit and maintenance requirements. The securities pledged to counterparties to secure a Fund’s margin accounts could be subject to a “margin call,” pursuant to which the Fund would be required to either deposit additional funds with the counterparty or suffer mandatory liquidation of the pledged securities to compensate for the decline in market value. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.
A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
In addition, if a futures broker of a Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, a Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund will experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency will also cause a substantial delay before a Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, a Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to the margin held by the futures broker.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Physical Delivery Risk. A Fund may trade in physical commodities and/or invest in certain futures contracts on commodities that are not required to be cash settled. In such cases, a Fund may take physical delivery of commodities. Such commodities may be subject to the risk of theft, spoilage, destruction and similar risks. In addition, storage, insurance, and other costs associated with holding commodities will affect the value of such contracts. In the event that a Fund holds physical commodities and one or more of the foregoing risks materialize, and in light of the costs associated with holding commodities, the Funds may suffer losses.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when GMO reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.
Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.
See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and other commodity-related instruments and investments, including forward contracts, structured notes, convertible securities and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves, and other related types of derivatives, including certain tax-related risks.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on U.S. exchanges. For example, some
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non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk of being unable to obtain payments owed under foreign futures contracts or of those payments being delayed or made only after the Fund has incurred the costs of litigation. To the extent that GMO’s view with respect to a particular counterparty changes adversely (whether due to external events or otherwise), a Fund’s existing transactions with that counterparty will not necessarily be required to be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount). In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that a Fund realizes in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing. See “Risks of Non-U.S. Investments.”
Swap Contracts and Other Two-Party Contracts
Some of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options, futures, and forward contracts. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.
Swap Contracts. The Funds may directly or indirectly use various different swaps, such as swaps on securities, ETFs, and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset, ETF, or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if GMO determines it is consistent with the Fund’s investment objective and policies.
A Fund may enter into swaps on securities, ETFs, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, ETF, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, ETF, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into interest rate swaps (including municipal swaps) in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund also may enter into swaps to modify its exposure to particular currencies using cross-currency swaps. For instance, a Fund may enter into a cross-currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency. Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A Fund entering into a cross-currency swap is exposed to both interest rate risk and foreign currency exchange risk. A Fund also may enter into basis swaps in order to limit interest-rate risk as a result of the difference between borrowing and lending rates. Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.
A Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the Secured Overnight Financing Rate (“SOFR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e. non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds.”
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment will expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts”). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. A Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As
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the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).
A Fund may use dividend swaps. Under a dividend swap, one party pays to the other party the dividends paid with respect to a notional amount of a security (or a basket or index of securities) during the term of the swap, in exchange for interest rate or other payments. To the extent the dividends paid on the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. A Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
A Fund may use correlation swaps, which provide exposure to increases or decreases in the correlation between the prices of different assets or market rates. Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.
Some Funds may have direct or indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index) or to commodity swaps on individual commodities or baskets of commodities, including through their investments in other Funds. See “Commodity-Related Investments” for more discussion of the Funds’ use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when GMO believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, some Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets are a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.
Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and options and, as a result, will be subject to similar risks. See “Options, Futures, and Forward Contracts — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions.” Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. A Fund may only close out an OTC swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet or disputes its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments GMO believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.
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The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. Some derivatives transactions are required to be (or are capable of being) centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, a Fund will not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.
The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Additional Risk Factors in OTC Derivatives Transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.
Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.
Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events, and may include collateral posting terms and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against termination or the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.
Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be (or are capable of being) centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, a clearing member generally can at any time require termination of an existing cleared derivatives position and can generally increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy and any increase in margin held by a clearing member could expose a Fund to greater credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While trading on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
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The U.S. government, the European Union, the United Kingdom, and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. These rules impose minimum variation margin requirements and in some cases, minimum initial margin requirements. These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, so their full impact on the Funds and the financial system are not yet fully known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e. the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to different kinds of costs and risks.
Risks of Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. Similar regimes have been adopted in the United Kingdom, European Union and various other jurisdictions. These regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the United Kingdom and the European Union, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”). These requirements may impact a Fund’s credit and counterparty risks.
Use of Futures and Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments — Commodity Pool Operator Status. Each of Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund and Implementation Fund While GMO is registered as a “commodity pool operator” under the Commodity Exchange Act in connection with its management of certain other funds, with respect to each of the Funds that trade derivative instruments (specifically, as of the date of this Statement of Additional Information, Beyond China ETF and Systematic Investment Grade Credit ETF), GMO has claimed an exclusion from the definition of “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 (the “exclusion”). Additional Funds may claim the exclusion in the future to the extent they engage in trading of derivative instruments. In accordance with CFTC regulations, GMO is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds claiming the exclusion. For GMO to remain eligible for the exclusion, those Funds will be limited in their ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, GMO would be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The eligibility of GMO to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the requirements of Rule 4.5, which may adversely affect the Fund’s total return. In the event GMO becomes unable to rely on the exclusion in Rule 4.5 with respect to a Fund and GMO is required to register with the CFTC as a commodity pool operator with respect to an Excluded Fund, the Excluded Fund’s expenses may increase, adversely affecting that Fund’s total return.
Additional Risk Factors of Financial Instruments Linked to Benchmarks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Fund may be a party are tied to interest rates and other types of rates and indices which may be classed as “benchmarks.” Such rates have been the subject of ongoing national and international regulatory reform, including the global transition away from the London Interbank Offered Rate ("LIBOR") to alternative reference rates such as SOFR. SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. There can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of a Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates. In addition, certain indices are subject to regulation under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation was enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Regulatory changes in respect of benchmarks can cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Foreign Currency Transactions
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Currencies in which a Fund’s assets are denominated, or in which a Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which a Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.
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In addition, some currencies are illiquid (e.g., emerging country currencies), and a Fund may not be able to convert these currencies into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark or index. Those Funds also may purchase forward foreign currency contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.
Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.
A Fund also may purchase or sell currency futures contracts and options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options, Futures, and Forward Contracts — Futures” for more information on futures contracts and options on futures contracts.
A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Options, Futures, and Forward Contracts — Currency Options and Quantity-Adjusting (“Quanto”) Options” for more information on currency options.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Counterparty Risk” in the Prospectus and “Legal and Regulatory Risk” herein.
“Peer-to-Peer” Repurchase and Reverse Repurchase Agreements. Some Funds may enter into repurchase and reverse repurchase agreements through a “peer-to-peer” platform offered by the Funds’ custodian. Through this platform, a Fund may enter into repurchase or reverse repurchase agreements with other participants in the platform, which may include(but are not limited to) mutual funds, hedge funds, pension plans or other institutional investors. In addition to the risks associated with repurchase and reverse repurchase agreement transactions generally, which are described herein and in the Prospectus, counterparty risk may be enhanced when these transactions are conducted through the peer-to-peer platform, because the counterparty may not be subject to the same level of regulation as a bank. While participants in the platform are expected to provide basic financial information to each other, GMO’s ability to evaluate and monitor the creditworthiness of its counterparties will be limited. The Funds’ custodian acts as agent on behalf of the buyer in connection with transactions entered into on the platform. In exchange for a fee paid by the seller, the Funds’ custodian provides a guarantee of the seller’s obligations under such transactions. When a Fund acts as a buyer in a transaction and the seller experiences a default (as defined in the platform documentation), the guarantee is expected to be available to satisfy certain obligations of the seller to the buyer. There can be no assurance that the Funds’ custodian will be willing or able to honor its obligations under the guarantee. A Fund may have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing those contractual remedies or how long it will take to do so.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed
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income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Variable Rate Securities” and “Indexed Investments.” In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). See, for example, “Options, Futures, and Forward Contracts — Inflation-Linked Futures” above.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
In addition to market risk and credit risk, holders of fixed income securities are subject to inflation/deflation risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of a Fund’s portfolio.
Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
The Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below. See also “Descriptions and Risks of Fund Investments — Swap Contracts and other Two-Party Contracts — Additional Risk Factors of Instruments Linked in Benchmarks” above.
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include fixed income securities issued by the governments, agencies or instrumentalities of the U.S. and other developed market countries (e.g., Japan and Canada), bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.
The Federal Housing Finance Agency (“FHFA”) and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock certificate. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.
As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations will have a negative return unless GMO waives or reduces its management fees.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.
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In addition to investing directly in U.S. and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States, including Puerto Rico, and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The value of a Fund’s investments in municipal securities may also be adversely affected by uncertainty related to the tax status of the securities and the rights of investors in the securities. In addition, the municipal securities market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of economic stress, and individual municipal securities may go into default, which would lead to heightened risks of investing in municipal securities generally. Such defaults may occur, for example, when municipalities that have issued securities are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal securities market as a whole or in part may affect the valuation of municipal securities held by a Fund. The secondary market for municipal securities also tends to be less well-developed and less liquid than many other securities markets, which may limit a Fund’s ability to sell its municipal securities at attractive prices, particularly in stressed market conditions.
The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.
Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e. notes and bonds). A Fund also may invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts — Swap Contracts.”
See the “Taxes” section for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Puerto Rico Municipal Securities. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has continued to experience significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges and uncertainties have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of a Fund’s investments in Puerto Rico municipal securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed. Proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of a Fund’s investments in Puerto Rico municipal securities.
Auction Rate Securities
Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by brokers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.
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Real Estate Investment Trusts and Other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Funds may invest in both exchange-traded and privately traded REITs.
In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. See the “Taxes” section for a discussion of special tax considerations relating to a Fund’s investments in U.S. REITs.
By investing in REITs indirectly through a Fund, an investor will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks — Market Risk — Fixed Income” and elsewhere in this SAI.
Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.
There are fewer investors in mortgage-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable. When worldwide economic and liquidity conditions deteriorated in 2008, mortgage-backed securities became subject to greater illiquidity risk. These conditions may occur again. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the
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COVID-19 virus, and governmental responses to the effects of the virus, have resulted, and may continue to result in delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks — Market Risk —
Asset-Backed Securities” and “— Credit Risk” in the Prospectus for more information regarding credit and other risks associated with investments in asset-backed securities.
Mortgage-backed securities may include Variable Rate Securities as such term is defined in “Variable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The issuance of underlying assets may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. During the 2008 global financial crisis, a significant number of asset-backed security insurers defaulted on their obligations.
The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation for underlying assets (e.g., failure to properly document a security interest in the underlying collateral) can affect the rights of the holders of those underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, a Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”)). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.
In many securitizations, CDOs and similar transactions, there are asset and counterparty performance requirements that must be met to ensure income is paid to all investors, rather than being retained in a lock-up or cash reserve as additional credit or liquidity support for senior investors. If a Fund takes subordinated positions in such transactions, or if a diversion were to occur, it could result in an elimination, deferral or reduction of the income received by the Fund.
Each loan portfolio underlying a securitization is administered by a servicer whose role may include underwriting the loan portfolio, arranging its securitization, administering cash flows and arrears, and overseeing the realization of security where a loan has gone into default. A Fund’s investment and the return to the Fund may be adversely impacted where, among other things, the servicer (1) fails to follow best practices in realizing any security values, or (2) fails to adequately administer the loans that fall into arrears or default. In the event that the servicer is unable to meet its administrative obligations, a substitute servicer will need to be appointed. There is a risk that a substitute servicer will not be available when required, that the substitute servicer will not be able to perform its duties with the requisite level of skill and competence or that it will require extra time to assume responsibility for the portfolio.
Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the
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underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at a variable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. The Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk (including adverse credit spread moves), illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.
Variable Rate Securities
Variable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Variable rate securities include U.S. government securities and securities of other issuers. Some variable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of variable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on variable rate securities may lag changes in prevailing market interest rates. Also, some variable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages)
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are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, variable rate securities are less likely than non-variable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Mezzanine Securities
A Fund may invest in mezzanine securities, which are unsecured securities that are senior to common stock or other equities but that are subordinated to substantial amounts of senior debt. Holders of mezzanine securities are generally not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the legal remedies available to holders of mezzanine securities are normally limited by contractual restrictions benefiting senior creditors. In the event a company in which a Fund holds mezzanine securities cannot generate adequate cash flow to meet senior debt service, the Fund may suffer a partial or total loss of capital invested. In situations where some or all of the senior debt is unsecured, distributions in respect of mezzanine securities may be substantially less than distributions payable to other unsecured creditors. Because issuers of mezzanine securities are often highly leveraged, their relatively high debt-to-equity ratios create increased risks that their operations cannot generate adequate cash flow to meet senior debt service.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-3 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by GMO to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “high yield” or “junk bonds”). In addition, some Funds may hold securities that are downgraded to below investment grade status after the time of purchase by the Funds (sometimes referred to as “fallen angel” securities). The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic, regulatory or other conditions (including, for example, a substantial period of rising interest rates or declining earnings) may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations will not generate sufficient cash flow to service their debt obligations. High yield securities may be unsecured and may be subordinate to other obligations of the issuer, including obligations to senior creditors, trade creditors and employees. In addition, many issuers of high yield debt may be (i) in poor financial condition; (ii) experiencing poor operating results; (iii) having substantial capital needs or negative net worth; or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on GMO’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case of investment grade securities.
The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the Securities Act of 1933, as amended, (the “1933 Act”), and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B — Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Distressed or Defaulted Debt Securities
Some Funds may invest, directly or indirectly (through derivatives or other funds), in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). A Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.
Investments in distressed or defaulted debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that can lead to payment defaults and insolvency proceedings on the part of their issuers. For example, investment in stressed or distressed loans are often less liquid than performing loans. In addition, the market may be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the values of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility.
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In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.
Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for GMO to determine within reasonable standards of predictability. A Fund may invest in companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If a Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.
If GMO’s assessment of the eventual recovery value of a defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.
Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.
In addition, investments in the above-noted instruments may present special tax issues for a Fund. See the “Taxes” section for more information.
Risks of Litigation. Investing in securities issued by companies under financial or business stress can be a contentious and adversarial process that involves litigation. Different investor groups may have qualitatively different, and frequently conflicting, interests. A Fund may have indemnification obligations in connection with any such litigation. In particular, the Fund may be obligated to indemnify its trustees, GMO and any director, officer, partner, member, stockholder, controlling person or employee of GMO and any person serving at the request of the Fund.
Liquidation and Litigation Trusts. A Fund may invest or otherwise acquire, such as in a distribution pursuant to a plan of reorganization, interests or instruments in liquidation, litigation, and/or similar trusts which may provide a recovery to its beneficiaries by asserting litigation claims or otherwise liquidating assets of a debtor. Interests or instruments in liquidation, litigation or similar trusts could be illiquid and/or difficult to value. Any recovery pursuant to an interest or instrument in such trusts may be significantly delayed as a result of prolonged litigation or other proceedings, which may not be successful and could result in no recovery to the beneficiaries of the trust.
Rescue Financings and DIP Loans. A Fund may support and/or participate in the provision of rescue financings, which are typically secured loans structured to generate high risk-adjusted returns extended to distressed companies that have not yet filed for bankruptcy protection. Such Funds also may support and/or participate in the provision of debtor-in-possession (“DIP”) loans to companies undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. In this context, a Fund generally will obtain a secured and/or a priority claim against the borrower’s assets that would permit the Fund to foreclose on its collateral if the borrower fails to restructure or reorganize. In addition, if the Fund wished to participate in the restructured or reorganized entity, it could agree to convert its loan into securities issued in connection with the restructuring or reorganization. If the borrower fails to successfully restructure or reorganize, or if the assets pledged as collateral for the Fund’s DIP or rescue loan are insufficient, the Fund may not be able to recover the full amount lent to the borrower and may lose money.
Participation on Creditors’ Committees. Generally, when a Fund holds bonds or other fixed income securities of an issuer, the Fund becomes a creditor of the issuer. Although under no obligation to do so, a Fund may participate on committees formed by creditors to negotiate the management of financially troubled issuers that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the issuers with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, a Fund may be deemed to have duties to other creditors represented by the committees, which will thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. As a member of a creditors’ committee, a Fund also may be provided with material non-public information that may restrict the Fund’s ability to trade in the issuer’s securities. A Fund may determine in good faith that its trading activities are not restricted and may trade in the issuer’s securities while engaged in the issuer’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.
Risks Associated with Bankruptcy and Insolvency Cases. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of a Fund.
Generally, the duration of a bankruptcy or insolvency case can only be estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. In many cases, the company may not be able to reorganize and may be required to liquidate assets. In addition, the debt of companies in financial reorganization may not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.
In addition, the effect of a bankruptcy filing on a company may adversely and permanently affect the company. The company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the realization value of the company may not equal the realization value that was believed to exist at the time of the investment.
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During a bankruptcy case, an automatic stay will prevent all creditors from taking action against the debtor to collect on amounts owed to such creditors. Unless a creditor’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, a creditor’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court.
The administrative costs in connection with a bankruptcy proceeding are frequently high and will generally be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.
U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.
Claims in bankruptcy cases are often paid at less than par and, depending on the debtor’s asset and liabilities, there may be no recovery at all for some classes of creditors. The claims of secured creditors are often paid out over time. Initially, only the debtor may file a proposed plan of reorganization. While the U.S. Bankruptcy Code permits other parties-in-interest to file proposed plans of reorganization after the debtors’ “exclusive period” to do so ends, bankruptcy courts often extend the debtor’s exclusive period, which effectively permits only the debtor to file a proposed reorganization plan. While creditors can vote on the plan of reorganization the unanimous consent of all creditor classes is not necessarily required for the bankruptcy court to confirm the plan. Therefore, a plan can, subject to the provisions of the U.S. Bankruptcy Code, be “crammed down” on dissenting classes of creditors.
Even if a class of claims is entitled to a recovery in a reorganization or liquidation proceeding, such recovery could be in the form of instruments or interests different from the form of instrument or interest which formed the basis for the claims, including debt securities, equities, warrants, options, cash, interests in litigation claims or trusts formed to pursue such litigation claims, interests in liquidation trusts, or other property or interests, any of which could be illiquid and/or difficult to value.
Furthermore, there are instances where creditors and equity holders may lose their ranking and priority when they act inequitably in taking over management and functional operating control of a debtor or otherwise. Creditors, particularly creditors that own equity or are in control of a debtor, also may lose priority in situations where a bankruptcy court determines that debt should be recharacterized as equity based on the perceived “intent” of the parties as determined by the bankruptcy court.
Notwithstanding the corporate structure of various debtor entities, such as special purpose entities created to hold assets and to structure for bankruptcy remoteness, such entities may, in certain cases, be substantively consolidated in bankruptcy proceedings, which can affect the outcome of such proceedings and adversely affect the amounts ultimately received by creditors.
The U.S. Bankruptcy Code and other laws and regulations affecting debtors’ and creditors’ rights are subject to change, including by way of legislative action or judicial interpretation. Such changes could alter the expected outcome or introduce greater uncertainty regarding the expected outcome of an investment situation of a Fund, which may adversely affect such investment of the Fund’s investment program.
Investments in the debt of financially stressed companies domiciled outside the United States involve additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights (including the right to enforce liens on collateral), reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.
Risks of Pre-filing Investments. A Fund may invest in the securities and obligations issued by issuers that are financially distressed and that GMO expects will commence bankruptcy proceedings, including debt obligations that are in covenant or payment default (each such issuer a “pre-filing issuer”). GMO generally considers such investments to be speculative. The repayment of defaulted obligations is subject to significant uncertainties. These loans are subject to the risks inherent in the bankruptcy process and do not possess certain protections, such as priming liens, afforded to other creditors. It is possible that a creditor making an investment prior to the commencement of bankruptcy proceedings will be deemed to have acted inequitably and consequently lose ranking and priority. In addition, investments in pre-filing issuers are more likely to be challenged as fraudulent conveyances and amounts paid on the investment may be subject to avoidance as preferences under certain circumstances.
Leveraged Companies
A Fund’s investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.
The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the
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“residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady Bonds in existence today.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally.”
Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. Each Fund that is a RIC under the Code is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See the “Taxes” section. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.
Indexed Investments
Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See the “Taxes” section.
In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation-Indexed Bonds. Some Funds may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. See “Options, Futures, and Forward Contracts — Inflation-Linked Futures” for a discussion of inflation-linked futures. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.
Inflation-indexed securities issued by the U.S. Treasury (or TIPS) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A
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Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The market price of inflation-indexed bonds (including TIPS) normally changes when real interest rates change. Their value typically declines during periods of rising real interest rates (i.e. nominal interest rate minus inflation) and increases during periods of declining real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e. stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced.
Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. Any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. In each case, a Fund may be required to distribute the accrued income to its shareholders, even though the Fund may not receive a corresponding amount of cash on a current basis, which could require a Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. Decreases to principal amounts may not be currently deductible from a U.S. federal tax perspective.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments, When-Issued Securities, and TBAs
Some Funds may enter into firm commitments and similar agreements with banks or brokers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed income securities may enter into a firm commitment agreement if GMO anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
FINRA rules have been adopted that include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement but could increase the cost of TBA transactions and impose added operational complexity.
Loans (Including Bank Loans), Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).
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Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by a Fund may be below investment grade, unrated, and/or undersecured.
When investing in a loan participation, a Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.
Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially will be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
GMO may, with respect to its management of investments in certain loans for a Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, GMO will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). GMO’s decision not to use material, non-public information about borrowers may place GMO at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, GMO’s ability to assess the significance of the amendment, waiver or consent or its desirability from a Fund’s point of view may be materially and adversely affected.
When GMO’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by a Fund or other accounts managed by GMO (either intentionally or inadvertently), or material, non-public information is otherwise attributed to GMO, GMO’s ability to trade in other securities of the issuers of these loans for the account of GMO may be limited pursuant to applicable securities laws. Such limitations on GMO’s ability to trade could have an adverse effect on a Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Credit Facilities. Certain Funds have jointly entered, or may in the future jointly enter, into a revolving credit facility (the “Credit Facility”) whereby those Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. In the event a Fund defaults under the Credit Facility or other borrowing facility, the Fund may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, which could have a material adverse effect on the business, financial condition, operations, cash flows, and performance of the Fund. In addition, following a default by a Fund of its obligations under a borrowing facility, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, operations, cash flows, and performance of the Fund.
Covenant Lite Loans Risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose a Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Trade Claims. The Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there
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can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).
Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although GMO endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if a Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.
In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.
Lender Liability Considerations and Equitable Subordination Risks. A number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct. There can be no assurance as to whether any fund, lending institution, or other party from which a Fund may directly or indirectly acquire such claims engaged in any such conduct, and if it did, as to whether the Fund would be subject to claims that the Fund’s portfolio investments should be equitably subordinated based on such conduct. Because of the nature of certain of a Fund’s portfolio investments, a Fund could be subject to allegations of lender liability or to claims that the Fund’s portfolio investments should be equitably subordinated.
Fraudulent Conveyance and Preference Risk. Various federal and state laws enacted for the protection of creditors may apply to the purchase of a Fund’s investments by virtue of the Fund’s role as a creditor with respect to the borrowers under such investments. If a court in a lawsuit brought by an unpaid creditor, a debtor-in-possession, a trustee in bankruptcy, or their respective representatives, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment and, after giving effect to such indebtedness and/or grant of any security interest or other lien, the issuer or obligor (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could, under certain circumstances, invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, could subordinate such indebtedness to existing or future creditors of the borrower, and could allow the borrower to recover amounts previously paid by the borrower to the creditor (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.
The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer or obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer or obligor was “insolvent” after giving effect to the incurrence of the indebtedness and/or the granting of any security interest or other lien or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence of indebtedness and/or grant of security interests or other lien.
A Fund may invest in bank debt or other indebtedness issued by a borrower which is guaranteed by other entities within the borrower’s corporate family. In such circumstances, the borrower often has little or no assets other than the stock of its subsidiaries and, as a result, any recovery is often available only, if at all, from the entities that guaranteed the indebtedness. There is a risk, however, that the obligations of such guarantors and any security interests or other liens issued by the guarantors to secure such obligations may be avoided as fraudulent conveyances in the event that a court were to determine that such guarantors did not receive reasonably equivalent value in exchange for the issuance of the guarantees and for the security interests or other liens. A court could determine that the guarantors did not receive reasonably equivalent value or fair consideration in incurring the obligations and granting the security interests or other liens despite the existence of “indirect” benefits to the guarantors, such as the strengthening of the corporate enterprise in the transaction. Additionally, provisions in guarantees and other similar documents governing similar obligations by which fraudulent conveyance exposure is sought to be reduced or eliminated, such as so-called “savings clauses,” may not be enforceable. As a result, a Fund’s investment in corporate bank debt or other indebtedness could be subject to avoidance as a fraudulent conveyance.
In addition, in the event of the insolvency (as determined by a court based on the law of the jurisdiction which is being applied) of an issuer of an investment, payments made on a Fund’s investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors.
There can be no assurance that a successful cause of action for fraudulent conveyance or preference will not occur, or as to whether any fund, lending institution or other party from which a Fund may directly or indirectly acquire an investment engaged in any conduct to give rise to such causes of action, and if it did, as to whether such causes of action could be asserted against the Fund.
Reverse Repurchase Agreements and Dollar Roll Agreements
The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors, to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
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Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). A Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Derivatives and Short Sales Risk” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives” below.
For a discussion of the Funds’ participation in reverse repurchase agreements conducted through a peer-to-peer platform offered by the Funds’ custodian, see “Repurchase Agreements – ‘Peer-to-Peer’ Repurchase and Reverse Repurchase Agreements” above.
See also “Legal and Regulatory Risk” below.
Commodity-Related Investments
Some Funds may gain exposure to commodity markets by investing in commodities or commodity-related instruments directly or indirectly, including through Underlying Funds. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options, Futures, and Forward Contracts,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.
A Fund should generally be entitled to treat the income it recognizes from its investment in its wholly-owned subsidiary, if applicable, as qualifying income for purposes of qualifying as a RIC. There is a risk that the Internal Revenue Service (“IRS”) could determine that some or all of the gross income that this Fund derives from an investment in such a subsidiary is not qualifying income, which will adversely affect the ability of a Fund to qualify as a RIC. Such foreign subsidiary is a “controlled foreign corporation” (“CFC”) for U.S. federal tax purposes.
A Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC and could adversely affect its ability to so qualify. See the “Taxes” section for more information.
Illiquid Investments, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted, and the Board of Trustees has appointed GMO to administer, a liquidity risk management program to assess and manage its illiquidity risk. Under its program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid investments. The term “illiquid investments” for purposes of the program means securities that a Fund reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in its operations and will not eliminate the liquidity risk inherent in a Fund’s investments.
Each Fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of under current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment.
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In considering the Fund’s ability to sell or dispose of an investment within seven days without significantly changing the investment’s market value, the Fund considers the portion of the investment that the Fund reasonably anticipates selling in response to redemption requests. The determination that any investment is or is not an “illiquid investment” requires the Fund to make a number of market-based and other assumptions about future events and thus should not be viewed as a guarantee or an assurance that the Fund will be able to dispose of any portion of a particular investment within any particular period of time.
Private Placements and Restricted Investments. Illiquid investments include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of a Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities are generally only sold to institutional investors in private sales from the issuer or from an affiliate of the issuer. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of marketplace trades. Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense. While such Fund may be indemnified against such liabilities, the issuer may not have the financial resources to satisfy its indemnification obligations. Furthermore, it is the position of the SEC staff that indemnification for violations of the 1933 Act is against public policy and therefore unenforceable. A Fund may be unable to sell restricted securities and other illiquid investments at the most opportune times or without significantly impacting the market value of the investment.
At times, the inability to sell illiquid investments can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of GMO normally plays a greater role in valuing these securities than in valuing publicly traded securities.
Private Investments in Public Companies. A Fund may make investments in private placements by publicly-held companies (“PIPEs”). In a typical PIPE transaction, a Fund will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired by the Fund will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid by the Fund in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock acquired by the Fund or the shares of common stock issuable upon conversion of the convertible securities acquired by Fund. If the issuer fails to so register the shares within that period, the Fund may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the Fund may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares held by a Fund in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid by the Fund, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Risks of Insufficient Capital for Follow-On Investments. Following its initial investment in a company, a Fund may have the opportunity to increase its investment in such company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient resources to, or be permitted to, make such investments. Any decision not to make follow-on investments or its inability to make them may have a substantial negative impact on such company in need of such an investment, may result in missed opportunities for the Fund or may result in dilution of the Fund’s investment.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end Underlying Funds (including other Funds, money market funds, and ETFs). Investing in an Underlying Fund exposes a Fund to all the risks of that Underlying Fund and, in general, subjects it to a pro rata portion of the Underlying Fund’s fees and expenses. Some of the Funds also may invest in private, unregistered Underlying Funds. Adverse events could impact one or more of the
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Underlying Funds at the same time. There is no assurance that the investments or investment strategies employed by Underlying Funds will be successful. Some of the Funds (particularly those utilizing asset allocation strategies) invest in other GMO Funds (for purposes of this paragraph only, “underlying GMO Funds”). Although for some Funds GMO does not receive a direct fee for advising or performing the asset allocation, GMO receives fees from the underlying GMO Funds in which those Funds invest. In such cases, GMO will earn a higher total fee to the extent a Fund's assets are allocated among underlying GMO Funds that have higher fees payable to GMO. Therefore, a conflict of interest exists because GMO has an incentive to allocate Fund assets into underlying GMO Funds that produce the greatest fees for GMO. Underperformance by the Underlying Funds could cause a Fund to underperform, even though GMO’s asset allocation strategies with respect to the Fund were appropriate given market conditions. For many Funds, GMO has the discretion to invest in Underlying Funds however it deems most appropriate.
A Fund’s investment in Underlying Funds could affect the amount, timing and character of distributions to shareholders, and in certain circumstances could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which could require a Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See the “Taxes” section.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. Some ETFs in which a Fund invest may hold a portfolio of bonds (or other fixed income instruments) or common stocks that is intended to track the price and dividend performance of a particular index. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. The Funds also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market prices for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets (collectively, the “3/5/10 Limits”). Some Funds may invest in one or more ETFs beyond the 3/5/10 Limits pursuant to Rule 12d1-4 under the 1940 Act.
Some of the Funds may invest in Underlying Funds beyond the 3/5/10 Limits in reliance on Rule 12d1-4 under the 1940 Act. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of these Underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses (absent reimbursement of those fees and expenses).
Investments in Wholly-Owned Subsidiaries
A Fund that invests in a wholly-owned subsidiary (if noted in the Prospectus), or in a fund that invests in a wholly-owned subsidiary, will be indirectly exposed to the risks of any such subsidiary’s investments. A Fund is indirectly exposed to the risks of its subsidiary’s investments. In particular, see “Commodity-Related Investments.”
Future changes in, or interpretations of, the securities, corporate, tax or other applicable laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of a Fund and/or its direct or indirect subsidiaries, as the case may be, and other funds investing directly or indirectly through a subsidiary to operate as described in the Prospectus or this SAI and could adversely affect each such Fund and its shareholders. See “Commodity-Related Investments” and “Taxes” for more information.
Legal and Regulatory Risk
Legal, tax, and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve (“Federal Reserve”) or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation enacted in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. For example, there has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund or any Underlying Funds to trade in securities could have a material adverse impact on a Fund’s performance.
In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.
The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union, the United Kingdom and various other countries have implemented and are in the process of implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are evolving, their impact on the Funds remains unclear.
The U.S. government, the European Union, the United Kingdom and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
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These and other rules and regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.
The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits)” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by GMO and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of GMO may have to be modified and that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adviser to a Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
The SEC has adopted new rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where the Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on GMO’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit GMO’s ability to access management and other personnel at certain companies where GMO seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy.
Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict the Fund's ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund's ability to generate returns.
The SEC has finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. As noted herein, the SEC has also adopted new rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity as well as a new rule that will require reporting and public disclosure of certain securities loan transaction information. These and any other new rules, whether assessed on an individual or collective basis, could materially change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of fund advisers and their funds. While it is currently difficult to predict the full impact of these new rules (particularly because the compliance dates for many of the rules has not yet occurred and could be subject to delays), these rules could make it more difficult for the Funds to execute certain investment strategies and may have a material adverse effect on a Fund's ability to generate returns.
Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.
Investors should also be aware that some EU-regulated institutions (banks, certain investment firms, managers of alternative investment funds, UCITS funds, insurance and reinsurance undertakings, and occupational pension schemes) are restricted from investing in certain securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and the original lender or the originator of the underlying assets; and (ii) the originator, sponsor, or original lender retains, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization and discloses this risk retention to investors; and (iii) the originator, sponsor or special purpose entity complies with certain transparency requirements. Although the requirements do not apply to any of the Funds directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.
Lack of Operating History
As of the date of this SAI, some Funds have limited operating history and other Funds have no operating history. Therefore, there is limited or no operating history to evaluate such Funds’ future performance. Past performance is not an indication of future performance. In addition, the past performance of other investment funds managed by GMO cannot be relied upon as an indicator of a Fund’s success, in part because of the unique nature of such Fund’s investment strategy. An investor in each Fund must rely upon the ability of GMO in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.
A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that a Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Funds may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of a Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences
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for shareholders. Additionally, during a Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.
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ADDITIONAL INVESTMENT STRATEGIES
Event-Driven Strategy
While implementing an event-driven strategy, a Fund may purchase securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, acquisition, or other similar transaction (“event-driven transactions” or “corporate events”). The purchase price paid by the Fund may substantially exceed the consideration received by the Fund upon the closing of the transaction, resulting in losses to the Fund.
If a Fund purchases securities in anticipation of an event-driven transaction and that transaction (such as a merger) later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of those securities may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage strategies) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed transaction can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.
In conjunction with event-driven investing, a Fund may sell securities short in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company to protect against a decline in the market value of those securities before the acquisition’s completion. A Fund also may employ various hedging strategies to protect against market fluctuations or other risks, and also may use derivatives to increase, or reduce, long or short exposure to one or more asset classes or issuers.
Event-driven strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with event-driven investing may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction. If the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.
A Fund’s participation in event-driven transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.
Special Situation Investment Risks. Certain Funds may make investments that provide exposure to “special situations,” including recapitalizations, spinoffs, corporate and financial restructurings, litigation, or other catalyst-orientated situations. Such investments are often difficult to analyze. In any such investment opportunity, there exists the risk that the relevant transaction either will be unsuccessful, will take considerable time, or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated catalyst produces an unanticipated result or does not in fact occur, a Fund may choose to sell the investment at a loss or hold the investment and ultimately recover less than the amount of its initial investment. Although a Fund may intend to utilize appropriate risk management strategies, such strategies cannot fully insulate the Fund from the risks inherent in its investment activities. Moreover, in certain situations, a Fund may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.
Short Sales
Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. To engage in a short sale of a security or currency it does not own, a Fund borrows the security (e.g., shares of an ETF) or currency from a broker or other counterparty and sells it to a third party, pays to borrow the security or currency, and agrees to pay the broker or other counterparty any dividends or interest it receives on the borrowed security or currency. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker or other counterparty and may be required to pay the broker or other counterparty any dividends or interest it receives on a borrowed security. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker or other counterparty, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. A Fund also may create short investment
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exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. These derivative positions will typically expose the Fund to economic risks similar to those associated with shorting securities directly. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.
There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions GMO anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund.
To the extent GMO employs a hedging strategy for a Fund, the success of any such hedging strategy will depend, in part, upon GMO’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.
A Fund’s short sale transactions, including in connection with its merger arbitrage activities, could affect the amount, timing and character of distributions to shareholders, including by resulting in the realization of short-term capital gains by the Fund, which are generally taxed to shareholders at ordinary income tax rates when distributed.
See “Legal and Regulatory Risk” above.
Prime Services. Some Funds may loan their portfolio securities through a “prime services” (formerly referred to as an “enhanced custody”) program offered by the Funds’ custodian to facilitate the borrowing of securities for the Funds’ short sales. Under the program, a Fund borrows securities from the custodian and sells short those borrowed securities. The Fund may utilize various ways of collateralizing its obligation to return the borrowed securities, including by pledging securities held in the Fund’s custodial account to the custodian, by lending securities held in the Fund’s custodial account to the custodian, or by posting the cash proceeds received from the Fund’s short sales to the custodian. In the event the Fund elects to collateralize its obligation by lending securities to the custodian, such loans will be secured by collateral from the custodian equal at all times to at least 100% of the market value of the loaned securities. As compensation for the short sale borrowing, the Fund pays the custodian a securities borrow fee and a financing charge, which may be reduced (in whole or in part) by amounts earned by the Fund for lending its securities as collateral for the amount borrowed.
As with traditional securities lending arrangements, described in more detail under “Descriptions and Risks of Fund Investments – Securities Lending” above, voting rights or rights to consent with respect to the loaned securities pass to the borrower (i.e. the custodian in the case of prime services). A Fund has the right to call loans at any time on reasonable notice to exercise voting rights associated with the security and will do so if both (i) GMO receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) GMO believes that the benefits to the Fund of voting on that proposal outweigh the benefits to the Fund of having the security remain out on loan. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
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USES OF DERIVATIVES
Introduction and Overview
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
It is the policy of each Fund to comply with Section 18(f) of the 1940 Act and the Funds are permitted to use any practices permitted by or consistent with applicable rules under Section 18(f), relevant SEC releases, no-action letters and other pronouncements, in each case in effect from time to time (“Section 18(f)”).
This overview outlines various ways in which the Funds and any wholly-owned subsidiaries may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in each Fund’s Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections above. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.
Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section above, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this SAI or the Prospectus.
Function of Derivatives in the Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. Certain Funds may use exchange-traded and OTC financial derivatives and exchange-traded futures and/or forward contracts as integral parts of their investment programs. In addition, specific market conditions may influence GMO’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.
Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments — Legal and Regulatory Risk,” the U.S. government, the European Union, the United Kingdom, and some other jurisdictions have enacted legislation that includes provisions for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the implementation of the legislation is evolving, its ultimate impact remains unclear. Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires mutual funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. A Fund that uses derivative instruments in a limited amount is not subject to all the requirements of Rule 18f-4. Rule 18f-4 could have an adverse effect on a Fund’s performance and ability to implement its investment strategies as it has historically. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the “value-at-risk” limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in a Fund’s derivative investments.
Alternative Allocation Fund may use derivatives in some or all of the ways described below.
Use of Derivatives by the Equity Funds (excluding the Asset Allocation Funds)
The Funds may use derivatives to gain long or short investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.
A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.
The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.
The Funds may use derivatives to effect transactions intended as substitutes for securities lending.
Each of the Funds may have investment exposures in excess of its net assets (i.e. the Fund may be leveraged).
A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.
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Use of Derivatives by the Asset Allocation Funds and Implementation Fund
The Funds may use derivatives to gain long or short investment exposure to securities, commodities, or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.
The Funds may use derivatives, such as futures, options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.
The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The Funds may use derivatives to effect transactions intended as substitutes for securities lending.
Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, a Fund may have gross investment exposures in excess of its net assets (i.e. the Fund may be leveraged) and therefore is subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Use of Derivatives by the Bond Funds
“Bond Funds” include Asset Allocation Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Shares Fund, Emerging Markets Debt Total Return Fund, High Yield Fund, MAC Implementation Fund, Multi-Asset Credit Fund, Opportunistic Income Fund, and U.S. Treasury Fund. The Funds may use derivatives to gain long or short investment exposure to securities or other assets. In particular, the Funds may use swaps, options, or other derivatives on an index, an ETF, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.
The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.
The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, ETFs, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments. See “Swap Contracts and Other Two-Party Contracts.”
Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, a Fund may have gross investment exposures in excess of its net assets (i.e. the Fund may be leveraged) and therefore is subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund’s) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Please note that the Emerging Country Debt Shares Fund may use derivatives only indirectly through its investment in Emerging Country Debt Fund.
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INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions. On August 19, 2022, in connection with the effectiveness of Rule 18f-4 under the 1940 Act, the SEC rescinded the pronouncement that allows the Funds, subject to conditions, to enter into the transactions described in (iii) above without regard to the asset coverage requirements described in (i) above. Such transactions are now subject to applicable requirements under Section 18 of the 1940 Act and Rule 18f-4 thereunder.
(2) With respect to each Fund (except for Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Markets Debt Total Return Fund, Emerging Markets ex-China Fund, Global Developed Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, MAC Implementation Fund, Multi-Asset Credit Fund, Japan Value Creation Fund, Quality Fund, Resources Fund, Resource Transition Fund, Small Cap Quality Fund, Strategic Opportunities Allocation Fund, U.S. Opportunistic Value Fund, U.S. Small Cap Value Fund, and U.S. Treasury Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Country Debt Fund, Emerging Markets Debt Total Return Fund, Emerging Markets ex-China Fund, Global Developed Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, Japan Value Creation Fund, MAC Implementation Fund, Multi-Asset Credit Fund, Opportunistic Income Fund, Quality Fund, Resources Fund, Resource Transition Fund, Small Cap Quality Fund, Strategic Opportunities Allocation Fund, U.S. Opportunistic Value Fund, U.S. Small Cap Value Fund, and U.S. Treasury Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
This restriction does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 331∕3% of a Fund’s total assets in the case of each Fund (except International Equity Fund), with respect to not more than 25% of total assets in the case of International Equity Fund.
(7)(a) Except as provided in (7)(b), (7)(c) and 7(d) below, each Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(7)(b) Resources Fund will invest more than 25% of the value of its assets in the natural resources sector.
For purposes of Fundamental Restriction (7)(b), Resources Fund considers the “natural resources sector” to include companies in the group of industries that own, produce, refine, process, transport, and market natural resources and companies in the group of industries that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, environmental services, and such other industries as determined by GMO from time to time.
(7)(c) Climate Change Fund will invest more than 25% of the value of its assets in climate change-related industries.
For purposes of Fundamental Restriction (7)(c), Climate Change Fund considers “climate change-related industries” to include clean energy, batteries and storage, electric grid, energy efficiency, recycling and pollution control, agriculture, water, and businesses that service such industries.
(7)(d) Resource Transition Fund will invest more than 25% of the value of its assets in the resource transition sector.
For purposes of Fundamental Restriction (7)(d), Resource Transition Fund considers the “resource transition sector” to include companies that own, produce, refine, process, transport, and market natural resources other than fossil fuels and companies that provide related equipment, infrastructure, and services. The sector includes, for example companies in the following industries: diversified mining, precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, water, alternative energy sources, and environmental services. For
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purposes of Fundamental Restriction (7)(d), Resource Transition Fund does not consider the integrated oil and gas or oil and gas exploration and production industries to be part of the “resource transition sector”.
For purposes of Fundamental Restrictions (7)(a), (7)(b), (7)(c), and (7)(d), the U.S. government and its agencies and instrumentalities are not considered to be an industry.
(8)(a) With respect to each Fund (except Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Markets Debt Total Return Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, MAC Implementation Fund, Multi-Asset Credit Fund, Resources Fund, Resource Transition Fund and Strategic Opportunities Allocation Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Asset Allocation Bond Fund, Climate Change Fund, Resources Fund, and Resource Transition Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(c) With respect to each of Benchmark-Free Allocation Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, High Yield Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, and Strategic Opportunities Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).
(d) With respect to each of Alternative Allocation Fund and Emerging Markets Debt Total Return Fund, the Fund may not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(e) With respect to Benchmark-Free Fund, Implementation Fund, MAC Implementation Fund, and Multi-Asset Credit Fund, the Funds may not purchase commodities, except that the Funds may purchase and sell commodity contracts or any type of commodity-related derivatives (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
At the time of establishing Fundamental Restrictions (8)(a)-(e) for some of the Funds, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts.” Notwithstanding any subsequent federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
Even though the SEC has taken the view that the following transactions fall within the functional meaning of the term “evidence of indebtedness” (and, therefore, involve the issuance of a “senior security”), the SEC has concluded that these transactions may be entered into, notwithstanding the requirements of Section 18 of the 1940 Act, subject to constraints set forth in applicable rules, regulation and pronouncements of the SEC: (i) reverse repurchase agreements, firm commitments, and standby agreements, (ii) any swap contract or contract for differences; (iii) any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; (iv) any borrowing permitted by Fundamental Restriction (1) above; (v) any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and (vi) the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to each of Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Country Debt Fund, Emerging Country Debt Shares Fund, Emerging Markets Fund, Emerging Markets ex-China Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, International Equity Fund, International Opportunistic Value Fund, Japan Value Creation Fund, Multi-Asset Credit Fund, Opportunistic Income Fund, Quality Fund, Resources Fund, Small Cap Quality Fund, Strategic Opportunities Allocation Fund, U.S. Equity Fund, U.S. Opportunistic Value Fund, U.S. Small Cap Value Fund, and U.S. Treasury Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) With respect to each Fund (except Benchmark-Free Fund, Climate Change Fund, Implementation Fund, MAC Implementation Fund, Multi-Asset Credit Fund, and Resources Fund), the Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
With respect to Alternative Allocation Fund, this restriction shall not apply with respect to the Fund’s direct or indirect investments in one or more wholly-owned subsidiaries.
(3) Each Fund may not invest more than 15% of its net assets in illiquid investments.
(4) With respect to each Fund (except for Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Markets Debt Total Return Fund, Emerging Markets ex-China Fund, Global Developed Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, MAC Implementation Fund, Multi-Asset Credit Fund, Japan Value Creation Fund, Quality Fund, Resources
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Fund, Resource Transition Fund, Small Cap Quality Fund, Strategic Opportunities Allocation Fund, U.S. Opportunistic Value Fund, U.S. Small Cap Value Fund, and U.S. Treasury Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 331∕3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Fund’s Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct and indirect investing and the term “investments” to include both direct and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. For Name Policies related to “Equity” Funds, the term “equities” refers to direct and indirect investments (described above) in common and preferred stocks and other stock-related securities, such as convertible securities and depositary receipts. These investments also include exchange-traded equity REITs and equity income trusts.
When used in connection with a Fund’s Name Policy, GMO uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Fund’s Prospectus.
Except for Fundamental Restriction (1) (as indicated above) and Non-Fundamental Restriction (3), all percentage limitations on investments set forth herein and in a Fund’s Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
With respect to Alternative Allocation Fund, Implementation Fund, and MAC Implementation Fund for purposes of determining compliance with each Fund’s policy not to concentrate investments in a particular industry, futures contracts will be valued at current market value (not notional value).
The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Fund’s Prospectus or this SAI cannot be changed without the approval of shareholders of that Fund.
In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of Emerging Country Debt Fund and Emerging Country Debt Shares Fund has also agreed as follows:
Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.
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DETERMINATION OF NET ASSET VALUE
The net asset value or “NAV” of a Fund or each class of shares of a Fund, as applicable, is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Trust are available at https://www.gmo.com/americas/investment-capabilities/mutual-funds/.
The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. For most Funds, NAV is not determined (and accordingly, transactions in shares of the Funds are not processed) on any day when the NYSE is closed for business. For the Bond Funds, NAVs are not typically determined (and accordingly, transactions in shares of the Bond Funds are not processed) on days when either the NYSE or the U.S. bond markets are closed for business. For these purposes, the U.S. bond markets are deemed to be closed for business on the dates that the Securities Industry and Financial Markets Association recommends a full close for the trading of U.S. dollar-denominated fixed income securities in the United States. For Japan Value Creation Fund, NAV is not typically determined (and accordingly, transactions in shares of Japan Value Creation Fund are not processed) on days when either the NYSE or Japanese equity markets are closed for business. As a result, from time to time, Japan Value Creation Fund may not determine NAV for several consecutive weekdays when Japanese equity markets are closed for business, during which time investors will be unable to redeem their shares in Japan Value Creation Fund.
A Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information. In addition, to the extent a Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed for business), the net value of the Fund’s assets may change significantly on days when shares cannot be redeemed.
GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by a Fund, and the prices supplied by those alternative sources do not necessarily align with the prices supplied by primary pricing sources.
Under Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company, a fund’s board is permitted to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. As of the date of this SAI, GMO serves as the Funds’ valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act and makes fair value determinations with respect to Fund investments, as necessary.
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DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, its net investment income, if any, and its net realized capital gains, if any, after offsetting any available capital loss carryforwards. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and net realized capital gain. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time or as otherwise provided in the Funds’ Prospectus, distributions by a Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes”).
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TAXES
Except as specifically noted below, the following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The consequences under other tax laws may differ. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based upon the Code and upon judicial decisions, U.S. Treasury Regulations, IRS Rulings and other administrative materials interpreting the Code, all of which are subject to changes, which may or may not be retroactive. This summary may not describe or consider in detail the impact of all enacted laws (including pursuant to the “One Big Beautiful Bill Act” enacted into law in July 2025 (the “OBBBA”)), which could change certain of the tax consequences or considerations relating to an investment in a Fund, including certain tax consequences described below. A complete summary of any enacted legislation is beyond the scope of this discussion. Proposed legislation has been introduced in Congress that could result in significant changes to the Code, which could have retroactive effect. If enacted, these changes may significantly impact the after-tax return of Fund shareholders. Shareholders should consult their tax advisers about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible non-U.S., state, local, or other applicable tax laws (including the federal alternative minimum tax).
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans.
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund has elected to be treated or intends to elect to be treated, as applicable, and intends to qualify and be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)
diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code; and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain MLPs and natural resources-related ETFs (e.g., those investing substantially in commodities futures) may qualify as qualified publicly traded partnerships. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders its net investment income (including any net tax-exempt interest income), if any, and its net realized capital gains (including both net short-term and long-term capital gains), if any. Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed
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paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis).
Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, a Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, irrespective of whether a Fund retains or distributes such gains.
If a Fund incurs or has incurred Net Capital Losses, those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., Net Capital Losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund, may give rise to losses that would otherwise reduce distributable net investment income. A Fund cannot carry forward such losses to offset income or gains earned in subsequent taxable years. This may result in the Fund realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective.
In addition, a Fund’s ability to use Net Capital Losses and other losses that would otherwise reduce distributable net investment income, may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund over time by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit a Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e. “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change. Such a limitation could affect the amount, timing, and character of distributions to shareholders.
It is possible that a Fund will make investments through one or more foreign subsidiaries. Any such subsidiary will be a CFC for U.S. federal income tax purposes. See “Tax Implications of Certain Investments” for more information.
Special Considerations for Tax-Advantaged Retirement and Similar Accounts
Shares of some Funds are held by tax qualified retirement plans. Qualified plans generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such plans. Plan participants whose qualified plan invests in a Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (e.g., distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).
Shares of the Funds are also available for purchase through certain other types of tax-advantaged plans and accounts. Whether investing through a qualified plan as described above or through another type of tax-advantaged plan or account, prospective investors should consult with their own tax advisers and their plan administrator or other designated financial intermediary, to determine the suitability of a Fund as an investment through their plan or account and the specific U.S. federal income, as well as any state, local, non-U.S., or other tax consequences to them of investing in a Fund through their plan or account.
Transactions in Fund Shares
The sale, exchange, or redemption of Fund shares generally will give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. To the extent a shareholder’s account is subject to U.S. federal tax reporting (including an account for which a shareholder has informed the Funds that it would like to receive “informational only” U.S. federal tax reporting), the Funds generally will provide cost-basis information (on an IRS Form 1099-B) to the IRS and to the shareholder with respect to Fund shares acquired on or after January 1, 2012 and held in such accounts (“basis-reporting shares”), when such shares are subsequently redeemed or exchanged. The Funds are required to use the particular cost basis reporting method (e.g., average cost basis, first in-first out, specific share identification) selected by the shareholder in reporting such adjusted basis information, and if a shareholder fails to select a particular method, use the Funds’ default method. This reporting is generally not required for Fund shares held in a retirement or other tax-advantaged account, unless a shareholder has opted for “informational only” reporting as described above. Shareholders should contact the Funds for more information about how to select a particular cost basis accounting method in respect of any basis-reporting shares, as well as for information about the Funds’ particular default method.
Prior to the redemption, transfer, gifting and re-registration of Fund shares, shareholders also should consult their tax advisers concerning the application of these rules to their investment in a Fund, and for advice about selecting a cost basis accounting method suitable for them in light of their particular circumstances. Shares of a Fund acquired prior to January 1, 2012 generally are not subject to these rules, and shareholders are responsible for keeping track of their own cost basis in these shares.
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If a shareholder has purchased shares of a Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above to the shareholder, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method in respect of any basis-reporting shares, as well as for information about the intermediary’s particular default method.
In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held, or are treated as having been held, for more than one year and as short-term capital gain if the shares have been held, or are treated as having been held, for not more than one year. However, if a Fund were to be deemed a “nonpublicly offered RIC” as described under “Expenses Subject to Special Pass-Through Rules” below, depending on a shareholder’s percentage ownership in that Fund, a shareholder’s partial redemption of Fund shares could cause the shareholder to be treated as receiving a so-called “section 301 distribution,” treated, to the extent of such distribution’s allocable share of the Fund’s current and accumulated earnings and profits, as a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income realized in exchange for Fund shares. In such a case, a shareholder would generally not be able to recognize any losses on the redeemed Fund shares for U.S. federal income tax purposes. If a redeeming shareholder were treated as receiving a dividend, there would be a risk that other shareholders of the Fund, whose percentage interests in the Fund increase as a result of such redemption, would be treated as having received a taxable distribution from the Fund. Separately, a corporate shareholder owning at least eighty percent of a Fund’s net assets may be unable to recognize losses for U.S. federal income tax purposes, if any, related to the liquidation of a Fund. Shareholders should consult their tax advisers regarding the proper tax treatment of their (i) redemption; (ii) transfer; (ii) gifting; (iii) inheritance and (iv) re-registration of Fund shares.
Any loss realized upon a taxable disposition of Fund shares held, or treated as having been held, by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss and such disallowed loss will be reported on IRS Form 1099-B.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption proceeds in whole or in part with securities. In cases where appreciated securities are used to pay redeeming shareholders, the Fund is generally not required to distribute any capital appreciation in those securities to its remaining shareholders. In cases where depreciated securities are used to pay redeeming shareholders, the Fund may permanently lose the U.S. federal income tax benefit of recognizing losses from the cash sale of such securities. This may have the result of remaining shareholders receiving greater future distributions of net capital gains than would otherwise be the case. The effect on redeeming shareholders is generally the same for U.S. federal income tax purposes as that of making cash redemptions. Shareholders redeeming their shares from a taxable account in exchange for a portion of a Fund’s portfolio securities will recognize any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities received. They also may incur brokerage, taxes and/or other charges on the receipt or sale of those securities.
Taxation of Fund Distributions
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value reflects unrealized losses.
For U.S. federal income tax purposes, distributions of investment income made by a Fund are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined based upon the categorization of the gains it distributes, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the categorization of gain or loss on such investments. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to capital loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to capital loss carryforwards) generally are taxable to shareholders as ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.
Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held, or treated as having been held, for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s
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shares. If the above described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an Underlying Fund, including an ETF, that is treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. For information regarding qualified dividend income received by a Fund from certain Underlying Funds, see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds.” In general, dividends paid from investment income and received by corporate shareholders (other than S corporations) of the Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from U.S. corporations for the taxable year. A dividend received by a Fund from a U.S. corporation will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held, or is treated as having held, for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by a Fund from certain Underlying Funds, see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds.”
Each Fund investing directly or indirectly in a wholly-owned foreign subsidiary treated as a CFC does not expect that income from its investments, including through investments in other Funds, in wholly-owned foreign subsidiaries will be eligible to be treated as qualified dividend income. In addition, each such Fund does not expect that distributions from such subsidiary will be eligible for the corporate dividends-received deduction.
A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and instead may be treated as a dividend for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” for more discussion of OID.
To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and Capital Gain Dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. The OBBBA introduced a tiered excise tax structure, which may increase the excise tax on net investment income earned by private higher education institutions that meet certain criteria. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
In any taxable year a Fund may make a distribution to its shareholders in excess of its current and accumulated “earnings and profits” (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis. Return of Capital Distributions reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares. A Fund may make distributions in excess of its net investment income and net realized capital gain for the taxable year that are nonetheless supported by earnings and profits. In such cases, the distributions will be taxable as ordinary dividends, even though the distributed excess amounts would not have been subject to tax if retained by the Fund.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.
Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information (generally on an IRS Form 1099). In certain cases, a Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.
Expenses — Subject to Special Pass-Through Rules
Very generally, pursuant to U.S. Treasury Regulations, expenses of “nonpublicly offered RICs,” except those expenses specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special pass-through rules. If a Fund has fewer than 500 shareholders at any time during a taxable year and its shares are not “continuously offered” pursuant to a public offering within the meaning of the 1933 Act, it will be considered a “nonpublicly offered RIC.” Whether a Fund’s shares are “continuously offered” may in some cases be uncertain. In the event that a Fund were deemed to be a nonpublicly offered RIC, the affected expenses (which include Management Fees) would be treated as additional dividends to certain Fund shareholders (generally including other nonpublicly offered RICs, individuals, and entities that compute their taxable income in the same manner as individuals) and, other than in the case of a shareholder that is a nonpublicly offered RIC, would not be deductible by those shareholders under current law.
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Tax Implications of Certain Investments
A Fund’s transactions in derivative instruments (e.g., swap agreements, options, futures or forward contracts), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules, the application of which in any given instance may not be clear, may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of a Fund’s investments. The rules could therefore affect the amount, timing, and/or character of distributions to shareholders.
A Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to swaps and other derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status.”
To the extent a Fund participates in short sales, by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
The tax treatment of certain non-U.S. currency contracts, certain futures contracts, including certain short positions, entered into by a Fund as well as listed non-equity options written or purchased by a Fund on certain U.S. and non-U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40 gain or loss”), although certain foreign currency gains and losses from such contracts are treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or as 60/40 gain or loss, as applicable. The unrealized gains or losses that are “marked to market” are then reversed in the succeeding taxable year. A Fund may elect to treat gains and losses from certain non-U.S. currency contracts as capital gains or losses.
Any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described below, can give rise to differences between the Fund’s book and taxable income. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Certain investments made and investment practices engaged in by a Fund can produce a difference between its book income and its taxable income and net tax-exempt income (if any). These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt instruments, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC.
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums generally are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). The remainder of this paragraph describes the general tax consequences to a Fund of writing a put or call option that is not subject to one or more of the special rules described in the immediately following paragraphs. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. If a call option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities and other option strategies of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may qualify as “qualified covered calls,” which generally are not subject to the straddle rules, however the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
As a result of the special tax rules described above generally applicable to a Fund’s options transactions, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gain, which, when distributed, is treated as taxable to shareholders subject to U.S. income tax as ordinary income.
Any investment by a Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity
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securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell investments (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be a suitable investment for certain tax-exempt investors, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder also may recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Also very generally, the amount of the OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect and in certain cases may be required to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Also very generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If the Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.
Increases in the principal amount of an inflation-indexed bond will be treated as OID includible in income (as ordinary income), even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation-indexed bond generally will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund. In addition, if the negative inflation adjustment exceeds the income includible by a Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent a Fund’s total interest inclusions on the debt
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instrument in prior taxable years exceed the total amount treated by the Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income and/or gain from the instrument in subsequent years.
A Fund may also purchase contingent payment debt instruments. For U.S. federal income tax purposes, holders of contingent payment debt instruments generally have to include taxable income (as interest) on a constant yield basis without regard to whether cash is received with respect thereto. Gain on the disposition of contingent payment debt instruments generally will be treated for U.S. federal income tax purposes as ordinary interest income rather than as capital gain.
If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio investments including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID, or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
A Fund’s pursuit of an investment strategy that involves investments in certain commodity-linked instruments will potentially be limited by the Fund’s intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments generally would not constitute qualifying income to a RIC for purposes of the 90% gross income test described above if a RIC were to invest directly in such instruments. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gains from a particular instrument as qualifying income and the income or gains were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level. See “Loss of RIC Status.”
In general, in order to qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). As discussed above, some Funds may gain indirect exposure to commodity-linked instruments through investments in wholly-owned foreign subsidiaries. Alternative Allocation Fund achieves indirect exposure to commodities through foreign subsidiaries, which, in turn, invest in various commodity-related derivatives. Alternative Allocation Fund should generally be entitled to treat all of the income that it recognizes from its respective investments in wholly-owned foreign subsidiaries as qualifying income. There is a risk that the IRS could determine that some or all of the income that one or more of these funds derive from investments in one or more of these foreign subsidiaries is not qualifying income, which will adversely affect the ability of Alternative Allocation Fund, as the case may be, to qualify as a RIC. See “Loss of RIC Status.”
In addition, a Fund may invest in Underlying RICs that invest in commodity-linked instruments or other instruments the treatment of which as securities is unclear. An Underlying RIC’s pursuit of an investment strategy that involves investments in certain such instruments will potentially be limited by the Underlying RIC’s intention to qualify as a RIC and could adversely affect the Underlying RIC’s ability to so qualify. The tax treatment of certain such instruments in which an Underlying RIC might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If an Underlying RIC were to treat income or gains from a particular instrument as qualifying income and the income or gains were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Underlying RIC’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Underlying RIC would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Underlying RIC level. If an Underlying RIC were to fail to qualify as a RIC for a particular year, the value of a Fund’s investment in such Underlying RIC and, depending on the size of the Fund’s investment in such Underlying RIC, the Fund’s ability to qualify as a RIC, could be adversely affected. See “Loss of RIC Status.”
To the extent a Fund (such as Resources Fund and Climate Change Fund) invests in commodities-related entities that are partnerships (other than qualified publicly traded partnerships (as defined above)), income or other trusts, or other pass-through structures for U.S. federal income tax purposes, including, for instance, certain royalty trusts and certain ETFs (e.g., ETFs investing in gold bullion), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. Similarly, certain other income trusts in which a Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Fund. In any such cases, a Fund’s pursuit of an investment strategy that involves investments in such entities will potentially be limited by the Fund’s intention to qualify as a RIC and could adversely affect the Fund’s ability to so qualify. If a Fund were to fail to qualify as a RIC for a particular year, a Fund’s returns from its investment in Resources Fund and/or Climate Change Fund could be adversely affected. See “Loss of RIC Status.”
Certain of the commodities-related ETFs in which a Fund may invest may qualify as qualified publicly traded partnerships sometimes referred to as “QPTPs.” In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described above for RIC qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit a Fund’s investments, including through corporations in which the Fund owns a 20% or more voting stock interest, in one or more vehicles that are QPTPs to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.
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MLPs, if any, in which a Fund invests also may qualify as QPTPs, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such cases, a Fund’s pursuit of an investment strategy that includes investments in such entities will potentially be limited by its intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify.
To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. Subject to any future regulatory guidance to the contrary, a Fund’s distribution of income attributable to income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. The Fund may have to borrow or liquidate investments to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell investments or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.
Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “passive foreign investment companies” and “controlled foreign corporations” are discussed in greater detail below.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In general, a Fund that indirectly invests in PFICs by virtue of the Fund’s investment in Underlying RICs or other investment companies may not make such elections; rather, the Underlying RICs or other investment companies directly investing in PFICs would decide whether to make such elections. In addition, whether a foreign corporation is a PFIC is not always entirely clear. Therefore there is a risk, for example, that a Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Fund could be subject to the U.S. federal income taxes and interest charges described above.
A PFIC is any foreign corporation in which (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of its assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.
Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.
Alternative Allocation Fund invests a portion of its assets in one or more foreign subsidiaries that are (or will be) classified as foreign corporations for U.S. federal income tax purposes. It is expected that each subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is deemed to be engaged in a U.S. trade or business.
Each subsidiary conducts (or intends to conduct) its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”), pursuant to which each subsidiary, provided it is not a dealer in securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (i) engage in the United States in trading securities (including contracts or options to buy or sell securities) for its own account; and (ii) engage in the United States in trading, for its own account, commodities that are of a kind customarily dealt in on an organized commodity exchange, if the transaction is of a kind customarily consummated at such place. If certain of a subsidiary’s activities were determined to be not of the type described in the Safe Harbor, then the activities of such subsidiary may constitute a U.S. trade or business.
In addition, as described below, a foreign corporation is subject to U.S. federal income tax as if it earned income that is effectively connected with a U.S. trade or business (“ECI”) to the extent it realizes any gains from U.S. real property interests (“USRPIs”). It is not expected that a subsidiary will invest in any USRPI.
In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax (which may be reduced under an applicable tax treaty), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the tax and thus withholding is not required on payments of such income to a foreign corporation. The tax generally does not
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apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and withholding tax regime (which is different from the withholding regime described above) with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A subsidiary will be subject to the withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the subsidiary. Each subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional withholding. See “Other Reporting and Withholding Requirements.”
A U.S. person, including a Fund, who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power or value of all classes of stock of a foreign corporation is a “United States shareholder” for purposes of the CFC provisions of the Code (“U.S. Shareholder”). A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in one or more CFCs. As a U.S. Shareholder of a CFC, a Fund is generally required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F inclusions are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in any foreign subsidiary treated as a CFC or other CFCs, if any, and recognizes subpart F income in excess of actual cash distributions from such CFCs, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities. A Fund’s investment in any foreign subsidiary treated as a CFC will potentially have the effect of accelerating the Fund’s recognition of income, causing its income to be treated as ordinary income (regardless of the character of such subsidiary’s income) and/or potentially disallowing the U.S. federal income tax recognition of losses upon the liquidation of a subsidiary. The Funds will not receive any credit in respect of any non-U.S. tax borne by any foreign subsidiary treated as a CFC. Any losses with respect to the Fund’s shares of its subsidiary will not be currently recognized. A Fund’s recognition of any subpart F income from an investment in any foreign subsidiary treated as a CFC will increase the Fund’s tax basis in such subsidiary. Distributions by any foreign subsidiary treated as a CFC to a Fund, including in redemption of such subsidiary’s shares, will be tax free, to the extent of any such subsidiary’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in any such subsidiary, and any distributions in excess of the Fund’s tax basis in any such subsidiary will be treated as realized gain.
A Fund generally should be entitled to treat income that it recognizes from its investment in a CFC as qualifying income. There is a risk, however, that the IRS could determine that some or all of the gross income that a Fund derives from investments in one or more of these CFCs is not qualifying income, which will adversely affect the Fund’s ability to qualify as a RIC under the Code. Legislation enacted as part of the OBBBA has changed certain aspects of the rules applicable to CFCs and their owners.
Although the interest on municipal obligations is generally exempt from U.S. federal income tax, distributions from a Fund derived from interest on municipal obligations are taxable to shareholders of a Fund when received unless at least 50% of the value of its total assets consists of obligations of states or political subdivisions thereof at the close of each quarter of its taxable year or a Fund is a “qualified fund of funds” (see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds”). In addition, gains realized by a Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.
To the extent a Fund incurs interest-related expenses (e.g., related to its use of reverse repurchase agreements), its ability to deduct such expenses may be limited, to the extent they exceed 30% of the Fund’s “adjusted taxable income” as defined in Section 163(j) of the Code and the applicable U.S. Treasury Regulations. Any amounts of such expenses that are limited in a taxable year may be carried forward. If a Fund’s interest-related expense deductions are limited in a taxable year, the Fund may be required to distribute greater amounts of net investment income than would otherwise be the case.
Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds
Tax Considerations Related to the Asset Allocation Funds’ and Other Funds’ Investments in Underlying RICs.
If an Asset Allocation Fund or any other Fund invests substantially or entirely in shares of one or more Underlying RICs (the Asset Allocation Funds and such other Funds are referred to in this section as “Funds of Funds”), their distributable income and gains will normally consist substantially or entirely, as the case may be, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net capital losses on its investments for a given taxable year, a Fund of Funds investing in that Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes capital gains that can be reduced by those losses, or (ii) the Fund of Funds recognizes a portion or all of its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when a Fund of Funds does make such a disposition of Underlying RIC shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. A Fund of Funds also will not be able to offset any capital losses realized from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to a Fund of Funds’ sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund of Funds’ hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the investments held by the Underlying
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RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount or timing of distributions from a Fund of Funds qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the investments held by the Underlying RICs.
Depending on a Fund of Funds’ percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause it to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This could be the case where the Fund of Funds holds a significant interest in an Underlying RIC that is not a “publicly offered” RIC within the meaning of the Code and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the Underlying RIC for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders held shares of the Underlying RICs directly.
If a Fund of Funds were to own 20% of more of the voting interests of an Underlying RIC, subject to a safe harbor in respect of certain fund of fund arrangements, which is anticipated to be available to many Fund of Funds, the Fund of Funds would be required to “look through” the Underlying RIC to its holdings and combine the appropriate percentage of the Underlying RIC’s assets with the Fund of Funds’ assets for purposes of satisfying the 25% diversification test described above.
If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as qualified dividend income, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.
If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.
If, at the close of each quarter of a Fund’s, including a Fund of Funds’, taxable year, at least 50% of its total assets consists of interests in Underlying RICs, that Fund of Funds will be a “qualified fund of funds.” In that case, the Fund of Funds is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund of Funds in respect of non-U.S. investments held directly by the Fund of Funds or by an Underlying RIC in which its invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. Each eligible Asset Allocation Fund expects to make this election for any taxable year in which it directly or indirectly (through one or more Underlying RICs making this election) pays qualifying non-U.S. taxes. However, even if a Fund of Funds qualifies to make such election for any year, it may determine not to do so in its sole discretion. See “Non-U.S. Taxes” for more information. Similarly, if a Fund of Fund is considered a “qualified fund of funds”, the Fund of Fund is permitted to pass through to its shareholders tax-exempt dividends it receives from an Underlying RIC (to the extent the Underlying RIC is eligible to pass through such amounts).
Tax Considerations Related to a Fund’s Investments in Partnerships.
Special tax considerations apply if a Fund invests in entities treated as partnerships for U.S. federal income tax purposes. For U.S. federal income tax purposes, a Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. A partnership in which a Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax provisions under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code and the regulations thereunder. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending with or within the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.
In general, a Fund will not recognize its share of these tax items until the close of the partnership’s taxable year or when the Fund’s interest in the partnership has terminated. However, absent the availability of an exception, a Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If a Fund and a partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.
In general, cash distributions to a Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by a Fund only if it redeems its entire interest in the partnership for money.
If a Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividends-received deduction, as applicable, provided certain conditions are met.
More generally, as a result of the foregoing and certain other special rules, a Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause a Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the investments held by those underlying partnerships.
If a partnership in which a Fund invests were not treated as a partnership for U.S. federal income tax purposes and were instead taxed as a corporation, a Fund’s return on its investment in such partnership could be adversely affected.
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Loss of RIC Status
If a Fund were to fail to meet the income, diversification or distribution test described in “Tax Status and Taxation of Each Fund” above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest charges, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund’s income would be taxed at the Fund level at regular U.S. federal corporate income tax rates, and depending on when the Fund discovered its qualification failure for a particular taxable year, the Fund may be subject to penalties and interest on any late payments of its Fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If an Underlying RIC were to fail to qualify as a RIC in a particular taxable year, a Fund’s return on its investment in such Underlying RIC and, depending on the size of the Fund’s investment in such Underlying RIC, the Fund’s ability to qualify as a RIC, could be adversely affected.
Certain of a Fund’s investments could affect the amount, timing and character of the Fund’s income, gains and distributions, and could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, certain of the Fund’s investments could cause the Fund to fail to qualify as a RIC.
Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
Distributions to Non-U.S. Investors
Distributions by a Fund to a shareholder that is not a “U.S. Person” within the meaning of the Code (a “Non-U.S. Shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, as defined below, and (3) interest-related dividends, as defined below, each subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses, and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and, as described below, (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Such Non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Additionally, if a Fund invests in an Underlying Fund or another investment company registered under the 1940 Act, including an Underlying RIC, that properly reports and pays such short-term capital gain or interest-related dividends to its shareholders, such distributions generally remain not subject to withholding if properly reported as such in respect of distributions paid by the Fund to its shareholders. Similarly, if a Fund has invested in an Underlying Fund that is treated as a partnership for U.S. federal income tax purposes, then to the extent that the Underlying Fund has allocated to the Fund income that would have given rise to interest-related or short-term capital gain dividends if it had been earned directly by the Fund, the Fund generally is permitted to report any dividends attributable to such income as interest-related or short-term capital gain dividends, as applicable.
In certain circumstances, a Non-U.S. Shareholder may be required to file appropriate U.S. federal tax forms in order to receive the benefit of these exemptions.
Distributions by a Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal tax law, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States; (ii) in the case of a Non-U.S. Shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or, as described below, (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. Shareholder’s sale of shares of a Fund.
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Also, Non-U.S. Shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. Shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, Non-U.S. Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A Fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, in which case such Non-U.S. Shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders. If a Non-U.S. Shareholder holds (or has held in the prior year) more than a 5% interest in any class of such a Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold on the amount of such distribution. In the case of all other Non-U.S. Shareholders (i.e. those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder.
In addition, if a Fund were a USRPHC or former USRPHC, it would potentially be required to withhold 15% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of Fund shares and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% Non-U.S. Shareholder, even if all or a portion of such distribution would be treated as a return of capital to the Non-U.S. Shareholder. Such withholding on these redemptions and distributions generally would not be required if the Fund were a domestically controlled QIE or, in certain limited cases, if the Fund (whether or not domestically controlled) were to hold substantial investments in Underlying RICs that were domestically controlled USRPHCs.
If a qualified foreign pension fund described in Section 897(l) of the Code, or any entity all of the interests of which are held by such a qualified foreign pension fund, were to hold, directly or indirectly through one or more partnerships, shares of a Fund an interest in which were a USRPI, the special withholding and other rules regarding U.S. real property interests described above would not apply to distributions and redemptions with respect to such shares.
Non-U.S. Shareholders of a Fund also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Non-U.S. Shareholders should consult their tax advisers (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN or W-8BEN-E). Non-U.S. Shareholders in a Fund should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Special rules may also apply in the case of non-U.S. governments (including sovereign wealth funds), and foreign pension and other funds. These persons, along with all other prospective foreign shareholders and investors holding Fund shares through foreign entities, should consult their tax advisers with reference to their specific tax situations, as they may be subject to special rules.
A Non-U.S. Shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Non-U.S. Shareholders described in Section 892 of the Code should consult their tax advisers with respect to their investment in a Fund.
See also “Other Reporting and Withholding Requirements” below for information regarding the potential application of an additional withholding regime.
Non-U.S. Taxes
A Fund’s non-U.S. investments may be subject to non-U.S. withholding and other taxes on dividends, interest, capital gains, or the proceeds of dispositions that will decrease a Fund’s return on its investments. A Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments, including potentially on a retroactive basis, which can also decrease the Fund’s return on its investments. Such non-U.S. withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain non-U.S. jurisdictions. In some cases, a Fund may seek to collect a refund in respect of taxes paid to a non-U.S. jurisdiction and may be required to disclose shareholder information (e.g., name and location) to local government or tax authorities in order to obtain a refund. In particular, certain Funds have previously filed for and/or may file for
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additional tax refunds with respect to certain taxes withheld by member states of the European Union (such taxes, “E.U. Taxes” and such refunds, “E.U. Refunds”). In certain circumstances, a Fund’s receipt of an E.U. Refund may cause the Fund and/or its shareholders to be liable for U.S. federal income tax (including interest charges). Each Fund that has previously elected to permit its shareholders to claim foreign tax credits or deductions on their U.S. income tax returns with respect to E.U. Taxes withheld from the Fund expects that its receipt of E.U. Refunds will likely significantly reduce the amount of foreign tax credits or deductions otherwise currently available to the Fund’s shareholders for U.S. federal income tax purposes. In addition, the Fund expects that its receipt of E.U. Refunds will require the Fund to distribute greater amounts of net investment income than would otherwise be the case. In some cases, the amount of a refund, less estimated or actual U.S. federal income tax liabilities (including interest charges), could be material to a Fund’s net asset value. Generally, E.U. Refunds that GMO believes are collectible and free from significant contingencies, less estimated or actual tax liabilities, if any, are reflected in a Fund’s net asset value. In some cases, the amount of such refunds, less related estimated or actual tax liabilities, could be material to a Fund’s net asset value. If a shareholder redeems shares of a Fund before a refund (as finally determined) is reflected in the Fund’s net asset value, the shareholder will not realize the benefit of that refund. See “Descriptions and Risks of Fund Investments —
Risks of Non-U.S. Investments” for more information. The non-U.S. withholding and other tax rates applicable to a Fund’s investments in certain non-U.S. jurisdictions may be higher, in certain circumstances, for instance, if a Fund has a significant number of Non-U.S. Shareholders or if a Fund or Underlying Fund invests through a subsidiary.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or other securities of non-U.S. corporations, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of non-U.S. taxes paid by or withheld from the Fund on its non-U.S. portfolio investments. Only non-U.S. taxes that meet certain qualifications are eligible for this pass-through treatment. If a Fund is eligible for and makes such an election, its shareholders generally will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. Certain of the Funds are eligible for and expect to make this election. However, even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified non-U.S. taxes paid by the Fund cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.
In some cases, a Fund also may be eligible to pass through to its shareholders the non-U.S. taxes paid by Underlying RICs in which it invests that themselves elected to pass through such taxes to their shareholders. Each eligible Asset Allocation Fund expects to make this election for any taxable year in which it directly or indirectly (through one or more Underlying RICs making this election) pays qualifying non-U.S. taxes as described above. However, even if a Fund is eligible to make such an election for a given year, it may determine not to do so. See “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds” for more information.
Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by a Fund or (ii) securities the Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes generally will not qualify as a non-U.S. tax paid by the Fund, in which case they could not be passed through to shareholders even if the Fund meets the other requirements described above.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their plan sponsor or other intermediary through which a Fund investment is made (if applicable), as well as a tax adviser, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
The Code generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required under FATCA to withhold 30% of the distributions, other than those properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and capital gain distributions a Fund pays will not be subject to FATCA withholding.
Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS; (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI;” or (iii) be covered by and in compliance with an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status. The IRS has issued guidance on how FATCA interacts with other U.S. withholding tax rules and, accordingly, the above-described withholding tax may apply differently in the event that income is subject to multiple types of withholding.
A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.
If an Underlying Fund were to fail to comply with FATCA or were to be a member of an “expanded affiliated group” in which a member of such group causes other members to not be in compliance with FATCA, such non-compliance could reduce a Fund’s return on its investments.
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Each prospective investor is urged to consult its tax adviser regarding the applicability and consequences of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
The Funds and their shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Funds. Certain U.S. federal, state, local, and non-U.S. tax reporting requirements may require a Fund to provide certain information about its shareholders to the IRS or other similar authorities responsible for tax matters in other jurisdictions (e.g., non-U.S. countries).
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
State and Local Tax Matters
Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a Fund meets all applicable state requirements. Therefore, shareholders in a Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisers regarding the applicability of these exemptions to their situation.
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MANAGEMENT OF THE TRUST
The following tables present information as of the date of this SAI regarding each current Trustee and officer of the Trust. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 53 State Street, Floor 33, Boston, Massachusetts 02109. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Ms. Santoro, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.
Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES
Paul Braverman YOB: 1949	Chairman of the Board of Trustees	Chairman of the Board of Trustees since November 2024; Trustee since March 2010.	Retired	42	None
Enrique Chang YOB: 1962	Trustee	Since September 2025.	Global Chief Investment Officer, Janus Henderson Investors, 2017-2022.	42	None
Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Professor of Finance (July 1, 2011 – June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022).	42	None
INTERESTED TRUSTEE AND OFFICER
Dina Santoro[2] YOB: 1973	Trustee; President of the Trust	Since February 2023.
Chief Operating Officer, Grantham, Mayo,
Van Otterloo & Co. LLC (February 2023 –
Present); President, Chief Executive
Officer, and Director, Voya Investments,
LLC, Voya Capital, LLC, and Voya Funds
Services, LLC (September 2022 –
December 2022); Director and Senior Vice
President, Voya Investments Distributor,
LLC (April 2018 –December 2022); Chief
Operating Officer, Voya Investment
Management (January 2022 –December
2022); Senior Managing Director, Head of
Product and Marketing Strategy, Voya
Investment Management (September 2017-
December 2022); President and Director,
Voya Investments, LLC and Voya Capital,
LLC (March 2018-September 2022);
Director, Voya Funds Services, LLC
(March 2018-September 2022).
				42	Voya Separate Portfolios Trust (July 2018 – December 2022).
1
The Fund Complex includes each series of GMO Trust and GMO ETF Trust.
2
Ms. Santoro is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of her positions with the Trust and GMO indicated in the table above.
Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. As described in additional detail below under “Committees,” the Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of, potential candidates. In recommending the election of the current board members as Trustees, the Governance Committee generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Funds. The Governance Committee focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. With respect to Messrs. Tufano and Braverman, the Governance Committee noted that these Trustees all had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:
Independent Trustees
Paul Braverman — Mr. Braverman’s experience as a director, his professional training and his experience as a certified public accountant and lawyer and his experience in the management of a leading investment management firm.
Enrique Chang — Mr. Chang’s experience as a senior executive in the asset management industry, including his service as president and chief investment officer of leading investment management firms, and is professional training and experience in business.
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Peter Tufano — Mr. Tufano’s experience serving as Trustee of the Trust and as a director of other companies, and his professional training and his experience in business and finance, including as a dean of a leading business school.
Interested Trustee
Dina Santoro — Ms. Santoro’s experience as a senior executive in the asset management industry, including her service as a mutual fund director and chief executive officer, her professional training and experience in business and finance, as well as her perspective on Board matters as a senior executive of GMO.
Information relating to the experience, qualifications, attributes, and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
Officers
Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Dina Santoro YOB: 1973	Trustee; President of the Trust	Since February 2023.
Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February
2023 – Present); President, Chief Executive Officer, and Director, Voya
Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September
2022 – December 2022); Director and Senior Vice President, Voya Investments
Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya
Investment Management (January 2022 – December 2022); Senior Managing
Director, Head of Product and Marketing Strategy, Voya Investment Management
(September 2017 - December 2022); President and Director, Voya Investments,
LLC and Voya Capital, LLC (March 2018 - September 2022); Director, Voya Funds
Services, LLC (March 2018 - September 2022).

Tara Pari YOB: 1976	Chief Executive Officer	Since November 2020.
Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 -
present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham,
Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund
Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC
(November 2020 - present).

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Since September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 - present).
John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Head of Tax, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present); Head of Fund Tax, Grantham, Mayo, Van Otterloo & Co LLC (2018 – 2020).
Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 - present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 - present).
Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 - present).
Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 - present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 - present).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Since May 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 - present).
Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager, Grantham, Mayo, Van Otterloo & Co. LLC (March 2016-present).
*
Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the Declaration of Trust (as defined below under “Description of the Trust and Ownership of Shares”), the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: amend the Declaration of Trust to the extent permitted by such document and applicable law; adopt by-laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal by-laws to the extent that such by-laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters;
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and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of each Fund’s affairs. The Board regularly reviews each Fund’s investment performance as well as the quality of services provided to each Fund and its shareholders by GMO and its affiliates, including shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by each Fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the Funds’ auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Funds’ Chief Compliance Officer reports directly to the Board.
Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Funds’ investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present. An Independent Trustee currently serves as Chairman of the Board of Trustees.
Taking into account the number, diversity, and complexity of the Funds overseen by the Board of Trustees and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Governance Committee. The membership and chair of each committee other than the Operations Risk Oversight Committee consists exclusively of Independent Trustees.
The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of each Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, GMO, the Board regularly receives reports regarding investment, compliance, operational and certain other risks applicable to the Funds. The Board’s committee structure allows separate committees, such as the Audit Committee, Governance Committee, Pricing Committee, Operations Risk Oversight Committee and Investment Risk Oversight Committee, which are discussed in more detail below under “Committees,” to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the Funds, and to discuss with the GMO the ways in which GMO monitors and controls such risks.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. Because most of the Funds’ operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.
Committees
The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.
The Board of Trustees currently has established five standing committees: the Audit Committee, the Pricing Committee, the Operations Risk Oversight Committee, the Investment Risk Oversight Committee and the Governance Committee. During the fiscal year ended February 28, 2026, the Audit Committee held three meetings; the Governance Committee held three meetings; the Pricing Committee held four meetings; the Operations Risk Oversight Committee held three meetings; and the Investment Risk Oversight Committee held four meetings.
Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and fees of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report; (iv) approves all audit and permissible non-audit services provided by the Trust’s independent auditors to the Funds and, to the extent Audit Committee approval is required, to third parties; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Braverman and Mr. Tufano are members of the Audit Committee. Mr. Braverman is the Chairman of the Audit Committee.
Governance Committee. The Governance Committee oversees general Fund governance-related matters, including reviewing and approving the compensation of the Independent Trustees, making recommendations to the Board relating to governance of the Trust, reviewing possible conflicts of interest and independence issues involving Trustees, reviewing the composition of the Board, considering whether to recommend adoption of any retirement policies, considering the skill sets and qualifications of prospective Trustees and proposing to the Board of Trustees candidates to serve as Trustees, reviewing reports from independent legal counsel to the Independent Trustees regarding potential conflicts of interest, determining that such counsel qualifies as “independent legal counsel” (as that term is defined in the 1940 Act) and recommending the selection of such counsel to the Independent Trustees, consulting with the Trust’s Chief Compliance Officer regarding any violations of the Independent Trustees’ Code of Ethics, reporting to the Board on its activities on a periodic basis and making recommendations to the extent the Governance Committee determines appropriate, and performing any other functions delegated to it by the Board of Trustees. Mr. Braverman and Mr. Tufano are members of the Governance Committee. Mr. Tufano is the Chairman of the Governance Committee.
As described above under “Information About Each Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership,” the Governance Committee has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s Officers, GMO, current shareholders, or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject nominees.
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The Governance Committee considers a variety of qualifications, skills, and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities, and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 53 State Street, Floor 33, Boston, Massachusetts 02109. A recommendation must (i) be in writing and signed by the shareholder; (ii) identify the Fund to which it relates; and (iii) identify the class and number of shares held by the shareholder.
Pricing Committee. The Pricing Committee oversees the valuation of the securities and other assets held by the Funds, reviews and makes recommendations to the Board regarding the Trust’s Pricing Policies, oversees the activities of GMO in its capacity as valuation designee as described in the Trust’s Pricing Policies, reviews materials furnished to it and considers reports made to it by GMO, considers such other matters as it deem appropriate and consistent with its purpose or that the Board may delegate to it and reports to the Board on its activities on a regular basis and makes recommendations to the extent it deems appropriate. Mr. Tufano and Mr. Chang are members of the Pricing Committee. Mr. Tufano is the Chairman of the Pricing Committee.
Operations Risk Oversight Committee. The Operations Risk Oversight Committee assists the Board in overseeing the management of operational and systems risks (including those related to cybersecurity) applicable to the Funds and performs any other non-investment risk oversight functions delegated to it by the Board. Messrs. Braverman, Chang and Tufano are members of the Operations Risk Oversight Committee, and Mr. Chang is the Chairman of the Operations Risk Oversight Committee.
Investment Risk Oversight Committee. The Investment Risk Oversight Committee assists the Board in overseeing the process followed by the investment manager to the Trust in managing the investment risks to which the Funds are exposed and performing any other role relating to investment risk assigned to it by the Board. All of the Trustees are members of the Investment Risk Oversight Committee, and Mr. Chang is the Chairman of the Investment Risk Oversight Committee.
Trustee Fund Ownership
The following table sets forth ranges of each current Trustee’s direct beneficial share ownership in the Funds and the aggregate dollar ranges of the Trustee’s direct beneficial share ownership in all series of the Trust overseen by the Trustee as of December 31, 2025.
Name/Funds	Dollar Range of Shares Directly Owned in the Funds	Aggregate Dollar Range of Shares Directly Owned in the Funds
INDEPENDENT TRUSTEES
Paul Braverman		Over $100,000
Climate Change Fund	Over $100,000
Enrique Chang		None
None
Peter Tufano		Over $100,000
Quality Fund	Over $100,000
Emerging Country Debt Fund	Over $100,000

INTERESTED TRUSTEE
Dina Santoro		$10,001 - $50,000
Benchmark Free Allocation Fund	$10,001 - $50,000
The following table sets forth ranges of the current Trustees’ indirect beneficial share ownership in the Funds and the aggregate dollar range of their indirect beneficial share ownership in the Family of Investment Companies overseen by the Trustee as of December 31, 2025.
Name/Funds	Dollar Range of Shares Indirectly Owned in the Funds	Aggregate Dollar Range of Shares Indirectly Owned in the Funds
INDEPENDENT TRUSTEES
Paul Braverman		$1 - $10,000
U.S. Treasury Fund	$1 - $10,000
Enrique Chang		None
None
Peter Tufano		$1 - $10,000
U.S. Treasury Fund	$1 - $10,000

INTERESTED TRUSTEE
Dina Santoro		None
None
Independent Trustee Ownership of Securities Issued by GMO or Principal Underwriter
None.
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Independent Trustee Ownership of Related Companies
As of December 31, 2025, none of the current Independent Trustees or their family members owned securities in GMO, the Funds’ principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with GMO or the Funds’ principal underwriter.
Remuneration. The Trust has adopted a compensation policy for its Independent Trustees. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. The Trust reimburses the Independent Trustees for travel expenses incurred in connection with attending Board and committee meetings. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.
Other than as set forth in the following table, no Trustee of the Trust received any direct compensation from any Fund during the fiscal year ended February 28, 2026:
	Paul Braverman, Trustee	Peter Tufano, Trustee	Enrique Chang, Trustee
Alternative Allocation Fund	$12,768	$10,359	$3,756
Asset Allocation Bond Fund	$730	$592	$228
Benchmark-Free Allocation Fund	$41,838	$33,944	$12,347
Benchmark-Free Fund	$20,914	$16,972	$6,073
Climate Change Fund	$8,499	$6,893	$2,587
Emerging Country Debt Fund	$42,018	$34,097	$12,203
Emerging Country Debt Shares Fund	$351 [1]	$281 [1]	$281 [1]
Emerging Markets Fund	$7,660	$6,212	$2,399
Emerging Markets Debt Total Return Fund	$424 [1]	$530 [1]	$424 [1]
Emerging Markets ex-China Fund	$1,382	$1,121	$415
Global Asset Allocation Fund	$7,589	$6,154	$2,410
Global Developed Equity Allocation Fund	$1,523	$1,235	$466
Global Equity Allocation Fund	$10,524	$8,538	$3,135
High Yield Fund	$2,442	$1,981	$698
Implementation Fund	$36,296	$29,446	$10,833
International Developed Equity Allocation Fund	$4,774	$3,884	$945
International Equity Allocation Fund	$6,176	$5,009	$1,906
International Equity Fund	$18,334	$14,884	$5,069
International Opportunistic Value Fund	$6,381	$5,185	$1,561
Japan Value Creation Fund	$3,480	$2,822	$1,085
MAC Implementation Fund	$317 [1]	$253 [1]	$266 [1]
Multi-Asset Credit Fund	$2,373 [1]	$1,898 [1]	$1,991 [1]
Opportunistic Income Fund	$24,158	$19,614	$6,532
Quality Fund	$198,565	$161,057	$60,383
Resources Fund	$23,736	$19,285	$6,073
Resource Transition Fund	$2,087	$1,691	$726
Small Cap Quality Fund	$9,831	$7,971	$3,161
Strategic Opportunities Allocation Fund	$1,957	$1,593	$325
U.S. Equity Fund	$3,306	$2,681	$1,044
U.S. Opportunistic Value Fund	$6,734	$5,473	$1,619
U.S. Small Cap Value Fund	$661	$536	$207
U.S. Treasury Fund	$7,121	$5,770	$2,291
Compensation from Series of GMO ETF Trust	$19,866	$15,893	$16,075
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A
Total Compensation from the Fund Complex:[2]	$532,340	$431,883	$167,543

1
Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2027. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.
2
Reflects actual direct compensation received during the fiscal year ended February 28, 2026 from series of the Fund Complex (GMO Trust and GMO ETF Trust) that had commenced operations on or before February 28, 2026.
No officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal period ended February 28, 2026.
Ms. Santoro does not receive any compensation from the Funds. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of April 1, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.
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Code of Ethics. The Trust and GMO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The independent Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
Funds Distributor is not affiliated with the Funds, GMO, or GMO U.K. Limited (“GMO U.K.”). GMO U.K. is the Funds’ distributor for the limited purpose of offering shares of the Funds to qualified investors in Switzerland. Funds Distributor and GMO U.K. also have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Transactions in securities effected by Funds Distributor’s or GMO U.K.’s personnel who are designated as Access Persons under their respective Code of Ethics, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with their respective Code of Ethics.
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INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust, on behalf of the Funds, and GMO, subject to such policies as the Trustees of the Trust may determine, GMO furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, GMO also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with GMO. As indicated under “Portfolio Transactions,” the Trust’s portfolio transactions may be placed with brokers who furnish GMO, at no cost, research, statistical, and quotation services of value to GMO in advising the Trust or its other clients.
GMO has entered into personnel sharing arrangements with some of its wholly-owned subsidiaries, including GMO Australia Limited and GMO Australia Operating Partnership (together, “GMO Australia”) and GMO U.K. (together with GMO Australia, “GMO Advisory Affiliates”). Pursuant to these arrangements, some employees of GMO Advisory Affiliates may serve as dual officers and associated persons of GMO and in this capacity may provide investment management and other services to the Funds. These individuals are identified in GMO’s Form ADV, a copy of which is on file with the SEC. See “Distributions and Taxes” in the Prospectus for information regarding tax matters relating to the personnel sharing arrangement.
As disclosed in the Prospectus, GMO has contractually agreed to waive and/or reimburse certain Funds for specified Fund expenses through at least June 30, 2026.
Each Management Contract provides that GMO shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of GMO) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Generally, each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of GMO or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to GMO. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by GMO to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds that commenced operations prior to the end of the most recent fiscal year have paid the following amounts as Management Fees to GMO during the last three fiscal years:
	Gross	Reduction	Net
ALTERNATIVE ALLOCATION FUND
Year ended 2/28/25	$1,631,177	$561,068	$1,070,109
Year ended 2/29/24	$1,379,441	$637,446	$741,995
Year ended 2/28/23	$1,486,103	$720,847	$765,256
ASSET ALLOCATION BOND FUND
Year ended 2/28/25	$102,486	$116,127	$0
Year ended 2/29/24	$71,480	$112,326	$0
Year ended 2/28/23	$58,603	$143,701	$0
BENCHMARK-FREE ALLOCATION FUND
Year ended 2/28/25	$16,342,656	$1,082,226	$15,260,430
Year ended 2/29/24	$26,351,003	$2,292,008	$24,058,995
Year ended 2/28/23	$29,995,667	$3,223,085	$26,772,582
BENCHMARK-FREE FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
CLIMATE CHANGE FUND
Year ended 2/28/25	$4,397,919	$347,795	$4,050,124
Year ended 2/29/24	$5,256,810	$389,702	$4,867,108
Year ended 2/28/23	$4,904,430	$376,330	$4,528,100
EMERGING COUNTRY DEBT FUND
Year ended 2/28/25	$7,917,220	$0	$7,917,220
Year ended 2/29/24	$8,909,841	$10,224	$8,899,617
Year ended 2/28/23	$10,909,853	$0	$10,909,853
EMERGING MARKETS EX-CHINA FUND
Year ended 2/28/25	$592,304	$519,086	$73,218
Year ended 2/29/24	$1,318,410	$347,684	$970,726
Year ended 2/28/23	$1,565,603	$325,594	$1,240,009
EMERGING MARKETS FUND
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	Gross	Reduction	Net
Year ended 2/28/25	$2,599,639	$269,856	$2,329,783
Year ended 2/29/24	$4,340,456	$491,430	$3,849,026
Year ended 2/28/23	$9,225,954	$365,255	$8,860,699
GLOBAL ASSET ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
GLOBAL DEVELOPED EQUITY ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
GLOBAL EQUITY ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
HIGH YIELD FUND
Year ended 2/28/25	$506,460	$113,720	$392,740
Year ended 2/29/24	$626,075	$102,360	$523,715
Year ended 2/28/23	$895,814	$33,421	$862,393
IMPLEMENTATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
INTERNATIONAL EQUITY ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
INTERNATIONAL EQUITY FUND
Year ended 2/28/25	$4,956,276	$358,809	$4,597,467
Year ended 2/29/24	$5,317,659	$390,419	$4,927,240
Year ended 2/28/23	$7,736,927	$555,459	$7,181,468
INTERNATIONAL OPPORTUNISTICVALUE FUND
Year ended 2/28/25	$1,991,177	$220,275	$1,770,902
Year ended 2/29/24	$1,179,661	$263,910	$915,751
Year ended 2/28/23	$175,683	$244,695	$0
JAPAN VALUE CREATION FUND
Year ended 2/28/25	$842,739	$143,714	$699,025
Year ended 2/29/24	$548,415	$173,913	$374,502
Year ended 2/28/23	$645,023	$182,910	$462,113
MULTI-SECTOR FIXED INCOME FUND
Year ended 2/28/25	$199,668	$265,814	$0
Year ended 2/29/24	$256,560	$292,801	$0
Year ended 2/28/23	$274,890	$344,353	$0
OPPORTUNISTIC INCOME FUND
Year ended 2/28/25	$6,094,252	$383,160	$5,711,092
Year ended 2/29/24	$5,203,644	$459,668	$4,743,976
Year ended 2/28/23	$3,946,095	$499,569	$3,446,526
QUALITY FUND
Year ended 2/28/25	$34,393,826	$444,326	$33,949,500
Year ended 2/29/24	$25,812,394	$697,168	$25,115,226
Year ended 2/28/23	$23,767,302	$1,437,346	$22,329,956
RESOURCES FUND
Year ended 2/28/25	$9,699,130	$29,141	$9,669,989
Year ended 2/29/24	$9,601,540	$32,349	$9,569,191
Year ended 2/28/23	$11,270,463	$0	$11,270,463
RESOURCE TRANSITION FUND
Year ended 2/28/25	$944,613	$168,015	$776,598
Year ended 2/29/24	$2,768,617	$264,849	$2,503,768
Year ended 2/28/23[1]	$133,612	$121,392	$12,220
SMALL CAP QUALITY FUND
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	Gross	Reduction	Net
Year ended 2/28/25	$2,107,685	$256,507	$1,851,178
Year ended 2/29/24	$494,425	$170,880	$323,545
Year ended 2/28/23[2]	$257,252	$170,358	$86,894
STRATEGIC OPPORTUNITIES ALLOCATION FUND
Year ended 2/28/25	$0	$0	$0
Year ended 2/29/24	$0	$0	$0
Year ended 2/28/23	$0	$0	$0
U.S. EQUITY FUND
Year ended 2/28/25	$429,893	$118,486	$311,407
Year ended 2/29/24	$703,497	$114,288	$589,209
Year ended 2/28/23	$1,194,424	$184,333	$1,010,091
U.S. OPPORTUNISTIC VALUE FUND
Year ended 2/28/25	$1,673,046	$149,606	$1,523,440
Year ended 2/29/24	$1,230,899	$152,601	$1,078,298
Year ended 2/28/23[3]	$183,083	$169,229	$13,854
U.S. SMALL CAP VALUE FUND
Year ended 2/28/25	$119,576	$61,708	$57,868
Year ended 2/29/24	$95,615	$52,693	$42,922
Year ended 2/28/23	$475,487	$0	$475,487
U.S. TREASURY FUND
Year ended 2/28/25	$342,204	$147,742	$194,462
Year ended 2/29/24	$368,293	$186,400	$181,893
Year ended 2/28/23	$268,590	$396,707	$0

1
Reflects Management Fees paid from the Fund’s commencement of operations on February 15, 2023 through February 28, 2023.
2
Reflects Management Fees paid from the Fund’s commencement of operations on September 20, 2022 through February 28, 2023.
3
Reflects Management Fees paid from the Fund’s commencement of operations on December 13, 2022 through February 28, 2023.
In the event that GMO ceases to be the manager of a Fund, the right of the Trust to use the identifying initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC” may be withdrawn.
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Portfolio Management
Management of each Fund is the responsibility of one or more investment teams comprising investment professionals associated with GMO. Each team’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the teams as of February 28, 2026 (except as otherwise noted below).
Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Joe Auth	5	$1,604,764,157	0	$0	1	$102,061,376
Colin Bekemeyer	1	$296,247,818	2	$171,480,244	1	$1,437,074,733
B.J. Brannan	1	$813,235,433	1	$0	0	$0
Kevin Breaux	2	$195,748,700	0	$0	0	$0
Warren Chiang	10	$3,242,880,789	5	$116,173,841	3	$1,457,551,416
Hassan Chowdhry	1	$687,843,235	0	$0	1	$1,370,029
Ty Cobb	3	$15,866,110,620	4	$9,002,070,703	29	$13,606,874,078
James Donaldson	1	$24,673,210	0	$0	0	$0
Drew Edwards	1	$296,247,818	2	$171,480,244	1	$1,437,074,733
Thomas Hancock	8	$18,665,369,202	10	$10,052,797,329	35	$14,128,178,114
Anthony Hene	3	$15,866,110,620	4	$9,002,070,703	29	$13,606,874,078
Ben Inker	12	$4,686,011,166	8	$4,418,189,248	22	$11,395,198,972
Tracey Keenan	2	$368,495,157	0	$0	0	$0
Sam Klar	1	$39,305,772	0	$0	0	$0
James Mendelson	1	$687,843,235	0	$0	1	$1,370,029
Ben Nabet	1	$1,258,973,436	0	$0	1	$102,061,376
Rachna Ramachandran	2	$161,533,479	0	$0	0	$0
George Sakoulis	10	$3,242,880,789	9	$3,735,681,576	3	$1,457,551,416
Paul Tagliaferri	0	$0	0	$0	0	$0
John Thorndike	16	$5,400,050,760	6	$1,279,671,393	22	$11,395,198,972
Tina Vandersteel	2	$2,453,137,932	5	$2,463,717,403	7	$4,586,477,746
Lucas White	3	$2,072,109,575	6	$1,050,726,626	5	$519,934,007

Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Joe Auth	0	$0	0	$0	0	$0
Colin Bekemeyer	0	$0	1	$127,633,847	0	$0
B.J. Brannan	0	$0	0	$0	0	$0
Kevin Breaux	0	$0	0	$0	0	$0
Warren Chiang	0	$0	0	$0	0	$0
Hassan Chowdhry	0	$0	0	$0	0	$0
Ty Cobb	0	$0	0	$0	3	$1,659,037,946
James Donaldson	0	$0	0	$0	0	$0
Drew Edwards	0	$0	1	$127,633,847	0	$0
Thomas Hancock	0	$0	0	$0	3	$1,659,037,946
Anthony Hene	0	$0	0	$0	3	$1,659,037,946
Ben Inker	0	$0	5	$3,964,126,928	14	$2,520,364,853
Tracey Keenan	0	$0	0	$0	0	$0
Sam Klar	0	$0	0	$0	0	$0
James Mendelson	0	$0	0	$0	0	$0
Ben Nabet	0	$0	0	$0	0	$0
Rachna Ramachandran	0	$0	0	$0	0	$0
George Sakoulis	0	$0	4	$3,619,507,736	0	$0
77

Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Paul Tagliaferri	0	$0	0	$0	0	$0
John Thorndike	0	$0	1	$734,220,548	14	$2,520,364,853
Tina Vandersteel	0	$0	1	$434,753,478	2	$342,326,707
Lucas White	0	$0	0	$0	0	$0
1 For some senior members, “Total assets” includes assets invested by other Funds.
Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. See “Portfolio Transactions” for more information regarding conflicts of interests.
Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2026 (except as otherwise noted below), in the Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI.
Name of Senior Member	Dollar range of shares directly owned in the Fund
Joe Auth	High Yield Fund MAC Implementation Fund Multi-Asset Credit Fund Opportunistic Income Fund	None None None $100,001 - $500,000

Colin Bekemeyer	Japan Value Creation Fund	None

B.J. Brannan	Alternative Allocation Fund	$100,001 - $500,000

Kevin Breaux	MAC Implementation Fund Multi-Asset Credit Fund	None None

Warren Chiang	Emerging Markets ex-China Fund Emerging Markets Fund International Equity Fund International Opportunistic Value Fund US Equity Fund US Opportunistic Value Fund	None $500,001 - $1,000,000 None None None None

Hassan Chowdhry	Small Cap Quality Fund	None

Ty Cobb	Quality Fund	$500,001 - $1,000,000

Drew Edwards	Japan Value Creation Fund	None

78

Name of Senior Member	Dollar range of shares directly owned in the Fund
Tom Hancock	Climate Change Fund Quality Fund Resources Fund Resources Transition Fund Small Cap Quality Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 None Over $1,000,000

Anthony Hene	Quality Fund	$500,001 - $1,000,000

Ben Inker
Alternative Allocation Fund
Asset Allocation Bond Fund
Benchmark-Free Allocation Fund
Benchmark-Free Fund
Global Asset Allocation Fund
Global Developed Equity Allocation Fund
Global Equity Allocation Fund
Implementation Fund
International Developed Equity Allocation Fund
International Equity Allocation Fund
Strategic Opportunities Allocation Fund
None None Over $1,000,000 None None None None None None None None

Tracey Keenan	U.S. Treasury Fund	$50,001 - $100,000

James Mendelson	Small Cap Quality Fund	$100,001 - $500,000

Ben Nabet	Opportunistic Income Fund	None

Rachna Ramachandran	High Yield Fund	None

George Sakoulis	Emerging Markets Fund Emerging Markets ex-China Fund International Equity Fund International Opportunistic Value Fund US Equity Fund US Opportunistic Value Fund US Small Cap Value Fund	None None None None None None None

Paul Tagliaferri	U.S. Treasury Fund	None

John Thorndike
Alternative Allocation Fund
Asset Allocation Bond Fund
Benchmark-Free Allocation Fund
Benchmark-Free Fund
Global Asset Allocation Fund
Global Developed Equity Allocation Fund
Global Equity Allocation Fund
Implementation Fund
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Opportunistic Value Fund
Strategic Opportunities Allocation Fund
US Opportunistic Value Fund
None None $100,001 - $500,000 None $100,001 - $500,000 None $50,001 - $100,000 None None None $100,001 - $500,000 None None

Tina Vandersteel	Emerging Country Debt Fund Emerging Country Debt Share Fund	$100,001 - $500,000 None

Lucas White	Climate Change Fund Resources Fund Resources Transition Fund	None $500,001 - $1,000,000 None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership, as of February 28, 2026 (except as otherwise noted below), in the Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds.
Name of Senior Member	Dollar range of shares directly owned in the Fund
Joe Auth	High Yield Fund MAC Implementation Fund Multi-Asset Credit Fund Opportunistic Income Fund	None None None None

79

Name of Senior Member	Dollar range of shares directly owned in the Fund
Colin Bekemeyer	Japan Value Creation Fund	None

B.J. Brannan	Alternative Allocation Fund	$10,001 - $50,000

Kevin Breaux	MAC Implementation Fund Multi-Asset Credit Fund	None None

Warren Chiang	Emerging Markets ex-China Fund Emerging Markets Fund International Equity Fund International Opportunistic Value Fund U.S Equity Fund U.S. Opportunistic Value Fund	None None None None None None

Hassan Chowdhry	Small Cap Quality Fund	None

Ty Cobb	Quality Fund	None

Drew Edwards	Japan Value Creation Fund	None

Thomas Hancock	Climate Change Fund Quality Fund Resources Fund Resource Transition Fund Small Cap Quality Fund	None None None None None

Anthony Hene	Quality Fund	None

Ben Inker
Alternative Allocation Fund
Asset Allocation Bond Fund
Benchmark-Free Allocation Fund
Benchmark-Free Fund
Global Asset Allocation Fund
Global Developed Equity Allocation Fund
Global Equity Allocation Fund
Implementation Fund
International Developed Equity Allocation Fund
International Equity Allocation Fund
Strategic Opportunities Allocation Fund
Over $1,000,000 None None None None None None Over $1,000,000 None None None

Tracey Keenan	U.S. Treasury Fund	$1 - $10,000

James Mendelson	Small Cap Quality Fund	None

Ben Nabet	Opportunistic Income Fund	None

Rachna Ramachandran	High Yield Fund	None

George Sakoulis	Emerging Markets Fund Emerging Markets ex-China Fund International Equity Fund International Opportunistic Value Fund U.S. Equity Fund U.S. Opportunistic Value Fund U.S. Small Cap Value Fund	None None None None None None None

Paul Tagliaferri	U.S. Treasury Fund	None

80

Name of Senior Member	Dollar range of shares directly owned in the Fund
John Thorndike
Alternative Allocation Fund
Asset Allocation Bond Fund
Benchmark-Free Allocation Fund
Benchmark-Free Fund
Global Asset Allocation Fund
Global Developed Equity Allocation Fund
Global Equity Allocation Fund
Implementation Fund
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Opportunistic Value Fund
Strategic Opportunities Allocation Fund
U.S. Opportunistic Value Fund
$50,001 - $100,000 $10,001 - $50,000 None None None None None $100,001 - $500,000 None None $10,001 - $50,000 None $10,001 - $50,000

Tina Vandersteel	Emerging Country Debt Fund Emerging Country Debt Share Fund	None None

Lucas White	Climate Change Fund Resources Fund Resource Transition Fund	None None None
Custodial Arrangements and Fund Accounting Agents. As described in the Prospectus, State Street Bank and Trust Company (“State Street Bank”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Trust’s custodian and fund accounting agent on behalf of the Funds. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust. State Street Bank, as the Trust’s accounting agent, calculates the total net asset value and net asset value per share of each Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of an amended and restated servicing and supplemental support agreement (the “Servicing Agreement”) with the Funds of the Trust (except for Implementation Fund and MAC Implementation Fund), GMO provides direct client service, maintenance, and reporting to Fund shareholders and/or their consultants/agents. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of GMO or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of GMO or the Trust; and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund that commenced operations prior to the end of the most recent fiscal year paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:
	March 1, 2022 through February 28, 2023	March 1, 2023 through February 29, 2024	March 1, 2024 through February 28, 2025
Alternative Allocation Fund	$340,239	$336,089	$343,207
Asset Allocation Bond Fund	$12,912	$15,735	$22,547
Benchmark-Free Allocation Fund	$5,386,068	$4,784,525	$3,245,625
Benchmark-Free Fund	$0	$0	$0
Climate Change Fund	$1,226,108	$1,314,203	$1,099,480
Emerging Country Debt Fund	$3,101,683	$3,035,667	$2,679,804
Emerging Markets ex-China Fund	$171,608	$161,744	$94,798
Emerging Markets Fund	$1,096,619	$520,781	$437,787
Global Asset Allocation Fund	$0	$0	$0
Global Developed Equity Allocation Fund	$0	$0	$0
Global Equity Allocation Fund	$0	$0	$0
High Yield Fund	$140,771	$98,402	$79,805
Implementation Fund	$0	$0	$0
International Developed Equity Allocation Fund	$0	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Equity Fund	$1,595,149	$1,172,569	$1,126,250
International Opportunistic Value Fund	$52,705	$295,995	$425,690
Japan Value Creation Fund	$94,325	$89,480	$140,985
Multi-Sector Fixed Income Fund	$98,167	$96,723	$76,315
Opportunistic Income Fund	$1,137,212	$1,648,971	$2,084,130
Quality Fund	$7,856,353	$9,036,234	$12,179,968
Resources Fund	$2,499,018	$2,587,944	$2,608,446
Resource Transition Fund	$9,186 [1]	$190,343	$64,942
Small Cap Quality Fund	$24,485 [2]	$69,818	$470,486
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	March 1, 2022 through February 28, 2023	March 1, 2023 through February 29, 2024	March 1, 2024 through February 28, 2025
Strategic Opportunities Allocation Fund	$0	$0	$0
U.S. Equity Fund	$280,475	$175,683	$137,066
U.S. Opportunistic Value Fund	$33,507 [3]	$316,213	$533,436
U.S. Small Cap Value Fund	$84,360	$16,964	$21,215
U.S. Treasury Fund	$0	$0	$0

1
Reflects fees paid from the Fund’s commencement of operations on February 15, 2023 through February 28, 2023.
2
Reflects fees paid from the Fund’s commencement of operations on September 20, 2022 through February 28, 2023.
3
Reflects fees paid from the Fund’s commencement of operations on December 13, 2022 through February 28, 2023.
Securities Lending Activities.
State Street Bank acts as the securities lending agent for the Funds. As securities lending agent, during the most recent fiscal year, State Street Bank, among other services, (i) located borrowers for available Fund securities; (ii) negotiated loan terms with borrowers; (iii) received and held collateral provided by borrowers; (iv) monitored daily the value of the loaned securities and collateral and required additional collateral from borrowers as necessary; (v) invested cash collateral in accordance with the terms of its agreement with the Funds; (vi) provided certain limited recordkeeping and account servicing; and (vii) arranged for the return of loaned securities to a Fund at loan termination.
The following table provides the dollar amounts of income and fees and/or compensation related to the Funds’ securities lending activities during the most recent fiscal year:
	Benchmark- Free Fund	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	Implementation Fund	International Equity Fund	International Opportunistic Value Fund	Resource Transition Fund	Resources Fund	Strategic Opportunities Allocation Fund	U.S. Opportunistic Value Fund
Fund
Gross income from securities lending	$909,898	$859,684	$6,894	$67,456	$568,605	$185,714	$151,720	$65,246	$1,173,229	$322,437	$276
Fees paid to securities lending agent from a revenue split	$17,272	$53,610	$689	$6,699	$21,706	$18,487	$15,016	$6,513	$117,159	$19	$28
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Administrative fees not included in revenue split	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Rebates to borrowers	$736,833	$323,924	$ —	$ —	$350,432	$ —	$ —	$ —	$ —	$322,245
Indemnification fee not included in revenue split	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Other fees not included in revenue split	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Aggregate fees/ compensation for securities lending activities	$754,105	$377,534	$689	$6,699	$372,138	$18,487	$15,016	$6,513	$117,159	$322,264	$28
Net income from securities lending activities	$155,793	$482,150	$6,205	$60,757	$196,467	$167,227	$136,704	$58,733	$1,056,070	$173	$248
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, ("PwC"), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, 02210. PwC conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides auditing services in connection with the preparation of various SEC filings, and consults with the Trust as to certain non-U.S. tax matters.
Counsel. Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust. Morgan, Lewis & Bockius LLP, 225 Franklin Street, Boston, Massachusetts 02110, serves as independent counsel to the independent Trustees of the Trust.
Administrator. State Street Bank serves as the administrator to each Fund.
82

Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
Distributors. Funds Distributor, LLC, 190 Middle Street, Portland, Maine 04101, serves as the Trust’s distributor on behalf of the Funds. GMO U.K., No. l London Bridge, London SE1 9BG, England, serves as the Trust’s distributor for the limited purpose of offering shares of the Funds to qualified investors in Switzerland. GMO pays all distribution-related expenses of the Funds. Funds Distributor and GMO U.K. offer shares of each Fund for sale on a continuous basis and will use reasonable efforts in connection with distribution of shares of the Funds.
83

SUB-TRANSFER AGENT/RECORDKEEPING PAYMENTS
Pursuant to a service plan (the “Service Plan”), sub-transfer agent/recordkeeping payments are made by Class I shares of the Funds for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to holders of Class I shares of the Funds through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Class I shares pay for sub-transfer agent, recordkeeping and other administrative services at a maximum annual rate of 0.15% of Class I’s average daily net assets. Such fees shall be accrued daily and paid monthly (or at such other intervals as the Trustees shall determine) to the Funds’ Distributor or other financial intermediaries. Through June 30, 2026, GMO has contractually agreed to waive its fees and/or reimburse Class I assets to the extent that payments to financial intermediaries for sub-transfer agency, recordkeeping and other administrative services exceed 0.15% (0.10% in the case of GMO Emerging Markets Fund and GMO High Yield Fund and 0.08% in the case of GMO Multi-Asset Credit Fund) of the average daily net assets attributable to Class I shares. Other than Class I shares as noted above, the Funds do not make payments to third parties for sub-transfer agent, recordkeeping and other administrative services.
In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of any class of shares. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Fund shares. These payments create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.
The principal features of the Service Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.
During the fiscal year ended February 28, 2025, the following Funds made the following payments pursuant to the terms of the Service Plan in the amounts indicated:
March 1,2024 through February 28, 2025
Alternative Allocation Fund	$178,534
Benchmark-Free Allocation Fund	$428,454
Climate Change Fund	$202,785
International Opportunistic Value fund	$72
Emerging Markets Fund	$50,708
Global Asset Allocation Fund	$14,672
Global Equity Allocation Fund	$6,498
High Yield Fund	$211
International Equity Fund	$6,102
Japan Value Creation Fund	$25,582
Opportunistic Income Fund	$1,053,937
Quality Fund	$1,838,254
Resources Fund	$824,276
U.S. Opportunistic Value Fund	$95,584
Continuance of the Service Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, each of whom has no direct or indirect interest in the relevant Plan or related arrangements, cast in person at a meeting called for that purpose. All material amendments to the Service Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that a Fund may bear pursuant to the relevant Plan.
The Service Plan may be terminated at any time with by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class I shares of a particular Fund.
Any agreement relating to the implementation of the Service Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant share class of such Fund, upon 60 days’ written notice.
84

PORTFOLIO TRANSACTIONS
Decisions to buy and sell investments for each Fund and for each of its other investment advisory clients are made by the relevant GMO investment team with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, investment objectives, cash flows into or out of the account, current holdings, the account’s benchmark(s), if any, applicable regulatory limitations, liquidity, cash restrictions, availability of cash for investment, the size of the investment opportunity, applicable transaction documentation requirements, market registration requirements, and/or time constraints limiting GMO’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. GMO generally is not under any obligation to share any investment, idea or strategy with all of its clients. Therefore, a particular investment may be bought or sold only for some clients of GMO even though it could have been bought or sold for other clients at the same time. Likewise, a particular investment may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of GMO’s investment teams may share investment ideas with one or more other investment teams and/or may manage a portion of another investment team’s client accounts. See below for more information regarding trade execution and allocation.
To the extent permitted by applicable law, GMO’s compliance policies and procedures and a client’s investment guidelines, GMO may engage in “cross trades” where, as investment manager to a client account, GMO causes that client account to purchase a security directly from (or sell a security directly to) another client account. Cross trades present a conflict of interest because GMO represents the interests of both the selling account and the buying account in the same transaction and may have a financial incentive to favor one client account over the other due to different fee arrangements or otherwise. This conflict of interest may be greater in cases where GMO or its members and/or employees own a substantial portion of an account (such as a Fund) that engages in a cross trade. In addition, to the extent permitted by law (including client consents), GMO may engage in principal transactions with client accounts.
In certain cases, GMO may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which GMO or one of its affiliates serves as investment manager, general partner, and/or managing member (“GMO Private Funds”). In most cases, GMO receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). GMO itself also makes investments in GMO Private Funds. To help manage these conflicts, GMO maintains various internal guidelines, procedures and processes. Included among these are trade allocation policies that establish a framework for allocating IPOs and other limited opportunities that take into account the needs and objectives of each Fund and the other GMO clients. Additional information regarding GMO’s procedures to deal with conflicts of interest that arise as a result of the side-by-side management of accounts making performance-based profit allocations and accounts, such as the Funds, only paying asset-based fees are described in GMO’s Form ADV, a copy of which is available upon request.
GMO has a trading desk whose personnel are located in Boston and Singapore. The trading desk provides trade execution services for all of the GMO investment teams, including any applicable associated persons. While there is a centralized trading function, certain instruments (especially fixed income securities) are traded by the relevant investment teams. Trades are generated by different investment theses. Each investment thesis is assigned a corresponding execution benchmark (e.g., price at the time of order arrival, market closing price, volume weighted average price over some specified period) (each investment thesis and corresponding execution benchmark, is a “trading strategy” and collectively, “trading strategies”). Certain trading strategies place relatively greater emphasis on speed of execution and less emphasis on price, while others place greater emphasis on price (or impact on market price) and less emphasis on speed of execution. Trading strategies may be designed to be executed in a matter of an hour or less, several hours, over the course of a trading day, or over a multi-day period. Therefore, trades generated by one trading strategy may be completed before those of another trading strategy, even where the strategies are initiated at the same time or the slower trading strategy is initiated first. As a result, the speed of order fulfillment, and corresponding execution price achieved for a subsequent order may be different from pre-existing orders with execution pricing achieved on a particular order being either above or below the execution pricing achieved on pre-existing orders, which may take longer to fill. Additionally, for trading strategies implementing short-term investment strategies, those theses that utilize fundamental inputs on an opportunistic basis, and trades to manage short-term portfolio exposure may trade in advance of or may be completed more quickly than other trading strategies. Finally, varying investment theses that may invest in the same securities may involve trading strategies that trade at different times throughout the day or month. Because of the foregoing, certain strategies, including accounts with performance-based profit allocations, may trade in advance of other strategies or may have their trades completed more quickly, and, as a result, may achieve different execution on the same or similar investments.
Where practicable, prior to the open of the relevant market, GMO aggregates trades for accounts that are being traded to implement a similar trading strategy and for which trade instructions are provided with sufficient time to satisfy internal processes. GMO’s trading desk generally allocates portfolio trades pro-rata among clients for which GMO is applying the same trading strategy on any given day, with the relevant clients receiving the same (or substantially the same) price for trades executed through the same broker/dealer on the same day. GMO may determine to exclude accounts with relatively small order sizes from a particular trade order if GMO believes that the trading costs (e.g., ticket costs) would outweigh the benefits of trading. Additionally, due to regulatory restrictions trades at execution-only prices will not typically be aggregated with trades generating CSA (defined below) credits or soft dollars.
As noted above, trading strategies may utilize different brokers/dealers and will often receive different prices and potentially pay different commissions rates. Likewise, two trading strategies may be simultaneously executing transactions involving the same instrument and those trades will not ordinarily be aggregated. In addition, market, regulatory and/or country limitations (especially in the case of emerging markets) or other factors may or may not result in identical prices or commissions. Further, legal, market and position restrictions may limit GMO’s ability to transact in an instrument or certain investment strategies may be given priority over other investment strategies, which could restrict (or eliminate) an investment strategy’s or Fund’s ability to achieve its desired exposure to such instruments. Additionally, at times, trades for one account may not be aggregated with the trades of other accounts within a particular strategy for various reasons including, but not limited to, regulatory restrictions, shareholder cash flows in the account, limitations on brokers that may be used to execute the transaction, or transactions in derivatives (e.g., total return swaps).
Trading orders that can only be partially filled are generally allocated on a pro-rata basis but may also be allocated on some other basis consistent with the goal of giving all clients equitable opportunities over time. Market limitations (especially in the case of emerging markets where the broker typically is required to have greater involvement in allocations) and other practicalities may require special treatment. If an order is filled at varying prices, client accounts participating in the same block trade are generally provided with an average price for trades placed through the same broker/dealer, or other steps are taken so that all similarly situated accounts receive fair consideration over time. In some cases, similar trades may simultaneously be executed in different trading strategies, with the same or a different broker to meet account-specific requirements, in which case the trade will be treated as distinct trades not subject to the discussion above regarding orders that are filled at varying prices. In those cases, these trades, which may include executions in underlying derivative transactions, might be effected at the same or different
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prices (or involve different commissions) even if they involve the same broker/dealer. In certain markets outside the U.S., an average price may not be obtainable due to specific market limitations such as restrictions on trades by grouped accounts.
Various teams within the trading desk are responsible for differing types of trades (e.g., electronic vs. high touch trades) and these teams may be independently executing trades in the same security at the same time and at different prices. GMO’s trade allocation procedures are designed to provide reasonable assurance that, over time, accounts pursuing the same trading strategy are not likely to be systematically advantaged or disadvantaged due to the order placement/execution process. These procedures may include blocking/aggregating orders or limiting the volume of subsequent orders. While there is a centralized trading function, certain instruments (especially fixed income securities) are traded by the relevant investment team.
With IPOs and with certain other investment opportunities expected to be in very limited supply (collectively, “limited opportunities”), GMO’s policies provide that the investment teams’ orders be coordinated so that allocations will generally consider the needs of clients across all trading strategies. When it is not practicable to allocate an opportunity across all similarly-managed eligible accounts, GMO’s trading desk will use various methods to seek to provide all accounts using the same trading strategy with equitable opportunities for allocation over time. There may also be situations where a limited opportunity is theoretically eligible for investment by multiple accounts but GMO determines that the limited opportunity is an appropriate or advisable investment for only some of the accounts (including, perhaps, those from which GMO receives a performance-based fee or profit allocation). Many of GMO’s investment strategies focus on seasoned issuers, and consequently those strategies that generate most of the brokerage commissions may participate less frequently in limited opportunities even though they may generate significant brokerage commissions or good will that may make it possible other strategies to receive greater allocations of limited opportunities.
In certain non-U.S. jurisdictions, local law limits the number of accounts sponsored by GMO that may purchase locally traded shares or shares traded through special facilities. Generally, the Funds will be given priority and other clients may be precluded from participation in offerings of local shares.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
In connection with its activities, GMO (and its associated persons) may seek and/or receive information that is not generally available to the public. GMO is not obligated to make such information available to its clients or shareholders of the Funds or to use such information to effect transactions for its clients. If in receipt of such information, GMO may also be prohibited from purchasing or selling assets it may otherwise have wished to purchase or sell. Under applicable law, GMO may be prohibited from improperly disclosing or using such information, including for the benefit of a client, such as a Fund. GMO’s procedures include a ban on trading on the basis of, or any other action to take advantage of, material non-public information, except in specific, limited circumstances described in GMO’s Insider Trading Policy. These procedures may limit GMO, on behalf of a Fund, from being able to purchase or sell any securities of the issuer to whom the material non-public information pertains, rendering illiquid all such securities already in a client’s or Fund’s account until such time as the ban on trading is lifted or foreclosing an otherwise attractive investment.
GMO does not knowingly place any principal trades for a Fund through affiliated persons of the Fund (or affiliated persons of affiliated persons of the Fund (as defined in the 1940 Act) acting as broker/dealer. To the extent a broker/dealer is believed to have such an affiliation with the Fund or to the extent legal or factual uncertainty leads GMO to treat a broker/dealer as having such an affiliation, the Fund may be adversely affected by GMO’s decision not to enter into principal or agency transactions on its behalf with the broker/dealer.
GMO does not engage in directed brokerage. To the extent that execution of certain strategies is practically limited (e.g. use of “prime services” arrangements to facilitate short transactions by the Funds), there may be fewer eligible counterparties available for trading and execution for those strategies, best execution may be more difficult to achieve for those clients and those clients may receive different, and sometimes inferior, prices than other GMO clients.
Best Execution. Orders for the purchase or sale of securities may be placed on a principal or agency basis with brokers/dealers, in GMO’s discretion. In selecting brokers and dealers to effect portfolio transactions for each Fund, GMO seeks best execution and considers a number of factors described in more detail below. Best execution is not based solely on the explicit commission charged by the broker and, consequently, a broker effecting a transaction may be paid a commission higher than that charged by another broker for the same transaction. Seeking best execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed.
The determination of what may constitute best execution involves a number of considerations in varying degrees of emphasis, including, without limitation, the overall net economic result to a Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker to effect the transaction where a large block is involved; reliability (i.e. lack of failed trades); availability of the broker to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker, including but not limited to execution technology; the broker’s inventory of securities sought; reported broker flow; post-transaction reporting capabilities; the financial strength and stability of the broker; past bids and willingness to commit capital in the case of principal trades; and the relative weighting of opportunity costs (i.e. timeliness of execution) by different trading strategies. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution. Due to the similarities among brokers/dealers in technological execution capabilities and commissions paid, GMO often allocates electronic or algorithmic equity trades across multiple brokers. Additionally, regulations in certain markets, particularly emerging markets, require GMO to identify and trade with one or a limited number of brokers/dealers. GMO may place trades with broker/dealers even if the relevant broker/dealer has not yet demonstrated an ability to effect best execution; however, trading with such a broker/dealer (as with any and all brokers/dealers) will typically be curtailed or suspended in due course if GMO is not reasonably satisfied with the quality of trade executions, unless or until the broker/dealer has altered its execution capabilities in such a way that GMO can reasonably conclude that utilizing the broker/dealer for trade execution is consistent with GMO’s obligation to seek best execution.
For spot currency trades, GMO generally executes trades through an independent electronic trading platform that nets buy and sell orders in the same currency and selects the counterparty providing the most competitive price for the resulting net trade. All of the buy and sell orders receive the price provided by the selected counterparty and each account trades independently with the counterparty. While the purpose of trading spot currency trades in this manner is to achieve a more favorable execution price for all clients, there can be no assurance that all clients will benefit or that they will benefit equally over time.
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For legal, regulatory and/or operational purposes, orders for some accounts may not be netted for price discovery (as described above). As a result, such accounts may receive inferior prices than accounts that are netted for price discovery even though the trades may be executed at or close to the same time and/or by the same counterparty.
Generally, GMO determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) in some cases, brokerage and research services received (see “Soft Dollar Practices”). These factors are considered mostly over multiple transactions covering extended periods of time in varying degrees of emphasis. In some instances, GMO may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points paid in addition to a typical commission rate. GMO may also direct trades to brokers/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased.
Because GMO may purchase information from brokers/dealers with whom it effects trades on behalf of the Funds, the broker/dealer may believe it has a financial incentive to charge a favorable fee to GMO for such information in return for client brokerage. In addition, GMO may conduct business with institutions such as brokers/dealers or investment banks that invest, that have affiliates that invest, or whose clients (or affiliates’ clients) invest, in pooled vehicles sponsored or advised by GMO or its affiliates, or may provide other consideration to such institutions or recognized agents. As a result, GMO may have a conflict of interest in placing its brokerage transactions with those brokers/dealers. Additionally, certain third parties may provide capital introduction services on behalf of GMO and/or the GMO Private Funds. Such third parties could include brokers, dealers or other counterparties with whom GMO transacts on behalf of its clients (including the Funds) or other service providers to GMO and/or the Funds. While no compensation is paid by the Funds in connection with these services, the third parties may seek to influence their selection by GMO as a service provider or counterparty by providing such capital introduction services. All counterparties and third-party service providers, including those that provide capital introduction services, are subject to GMO’s standard practice for the selection of counterparties (as described above, in the case of broker/dealers that effect trades on behalf of the Funds).
Soft Dollar Practices. Subject to GMO’s obligation to seek best execution, GMO uses a portion of the commissions generated when executing client transactions to acquire external research and brokerage services (“soft dollar benefits”) in a manner consistent with the “safe harbor” requirements of Section 28(e) of the Exchange Act or other applicable law. Specifically, GMO may utilize client commissions (typically only for transactions in listed equities) to purchase eligible brokerage and research services where those services provide lawful and appropriate assistance in the investment decision-making process for GMO’s discretionary client accounts, such as the Funds, and where GMO in good faith believes the amount of the client commission is reasonable in relation to the value of the product or services provided.
In most cases, GMO makes payments for eligible research and brokerage services either via a portion of the commission paid to the executing broker/dealer or through client commission sharing arrangements (“CSAs”). Where a commission paid to a broker/dealer with whom GMO has established a CSA includes both an execution component and a research component, the broker/dealer may retain the execution portion and either credit or transmit the research portion to a CSA pool, or rebate the research portion to the clients generating those commissions. In most cases, GMO evaluates the research and brokerage services it receives from independent research providers and brokers/dealers and allocates a portion of the CSA pool to the research provider that reflects GMO’s assessment of the value of the research and/or brokerage service. In this manner, CSAs enable GMO to effect transactions, subject to best execution, and use a portion of the associated commissions to pay for research from providers with which GMO does not have a brokerage relationship or from brokers/dealers with which GMO trades on an execution-only basis. In some cases, the research provider may be deemed to be an affiliate of a Fund (or an affiliate of an affiliate of a Fund). GMO may from time to time utilize a CSA aggregation service (“CSA Aggregator”), whereby GMO directs brokers/dealers with whom GMO has established a CSA to transfer their research credits to the CSA Aggregator, and then directs the CSA Aggregator to make payment for eligible research or services or to rebate commissions to the clients generating those commissions. In the event of a broker/dealer’s default or bankruptcy, CSA credits generated by trades with the broker/dealer may become unavailable.
Brokerage and research services acquired using soft dollars take various forms, including but not limited to personal interviews with analysts or a company’s senior management; reports and/or data concerning issuers, industries, governmental policies, local markets and applicable local market regulations, securities, economic factors and trends; portfolio strategy; economic, market and financial data; accounting and legal analysis; pricing services in respect of securities; and other services relating to effecting securities transactions and functions incident thereto. Research may be provided through a range of media, including written reports, electronic systems, telephone calls or in-person meetings. Although GMO generally intends to use client commissions to pay only for products or services eligible under the Section 28(e) “safe harbor,” GMO may use commission dollars to obtain products or services that are not intended to be used exclusively for investment decision-making purposes (“mixed-use products or services”). In those circumstances, GMO will typically either: (i) make a good faith effort to evaluate the various benefits and uses to which GMO intends to put the mixed-use product or services and will pay for that portion of the mixed-use product or service that is unrelated to GMO’s investment decision-making; or (ii) pay for the total cost of the mixed-use product or service.
Use of soft dollars, while common in the asset management industry, involves conflicts of interest. To the extent that some or all of the cost of research or brokerage services is paid for using soft dollars, GMO receives a benefit because it does not need to produce or pay for the research or brokerage services itself or does not need to pay as much for the research or brokerage services. Additionally, fees paid to GMO are not reduced in connection with GMO’s use of soft dollars, even though GMO might otherwise be required to purchase some of these products and services for cash. As a result, GMO may have an incentive to select a particular broker/dealer in order to obtain brokerage or research services and/or generate CSA credits to pay for such services, rather than to obtain the lowest price for execution. GMO does not enter into any agreement or understanding with any broker/dealer which would obligate GMO to direct a specific amount of brokerage transactions or commissions in return for such services, but certain brokers/dealers may state in advance or in a commission sharing agreement the amount of brokerage commissions they expect for certain services or that they may cease providing services if insufficient commissions are derived from the relationship with GMO.
Clients do not receive a direct monetary benefit from brokerage and research products and services; however, these products and services may be useful to GMO in providing investment advice to its clients, including the Funds. Any research received is used to service all clients to which it is applicable, whether or not the client’s commissions were used to obtain the research, and services received from a broker/dealer (or paid for by commissions paid to a broker/dealer) that executed transactions for a particular client account will not necessarily be used specifically in providing investment advice to that particular client account. To the extent that a client has placed restrictions on trading with certain brokers/dealers or otherwise, the client’s account may not contribute (or may not contribute as much as other client accounts) to the CSA pool even though GMO may utilize brokerage and research services paid for out of the CSA pool in providing investment advice to the client’s account. Similarly, some client accounts will generate more CSA credits than other client accounts for a variety of reasons, including but not limited to account size,
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trading frequency, and the investment strategy in which the account is managed. GMO, in its sole discretion, may agree to reimburse a client for some or all of the client’s commissions attributable to brokerage or research services.
The Trust paid, on behalf of the Funds that commenced operations prior to the end of the most recent fiscal year, the following amounts in brokerage commissions during the three most recent fiscal years:
	March 1, 2022 through February 28, 2023	March 1, 2023 through February 29, 2024	March 1, 2024 through February 28, 2025
Alternative Allocation Fund	$241,991	$227,773	$751,437
Asset Allocation Bond Fund	$349	$7,714	$9,784
Benchmark-Free Allocation Fund	$0	$0	$0
Benchmark-Free Fund	$780,636	$508,393	$486,409
Climate Change Fund	$334,671	$387,368	$320,911
Emerging Country Debt Fund	$0	$0	$0
Emerging Markets ex-China Fund	$484,705	$336,399	$217,549
Emerging Markets Fund	$3,039,956	$1,324,568	$597,894
Global Asset Allocation Fund	$0	$0	$0
Global Developed Equity Allocation Fund	$0	$0	$0
Global Equity Allocation Fund	$0	$0	$0
High Yield Fund	$6,795	$3,159	$2,048
Implementation Fund	$2,961,501	$2,481,374	$1,805,097
International Developed Equity Allocation Fund	$0	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Equity Fund	$589,630	$529,964	$439,323
International Opportunistic Value Fund	$21,195	$151,835	$104,375
Multi-Sector Fixed Income Fund	$3,848	$4,338	$3,665
Japan Value Creation Fund	$56,966	$49,007	$84,461
Opportunistic Income Fund	$66,889	$105,560	$110,265
Quality Fund	$605,850	$677,299	$843,631
Resources Fund	$1,212,214	$1,130,284	$886,801
Resource Transition Fund	$84,501 [1]	$298,012	$54,319
Small Cap Quality Fund	$19,079 [2]	$37,050	$79,714
Strategic Opportunities Allocation Fund	$32,795	$21,018	$24,639
U.S. Equity Fund	$45,851	$28,878	$13,129
U.S. Opportunistic Value Fund	$27,111 [3]	$54,884	$54,847
U.S. Small Cap Value Fund	$65,863	$8,083	$9,063
U.S. Treasury Fund	$0	$0	$0

1
Reflects commissions generated from the Fund’s commencement of operations on February 15, 2023 through February 28, 2023.
2
Reflects commissions generated from the Fund’s commencement of operations on September 20, 2022 through February 28, 2023.
3
Reflects commissions generated from the Fund’s commencement of operations on December 13, 2022 through February 28, 2023.
Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by GMO when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect GMO’s desired allocations (which in many cases are determined by GMO’s portfolio management models); (iv) changes in commission rates in the relevant markets; or (v) the use of principal trades. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.
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For those Funds that commenced operations prior to the end of the most recent fiscal year, the following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2025, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2025:
Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of February 28, 2025
Alternative Allocation Fund	Citigroup	$6,448,447
	Goldman	$980,107
Benchmark-Free Fund	Bank of America	$5,281,032
	Citigroup	$5,162,691
	Goldman Sachs	$2,348,522
	JP Morgan	$2,051,567
	Liquidnet	$227,644
	Morgan Stanley	$182,361
Implementation Fund	Bank of America	$11,654,449
	Citigroup	$11,367,131
	Goldman Sachs	$4,623,615
	JP Morgan	$4,589,031
	Morgan Stanley	$402,924
Multi-Sector Fixed Income Fund	JP Morgan	$150,192
	Morgan Stanley	$441,382
International Equity Fund	Barclays	$2,788,790
International Opportunistic Value Fund	BNP	$7,929,715
U.S. Equity Fund	Bank of America	$1,429,515
	Citigroup	$1,654,645
	Goldman Sachs	$1,940,300
	JP Morgan	$1,249,942
U.S. Opportunistic Value Fund	Bank of America	$11,727,056
	Goldman Sachs	$8,881,945
	JP Morgan	$18,082,211
	Morgan Stanley	$1,461,548
	State Street Global Markets	$4,678,000
Funds that had not commenced operations prior to February 28, 2025 did not pay any amounts in brokerage commissions or acquire securities of any brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2025 and thus are not shown in the tables above.
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker or its affiliates and a Fund, GMO or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
Additional Conflicts of Interest. GMO may have conflicts of interest in addition to those discussed above. Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure or different classes of securities issued by such issuer, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. In some cases GMO may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on GMO, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices.
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PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to GMO. Because Emerging Country Debt Shares Fund is a “Feeder Fund” investing substantially all of its assets in Emerging Country Debt Fund in reliance on Section 12(d)(1)(E) of the 1940 Act, with respect to Emerging Country Debt Shares Fund, GMO will either (i) seek instructions from its security holders with regard to the voting of all proxies with respect to its interest in Emerging Country Debt Fund and to vote such proxies only in accordance with such instructions, or (ii) vote the shares of Emerging Country Debt Fund held by it in the same proportion as the vote of all other holders of Emerging Country Debt Fund. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures GMO follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and GMO’s proxy voting policies and procedures are attached to this SAI as Appendix C.
GMO’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at https://www.gmo.com/americas/investment-capabilities/mutual-funds/ and on the SEC’s website at www.sec.gov no later than August 31 of each year.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved such a policy and material amendments require its approval. The Trust’s portfolio holdings disclosure policy is attached to this SAI as Appendix D. Portfolio holdings information is available at https://www.gmo.com/americas/investment-capabilities/mutual-funds/ or by writing to Shareholder Services at GMO, 53 State Street, Floor 33, Boston, Massachusetts 02109 or by calling collect at 1-617-346-7646.
Ongoing Arrangements to Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to Blackrock Aladdin Enterprise System, which receives holdings as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree to, or have a duty to, maintain this information in confidence:
Name of Recipient	Funds	Purpose of Disclosure
Blackrock Aladdin Enterprise System	All Funds	Portfolio management, portfolio construction, trading, derivative valuations, risk reporting and compliance testing
Ernst & Young LLP and/or its affiliates	All Funds	Consulting and local tax services
FactSet	All Funds	Data service provider
FIS Capital Markets US LLCl	All Funds	Reconciliation Tool
Goldman, Sachs & Co. and affiliates	Implementation Fund	Prime brokerage arrangement
ICE Data Pricing & Reference Data, LLC	All Funds	Fair value pricing and liquidity services
Institutional Shareholder Services Inc.	All Funds	Proxy voting services
PricewaterhouseCoopers LLP and/or its affiliates	All Funds	Independent registered public accounting firm
S&P Global Valuation	All Funds	Derivative valuations and corporate actions services
State Street Bank and Trust Company	All Funds	Custodial, securities lending, and fund accounting services Compliance testing
TriOptima AB	All Funds	Portfolio derivative reconciliations
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:
Name of Recipient	Funds	Purpose of Disclosure
Confluence Technologies Inc.	All Funds	Automation of shareholding disclosure reporting
StarCompliance Operating, LLC	All Funds	Software provider for Code of Ethics monitoring system
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DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust” or “Declaration”) dated June 24, 1985, as amended and restated March 9, 2016, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 32 series: Alternative Allocation Fund; Asset Allocation Bond Fund; Benchmark-Free Allocation Fund; Benchmark-Free Fund; Climate Change Fund; Emerging Country Debt Fund; Emerging Country Debt Shares Fund; Emerging Markets Debt Total Return Fund, Emerging Markets ex-China Fund; Emerging Markets Fund; Global Asset Allocation Fund; Global Developed Equity Allocation Fund; Global Equity Allocation Fund; High Yield Fund; Implementation Fund; International Developed Equity Allocation Fund; International Equity Allocation Fund; International Equity Fund; International Opportunistic Value Fund; Japan Value Creation Fund; MAC Implementation Fund, Multi-Asset Credit Fund, Opportunistic Income Fund; Quality Fund; Resources Fund; Resource Transition Fund; Small Cap Quality Fund; Strategic Opportunities Allocation Fund; U.S. Equity Fund; U.S. Opportunistic Value Fund; U.S. Small Cap Value Fund; and U.S. Treasury Fund.
Prior to May 22, 2023, “GMO International Opportunistic Value Fund” was known as “GMO Tax-Managed International Equities Fund.”
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of multiple classes of shares for each series of the Trust: Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, Class M Shares, Class MF Shares, Class R6 Shares, and Class I Shares.
The Trustees also may, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e. a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees also may terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
The Declaration of Trust provides that, subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the exclusive power to bring, permit or maintain any action, proceeding or claim on behalf of the Trust or any Fund. The Declaration of Trust further provides that shares of the Funds give shareholders only the rights provided in the Declaration of Trust, and that among the rights shareholders shall not have unless expressly provided by the by-laws of the Trust or expressly provided by law and not permitted to be waived are rights to: (i) enforce contractual claims of the Trust or any Fund; (ii) assert claims against the Trust or any Fund or its Trustees, officers or service providers; (iii) assert derivative claims on behalf of the Trust or any Fund involving any alleged harm to the Trust or any Fund; or (iv) bring a claim on behalf of any other shareholder.
The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that the laws of The Commonwealth of Massachusetts shall govern the validity, interpretation, construction and effect of the By-Laws and the operations of the Trust, including, absent a provision to the contrary therein, any contract between the Trust and any party relating to the provision of investment advisory, administrative or distribution services to the Trust. The By-Laws provide that, absent the consent of all parties, the sole and exclusive forum for any action or proceeding brought by or on behalf of the Trust or any Fund or shareholders asserting a violation of the U.S. federal securities laws shall be the federal courts sitting within the City of Boston in The Commonwealth of Massachusetts. The By-Laws further provide that, absent the consent of all parties, the sole and exclusive forum for: (i) any other action or proceeding brought by or on behalf of the Trust or any Fund or shareholders against the Trust, any Fund, the Trust’s investment adviser, or the Trustees, officers or employees of the Trust; and (ii) any action arising under or to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or any investment advisory agreement, among other types of enumerated claims, shall be either the federal courts sitting within the City of Boston in The Commonwealth of Massachusetts or the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. The By-Laws also provide that no shareholder shall have the right to bring or maintain any court action or other proceeding (including but not limited to any putative class action) asserting a derivative claim without first making written demand on the Trustees, and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders. The By-Laws define “derivative” and “direct” shareholder claims, and provide that a “direct” claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights distinct from any harm to the Trust or a Fund or other individual shareholders, including a particular shareholder’s voting rights, rights to a dividend payment, rights to inspect books and records, or other similar rights personal to the shareholder and distinct from any harm to the Trust or a Fund or other individual shareholders; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by shareholders is considered a “derivative” claim (and subject to the demand requirements) under the By-Laws. The exclusive forum provisions in the By-Laws described above could limit the ability of a Fund shareholder to assert claims involving the Trust, a Fund, the Trust’s investment adviser, the Trustees, officers or employees of the Trust, and potentially others, in a particular judicial forum that the shareholder prefers.
Copies of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, have been filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR database on the SEC’s website at www.sec.gov.
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On June 2, 2025, the following shareholders held beneficially (unless otherwise indicated) greater than 25% of the outstanding shares of a Fund offered in the Prospectus. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:
Fund	Shareholders	Jurisdiction of Organization	Parent Company
GMO ALTERNATIVE ALLOCATION FUND	GMO BENCHMARK-FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
GMO ASSET ALLOCATION BOND FUND	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
GMO BENCHMARK-FREE FUND	ABBOTT ABBVIE MULTIPLE EMPLOYER PENSION PLAN TRUST ATTN: RACHEL LOPEZ 100 ABBOTT PARK RD. AP6D-2 0-310 ABBOTT PARK, IL 60064	IL	N/A
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND	BANK LOMBARD ODIER & CO LTD FAO CP POLICE ATTN: DEALING DESK 11, RUE DE LA CORRATERIE 1204 GENEVA	Switzerland	N/A
GMO GLOBAL EQUITY ALLOCATION FUND	NAVY FEDERAL CREDIT UNION EMPLOYEES' RETIREMENT PLAN PLAN SPONSOR: NAVY FEDERAL CREDIT UNION ATTN: AL CHARETTE 820 FOLLIN LANE VIENNA, VA 22180	VA	N/A
GMO HIGH YIELD FUND	STICHTING PENSIOENFONDS ATOS VERRIJN STUARTLAAN 1F, RIJSWIJK 2288 EK	Netherlands	N/A
GMO IMPLEMENTATION FUND	GMO BENCHMARK-FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	NJ	N/A
	MCMASTER UNIVERSITY MASTER TRUST EMPLOYEES TREASURY OPERATIONS ATTN: MCMASTER TREASURY OJN, ROOM 417, TREASURY OPERATIONS 1280 MAIN STREET WEST HAMILTON ON L8S 4L8	Canada	N/A
GMO INTERNATIONAL EQUITY ALLOCATION FUND	THE NORTHERN TRUST COMPANY AS TRUSTEE FBO CENTURYLINK - DV PO BOX 92994 CHICAGO, IL 60675	IL	N/A
GMO INTERNATIONAL EQUITY FUND	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS NA	NS	N/A
GMO MAC IMPLEMENTATION FUND	GMO MULTI-ASSET CREDIT FUND ATTN: SHAREHOLDER SERVICES C/O GMO LLC 53 STATE STREET, 33RD FLOOR BOSTON, MA 02109	MA	N/A
GMO MULTI-SECTOR FIXED INCOME FUND	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
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Fund	Shareholders	Jurisdiction of Organization	Parent Company
GMO RESOURCE TRANSITION FUND	THE TRUSTEES OF PRINCETON UNIVERSITY PO BOX 35 PRINCETON, NJ 08544	NJ	N/A
GMO RESOURCES FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	NJ	N/A
GMO SMALL CAP QUALITY FUND	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS NA	NS	N/A
GMO STRATEGIC OPPORTUNISTIC ALLOCATION FUND	MCPHS UNIVERSITY 179 LONGWOOD AVE. BOSTON, MA 02115	MA	N/A
GMO U.S. EQUITY FUND	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
GMO U.S. OPPORTUNISTIC VALUE FUND	NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX741 PO BOX 92956 CHICAGO, IL 60675	IL	N/A
GMO U.S. SMALL CAP VALUE FUND	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
GMO U.S. TREASURY FUND	GMO QUALITY FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	MA	N/A
The above shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 2, 2025, greater than 10% of the following Funds’ shares were held by accounts for which GMO has investment discretion: Climate Change Fund, Emerging Markets Fund, High Yield Fund, and U.S. Opportunistic Value Fund. As of June 2, 2025, a significant portion of the following Funds’ shares were held by accounts for which GMO has investment discretion: Alternative Allocation Fund, Emerging Markets ex-China Fund, International Equity Fund, International Opportunistic Value Fund, U.S. Equity Fund, U.S. Treasury Fund, and Usonian Japan Value Creation Fund. As of June 2, 2025, substantially all of the following Funds’ shares were held by accounts for which GMO has investment discretion: Asset Allocation Bond Fund, Benchmark-Free Fund, Implementation Fund, MAC Implementation Fund, Multi-Sector Fixed Income Fund, U.S. Small Cap Value Fund, and Strategic Opportunities Allocation Fund.
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VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the outstanding shares of the Trust entitled to vote, except that the Trustees may amend the Declaration of Trust without a shareholder vote (1) as described in Article III, Section 5 of the Declaration of Trust (permitting the Trustees to add to, delete, replace or otherwise modify any provisions relating to shares contained in the Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws applicable to the Trust, or (ii) designating and establishing series and classes); (2) for the purpose of changing the name of the Trust; or (3) for the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust.
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SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
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BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Alternative Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	50.93%
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	25.83%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.73%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	5.58%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Alternative Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	100.00%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Alternative Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	11.98%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	11.95%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Asset Allocation Bond Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	62.75%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	21.27%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	15.88%
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The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Benchmark-Free Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
GENERAL CONFERENCE CORPORATION OF SEVENTH-DAY ADVENTISTS ATTN: ANEES ABDELNOUR 12501 OLD COLUMBIA PIKE SILVER SPRING, MD 20904	6.88%
OKLAHOMA TOBACCO SETTLEMENT ENDOWMENT TRUST ATTN: LISA MURRAY 2300 N. LINCOLN BLVD, SUITE 217 OKLAHOMA CITY, OK 73105	5.82%
NORTHERN TRUST AS CUSTODIAN FBO UAW RETIREES OF DAIMLER TRUCKS NORTH AMERICA WELFARE BENEFITS TRUST A C XXXXX760 PO BOX 805341 CHICAGO, IL 60675	5.55%
MAC & CO A/C XXX933 FBO: LABORER'S DISTRICT COUNCIL OF WESTERN PA WELFARE FUND ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET PITTSBURGH, PA 15258	5.54%
US BANK NA FBO LA HOTEL-RESTAURANT RETIREMENT FUND 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	5.02%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO Benchmark-Free Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
ASPIRIANT DEFENSIVE ALLOCATION FUND, A SERIES OF ASPIRIANT TRUST ATTN: ASPIRIANT FUNDS 11100 SANTA MONICA BLVD., SUITE 600 LOS ANGELES, CA 90025	33.86%
CELUI INVESTMENTS PTE LTD ATTN: EFM OPERATIONS 168 ROBINSON ROAD #37-01, CAPITAL TOWER SINGAPORE 068912 Singapore	19.20%
NORTHERN TRUST AS CUSTODIAN FBO EIT MEDICAL AC# XXXXX783 ATTN: KATIE LEHNER 801 S. CANAL STREET CHICAGO, IL 60607	14.14%
NORTHERN TRUST AS CUSTODIAN FBO EIT 134 PENSION AC# XXXXX781 ATTN: KATIE LEHNER 801 S. CANAL STREET CHICAGO, IL 60607	12.21%
BENJAMIN L INKER 15 CHATHAM STREET BROOKLINE, MA 02446	5.73%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Benchmark-Free Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
COMMONWEALTH OF MASSACHUSETTS 1234 MAIN ST NEW YORK, NY 10017	34.15%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	31.92%
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Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	7.87%
MAC & CO A/C XXX088 FBO: HIGHMARK HEALTH AHN PLAN ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	5.83%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Benchmark-Free Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	24.80%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	22.91%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	15.81%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Benchmark-Free Fund as of June 2, 2025:
Name and Address	% Ownership
ABBOTT ABBVIE MULTIPLE EMPLOYER PENSION PLAN TRUST ATTN: RACHEL LOPEZ 100 ABBOTT PARK RD. AP6D-2 0-310 ABBOTT PARK, IL 60064	25.54%
ABBOTT LABORATORIES ANNUITY RET TR C/O THE NORTHERN TRUST CO. P.O. BOX 92956 CHICAGO, IL 60607	15.65%
THE NORTHERN TRUST COMPANY ON BEHALF OF THE MOTION PICTURE INDUSTRY INDIVIDUAL ACCOUNT PLAN PUBLIC & TAFT HARTLEY PLANS 50 SOUTH LASALLE ST CHICAGO, IL 60675	13.63%
THE NORTHERN TRUST COMPANY ON BEHALF OF THE MOTION PICTURE INDUSTRY PENSION PLAN PUBLIC & TAFT HARTLEY FUNDS 50 SOUTH LASALLE STREET CHICAGO, IL 60675	9.78%
BNY MELLON TRUSTEE FBO EMPLOYEES' RETIREMENT PLAN OF CONSOLIDED ELECTRICAL DISTRIBUTORS, INC. ATTN: MS. KIMBERLY HENRY, C/O BNY MELLON ASSET SERVICING, 500 GRANT ST., 151-1335 PITTSBURGH, PA 15258	9.33%
MOTION PICTURE INDUSTRY HEALTH PLAN ACTIVE FUND ATTN HEATHER BRIGGS 11365 VENTURA BOULEVARD STUDIO CITY, CA 91604	7.15%
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Name and Address	% Ownership
MAC & CO A/C XXXXXX00002 FBO VEBA TRUST FOR UNION EMPLOYEES OF KEYSPAN CORPORATION ATTN MUTUAL FUND OPS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	6.09%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Climate Change Fund as of June 2, 2025:
Name and Address	% Ownership
MAC & CO A/C XXX584 FBO:NEUALT LLC ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	25.76%
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.53%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Climate Change Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	67.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	25.54%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Climate Change Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	31.85%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL.12 NEW YORK, NY 10004	23.58%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Emerging Country Debt Fund as of June 2, 2025:
Name and Address	% Ownership
CIBC MELLON TRUST COMPANY, TRUSTEE OF THE CN CANADIAN MASTER TRUST FUND ATTN: MS. CLAUDETTE BAKER; MS. JACQUELINE ABDOU 320 BAY STREET, GROUND FLOOR TORONTO, ONTARIO, CANADA M5H 4A6 Canada	13.17%
LAUER & CO., NOMINEE FOR GLENMEDE TRUST CO., N.A. ATTN: MARIE KNUTTEL P.O. BOX 58997 PHILADELPHIA, PA 19102	9.80%
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Name and Address	% Ownership
SAN FRANCISCO CITY AND COUNTY EMPLOYEES' RETIREMENT SYSTEM ATTN: ALO MARTINS 1145 MARKET STREET 5TH FLOOR SAN FRANCISCO, CA 94103	8.34%
HSBC - NORTH AMERICAN (U.S.) PENSION TRUST ATTN: CHRISTOPHER STANLEY 227 W. MONROE STREET, 18TH FLOOR CHICAGO, IL 60606	8.10%
NORTHERN TRUST AS CUSTODIAN FBO PENSION PLAN FOR EMPLOYEES AT ORNL A/C# XXXXX456 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675	7.33%
SEI PRIVATE TRUST COMPANY C/O PRINICIPAL FINANCIAL ID 636 FBO AXP # XXXXX612 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456	5.05%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO Emerging Country Debt Fund as of June 2, 2025:
Name and Address	% Ownership
MUNICIPAL EMPLOYEES RETIREMENT SYSTEM OF MICHIGAN GROUP TRUST ATTN: PETER WUJKOWSKI 1134 MUNICIPAL WAY LANSING, MI 48917	21.94%
MAC & CO A/C XXX499 FBO: IHC HEALTH SERVICES, INC. ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	20.77%
THE COCA-COLA COMPANY MASTER RETIREMENT TRUST ATTN: TREASURY DEPARTMENT (ASSETS MANAGEMENT GROUP) ONE COCA-COLA PLAZA ATLANTA, GA 30313	10.68%
NORTHERN TRUST AS CUSTODIAN FBO LINDE PENSION PLAN A/C XXXXX287 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675	8.98%
NORTHERN TRUST AS TRUSTEE FBO CENTURYLINK, DEFINED BENEFIT MASTER TRUST AC# XXXX837 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675	6.82%
NORTHERN TRUST COMPANY CUSTODIAN FBO MANXOME INVESTORS, L.P. TRUST A/C XXXX909 ATTN: SA TRADE TEAM 50 SOUTH LASALLE STREET CHICAGO, IL 60603	5.23%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Emerging Country Debt Fund as of June 2, 2025:
Name and Address	% Ownership
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	28.65%
101

Name and Address	% Ownership
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	15.03%
ASPIRIANT RISK-MANAGED TAXABLE BOND FUND, A SERIES OF ASPIRIANT TRUST ATTN: ASPIRIANT FUNDS 11100 SANTA MONICA BLVD, SUITE 600 LOS ANGELES, CA 90025	10.90%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.02%
THOMAS F. & EVON C. COOPER TRUST ATTN: THOMAS F. COOPER TRUSTEE 16 GARLAND RD LINCOLN, MA 01773	5.32%
102

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Emerging Markets Ex-China Fund as of June 2, 2025:
Name and Address	% Ownership
SGF, LLC ATTN: JON MELLIN 30 S. WACKER DRIVE SUITE 2875 CHICAGO, IL 60606	39.11%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	28.19%
SEI PRIVATE TRUST COMPANY C/O TRUIST BANK ID 866 FBO UNITED STATES HOLOCAUST MEMORIAL MUSEUM XXXX356 ATTN: MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS, PA 19456	20.01%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	10.30%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Emerging Markets Ex-China Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	32.98%
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	28.35%
STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR THE NORTHROP GRUMMAN CORPORATION PENSION MASTER TRUST ATTN: JOHN VAVLADELLIS 2 AVENUE DE LAFAYETTE, LCC1E BOSTON, MA 02111	27.68%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	5.44%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of GMO Emerging Markets Fund as of June 2, 2025:
Name and Address	% Ownership
MAC & CO A/C XXX002 FBO DIANNE S. LOZIER TRUST ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	35.68%
JOHN HANCOCK FINANCIAL SERVICES INC PENSION PLAN ATTN MICHAEL BROWN STATE STREET BANK & TRUST CO 2 AVENUE DE LAFAYETTE MS LCC2 BOSTON, MA 02111	13.51%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	10.23%
103

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Emerging Markets Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	100.00%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Emerging Markets Fund as of June 2, 2025:
Name and Address	% Ownership
GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	50.96%
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	29.23%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	13.39%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Emerging Markets Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	75.26%
INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830	10.62%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	7.36%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482	6.75%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Emerging Markets Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	57.32%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	12.83%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.15%
104

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Global Asset Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
CONSTELLATION TRUST COMPANY AS CUSTODIAN FBO TEXAS TUITION PROMISE FUND ATTN: JUSTIN KULLMAN 17605 WRIGHT STREET OMAHA, NE 68130	24.40%
NATIONAL FOOTBALL LEAGUE RECIPROCAL TRUST C/O CHRISTOPHER MERLO, PNC INSTITUTIONAL ASSET MANAGEMENT PNC BANK, 300 FIFTH AVE, 29TH FL PITTSBURGH, PA 15222	10.16%
CAMDEN NATIONAL BANK, TRUSTEE FBO REDINGTON-FAIRVIEW RETIREMENT PLAN ATTN: CLIENT SERVICES 2 CANAL PLAZA, PORTLAND, ME 04101	7.39%
AGW INVESTMENT COMPANY ATTN KEITH A ROOK MANAGING DIRECTOR C/O WEILER ARNOW MGT CO, INC. 675 THIRD AVENUE, 27TH FLOOR NEW YORK, NY 10017	7.29%
AGW HOLDING COMPANY ATTN KEITH A ROOK MANAGING DIRECTOR C/O WEILER ARNOW MGT CO., INC. 675 THIRD AVENUE, 27TH FLOOR NEW YORK, NY 10017	6.39%
SEI PRIVATE TRUST COMPANY C/O PRINICIPAL FINANCIAL ID 636 FBO TOWN OF WALLINGFORD PENSION # XXXXX500 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456	5.51%
PHILADELPHIA HOUSING AUTHORITY RETIREMENT INCOME PLAN 12 S. 23RD STREET, 6TH FLOOR PHILADELPHIA, PA 19103	5.29%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Global Asset Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
MATRIX TRUST COMPANY AS TRUSTEE FBO ST. JUDE MEDICAL, INC. MANAGEMENT SAVINGS PLAN P. O. BOX 52129 PHOENIX, AZ 85072	91.27%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482	6.53%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Global Asset Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	88.91%
105

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Global Developed Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
BANK LOMBARD ODIER & CO LTD FAO CP POLICE ATTN: DEALING DESK 11, RUE DE LA CORRATERIE 1204 GENEVA Switzerland	99.76%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Global Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
NAVY FEDERAL CREDIT UNION EMPLOYEES' RETIREMENT PLAN PLAN SPONSOR: NAVY FEDERAL CREDIT UNION ATTN: AL CHARETTE 820 FOLLIN LANE VIENNA, VA 22180	57.95%
CHRISTIAN BROTHERS EMPLOYEE RETIREMENT PLAN ATTN: PATRICE MAUTHE 1205 WINDHAM PARKWAY ROMEOVILLE, IL 60446	15.70%
CITY OF KANSAS CITY MISSOURI EMPLOYEES RETIREMENT SYSTEM RICK BOERSMA 414 E 12TH STREET KANSAS CITY, MO 64106	11.35%
STICHTING BEWAARDER TRIPLE PARTNERS ATTN: COR BOUTKAN PRINS BERNHARDPLEIN 200 1097 JB AMSTERDAM THE NETHERLANDS Netherlands	7.24%
CITY OF HAMILTON MASTER TRUST MEMBERS OF HAMILTON DEFINED BEN PEN PLAN ATTN: MR. GERALD BOYCHUK CITY OF HAMILTON, INVEST. DEPARTM 71 MAIN STREET WEST, 1ST FLOOR HAMILTON ON, CANADA L8P 4Y5 Canada	5.74%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Global Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
J.P. MORGAN SECURITIES LLC. OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	81.43%
VOYA INSTITUTIONAL TRUST COMPANY FBO CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM ATTN: PENSION2 MAILSTOP 44 100 WATERFRONT PLACE WEST SACRAMENTO, CA 95605	17.35%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Global Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	78.00%
106

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO High Yield Fund as of June 2, 2025:
Name and Address	% Ownership
STICHTING PENSIOENFONDS ATOS VERRIJN STUARTLAAN 1F, RIJSWIJK 2288 EK Netherlands	69.14%
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	17.49%
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.53%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO High Yield Fund as of June 2, 2025:
Name and Address	% Ownership
LPL FINANCIAL A/C XXXXXX005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	58.56%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	10.97%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Shares of GMO Implementation Fund as of June 2, 2025:
Name and Address	% Ownership
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	93.34%
WORKPLACE HEALTH SAFETY AND COMPENSATION COMMISSION OF NEW BRUNSWICK, DBA "WORKSAFENB" ATTN: MICHAEL MACFARLANE 1 PORTLAND STREET SAINT JOHN, NB, E2L 3X9 Canada	6.66%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO International Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
SAXON & CO. FBO CARPENTERS PENSION FUND XXXXXXXXXXX012 P.O. BOX 94597 CLEVELAND, OH 44101	57.51%
US BANK FBO CAL TEACHERS ASSN EBT GMO ATTN: TRUST SECURITIES 1555 N. RIVERCENTER DR. SUITE 302 PO BOX 1787 MILWAUKEE, WI 53072	17.66%
PEARL ATLANTIC, LLC ATTN: JAMES A. PASQUARELLO 3830 SOUTH HIGHWAY A1A, SUITE 4-157 MELBOURNE BEACH, FL 32951	13.33%
MARY A. PASQUARELLO AMENDED AND RESTATED TRUST JULY 11, 2005 RESTATED JANUARY 4, 2013 421 RIVERVIEW LANE, MELBOURNE BEACH, FL 32951	6.67%
107

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO International Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO CENTURYLINK - DV PO BOX 92994 CHICAGO, IL 60675	88.56%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY STREET BOSTON, MA 02116	7.73%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO International Developed Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
MCMASTER UNIVERSITY MASTER TRUST EMPLOYEES TREASURY OPERATIONS ATTN: MCMASTER TREASURY OJN, ROOM 417, TREASURY OPERATIONS 1280 MAIN STREET WEST HAMILTON ON L8S 4L8 Canada	98.76%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO International Developed Equity Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	92.93%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	6.68%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO International Equity Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	85.77%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	8.57%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	5.49%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO International Equity Fund as of June 2, 2025:
Name and Address	% Ownership
GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	39.11%
GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	23.62%
108

Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	20.64%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	9.45%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO International Equity Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	96.03%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO International Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	73.51%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	24.76%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO International Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
STATE STREET BANK & TRUST CO CUST FBO DOUG KEITH IRA 605 OSGOOD STREET NORTH ANDOVER, MA 01845	62.98%
LPL FINANCIAL A/C XXXXXX005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	37.02%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO International Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX741 PO BOX 92956 CHICAGO, IL 60675	25.36%
GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	21.89%
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	16.14%
GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	15.82%
109

Name and Address	% Ownership
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	7.98%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO International Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	100.00%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Shares of MAC Implementation Fund as of June 2, 2025:
Name and Address	% Ownership
GMO MULTI-ASSET CREDIT FUND ATTN: SHAREHOLDER SERVICES C/O GMO LLC 53 STATE STREET, 33RD FLOOR BOSTON, MA 02109	100.00%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Multi-Asset Credit Fund as of June 2, 2025:
Name and Address	% Ownership
SMITHSONIAN INSTITUTION 425 3RD STREET, SUITE 850 WASHINGTON, DC 20024	100.00%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Multi-Sector Fixed Income Fund as of June 2, 2025:
Name and Address	% Ownership
SAINT MARY'S HOSPITAL RETIREMENT PLAN ATTN RICK HAEFLINGER 200 FIRST STREET SW ROCHESTER, MN 55906	38.34%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	34.75%
ROCHESTER METHODIST HOSPITAL HOURLY EMPLOYEE'S PENSION PLAN ATTN RICK HAEFLINGER 200 FIRST STREET SW ROCHESTER, MN 55906	24.78%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO Multi-Sector Fixed Income Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	70.59%
VEBA PARTNERSHIP N LP CORE PLUS XXX102 ATTN: DEREK DU ONE VERIZON WAY MAILCODE VC71S209 BASKING RIDGE, NJ 07920	24.17%
110

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Opportunistic Income Fund as of June 2, 2025:
Name and Address	% Ownership
SMITHSONIAN INSTITUTION 425 3RD STREET SW, SUITE 850 WASHINGTON, DC 20024	42.19%
NORTHERN TRUST CO. CUST. FBO CALTECH - DOMESTIC FIXED INCOME A/C XXXX928 ATTN: MUTUAL FUNDS 50 SOUTH LASALLE STREET CHICAGO, IL 60603	39.49%
VEBA PARTNERSHIP N LP - DOF - XXX121 ATTN: DEREK DU 295 N. MAPLE AVENUE BUILDING 7-1ST FLOOR SOUTH BASKING RIDGE, NJ 07920	10.84%
THE NORTHERN TRUST CO CUST FBO HELEN V BRACH FOUNDATION ATTN: MUTUAL FUNDS 50 S. LASALLE STREET CHICAGO, IL 60603	7.45%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Opportunistic Income Fund as of June 2, 2025:
Name and Address	% Ownership
GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	42.09%
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	21.66%
GMO MULTI-SECTOR FIXED INCOME FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	13.64%
GMO MULTI-ASSET TRUST ATTN: SYDNEY OPERATIONS SUITE 43.02, GROSVENOR PLACE, 225 GEORGE STREET, SYDNEY NSW 2000 Australia	5.77%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Opportunistic Income Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	32.67%
SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	30.28%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	24.77%
SEI PRIVATE TRUST COMPANY C/O ID 337 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	8.00%
111

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Opportunistic Income Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	28.84%
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	6.30%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC. ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086	5.44%
112

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO Quality Fund as of June 2, 2025:
Name and Address	% Ownership
UNIVERSITY OF SOUTHERN CALIFORNIA ATTN: UNIVERSITY OF SOUTHERN CALIFORNIA 2121 AVENUE OF THE STARS SUITE 600 LOS ANGELES, CA 90067	25.79%
NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX127 PO BOX 92956 CHICAGO, IL 60675	19.97%
NORTHERN TRUST AS CUSTODIAN FBO CEDARS SINAI MEDICAL CENTER A/C# XXXXX635 PO BOX 92956 CHICAGO, IL 60675	11.81%
TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA ATTN: MARK DINGFIELD 3451 WALNUT ST. SUITE 737 PHILADELPHIA, PA 19104	11.75%
NORTHERN TRUST AS CUSTODIAN FBO CAL TECH A/C#XXXX343 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675	9.83%
THE BROAD FOUNDATION ATTN: THE BROAD FOUNDATION 300 SOUTH GRAND AVENUE SUITE 1800 LOS ANGELES, CA 90071	7.74%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Quality Fund as of June 2, 2025:
Name and Address	% Ownership
BOARD OF TRUSTEES OF MICHIGAN STATE UNIVERSITY OFFICE OF INVESTMENTS AND FINANCIAL MANAGEMENT 426 AUDITORIUM ROAD, ROOM 412 EAST LANSING, MI 48824	15.43%
MASTER FOODS INVESTMENTS LLC ATTN: TREASURY & BENEFITS CENTER ONE SUNSET WAY HENDERSON, NV 89014	14.11%
ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND ATTN: BENJAMIN SCHMIDT 11100 SANTA MONICA BLVD., SUITE 600 LOS ANGELES, CA 90025	13.73%
FUNDACAO CALOUSTE GULBENKIAN ATTN: JOSE NEVES ADELINO SERVICO DE FINANCAS E INVESTIMENTOS AVENIDA DE BERNA, 45A 1067-001 LISBOA- PORTUGAL Portugal	6.17%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Quality Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	30.39%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	24.37%
113

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Quality Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	36.67%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	10.18%
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	8.64%
MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE, WI 53223	5.34%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Resources Fund as of June 2, 2025:
Name and Address	% Ownership
AGILITY REAL ASSETS LLC ATTN: AGILITY FINOPS 767 FIFTH AVENUE, FLOOR 10 NEW YORK, NY 10024	12.26%
FS OVERLAY-C PARTNERS C/O FS FIDUCIARY SERVICES LLC ATTN: GERARD POMPILIO 430 PARK AVENUE, SUITE 803 NEW YORK, NY 10022	8.52%
PRINCETON AREA COMMUNITY FOUNDATION 212 CARNEGIE CENTER DRIVE, SUITE 201 PRINCETON, NJ 08540	7.57%
YESHIVA UNIVERSITY ATTN: JAKE HARMAN 500 W. 185TH STREET NEW YORK, NY 10033	6.20%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of GMO Resources Fund as of June 2, 2025:
Name and Address	% Ownership
MUNICIPAL EMPLOYEES RETIREMENT SYSTEM OF MICHIGAN GROUP TRUST ATTN: PETER WUJKOWSKI 1134 MUNICIPAL WAY LANSING, MI 48917	36.37%
MAC & CO A/C XXX268 FBO: SILICON VALLEY COMMUNITY FOUNDATION ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	29.58%
MAC & CO A/C XXX832 FBO: CHAN ZUCKERBERG INITIATIVE FOUNDATION ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	28.55%
STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR THE NORTHROP GRUMMAN CORPORATION PENSION MASTER TRUST ATTN: JOHN VAVLADELLIS 2 AVENUE DE LAFAYETTE, LCC1E BOSTON, MA 02111	5.50%
114

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Resources Fund as of June 2, 2025:
Name and Address	% Ownership
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	39.57%
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	20.58%
THOMAS R HANCOCK 16 ROCKMONT ROAD BELMONT, MA 02478	10.70%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	9.53%
GMO MULTI-ASSET TRUST ATTN: SYDNEY OPERATIONS SUITE 43.02, GROSVENOR PLACE, 225 GEORGE STREET, SYDNEY NSW 2000 Australia	5.10%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of GMO Resources Fund as of June 2, 2025:
Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310	87.30%
THE NORTHERN TRUST FBO INTERMOUNTAIN HEALTHCARE -DV MUTUAL FUNDS 333 S WABASH AVENUE CHICAGO, IL	10.91%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Resources Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	20.67%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	15.95%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Resource Transition Fund as of June 2, 2025:
Name and Address	% Ownership
THE TRUSTEES OF PRINCETON UNIVERSITY PO BOX 35 PRINCETON, NJ 08544	99.93%
115

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Small Cap Quality Fund as of June 2, 2025:
Name and Address	% Ownership
SMITHSONIAN INSTITUTION 425 3RD STREET, SUITE 850 WASHINGTON, DC 20024	44.72%
UNIVERSITY OF HAWAII FOUNDATION ATTN: UNIVERSITY OF HAWAII FOUNDATION 1810 UNIVERSITY AVENUE, SUITE 300 HONOLULU, HI 96822	20.77%
NORTHERN TRUST AS CUSTODIAN FBO CYMI EQUITY LP A/C# XXXXX787 PO BOX 92956 CHICAGO, IL 60675	10.38%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	8.23%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	6.10%
GEM LIQUID MARKETS FUND A, LP ATTN RYAN PATTERSON 224 W. TREMONT AVENUE CHARLOTTE, NC 28203	5.96%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Small Cap Quality Fund as of June 2, 2025:
Name and Address	% Ownership
INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT ON BEHALF OF ITS POST- EMPLOYMENT BENEFITS PLAN 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433	78.57%
INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT AS TRUSTEE FOR THE RETIRED STAFF BENEFITS PLAN AND TRUST ATTN: IVAN ZELENKO 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433	15.00%
INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT AS TRUSTEE FOR THE STAFF RETIREMENT PLAN AND TRUST 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433	6.43%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Small Cap Quality Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	55.47%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	23.16%
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.30%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	6.14%
116

Name and Address	% Ownership
THOMAS R. HANCOCK AND CATHERINE A. FULLERTON ATTN: TOM HANCOCK 16 ROCKMONT ROAD BELMONT, MA 02478	5.06%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of Small Cap Quality Fund as of June 2, 2025:
Name and Address	% Ownership
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	99.93%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of Small Cap Quality Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	71.99%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Strategic Opportunistic Allocation Fund as of June 2, 2025:
Name and Address	% Ownership
MCPHS UNIVERSITY 179 LONGWOOD AVE. BOSTON, MA 02115	61.12%
JPMORGAN CHASE AS TRUSTEE FOR THE COLGATE PALMOLIVE RETIREMENT TRUST ATTN: STEPHEN LEE 300 PARK AVENUE, 14TH FLOOR NEW YORK, NY 10022	22.61%
KANSAS CITY LIFE INSURANCE COMPANY CASH BALANCE PENSION PLAN ATTN: MATT BAKER 3520 BROADWAY KANSAS CITY, MO 64111	8.84%
ENDICOTT COLLEGE ATTN: ANTHONY FERULLO 376 HALE ST. BEVERLY, MA 01915	6.76%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO U.S. Equity Fund as of June 2, 2025:
Name and Address	% Ownership
HOPKE PARTNERSHIP ATTN JURRIEN DEAN 7422 HAMPDEN LANE BETHESDA, MD 20814	58.99%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	32.18%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	7.25%
117

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO U.S. Equity Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	50.20%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	30.94%
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	9.03%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	6.81%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	69.21%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	30.75%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of U.S. Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX741 PO BOX 92956 CHICAGO, IL 60675	52.25%
THE DAVID AND LUCILE PACKARD FOUNDATION 343 SECOND STREET LOS ALTOS, CA 94022	43.76%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of U.S. Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	59.82%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	23.27%
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	10.28%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	6.21%
118

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of U.S. Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. PLAINS TOWNSHIP FIREMEN'S 717 17TH STREET, SUITE 1300 DENVER, CO 80202	33.62%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WILLIAMSPORT SANITARY AUTHORITY 457 717 17TH STREET, SUITE 1300 DENVER, CO 80202	16.56%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WILLIAMSPORT MUNICPL WATER AUTH 457 717 17TH STREET, SUITE 1300 DENVER, CO 80202	13.46%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MUNICIPALITY OF KINGSTON 457 PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202	8.01%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. FRANK P CROSSIN AGNCY INC PSP & TST 717 17TH STREET, SUITE 1300 DENVER, CO 80202	5.24%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. UNITED MECHANICAL CORP. 401K PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202	5.21%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. COLTS MP LOCAL 668 PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202	5.09%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of U.S. Opportunistic Value Fund as of June 2, 2025:
Name and Address	% Ownership
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	87.90%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO U.S. Small Cap Value Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	45.95%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	21.52%
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	14.18%
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037	10.89%
119

Name and Address	% Ownership
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	7.18%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO U.S. Treasury Fund as of June 2, 2025:
Name and Address	% Ownership
GMO INTERNATIONAL EQUITY FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	15.28%
GMO QUALITY FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	32.52%
GMO LLC C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	16.82%
GMO ALTERNATIVE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	8.38%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of GMO Japan Value Creation Fund as of June 2, 2025:
Name and Address	% Ownership
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266	47.09%
GARY P. BRINSON 737 NORTH MICHIGAN AVENUE, SUITE 1810 CHICAGO, IL 60611	45.94%
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of GMO Japan Value Creation Fund as of June 2, 2025:
Name and Address	% Ownership
GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	27.20%
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	20.91%
GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	20.55%
GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	19.05%
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109	5.40%
120

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class I Shares of GMO Japan Value Creation Fund as of June 2, 2025:
Name and Address	% Ownership
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS	57.00%
121

LEGAL PROCEEDINGS AND OTHER MATTERS
Indian regulators have alleged in 2002 that Emerging Markets Fund violated some conditions under which it was granted permission to operate in India and have restricted some of Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets was INR 262,800,000 (equivalent to $3,003,300) as of February 28, 2025. In recognition of the potential liability and based on management’s estimate of that liability having consulted with counsel, a portion of that amount (INR 65,700,000, equivalent to $750,825) as of February 28, 2025, is reflected as a liability in Emerging Markets Fund’s total net assets. Any costs in respect of this matter are borne by Emerging Markets Fund.
International Equity Fund, International Growth Equity Fund (which liquidated in 2014) and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Regional de Madrid (a department of the Spanish Ministry of Finance); certain of the claims for International Equity Fund and International Opportunistic Value Fund have been appealed to the Tribunal Supremo (the Supreme Court of Spain). Alpha Only Fund (which liquidated in 2020), Foreign Fund (which liquidated in 2017), Foreign Small Companies Fund (which liquidated in 2019), Implementation Fund, International Equity Fund, International Growth Equity Fund (which liquidated in 2014), International Large/Mid Cap Equity Fund (which liquidated in 2018), Resources Fund and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Central (a department of the Spanish Ministry of Finance). These proceedings relate to these Funds’ continued pursuit of Spanish E.U. Taxes. Positive decisions in respect of certain claims were issued and certain Funds have received payment. All costs in respect of these matters are borne by these Funds.
International Equity Fund and International Large/Mid Cap Equity Fund have each filed appeals against the Agenzia delle Entrate Centro Operativo di Pescara (a department of the Italian tax authority) in pursuit of Italian E.U. Taxes. All costs in respect of these appeals are borne by these Funds.
Emerging Markets Fund filed a writ petition with the High Court of Judicature at Bombay (India) seeking recovery of Indian capital gains tax refunds from the Indian Income Tax Department. All costs in respect of this matter are borne by the Fund.
See also “Taxes—Non-U.S. Taxes” for additional information regarding E.U. Taxes and E.U. Refunds.
“GMO,” the GMO logo, “Benchmark-Free”, and “Usonian” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.
GMO is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates, or any natural or legal person acting on their behalf have been registered with, have been approved by, or have made a notification to any EEA Member State, European Union, or other regulatory, governmental, or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced, or taken any similar action with respect to any offering, marketing, or other promotional materials relating to the Funds.
122

FINANCIAL STATEMENTS
The audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds for the fiscal year ended February 28, 2025 for each Fund, other than for Emerging Country Debt Shares Fund, Emerging Markets Debt Total Return Fund, Multi-Asset Credit Fund, and MAC Implementation Fund, which are included in the Trust’s Form N-CSR were filed electronically with the SEC on May 6, 2025 (Accession No. 0001193125-25-113673]) are hereby incorporated in this SAI by reference. Emerging Country Debt Shares Fund, Multi-Asset Credit Fund, and MAC Implementation Fund had not commenced operations by February 28, 2025 and, therefore, information about those Funds is not included in the Trust’s Form N-CSR filing for the fiscal year ended February 28, 2025.
123

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 28, 2025, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2025.
Alternative Allocation Fund – Class I
Net Assets at Value (Equivalent to $17.60 per share based on 6,074,729 shares of beneficial interest outstanding)	$106,920,050
Offering Price	$17.60
Alternative Allocation Fund – Class VI
Net Assets at Value (Equivalent to $17.73 per share based on 33,907,880 shares of beneficial interest outstanding)	$601,323,745
Offering Price	$17.73
Alternative Allocation Fund – Class R6
Net Assets at Value (Equivalent to $17.87 per share based on 467 shares of beneficial interest outstanding)	$8,335
Offering Price	$17.87
Asset Allocation Bond Fund – Class VI
Net Assets at Value (Equivalent to $18.80 per share based on 2,200,714 shares of beneficial interest outstanding)	$41,378,884
Offering Price	$18.80
Benchmark-Free Allocation Fund – Class I
Net Assets at Value (Equivalent to $26.48 per share based on 16,261,372 shares of beneficial interest outstanding)	$430,572,697
Offering Price	$26.48
Benchmark-Free Allocation Fund – Class III
Net Assets at Value (Equivalent to $26.52 per share based on 33,247,530 shares of beneficial interest outstanding)	$881,638,867
Offering Price	$26.52
Benchmark-Free Allocation Fund – Class IV
Net Assets at Value (Equivalent to $26.53 per share based on 26,758,993 shares of beneficial interest outstanding)	$709,852,618
Offering Price	$26.53
Benchmark-Free Allocation Fund – Class R6
Net Assets at Value (Equivalent to $26.49 per share based on 12,081,373 shares of beneficial interest outstanding)	$320,003,609
Offering Price	$26.49
Benchmark-Free Fund – Class III
Net Assets at Value (Equivalent to $19.25 per share based on 59,563,464 shares of beneficial interest outstanding)	$1,146,670,971
Offering Price	$19.25
Climate Change Fund – Class I
Net Assets at Value (Equivalent to $17.21 per share based on 6,982,163 shares of beneficial interest outstanding)	$120,189,279
Offering Price	$17.21
Climate Change Fund – Class III
Net Assets at Value (Equivalent to $17.23 per share based on 14,255,732 shares of beneficial interest outstanding)	$245,670,554
Offering Price	$17.23
Climate Change Fund – Class R6
Net Assets at Value (Equivalent to $17.20 per share based on 8,975,643 shares of beneficial interest outstanding)	$154,338,711
Offering Price	$17.20
Emerging Country Debt Fund – Class III*
Net Assets at Value (Equivalent to $20.56 per share based on 45,169,769 shares of beneficial interest outstanding)	$928,857,875
Offering Price ($20.56 * 100/99.25)*	$20.72
Emerging Country Debt Fund – Class IV*
Net Assets at Value (Equivalent to $20.52 per share based on 60,574,399 shares of beneficial interest outstanding)	$1,242,783,815
Offering Price ($20.52 * 100/99.25)*	$20.68
Emerging Country Debt Fund – Class VI*
Net Assets at Value (Equivalent to $20.50 per share based on 7,945,522 shares of beneficial interest outstanding)	$162,899,483
Offering Price ($20.50 * 100/99.25)*	$20.65
Emerging Markets ex-China Fund – Class III
Net Assets at Value (Equivalent to $11.30 per share based on 2,973,009 shares of beneficial interest outstanding)	$33,601,757
Offering Price	$11.30
Emerging Markets ex-China Fund – Class VI
Net Assets at Value (Equivalent to $11.33 per share based on 3,243,543 shares of beneficial interest outstanding)	$36,735,684
Offering Price	$11.33
Emerging Markets Fund – Class I
Net Assets at Value (Equivalent to $23.23 per share based on 2,666,907 shares of beneficial interest outstanding)	$61,958,617
Offering Price	$23.23

Emerging Markets Fund – Class II
Net Assets at Value (Equivalent to $23.28 per share based on 4,827,268 shares of beneficial interest outstanding)	$112,375,524
Offering Price	$23.28
Emerging Markets Fund – Class III
Net Assets at Value (Equivalent to $23.68 per share based on 1,707 shares of beneficial interest outstanding)	$40,430
Offering Price	$23.68
Emerging Markets Fund – Class VI
Net Assets at Value (Equivalent to $23.03 per share based on 7,954,830 shares of beneficial interest outstanding)	$183,206,480
Offering Price	$23.03
Emerging Markets Fund – Class R6
Net Assets at Value (Equivalent to $23.28 per share based on 560,290 shares of beneficial interest outstanding)	$13,041,245
Offering Price	$23.28
Global Asset Allocation Fund – Class I
Net Assets at Value (Equivalent to $32.98 per share based on 432,873 shares of beneficial interest outstanding)	$14,275,459
Offering Price	$32.98
Global Asset Allocation Fund – Class III
Net Assets at Value (Equivalent to $32.98 per share based on 10,799,913 shares of beneficial interest outstanding)	$356,203,317
Offering Price	$32.98
Global Asset Allocation Fund – Class R6
Net Assets at Value (Equivalent to $32.96 per share based on 241,069 shares of beneficial interest outstanding)	$7,945,945
Offering Price	$32.96
Global Developed Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $26.22 per share based on 3,022,376 shares of beneficial interest outstanding)	$79,255,029
Offering Price	$26.22
Global Equity Allocation Fund – Class I
Net Assets at Value (Equivalent to $29.16 per share based on 163,139 shares of beneficial interest outstanding)	$4,757,596
Offering Price	$29.16
Global Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $29.19 per share based on 18,223,072 shares of beneficial interest outstanding)	$531,869,389
Offering Price	$29.19
Global Equity Allocation Fund – Class R6
Net Assets at Value (Equivalent to $29.18 per share based on 1,577,539 shares of beneficial interest outstanding)	$46,036,754
Offering Price	$29.18
High Yield Fund – Class I
Net Assets at Value (Equivalent to $17.00 per share based on 44,567 shares of beneficial interest outstanding)	$757,598
Offering Price	$17.00
High Yield Fund – Class VI
Net Assets at Value (Equivalent to $17.03 per share based on 7,832,647 shares of beneficial interest outstanding)	$133,424,328
Offering Price	$17.03
Implementation Fund
Net Assets at Value (Equivalent to $13.19 per share based on 151,019,852 shares of beneficial interest outstanding)	$1,991,493,754
Offering Price	$13.19
International Developed Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $18.54 per share based on 9,660,310 shares of beneficial interest outstanding)	$179,134,301
Offering Price	$18.54
International Developed Equity Allocation Fund – Class R6
Net Assets at Value (Equivalent to $18.54 per share based on 7,456,475 shares of beneficial interest outstanding)	$138,249,888
Offering Price	$18.54
International Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $29.62 per share based on 3,249,966 shares of beneficial interest outstanding)	$96,259,949
Offering Price	$29.62
International Equity Allocation Fund – Class R6
Net Assets at Value (Equivalent to $29.61 per share based on 7,595,560 shares of beneficial interest outstanding)	$224,866,986
Offering Price	$29.61
International Equity Fund – Class I
Net Assets at Value (Equivalent to $26.88 per share based on 176,025 shares of beneficial interest outstanding)	$4,731,951
Offering Price	$26.88
International Equity Fund – Class III
Net Assets at Value (Equivalent to $26.77 per share based on 14,995,969 shares of beneficial interest outstanding)	$401,462,477
Offering Price	$26.77
International Equity Fund – Class IV
Net Assets at Value (Equivalent to $26.73 per share based on 22,879,846 shares of beneficial interest outstanding)	$611,464,219
Offering Price	$26.73

International Opportunistic Value Fund – Class I
Net Assets at Value (Equivalent to $15.16 per share based on 4,108 shares of beneficial interest outstanding)	$62,262
Offering Price	$15.16
International Opportunistic Value Fund – Class III
Net Assets at Value (Equivalent to $15.21 per share based on 2,017,601 shares of beneficial interest outstanding)	$30,690,145
Offering Price	$15.21
International Opportunistic Value Fund – Class IV
Net Assets at Value (Equivalent to $15.16 per share based on 23,576,519 shares of beneficial interest outstanding)	$357,366,310
Offering Price	$15.16
International Opportunistic Value Fund – Class R6
Net Assets at Value (Equivalent to $15.19 per share based on 1,454,658 shares of beneficial interest outstanding)	$22,094,788
Offering Price	$15.19
Japan Value Creation Fund – Class I
Net Assets at Value (Equivalent to $20.34 per share based on 1,379,255 shares of beneficial interest outstanding)	$28,055,430
Offering Price	$20.34
Japan Value Creation Fund – Class III
Net Assets at Value (Equivalent to $20.39 per share based on 1,438,544 shares of beneficial interest outstanding)	$29,337,143
Offering Price	$20.39
Japan Value Creation Fund – Class VI
Net Assets at Value (Equivalent to $20.40 per share based on 5,963,065 shares of beneficial interest outstanding)	$121,619,443
Offering Price	$20.40
Multi-Sector Fixed Income Fund – Class III
Net Assets at Value (Equivalent to $17.36 per share based on 770,718 shares of beneficial interest outstanding)	$13,377,359
Offering Price	$17.36
Multi-Sector Fixed Income Fund – Class IV
Net Assets at Value (Equivalent to $17.45 per share based on 3,945,922 shares of beneficial interest outstanding)	$68,868,271
Offering Price	$17.45
Opportunistic Income Fund – Class I
Net Assets at Value (Equivalent to $24.39 per share based on 36,691,658 shares of beneficial interest outstanding)	$894,979,667
Offering Price	$24.39
Opportunistic Income Fund – Class III
Net Assets at Value (Equivalent to $24.45 per share based on 4,858,206 shares of beneficial interest outstanding)	$118,769,432
Offering Price	$24.45
Opportunistic Income Fund – Class VI
Net Assets at Value (Equivalent to $24.45 per share based on 6,487,888 shares of beneficial interest outstanding)	$158,634,772
Offering Price	$24.45
Opportunistic Income Fund – Class R6
Net Assets at Value (Equivalent to $24.35 per share based on 13,036,762 shares of beneficial interest outstanding)	$317,487,455
Offering Price	$24.35
Quality Fund – Class I
Net Assets at Value (Equivalent to $33.82 per share based on 49,748,567 shares of beneficial interest outstanding)	$1,682,655,461
Offering Price	$33.82
Quality Fund – Class III
Net Assets at Value (Equivalent to $33.95 per share based on 98,572,638 shares of beneficial interest outstanding)	$3,346,232,511
Offering Price	$33.95
Quality Fund – Class IV
Net Assets at Value (Equivalent to $34.06 per share based on 35,794,921 shares of beneficial interest outstanding)	$1,219,153,858
Offering Price	$34.06
Quality Fund – Class VI
Net Assets at Value (Equivalent to $33.95 per share based on 96,103,379 shares of beneficial interest outstanding)	$3,262,684,817
Offering Price	$33.95
Quality Fund – Class R6
Net Assets at Value (Equivalent to $33.88 per share based on 46,060,769 shares of beneficial interest outstanding)	$1,560,753,501
Offering Price	$33.88
Resource Transition Fund – Class VI
Net Assets at Value (Equivalent to $10.64 per share based on 9,038,576 shares of beneficial interest outstanding)	$96,211,503
Offering Price	$10.64
Resources Fund – Class I
Net Assets at Value (Equivalent to $17.44 per share based on 26,675,006 shares of beneficial interest outstanding)	$465,097,466
Offering Price	$17.44
Resources Fund – Class III
Net Assets at Value (Equivalent to $17.43 per share based on 11,146,714 shares of beneficial interest outstanding)	$194,258,049
Offering Price	$17.43

Resources Fund – Class IV
Net Assets at Value (Equivalent to $17.36 per share based on 19,727,363 shares of beneficial interest outstanding)	$342,416,293
Offering Price	$17.36
Resources Fund – Class VI
Net Assets at Value (Equivalent to $17.36 per share based on 4,600,834 shares of beneficial interest outstanding)	$79,861,198
Offering Price	$17.36
Resources Fund – Class R6
Net Assets at Value (Equivalent to $17.40 per share based on 23,733,292 shares of beneficial interest outstanding)	$412,979,171
Offering Price	$17.40
Strategic Opportunities Allocation Fund – Class III
Net Assets at Value (Equivalent to $17.04 per share based on 10,056,903 shares of beneficial interest outstanding)	$171,367,865
Offering Price	$17.04
Small Cap Quality Fund – Class I
Net Assets at Value (Equivalent to $22.72 per share based on 12,653,660 shares of beneficial interest outstanding)	$287,489,871
Offering Price	$22.72
Small Cap Quality Fund – Class III
Net Assets at Value (Equivalent to $22.73 per share based on 2,397,872 shares of beneficial interest outstanding)	$54,495,885
Offering Price	$22.73
Small Cap Quality Fund – Class VI
Net Assets at Value (Equivalent to $22.76 per share based on 2,182,109 shares of beneficial interest outstanding)	$49,662,261
Offering Price	$22.76
U.S. Equity Fund – Class III
Net Assets at Value (Equivalent to $13.49 per share based on 4,854,418 shares of beneficial interest outstanding)	$65,503,959
Offering Price	$13.49
U.S. Equity Fund – Class VI
Net Assets at Value (Equivalent to $13.26 per share based on 6,139,642 shares of beneficial interest outstanding)	$81,382,774
Offering Price	$13.26
U.S Opportunistic Value Fund – Class I
Net Assets at Value (Equivalent to $22.25 per share based on 2,838,670 shares of beneficial interest outstanding)	$63,164,829
Offering Price	$22.25
U.S Opportunistic Value Fund – Class III
Net Assets at Value (Equivalent to $22.33 per share based on 1,618,613 shares of beneficial interest outstanding)	$36,150,675
Offering Price	$22.33
U.S Opportunistic Value Fund – Class IV
Net Assets at Value (Equivalent to $22.28 per share based on 11,364,091 shares of beneficial interest outstanding)	$253,225,144
Offering Price	$22.28
U.S Opportunistic Value Fund – Class VI
Net Assets at Value (Equivalent to $22.30 per share based on 5,822,532 shares of beneficial interest outstanding)	$129,824,867
Offering Price	$22.30
U.S Opportunistic Value Fund – Class R6
Net Assets at Value (Equivalent to $22.25 per share based on 87,760 shares of beneficial interest outstanding)	$1,953,070
Offering Price	$22.25
U.S. Small Cap Value Fund – Class VI
Net Assets at Value (Equivalent to $20.49 per share based on 1,731,287 shares of beneficial interest outstanding)	$35,470,669
Offering Price	$20.49
U.S. Treasury Fund
Net Assets at Value (Equivalent to $5.01 per share based on 61,842,597 shares of beneficial interest outstanding)	$309,925,698
Offering Price	$5.01

Footnotes to Specimen Price Make-Up Sheets
*Represents maximum offering price charged on certain cash purchases. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Fund’s Prospectus.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
S&P Global Ratings. S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following are excerpts from S&P Global Ratings’ short-term issue credit ratings definitions:
A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Moody’s. Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s short-term ratings definitions:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Corporate Debt Ratings
S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The following are excerpts from S&P Global Ratings’ long-term issue credit ratings definitions:
AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B-1

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR — NR -- This indicates that a rating has not been assigned or is no longer assigned.
Moody’s. Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:
Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
B-2

Appendix C
GMO Trust
Proxy Voting Policy
Adoption: September 16, 2003
Last Revision: July 15, 2020
Statement of Policy
GMO Trust (the “Trust”) delegates the authority and responsibility to vote proxies related to portfolio securities held by the series of the Trust (each, a “Fund,” and collectively, the “Funds”) to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
The Board of Trustees (the “Board”) of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Funds when exercising voting authority on behalf of the Funds.
Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. In the event of any conflicts of interest between the Adviser and the Funds, the Adviser shall follow procedures that enable it to cause the proxy to be voted in the best interests of the Funds and their shareholders, which may include (1) causing the proxy to be voted pursuant to the recommendation of an independent third party, pursuant to pre-established proxy voting guidelines, or (2) seeking instructions from the Board on the manner in which the proxy should be voted.
For any Fund that operates as a “feeder fund” investing substantially all of its assets in shares of another Fund (“Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the “1940 act”) (a “Feeder Fund”), the Adviser is obligated (i) to seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and to vote such proxies only in accordance with such instructions, or (ii) to vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.
Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
Securities Lending
When a Fund lends its portfolio securities, the Adviser pursuant to the authority delegated to it by the Fund retains an obligation with respect to voting proxies relating to such securities. However, while such securities are on loan, a Fund will not have the right to vote the proxies relating to those securities. As a result, a Fund will only loan its portfolio securities pursuant to securities lending arrangements that permit the Fund to recall a loaned security or to exercise voting rights associated with the security. However, the Adviser generally will not arrange to have a security recalled or to exercise voting rights associated with a security unless the Adviser both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which the Adviser often does not receive, particularly in the case of non-U.S. issuers) and (2) the Adviser believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. The Adviser may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.
Certain Non-U.S. Markets
In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, the Adviser generally will determine not to vote proxies unless it believes that the potential benefits to the Fund of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting.
Disclosure
The following disclosure shall be provided:
A. Each Fund’s proxy voting record shall annually be included in the Fund’s Form N-PX.
B. The Adviser shall cause each Fund to include the Trust’s proxy voting policies and procedures in the Trust’s statement of additional information.
C. Each Fund’s shareholder report shall include a statement that a description of the Fund’s proxy voting policies and procedures is available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov.
D. The Trust’s statement of additional information and each Fund’s shareholder report shall include a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

GMO LLC and related entities1
(collectively, “GMO”)
Proxy Voting Policy
Adoption: August 6, 2003
Last Revision: February 24, 2025
I. Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) manages a variety of products and GMO’s proxy voting authority may vary depending on the type of product or specific client preferences. GMO retains full proxy voting discretion for accounts comprised of comingled client assets. However, GMO’s proxy voting authority may vary for accounts that GMO manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant GMO full discretion to vote proxies on their behalf, or provide GMO with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where GMO has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between GMO and the client.
In exercising its proxy voting authority, GMO is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some GMO strategies follow a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in GMO strategies involving the purchase of securities around corporate events. These differences may result in varying levels of GMO engagement in proxy votes, but in all cases where GMO retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
GMO’s Stewardship and Corporate Leadership Subcommittee, a sub-committee of the GMO ESG Oversight Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which GMO votes its proxies, and fulfilling GMO’s obligation voting proxies in the best interest of its clients.
II. Use of Third-Party Proxy Advisors
GMO has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, proxy voting research and recommendations, and executing votes. GMO may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.
III. Considerations When Assessing or Considering a Proxy Advisory Firm
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, GMO will, as part of its assessment, consider:
●
The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
●
The ability of the Proxy Advisory firm to provide information supporting its recommendations in a timely manner;
●
The ability of the Proxy Advisory firm to respond to ad hoc requests from GMO;
●
Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
●
How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
●
Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
●
The nature of third-party information sources used as a basis for voting recommendations;
●
When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
●
Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies, discloses and addresses conflicts of interests that arise from providing proxy voting recommendations and related services, from activities other than providing proxy voting recommendations and services, and from Proxy Advisory firm affiliations;
●
Whether the Proxy Advisory firm has established adequate diversity and inclusion practices;
●
Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
●
Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
●
Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
GMO also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV. Potential Conflicts of Interest of the Proxy Advisor
GMO requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, GMO requires information on how said conflict is being addressed. If GMO determines that a material conflict

1
Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, and GMO Singapore Pte. Ltd.

of interest exists and is not sufficiently mitigated, GMO’s Stewardship and Corporate Leadership Subcommittee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V. Voting Procedures and Approach
In relation to stocks held in GMO funds and accounts where GMO has proxy voting discretion, GMO will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines GMO has developed to govern voting recommendations from its Proxy Advisory firm (“GMO Voting Guidelines”). In instances where a separate account client has provided GMO with specific instructions and/or custom proxy voting guidelines, GMO will seek to vote proxies in line with such instructions or custom guidelines.
GMO may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
1.
The cost of voting a proxy outweighs the benefit of voting;
2.
GMO does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
3.
GMO has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.
There are restrictions on trading resulting from the exercise of a proxy;
5.
Voting would cause an undue burden to GMO (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
6.
GMO has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
GMO generally does not notify clients of non-voted proxy ballots.
Some of GMO’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights.
VI. Voting Guidelines
GMO seeks to vote proxies in a manner that encourages and rewards behavior that supports the creation of sustainable long-term growth, and in a way consistent with the investment mandate of the assets we manage for our clients. Accordingly, GMO’s Voting Guidelines aim to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, we take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.
VII. Issuer Specific Ballot Evaluations
GMO may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the GMO Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the GMO Voting Guidelines assigned to a given GMO fund or managed account. When determining whether to conduct an issuer-specific analysis, GMO will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the GMO Voting Guidelines, GMO will be required to vote proxies in a way that, in GMO’s reasonable judgment, is in the best interest of GMO’s clients.
VIII. Potential Conflicts of Interest of the Advisor
GMO mitigates potential conflicts of interest by generally voting in accordance with the GMO Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, GMO may determine to vote contrary to GMO Voting Guidelines with respect to GMO funds or accounts for which GMO has voting discretion, which itself could give rise to potential conflicts of interest.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.
GMO has a material business relationship or potential relationship with the issuer;
2.
GMO has a material business relationship with the proponent of the proxy proposal; or
3.
GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the GMO Voting Guidelines; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
IX. Ballot Materials and Processing
The Proxy Advisory firm is responsible for coordinating with GMO’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to GMO directly instead of the Proxy Advisory firm, GMO will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
X. Disclosure
Upon request, GMO will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, GMO will prepare a written response that lists, with respect to each voted proxy:

1.
The name of the issuer;
2.
The proposal voted upon; and
3.
The election made for the proposal.
XI. GMO Mutual Funds
GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.
On an annual basis, GMO will provide, or cause the Proxy Advisory firm to provide, to the GMO Trust administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.
XII. Proxy Recordkeeping
GMO and its Proxy Advisory firm (where applicable) will maintain records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940, including the following:
1.
A copy of the Policy, and any amendments thereto;
2.
A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision; and
3.
A record of each vote cast by GMO or the Proxy Advisory firm on behalf of GMO clients.
XIII. Review of Policy and Procedures
As a general principle, the Stewardship and Corporate Leadership Subcommittee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that GMO’s approach to voting proxies is in the best interests of its clients.

Appendix D
GMO Trust
Portfolio Holdings Disclosure Policy
Adoption: March 24, 2005
Last Revision: September 18, 2020
I. Introduction
The policy of each fund (“Fund”) of GMO Trust (the “Trust”) is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Funds’ portfolio holdings are available quarterly on the SEC’s website when the Funds file a Form N-CSR or Form N-PORT or such other forms as required by the Investment Company Act of 1940 and may also be made publicly available on a more frequent basis in accordance with this policy.
Information regarding the composition of a Fund’s portfolio is the property of that Fund. Neither Grantham, Mayo, Van Otterloo & Co. LLC, the Trust’s investment manager (“GMO”), nor any Fund will receive any compensation or other consideration in connection with the disclosure of a Fund’s portfolio holdings.
II. Disclosure of Portfolio Holdings1
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders (including shareholders of record of indirect investments in a Fund through another fund managed by GMO), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in a Fund through another fund managed by GMO), and their consultants and agents (collectively, “Permitted Recipients”).GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders (including shareholders of record of indirect investments in a Fund through another fund managed by GMO), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in a Fund through another fund managed by GMO), and their consultants and agents (collectively, “Permitted Recipients”).
III. Procedures
A. Information Available without a Confidentiality Agreement
Portfolio Holdings Information, such as a limited number of a Fund’s portfolio holdings (“Top Holdings Information”) or a Fund’s complete portfolio holdings on a 30-day lag, may be made available to Permitted Recipients and other third-parties without the need to establish a confidentiality agreement following the posting of the information on GMO’s website (www.gmo.com). GMO also may make Portfolio Holdings Information available on the same day or any day after the day such Portfolio Holdings Information is made available through a publicly available filing with the SEC. Such Portfolio Holdings Information may be distributed by e-mail, or by any other means in such scope and form and with such frequency as GMO may reasonably determine.
In addition, attribution information regarding the positions of some Funds may be posted monthly on GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). Attribution information is only available to Permitted Recipients who are registered users of GMO’s website. For Asset Allocation Funds2, position attribution information may be provided on a look through basis.
The Trust’s registration statement will set forth the nature and scope of the Portfolio Holdings Information that will be available on GMO’s website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available.
B. Information Available with a Confidentiality Agreement
Additional information regarding the portfolio holdings of a Fund (including holdings of underlying Funds in which the Fund invests) as of each month’s end may be made available through GMO’s website or otherwise to Permitted Recipients who have signed a confidentiality and non-use agreement with GMO. This information is typically available approximately 5 days after month end.3
Periodically, in response to heightened market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis (including as soon as the business day following the date to which the information relates) to Permitted Recipients through a secured link on GMO’s website.
To access this information on GMO’s website (www.gmo.com), Permitted Recipients must be enabled for access by GMO. Notification from GMO to Permitted Recipients is not required regarding the availability or type of information posted on GMO’s website.
In addition, (i) when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund; and (ii) when the Fund determines to pay redemption proceeds wholly or partly in-kind with securities, GMO may make available a list of securities it intends to deliver from the Fund.

1
Registered investment companies that are sub-advised by GMO, GMO-sponsored private funds and separate account clients of GMO are not subject to these portfolio holdings disclosure policies.
2
“Asset Allocation Funds” are defined in the Fund’s Prospectus.
3
Once posted, a Fund’s portfolio holdings typically will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-PORT (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
D-1

In some cases, GMO may disclose to a third-party Portfolio Holdings Information that has not been made available publicly or to Permitted Recipients. That disclosure may only be made if GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. That determination may be made by either GMO’s General Counsel (or persons designated by GMO’s General Counsel) or GMO Trust’s Chief Compliance Officer (“Trust’s CCO”), in consultation with the relevant portfolio manager. The third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO requiring that the Portfolio Holdings Information be used solely for the purposes determined by GMO, and the third party must be informed that it is under a duty not to trade on such information or disclose it to others. Any exception to the foregoing must be approved in advance as described in Section III(E).
C. Service Providers to the Trust
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO and GMO’s affiliates. A listing of these such service providers is disclosed in Trust’s Statement of Additional Information.
D. Disclosures Required by Law
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules, or regulations.
E. Exceptions
GMO’s General Counsel or the Trust’s CCO may authorize exceptions to these procedures. If the General Counsel, then he/she will notify the Trust’s CCO or his/her designee of any exceptions who will track the granting of any such exceptions.
IV. Conflicts
If GMO’s General Counsel or persons designated by General Counsel identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, such individual is required to inform the Trust’s CCO of the potential conflict, and the Trust’s CCO has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s CCO also is required to report his decision to the Board of Trustees.
V. Reporting
GMO periodically reports the following information to the Board of Trustees:
●
Exceptions authorized by GMO’s General Counsel or GMO’s CCO pursuant to Section III. (E) and
●
Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
D-2

GMO Trust
Multiple Classes - Supplemental Information
Class Designations
In addition to the classes of shares identified in the GMO Trust Prospectus dated June 30, 2025 (the “Multi-Class Prospectus”) as being currently offered by each Fund of GMO Trust (the “Trust”), each Fund of the Trust may also from time to time issue one or more of the following classes of shares: Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, Class MF Shares, Class R6 Shares, and Class I Shares. Exhibit A to this Supplement identifies the classes (except Class MF) each Fund may offer, and Exhibit B to this Supplement identifies the Funds that may offer Class MF Shares. Each class of shares of a Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of such Fund. The economic differences among Class II, Class III, Class IV, Class V, Class VI, Class VII, Class VIII Shares, Class R6 Shares, and Class I Shares are the level of shareholder service fee (“Shareholder Service Fee”) that the classes bear for client and shareholder service, reporting and other support and, in the case of Class I Shares, payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third-party platform or intermediary (“Third-Party Payments”).
Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust’s prospectuses or statements of additional information prior to the commencement of sale of such shares (the “Registration Statement”). Each such class will bear the same purchase premium and redemption fee, if any, assessed by the class(es) of shares of the relevant Fund currently being offered.
Class Eligibility
Class eligibility, except for Class MF Shares, Class R6 Shares, and Class I Shares, is generally dependent on the size of the client’s total assets under the management of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), the Trust’s investment adviser, and its affiliates, the size of the client’s total investment in the particular Fund of the Trust, or a combination of both, as described from time to time in the Registration Statement. Mutual funds that wish to invest in a Fund and that wish to receive supplemental support services will be eligible to purchase its Class MF shares (to the extent available). Each of Class R6 Shares and Class I Shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans and other omnibus accounts, and (iii) any other investors whose accounts are maintained by the Funds through third-party platforms or intermediaries (typically, investors that trade through financial intermediaries that have entered into agreements with the Trust to purchase and redeem shares through the National Securities Clearing Corporation).
Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Multi-Class Prospectus. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the relevant Fund’s prospectus prior to the offering of such shares. GMO will make all determinations as to aggregation of client accounts for purposes of determining eligibility.
Class Characteristics
Class II, Class III, Class IV, Class V, Class VI, Class VII, Class VIII Shares, Class R6 Shares, and Class I Shares
The differences among the various classes of shares are the level of Shareholder Service Fee borne by the class for client and shareholder service, reporting and other support provided to such class by GMO and, in the case of Class I Shares, Third-Party Payments. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail under “Fees and Expenses” for that Fund in the Multi-Class Prospectus.
Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class II Shares of a Fund (other than an asset allocation fund) will typically be 0.07% higher, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, an investor in Class IV, Class V, Class VI, Class VII, and Class VIII Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investor in Class III Shares of the same Fund over the same period.
All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.
Class MF Shares
Class MF Shares of each Fund pay GMO the Supplemental Support Fee, which is used by GMO to defray its expenses (or the expenses of a third party) in providing supplemental support with respect to Class MF shareholders and their investment advisers. The Supplemental Support Fee borne by the Class MF Shares of each Fund is set forth in Exhibit B hereto. The expenses associated with an investment in Class MF Shares currently being offered by a Fund are described in detail in the Multi-Class Prospectus under “Fees and Expenses.”
The Class MF Shares of a Fund bear the same level of purchase premium and/or redemption fee, if any, as all other classes of the same Fund.
Class I Shares
Class I Shares are subject to Third-Party Payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third-party platform or intermediary.
Conversion and Exchange Features
Conversion and exchange features for classes of shares currently offered by the Trust are set forth in the Multi-Class Prospectus. Conversion and exchange features for classes of shares not currently being offered will be established and disclosed in the relevant Fund’s prospectus prior to the offering of such shares.
1

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE
Class II Shares	Service Fee
Fund
GMO Quality Fund	0.22%
GMO International Equity Fund	0.22%
GMO Emerging Markets Fund	0.22%
GMO Emerging Country Debt Fund	0.22%
GMO International Opportunistic Value Fund	0.22%
GMO International Equity Allocation Fund	0.07%
GMO Global Equity Allocation Fund	0.07%
GMO Global Asset Allocation Fund	0.07%
GMO Benchmark-Free Allocation Fund	0.07%
GMO Alternative Allocation Fund	0.22%
GMO Emerging Markets ex-China Fund	0.22%
GMO Multi-Asset Credit Fund	0.20%

Class III Shares	Service Fee
Fund
GMO U.S. Equity Fund	0.15%
GMO U.S. Opportunistic Value Fund	0.15%
GMO Quality Fund	0.15%
GMO International Equity Fund	0.15%
GMO Emerging Markets Fund	0.15%
GMO Emerging Country Debt Fund	0.15%
GMO Emerging Markets Debt Total Return Fund	0.15%
GMO International Opportunistic Value Fund	0.15%
GMO Asset Allocation Bond Fund	0.15%
GMO International Equity Allocation Fund	0.00%
GMO International Developed Equity Allocation Fund	0.00%
GMO Global Equity Allocation Fund	0.00%
GMO Global Asset Allocation Fund	0.00%
GMO Benchmark-Free Allocation Fund	0.15%
GMO Benchmark-Free Fund	0.00%
GMO Strategic Opportunities Allocation Fund	0.00%
GMO Global Developed Equity Allocation Fund	0.00%
GMO Resources Fund	0.15%
GMO Resource Transition Fund	0.15%
GMO Opportunistic Income Fund	0.15%
GMO Climate Change Fund	0.15%
GMO High Yield Fund	0.15%
GMO Alternative Allocation Fund	0.15%
GMO U.S. Small Cap Value Fund	0.15%
GMO Small Cap Quality Fund	0.15%
GMO-Usonian Japan Value Creation Fund	0.15%
GMO Emerging Markets ex-China Fund	0.15%
GMO Multi-Asset Credit Fund	0.15%

Class IV Shares	Service Fee
Fund
GMO U.S. Equity Fund	0.10%
GMO U.S. Opportunistic Value Fund	0.10%
GMO Quality Fund	0.105%
GMO International Equity Fund	0.09%
GMO International Opportunistic Value Fund	0.09%
GMO Emerging Markets Fund	0.105%
GMO Emerging Country Debt Fund	0.10%
GMO Emerging Markets Debt Total Return Fund	0.10%
GMO Resources Fund	0.10%
GMO Resource Transition Fund	0.10%
GMO Benchmark-Free Allocation Fund	0.10%
GMO Climate Change Fund	0.10%
GMO High Yield Fund	0.10%
GMO Alternative Allocation Fund	0.105%
GMO U.S. Small Cap Value Fund	0.10%
GMO Small Cap Quality Fund	0.10%
2

Class IV Shares	Service Fee
Fund
GMO-Usonian Japan Value Creation Fund	0.10%
GMO Emerging Markets ex-China Fund	0.105%
GMO Multi-Asset Credit Fund	0.10%

Class V Shares	Service Fee
Fund
GMO U.S. Equity Fund	0.085%
GMO U.S. Opportunistic Value Fund	0.085%
GMO Quality Fund	0.085%
GMO International Equity Fund	0.085%
GMO Emerging Markets Fund	0.085%
GMO Emerging Country Debt Fund	0.12%
GMO Emerging Markets Debt Total Return Fund	0.085%
GMO Resources Fund	0.085%
GMO Resource Transition Fund	0.085%
GMO Benchmark-Free Allocation Fund	0.085%
GMO Climate Change Fund	0.085%
GMO High Yield Fund	0.085%
GMO Alternative Allocation Fund	0.085%
GMO U.S. Small Cap Value Fund	0.085%
GMO Small Cap Quality Fund	0.085%
GMO-Usonian Japan Value Creation Fund	0.085%
GMO Emerging Markets ex-China Fund	0.085%

Class VI Shares	Service Fee
Fund
GMO U.S. Equity Fund	0.055%
GMO U.S. Opportunistic Value Fund	0.055%
GMO Quality Fund	0.055%
GMO International Equity Fund	0.055%
GMO Emerging Markets Fund	0.055%
GMO Emerging Country Debt Fund	0.10%
GMO Emerging Markets Debt Total Return Fund	0.055%
GMO Asset Allocation Bond Fund	0.055%
GMO Resources Fund	0.055%
GMO Resource Transition Fund	0.055%
GMO Benchmark-Free Allocation Fund	0.055%
GMO Opportunistic Income Fund	0.055%
GMO Climate Change Fund	0.055%
GMO High Yield Fund	0.055%
GMO Alternative Allocation Fund	0.055%
GMO U.S. Small Cap Value Fund	0.055%
GMO Small Cap Quality Fund	0.055%
GMO-Usonian Japan Value Creation Fund	0.055%
GMO Emerging Markets ex-China Fund	0.055%
GMO U.S. Treasury Fund	0.00%

Class R6 Shares and Class I Shares	Service Fee
Fund
GMO U.S. Equity Fund	0.15%
GMO U.S. Opportunistic Value Fund	0.15%
GMO Quality Fund	0.15%
GMO International Equity Fund	0.22%
GMO Emerging Markets Fund	0.22%
GMO Emerging Country Debt Fund	0.15%
GMO Emerging Markets Debt Total Return Fund	0.15%
GMO International Opportunistic Value Fund	0.15%
GMO Asset Allocation Bond Fund	0.15%
GMO International Equity Allocation Fund	0.00%
GMO International Developed Equity Allocation Fund	0.00%
GMO Global Equity Allocation Fund	0.00%
GMO Global Asset Allocation Fund	0.00%
GMO Benchmark-Free Allocation Fund	0.15%
GMO Global Developed Equity Allocation Fund	0.00%
3

Class R6 Shares and Class I Shares	Service Fee
Fund
GMO Resources Fund	0.15%
GMO Resource Transition Fund	0.15%
GMO Opportunistic Income Fund	0.15%
GMO Climate Change Fund	0.15%
GMO High Yield Fund	0.15%
GMO Alternative Allocation Fund	0.22%
GMO U.S. Small Cap Value Fund	0.15%
GMO Small Cap Quality Fund	0.15%
GMO Emerging Country Debt Shares Fund	0.15%
GMO-Usonian Japan Value Creation Fund	0.15%
GMO Emerging Markets ex-China Fund	0.22%
GMO U.S. Treasury Fund	0.00%
GMO Multi-Asset Credit Fund	0.20%
EXHIBIT B: SUPPLEMENTAL SUPPORT FEE SCHEDULE
Fund	Supplemental Support Fee
GMO Benchmark-Free Allocation Fund	0.10%
4